AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 2, 2009 REGISTRATION NOS. 333-124214 811-21757

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 ----------------------

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

POST-EFFECTIVE AMENDMENT NO. 17
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

     POST-EFFECTIVE AMENDMENT NO. 13 ----------------------

     THE AMERICAN INDEPENDENCE FUNDS TRUST (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER) 335 MADISON AVENUE, MEZZANINE

NEW YORK, NY 10017

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 601-2736

ERIC RUBIN

AMERICAN INDEPENDENCE FINANCIAL SERVICES PRESIDENT

335 MADISON AVENUE, MEZZANINE NEW YORK, NY 10017

COPIES TO:
JONATHAN RAND
DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NY 10036-6797

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[ X]	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
[ ]	ON (DATE) PURSUANT TO PARAGRAPH (b)
[ ]	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

[ ]	ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
[ ]	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
[ ]	ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ]	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE
DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

March 1, 2009 · Class A Shares

Class C Shares

     Stock Fund Financial Services Fund International Equity Fund Short-Term Bond Fund Intermediate Bond Fund Kansas Tax-Exempt Bond Fund

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

Descriptions of each fund’s goal, strategy, and main risks, along with information on costs, and the individuals who manage the funds.

About the Funds	American Independence Funds
	Stock Fund	1
	Financial Services Fund	5
	International Equity Fund	11
	Short-Term Bond Fund	16
	Intermediate Bond Fund	21
	Kansas Tax-Exempt Bond Fund	26
	The Investment Adviser	30

How to Invest	A Choice of Share Classes	33
	How To Buy Fund Shares	39
	How To Sell and Exchange Fund Shares	41
	Shareholder Services and Policies	43
	Information, instructions, and policies to know about
	your fund account and transactions	45
	Distributions and Taxes	49
	Financial Highlights	50
	Notice of Privacy Policy	61

T ICKER SYMBOL	Class A — IFCSX
Class C — isfsx
CUSIP NUMBERS	Class A — 026762807
Class C — 026762732

A M E R I C A N  I N D E P E N D E N C E  F U N D S

Stock Fund

The Fund’s goal is to provide investors with long-term capital appreciation.

MAIN STRATEGIES

The Fund normally invests at least 80%* of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks and at least 65% of its total assets in such stocks issued by U.S. companies with large market capitalizations (over $5 billion) at the time of purchase. The Fund’s Sub-Adviser uses a value oriented approach to selecting stocks by identifying stocks that it considers undervalued (i.e. priced less than its real worth). The Fund’s Sub-Adviser also considers the company’s soundness and earnings prospects. If the Fund’s Sub-Adviser determines a company may no longer benefit from the current market and economic environment and shows declining fundamentals, it will eliminate the Fund’s holding of the company’s stock. The Fund may also invest in securities that are convertible into common stock and preferred stock.

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests primarily in value stocks, its performance may lag when growth stocks outperform value stocks.

Mid- and Small-Cap Risk

Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

* The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.

Stock Fund 1

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class Shares. As a result of the reorganization, the fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares after the reorganization includes the performance of the Fund’s Institutional Class shares, which has been restated to reflect the differences in any applicable sales charges and expenses.

FUND PERFORMANCE

The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing in the bar chart how the Stock Fund has performed from year to year and by comparing in the table the Fund’s performance over time to that of the Standard & Poor’s 500® Composite Stock Index (‘‘S&P 500®’’), a widely recognized, unmanaged index of common stocks. The Russell 1000 Value Index will be used as the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index of large-cap value stocks. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the Stock Fund of the former American Independence Funds Trust. From March 1, 2006 to March 1, 2007 the Fund was managed by Barrow, Hanley, Mewhinney & Strauss, Inc. Prior to December 1999, the Fund was managed by another sub-adviser.

The returns for Class A, Class C and Institutional Class will differ because of differences in the expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCEBARCHARTAND TABLE
YEAR-BY-YEARTOTALRETURNS- CLASSA SHARES{1}

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

Best quarter	20.27%	Q2 ’	03
Worst quarter	(22.35)%	Q4 ’	08

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if sales charges were included.

2 Stock Fund

AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
	Inception	2008	2008	2008
Return Before Taxes(1)	January 21, 1997
Class A		-31.61%	1.56%	3.01%
Class C		-26.62%	3.02%	3.66%
Return After Taxes on Distribution(2)
Class A		-32.13%	0.32%	2.03%
Return After Taxes on Distribution and Sale of Shares(1)(2)
Class A		-22.58%	2.60%	2.99%
S&P 500 Index (reflects no deduction for fees, expenses
or taxes)		-37.00%	-2.19%	-1.38%
Russell 1000 Value Index (reflects no deduction for fees,
expenses or taxes)		-36.85%	-0.75%	0.54%

(1)	These figures reflect deduction of sales charges.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Stock Fund 3

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None(1)	1.00%(4)
ANNUAL FUND OPERATING EXPENSES
Management Fee	1.00%	1.00%
Distribution (12b-1) and Service Fees	0.50%	1.00%
Other Expenses(2)	0.37%	0.37%
Total Annual Fund Operating Expenses Before
Reductions	1.87%	2.37%
Expense Reductions(3)	–0.43%	–0.43%
Total Annual Fund Operating Expenses After
Reductions	1.44%	1.94%

(1)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% Contingent Deferred Sales Charge (CDSC) if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2)	Other Expenses are based on estimated amounts for the current fiscal year and include expenses incurred from acquired fund fees and expenses, which do not exceed more than 0.01% of average net assets of the fund.
(3)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2010 in order to keep the Total Annual Fund Operating Expenses at 1.44% and 1.94% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(4)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.  It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year 3 Years 5 Years		10 Years
Class A Shares	$713 $1,090 $1,490		$2,606
Class C Shares
- No Redemption	$197	$698 $1,227	$2,673
- With Redemption $300		$698 $1,227	$2,673

4 Stock Fund

T ICKER SYMBOL	CLASS A — ANEAX
CLASS C — ANECX
CUSIP NUMBERS	CLASS A — 026762617
CLASS C — 026762591

A M E R I C A N  I N D E P E N D E N C E  F U N D S

Financial Services Fund

The Fund’s goal is to provide investors with long-term capital appreciation with a secondary objective of income, by investing in U.S. and non-U.S. financial institutions.

MAIN STRATEGIES

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies in financial services-related industries. Financial services-related industries include, but are not limited to, banking, insurance, investment banking and brokerage, credit finance, mortgage banking, commercial and residential mortgage REITs, asset management and other finance-related services. The Fund considers a company to be doing business in financial services-related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in financial services-related industries; (2) at least 50% of its assets are devoted to producing revenues in the financial services-related industries; or (3) based on other available information, the portfolio manager determines that is primary business is within the financial services industries. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in the financial services-related industries. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The Sub-Adviser, American Independence Capital Management, LLC, (“AICM”) plans to achieve this goal by investing in securities which AICM believes are undervalued, by capitalizing on opportunities to profit by trading mispriced securities and by making other special situation investments, with a focus on publicly traded equity securities in the financial services industry. There can be no assurance that the Fund’s investment objective will be achieved, and investment results may vary substantially from time to time.

The Fund seeks to achieve its investment objective primarily by investing in and tactically trading securities of U.S. and non-U.S. financial institutions, including, but not limited to, equity securities and other securities convertible into or exercisable into equity securities, preferred securities, subordinate income notes collateralized by trust preferred securities, and other fixed income securities. The Fund may invest in large-cap, mid-cap and small-cap companies, in each case as the Adviser or Sub-Adviser in its sole discretion, may determine. To achieve the Fund’s investment objective, the Fund may utilize options, derivatives, and futures. The Fund intends to blend two investment strategies in managing the Fund, with the goal of maximizing returns while minimizing relevant risks. The first strategy involves strategic value investing. With the portion of the assets of the Fund’s portfolio allocated to this strategy, AICM will generally invest in companies that it believes are significantly undervalued on a fundamental basis. AICM believes this means the market price of such companies would be at a substantial discount to the present value of future cash flows or to liquidation value. In valuing companies, AICM will normally project a company’s future cash flows and discount these to the present (using a discount rate reflecting the degree of risk of the investment) to find the intrinsic value of the enterprise. If this value is significantly above the current price of the stock, and AICM believes that the company is run by competent and reliable management, then the Fund may invest in that company. AICM believes the portion of the Fund allocated to strategic value investing will normally be invested only in securities selling for less than their intrinsic value or selling for less than private market value when AICM believes that it is likely that the company may be acquired.

AICM believes that, by focusing a majority of the Fund’s assets on those companies that are not well known or are improperly valued by the investment community, it can achieve significantly higher returns than are available from a broadly diversified equity fund.

Financial Services Fund 5

In addition, AICM intends to employ a very different investment methods second, more tactical trading-oriented complement each other very well as strategy that utilizes the Sub-Adviser’s the best strategic value investments knowledge of the securities markets tend to surface during long bear and financial services industries markets while tactical investments to exploit price trends and market tend to predominate during periods of volatility in the securities of financial high valuation and high volatility. services companies. Tactical trading Descriptions of these and other positions tend to be short-term with securities which the Fund may high turnover and endeavor to profit purchase are included in the SAI. from various company as well as industry events. Such trades generally occur around an event such as earnings releases, news events, 8K’s, merger news, management changes, interest rate movements, credit quality outlook, regulatory changes, spinoffs, and new issues, as well as other events. The Fund is therefore intended to be a blend of the strategic and the tactical, but with greater emphasis on the strategic. AICM believes these two

6 Financial Services Fund

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund, will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Mid- and Small-Cap Risk Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Sector Fund Risk The Fund’s investments are concentrated in a comparatively narrow segment of the economy, the financial services sector. This means that the Fund’s investment concentration in the financial services sector is higher than most mutual funds and the broad securities market. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments and consequently the value of an investment in the Fund may tend to rise and fall more rapidly.

Financial Services Industry Risk

The financial services sector is subject to extensive government regulation, which may change frequently.

In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services industry is exposed to several risks that may impact the value of investments in the financial services sector more severely than investments outside the sector. Businesses in the financial sector often operate with substantial financial leverage.

Foreign Investment Risk A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance and payments, overall debt level, and cash flow from tax or other revenues.

Concentration Risk Since a large percentage of the Fund’s assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the Fund.

Non-diversification Risk

A non-diversified Fund may invest a large percentage of its assets in thesecuritiesofasmallnumber of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Fund losses and volatility.

Financial Services Fund 7

FUND PERFORMANCE

The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing in the bar chart how the Stock Fund performed from year to year and by comparing in the table the Fund’s performance over time to that of the Russell 2000 Value Index and the Standard & Poor’s 500 Equal Weighted Financial Index (“S&P 500 EWFI”). The Russell 2000 Value Index is an unmanaged index of small-cap value stocks. The S&P 500 EWFI is an unmanaged, equally-weighted index of common stocks for financial companies that make-up the Standard & Poor’s 500 Index (“S&P 500”). The S&P 500 Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all U.S. common stocks. The equal-weight versions of the S&P 500 indices have been re-compiled to give equal weighting to its constituent companies. The Fund commenced operations on March 1, 2007.

The returns on the Institutional Class will differ from Class A and Class C shares because of difference in the expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Both the bar chart and the table assume reinvestment of dividends and distribution and reflect voluntary and contractual fee reductions. Without such fee redeuctions, the Fund's performance would have been lower.

Best quarter: 14.93% Q3 ’08

Worst quarter: (18.65)% Q4 ’08

(1) These figures are for the year ended December 31 of each year.
		AVERAGE ANNUAL TOTAL
		RETURNS
		One Year	Since
		Ended	Inception to
		December	December
INSTITUTIONAL CLASS	Inception	31, 2008	31, 2008
Return Before Taxes(1)	March 1, 2007
Class A		-25.55%	-17.40%
Class C		-22.29%	-14.98%
Return After Taxes on Distribution(1)(2)
Class A		-26.37%	-17.94%
Return After Taxes on Distribution and sale of shares(1)(2)
Class A		-18.66%	-12.89%
Russell 2000 Value Index		-28.93%	-21.49%
S&P 500 Equal Weighted Financial Index		-53.93%	-40.99%

(1)	These figures reflect deduction of sales charges.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

8 Financial Services Fund

Risk/Return Summary and Fund Expenses

FEES AND EXPENSES

This table is intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. This table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None(1)	1.00%(4)
ANNUAL FUND OPERATING EXPENSES
Management Fee	1.25%	1.25%
Distribution (12b-1) fee and Service Fees	0.50%	1.00%
Other Expenses(2)	7.91%	7.91%
Total Annual Fund Operating Expenses Before
Reductions	9.66%	10.16%
Expense Reductions(3)	-7.41%	-7.41%
Total Annual Fund Operating Expenses After
Reductions	2.25%	2.75%

(1)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and 0.50% CDSC will be assessed if redeemed after first year and within the second year.
(2)	Other Expenses are based on estimated amounts for the current fiscal year and include expenses incurred from acquired fund fees and expenses, which do not exceed more than 0.01% of average net assets of the fund.
(3)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2010 in order to keep the Total Annual Fund Operating Expenses at 2.25% and 2.75% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(4)	Class C Shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different. Because this example is hypothetical and for comparison only, your actual costs will be different.

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$790	$2,575	$4,197	$7,636
Class C Shares
No Redemption	$278	$2,250	$4,024	$7,716
With Redemption	$380	$2,250	$4,024	$7,716

Financial Services Fund 9

Additional Risks of the Financial Services Fund

Trading in options The Sub-Adviser may use a number of option strategies. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

With certain exceptions, exchange listed options on individual securities are generally settled by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is ‘‘in-the-money’’ (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund’s ability to close out its position as a purchaser or seller of a listed put or call option is dependent, in part, upon the liquidity of the option market.

Limited liquidity of some investments Some of the securities in which the Fund invests may be or become relatively illiquid, because they are thinly traded, they are subject to transfer restrictions, or the circumstances of the Fund’s ownership of them give rise to practical or regulatory limits on the Fund’s ability to liquidate quickly. The Fund may not be able promptly to liquidate those investments if the need should arise, and its ability to realize gains, or to avoid losses in periods of rapid market activity, may therefore be affected. In addition, the value assigned to such securities for purposes of determining a shareholder’s share in the Fund’s net profits and net losses may differ from the value the Fund is ultimately able to realize. A portion of the Fund’s assets may from time to time be invested in securities and other financial instruments or obligations for which no market exists. Because of the absence of any trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

Derivative transactions The Fund may engage in derivative transactions such as forward contracts for hedging purposes. The risks associated with derivative transactions are potentially greater than those associated with the direct purchase or sale of the underlying securities because of the additional complexity and potential for leverage. In addition, derivatives may create credit risk (the risk that a counterparty on a derivative transaction will not fulfill its contractual obligations), as well as legal, operations, reputational and other risks beyond those associated with the direct purchase or sale of the underlying securities to which their values are related.

10 Additional Risks of the Financial Services Fund

T ICKER SYMBOL	CLASS A — IIESX
CLASS C — IEFSX
CUSIP NUMBERS	CLASS A — 026762872
CLASS C — 026762724

A M E R I C A N  I N D E P E N D E N C E  F U N D S

International Equity Fund

     The Fund’s goal is to provide investors with long-term capital appreciation. The Fund seeks its objective by investing primarily in equity securities of issuers based outside of the United States.

MAIN STRATEGIES

Under normal market conditions, the Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets. The Fund will invest, under normal circumstances, at least 80% of its net assets in ‘‘foreign securities’’ as defined below, which may include emerging markets on an opportunistic basis. Under normal circumstances, the Fund will not exceed 20% of net assets in developing countries or emerging market securities.

For the purpose of the fund’s investments, ‘‘foreign securities’’ means those securities issued by companies:

  whose principal securities trading markets are outside the U.S.; or
  that are linked to non-U.S. dollar currencies; or
  that are organized under the laws of, or with principal office in, a country other than the U.S.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in U.S. dollars terms, due to fluctuations in currency exchange rates, the Fund may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) issued by sponsored or unsponsored facilities. ADRs are usually issued by a U.S. bank trust company and traded on a U.S. exchange. GDRs may be issued by institutions located anywhere in the world and traded in any securities market. EDRs are issued in Europe and used in bearer form in European markets.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund generally follows a multi-capitalization approach focusing on mid to large-capitalization companies, but the Fund may also invest in smaller, emerging growth companies. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter.

The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

The Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment goal. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The International Equity Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes in equities.

Depository Receipts Receipts, typically issued by a bank or trust company, representing the ownership of underlying securities that are issued by a foreign company and held by a bank or trust company.

International Equity Fund 11

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk A fund that invests in common stocks is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds. A company’s stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

Bond Market Risk A fund that invests in debt securities is subject to the risk that fixed income prices in general may lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the credit worthiness of both corporate and government issuers. Generally fixed income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Foreign Investment Risk

A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues.

Developing Country Risk

Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

Political Risk Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, the Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which the Fund may invest, in which case the Fund may lose all or part of its investment in that country’s issuers.

12 International Equity Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund shares is the accounting survivor. The performance of the Class A shares of the fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares after the reorganization includes the performance of the Fund’s Institutional Class shares, which has been restated to reflect the differences in any applicable sales charges and expenses.

FUND PERFORMANCE

The bar chart and table listed below show how the International Equity Fund has performed from year to year. The Fund has been in existence since November 1, 1995, but until March 2, 2006, the Fund was organized as the International Multi-Manager Stock Fund of the former American Independence Funds Trust. The performance shown in the bar chart and table represents: the actual performance of the Fund from January 20, 1997 (its inception) through December 31, 2004 and the actual performance of the Portfolio from November 1, 1995 (its inception) through January 19, 1997. This performance would have been significantly lower, taking into account the current fees of the Fund, because the Portfolio’s performance reflects no fees at the feeder level and the predecessor fund had lower fees.

The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below it compares the Fund’s performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East (‘‘MSCI EAFE’’) Index, a widely recognized, unmanaged representative of the aggregate performance of international stock markets.

The returns for the Class A, Class C and Institutional Class shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCEBARCHARTAND TABLE
YEAR-BY-YEARTOTALRETURNS- CLASSASHARES{1}{2}
40.52%

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, which, if otherwise, would cause performance to be lower.

Best quarter	21.41%	Q2 ’03
Worst quarter	(22.33)%	Q3 ’02

(1)	These figures reflect year-by-year total returns for the Fund, as of December 31 of each year. They do not reflect sales charges and would be lower, if sales charges were included.
(2)	The performance of the Portfolio was calculated by adjusting the performance of the Initial Feeder Fund to exclude fees and expenses paid at the level of the Initial Feeder Fund.

International Equity Fund 13

AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
	Inception	2008	2008	2008
Return Before Taxes(1)	January 20, 1997
Class A		-41.81%	1.99%	3.02%
Class C		-39.59%	2.48%	3.00%
Return After Taxes on Distribution(1)(2)
Class A		-42.21%	0.43%	1.72%
Return After Taxes on Distribution and Sale of Shares(1)(2)
Class A		-29.21%	3.89%	3.41%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)		-43.09%	2.17%	0.83%

(1)	These figures reflect deduction of sales charges.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

14 International Equity Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None(1)	1.00%(4)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.81%	0.81%
Distribution (12b-1) and Service Fees	0.50%	1.00%
Other Expenses(2)	0.31%	0.31%
Total Annual Fund Operating Expenses Before
Reductions	1.62%	2.12%
Expense Reductions(3)	–0.08%	–0.08%
Total Annual Fund Operating Expenses After
Reductions	1.54%	2.04%

(1)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2)	Other Expenses are based on estimated amounts for the current fiscal year and include expenses incurred from acquired fund fees and expenses, which do not exceed more than
0.01% of average net assets of the fund.
(3)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until
March 1, 2010 in order to keep the Total Annual Fund Operating Expenses at 1.54% and
2.04% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(4)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.  It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$723	$1,049	$1,399	$2,380
Class CShares
- No Redemption	$207	$656	$1,132	$2,445
- With Redemption	$310	$656	$1,132	$2,445

International Equity Fund 15

T ICKER SYMBOL	CLASS A — ISTSX
CLASS C — ITBSX
CUSIP NUMBERS	CLASS A — 026762401
CLASS C — 026762716

A M E R I C A N  I N D E P E N D E N C  E F U N D S

Short-Term Bond Fund

The Fund’s goal is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal by investing primarily in investment-grade bonds with maturities of 1-3 years.

MAIN STR ATEGIES

The Portfolio invests primarily in high quality debt securities. The portfolio manager may use interest rate hedging as a stabilizing technique. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index is the Merrill Lynch 1-3 Year Treasury Index. (The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. government securities with maturities between 1 and 3 years and represents the total rate of return of U.S. Treasury Notes based on daily closing prices. The index is not available for investment and, unlike the Portfolio, does not incur expenses.) Short-Term Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds.

Main types of securities the Fund may hold

> Asset-Backed Securities

> Bank Obligations

> Corporate Debt Instruments

> Derivative Instruments

> Foreign Debt Instruments

> Mortgage-Backed Securities

> Other Investment Companies

> U.S. Government and Agency Securities

Major policies/limits

> Under normal market conditions, the Fund’s average maturity is expected to be between 1 and 3 years. A bond’s maturity is the date when a bond issuer agrees to return the bond’s principal, or face value, to the bond’s buyer.

> Although the value of the Fund’s shares will fluctuate, under normal market conditions the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration to 2 years or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

> At least 65% of the Portfolio’s total assets must be invested in U.S. dollar-denominated securities.

> The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment.

> For temporary defensive purposes, up to 100% of the Portfolio’s total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective.

> The Portfolio is “non-diversified” under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

16 Short-Term Bond Fund

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Banking Industry Risk

Investing in bank obligations exposes a Fund to risks associated with thebankingindustry,suchas interest rate and credit risks.

Concentration Risk Since a large percentage of the Fund’s assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the Fund. Credit Risk The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Fund to any one currency may be different from that of its total assets denominated in such currency.

Derivatives Risk Derivatives are subject to the risk of changes in the market price of the security,credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Fund.

Foreign Investment Risk

Investing in foreign securities exposes a Portfolio to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Fund losses and higher volatility.

Interest Rate Risk Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Liquidity Risk Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non-diversification Risk

A non-diversified Fund may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Fund losses and volatility.

Prepayment Risk A Fund that invests in mortgage-backed and other asset-backed securities isexposedto the risk that such securities may repay principal either faster or slower than expected.

Short-Term Bond Fund 17

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Ultra Short Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares after the reorganization includes the performance of the Fund’s Institutional Class shares, which has been restated to reflect the differences in any applicable sales charges and expenses.

FUND PERFORMANCE

The bar chart on this page shows how the Short-Term Bond Fund performed from year to year. The table below it compares the Fund’s performance over time to those of the Barclays 1-3 Year Aggregate Index, a widely recognized, unmanaged index generally representative of short-term securities. This table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the Ultra Short Bond Fund of the former American Independence Funds Trust.

The returns for the Class A, Class C and Institutional Class will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund’s performance would have been lower.

Best quarter	3.08%	Q3 ’01
Worst quarter	(1.77%)	Q2 ’08

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

18 Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
	Inception	2008	2008	2008
Return Before Taxes(1)	January 21, 1997
Class A(1)(2)		-2.66%	2.09%	3.25%
Class C		-0.20%	2.24%	2.47%
Return After Taxes on Distributions(1)(3)
Class A		-3.83%	0.95%	1.91%
Return After Taxes on Distributions and Sale of Shares(1)(3)
Class A		-2.47%	1.22%	1.99%
Barclays 1-3 Year Aggregate Index (Reflects no
deduction for fees, expenses or taxes)		4.63%	3.77%	4.76%
Merrill Lynch 3-6 month Treasury Index (reflects no deduction for
fees, expenses or taxes		6.61%	4.06%	4.71%

(1)	These figures reflect deduction of sales charges.
(2)	For current performance information, including the Fund’s 30-day yield, call 1-888-266-8787.
(3)	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Short-Term Bond Fund 19

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	2.25%	None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None(1)	1.00%(4)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%	0.40%
Distribution (12b-1) and Service Fees	0.50%	1.00%
Other Expenses(2)	0.36%	0.36%
Total Annual Fund Operating Expenses Before
Reductions	1.26%	1.76%
Expense Reductions(3)	–0.56%	–0.31%
Total Annual Fund Operating Expenses After
Reductions	0.70%	1.45%

(1)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 0.50% CDSC if they are redeemed within one year of the date of purchase.
(2)	Other Expenses are based on estimated amounts for the current fiscal year and include expenses incurred from acquired fund fees and expenses, which do not exceed more than 0.01% of average net assets of the fund.
(3)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2010 in order to keep the Total Annual Fund Operating Expenses at 0.70% and 1.45% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(4)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.  It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$295	$562	$848	$1,665
- No Redemption	$148	$524	$925	$2,048
- With Redemption	$251	$524	$925	$2,048

20 Short-Term Bond Fund

T ICKER SYMBOL	Class A — IBFSX
Class C — IIBSX
CUSIP NUMBERS	Class A — 026762609
Class C — 026762690

A M E R I C A N  I N D E P E N D E N C E  F U N D S

Intermediate Bond Fund

     The Fund’s goal is to provide investors with a competitive total return. The fund primarily invests in intermediate term investment-grade bonds. A high level of current income is an important consideration in achieving the Fund’s overall goal.

MAIN STRATEGIES

The Fund’s overall investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns.

The strategies employ a top-down, macroeconomic approach to determine the portfolios positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including but not limited to economic trends, inflation, and fiscal policy. The strategy seeks to outperform the Barclays U.S. Aggregate fixed income index. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Intermediate Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds.

Main types of securities the Fund may hold

> U.S. Treasury Obligations

> U.S. Government Agency Securities

> Corporate Debt Securities

> Mortgage-backed Securities

Major policies/limits

> Under normal market conditions, the Fund’s dollar-weighted average maturity is expected to be between 3 and 10 years. A bond’s maturity is the date when a bond issuer agrees to return the bond’s principal, or face value, to the bond’s buyer.

> Although the value of the Fund’s shares will fluctuate, the adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s average duration to 5 years or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

> Under normal market conditions, at least 65% of the Fund’s total assets will be invested in bonds are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings, Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s adviser to be of comparable quality.

Intermediate Bond Fund 21

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Interest Rate Risk When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity.

Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Credit Risk The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

22 Intermediate Bond Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class shares. As a result of the reorganization, the fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares after the reorganization includes the performance of the Fund’s Institutional Class shares, which has been restated to reflect the differences in any applicable sales charges and expenses.

FUND PERFORMANCE

The bar chart listed below shows how the Intermediate Bond Fund has performed from year to year. The table below it compares the Fund’s performance over time to that of the Barclays U.S. Aggregate Index, a widely recognized, unmanaged index generally representative of intermediate bonds. This table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.

The returns for the Class A, Class C and Institutional Class shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

Best quarter	5.25%	Q4 ’08
Worst quarter	(2.56)%	Q2 ’04

Intermediate Bond Fund 23

AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
	Inception	2008	2008	2008
Return Before Taxes(1)	January 21, 1997
Class A Shares(2)		1.51%	3.04%	4.57%
Class C Shares(4)		4.29%	3.32%	4.32%
Return After Taxes on Distributions(1)(3)
Class A Shares		0.13%	1.71%	2.91%
Return After Taxes on Distributions and Sale of Shares(1)(3)
Class A Shares		-0.54%	1.63%	2.84%
Barclays U.S. Aggregate Index (Reflects no deduction for fees, expenses or taxes)		5.42%	4.65%	5.63%

(1)	These figures reflect deduction of sales charges.
(2)	For current performance information, including the Fund’s 30-day yield, call 1-888-266-8787.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Class C Shares are not yet operational.

24 Intermediate Bond Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly by you)	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	4.25%	None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None(1)	1.00%(4)
ANNUAL FUND OPERATING EXPENSES
(fees paid from fund assets)
Management Fee(1)(2)	0.40%	0.40%
Distribution (12b-1) Fee and Service Fee	0.50%	1.00%
Other Expenses	0.61%	0.61%
Total Fund Operating Expenses	1.51%	2.01%
Fee Waivers(1)(3)	–0.60%	–0.41%
Net Expenses	0.90%	1.60%

(1)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2)	Other Expenses are based on estimated amounts for the current fiscal year and include expenses incurred from acquired fund fees and expenses, which do not exceed more than
0.01% of average net assets of the fund.
(3)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2010 in order to keep the Total Annual Fund Operating Expenses at 0.90%
and 1.60% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(4)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.  It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$513	$825	$1,158	$2,100
Class C Shares
No Redemption	$163	$591	$1,045	$2,305
With Redemption	$266	$591	$1,045	$2,305

Intermediate Bond Fund 25

T ICKER SYMBOL	CLASS A — IKSTX
CLASS C — IKTEX
CUSIP NUMBERS	CLASS A — 026762856
CLASS C — 026762682

A M E R I C A N  I N D E P E N D E N C E  F U N D S

Kansas Tax-Exempt Bond Fund

     The Fund’s goal is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

MAIN STRATEGIES

The Fund invests primarily in municipal bonds with maturities ranging from 1 to 20 years. It is the intent of the Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. Under normal conditions, the Fund will invest, as a fundamental investment policy, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes. Under normal conditions, the Fund will invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax. The Fund will not purchase securities which are rated, at the time of purchase, below ‘‘Baa’’ by a Nationally Recognized Statistical Rating Organization (‘‘NRSRO’’).* The Fund is managed to provide an attractive yield from municipal bonds that have strong credit qualities. Municipalities with these strong credit qualities are more likely to offer a reliable stream of payments. The Fund’s adviser may sell a security if its fundamental qualities deteriorate or to take advantage of more attractive yield opportunities. The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

State Specific Risk

State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states.

Interest Rate Risk When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund. Credit Risk The Fund’s bonds could perform poorly if the credit quality of its bonds declines, or if a bond goes into default.

Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

*	Under normal market conditions, at least 65% of the Fund’s total assets will be invested in bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by an NRSRO or which are unrated and determined by the Fund’s adviser to be of comparable quality.

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the fund acquired the assets and liabilities of the Kansas Tax- Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the fund. The predecessor fund offered two classes of shares similar to the fund’s Class A shares known as Class A and Institutional Class similar to the Fund’s Institutional Class shares. As a result of the reorganization, the fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor.

The performance of the Class A shares of the fund includes the performance of the predecessor fund’s Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

FUND PERFORMANCE

The bar chart and table on this page show how the Kansas Tax-Exempt Bond Fund has performed and how its performance has varied from year to year. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and showing in the table how the Fund’s average annual returns compare with the returns of the Barclays 7-Year Municipal Index, a widely recognized unmanaged index generally representative of intermediate- and short-term municipal bonds. The Fund has been in existence since December 10, 1990. From its inception to May 17, 1997, the Fund was organized as the Kansas Tax- Exempt Income Portfolio of the SEI Tax Exempt Trust. From May 17, 1997 until March 2, 2006, the Fund was organized as the Kansas Tax-Exempt Bond Fund of the former American Independence Funds Trust. Since March 2, 2006, the Fund has been organized in its current status. Since November 2000, the Fund has been managed by its current manager.

The returns for the Class A will differ from the Class C and Institutional Class returns because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Kansas Tax-Exempt Bond Fund 27

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if sales charges were included.

AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
	Inception	2008	2008	2008
Return Before Taxes(1)(2)(3)	December 10, 1990
Class A		-2.62%	1.61%	2.65%
Class C		0.07%	1.90%	2.47%
Return After Taxes on Distributions(1)(3)(4)
Class A		-2.62%	1.61%	2.65%
Return After Taxes on Distributions and Sale of Shares(1)(3)(4)
Class A		-1.98%	1.85%	2.60%
Barclays 7-Year Municipal Index		4.59%	3.69%	4.80%

(1)	These figures reflect deduction of sales charges.
(2)	For current performance information, including the Fund’s 30-day yield, call 1-888-266-8787.
(3)	Returns represent Institutional Class performance for periods prior to 8/6/02.
(4)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

28 Kansas Tax-Exempt Bond Fund

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, without such fee reductions performance would be lower.

Best quarter	4.09%	Q4 ’00
Worst quarter	(2.47)%	Q2 ’99

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	4.25%	None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None(1)	1.00%(4)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.30%	0.30%
Distribution (12b-1) and Service Fees	0.50%	1.00%
Other Expenses(2)	0.33%	0.33%
Total Annual Fund Operating Expenses Before
Reductions	1.13%	1.63%
Expense Reductions(3)	–0.33%	–0.23%
Total Annual Fund Operating Expenses After
Reductions	0.80%	1.40%

(1)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2)	Other Expenses are based on estimated amounts for the current fiscal year and include expenses incurred from acquired fund fees and expenses, which do not exceed more than
0.01% of average net assets of the fund.
(3)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until
March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 0.80% and
1.40% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(4)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$503	$704	$958	$1,683
- No Redemption	$142	$468	$842	$1,893
- With Redemption	$246	$468	$842	$1,893

Kansas Tax-Exempt Bond Fund 29

Additional Risks of the American Independence Funds

Management risk The Funds’ performance could be hurt if the funds’ management improperly executes the Funds’ strategies.

Repurchase agreement risk

Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment in a fund to decline.

Securities lending risk To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, the Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged. The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Each Fund’s investment objective is fundamental which means it may not be changed without shareholder approval. With respect to the 80% investment policy of each Fund (except for the Kansas Tax-Exempt Bond Fund), such Fund’s limitation is non-fundamental; however, shareholders will receive 60 days advance notice of any change to the limitation. Additional descriptions of the Funds’ risks, strategies and investments, as well as other strategies and investments not described below, may be found in the Funds’ Statement of Additional Information (‘‘SAI’’). The SAI also contains descriptions of each of the securities which the Fund may purchase.

The Investment Adviser

The investment adviser for these Funds is American Independence Financial Services, LLC (‘‘AIFS’’ or the ‘‘Adviser’’). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017. Under the supervision of the Board of Trustees, the Advisor is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, the Adviser receives a management fee from each fund. The management fee for each Fund will be as follows:

Stock Fund	1.00%
Financial Services Fund	1.25%
International Equity Fund	0.81%
Short-Term Bond Fund	0.40%
Intermediate Bond Fund	0.40%
Kansas Tax-Exempt Fund	0.30%

AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Fund’s total operating expenses at not more than the following percentages of average annual net assets of the share classes through March 1, 2010 (through March 1, 2011 for the Kansas Tax-Exempt Bond Fund for Class A shares: Stock Fund 1.44%, Financial Services Fund 2.25%, International Equity Fund 1.54%, Short-Term Bond Fund, 0.95%, Intermediate Bond Fund 1.10% and Kansas Tax-Exempt Bond Fund, 0.90% . For Class C shares: Stock Fund 1.94%, Financial Services Fund 2.75%, International Equity Fund 2.04%, Short-Term Bond Fund 1.45%, Intermediate Bond Fund 1.60% and Kansas Tax-Exempt Bond Fund 1.40% .

30 Additional Risk of the American Independence Funds

Portfolio Managers

Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds. Each Fund’s portfolio manager is responsible for the day-to-day management of the fund.

Mr. Robert A. Campbell and Mr. Eric M. Rubin are responsible for the day to day oversight of the sub-advisory relationships pertaining to the Stock Fund and the International Equity Fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Mr. Rubin is also co-manager of the NestEgg Target Date Funds. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, and Senior Vice President of DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001. Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. Mr. Campbell is also President of American Independence Financial Counselors, LLC, a wholly owned subsidiary of AIFS. He is responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund, the Short-Term Bond Fund, Intermediate Bond Fund and co-manager of the NestEgg Target Date Funds. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

The day-to-day management of the International Equity Fund will be the responsibility of Mr. John Holmgren.

Mr. Holmgren joined AIFS in 2008 as Chief Investment Officer – Equities and is responsible for the oversight, development and implementation of equity strategies. Mr. Holmgren previously was Chief Investment Officer and Chief Executive Officer of DSI International Management, Inc (DSI), which was acquired by UBS (Paine Webber) in 1999. Mr. Holmgren was a UBS managing Director and sat on the various UBS Global AM and O’Connor Investment and

Management Committees. He worked closely with the other senior members of UBS Global AM leadership to ensure investment and logistical priorities were met.

For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

Portfolio Managers 31

Sub-Advisers

Financial Services Fund and Stock Fund American Independence Capital Management, LLC (“AICM”) provides portfolio investment management services for the Financial Services Fund and the Stock Fund. AICM, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a jointly owned affiliated registered investment advisor of AIFS and Miller & Jacobs, LLC. AICM currently has assets under management of $122 million. Mr. Jeffrey A. Miller will act as the portfolio manager to the Financial Services Fund and the Stock Fund. As such, he will have direct and primary responsibility for all investment decisions, subject to the overall supervision of the Adviser. In particular, Mr. Miller will be responsible for all strategic portfolio investments, as well as research and trading of banks and thrifts. Additionally, he will concentrate on evaluating broader market conditions and combining that analysis with proprietary research to determine sub-sector portfolio allocations.

Short-Term Bond Fund and Intermediate Bond Fund American Independence Financial Counselors, LLC (“AIFC”) provides portfolio investment management services for the Short-Term Bond Fund and the Intermediate Bond Fund. AIFC, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a wholly owned subsidiary of AIFS. AIFC currently has $98 million in assets under management. The day to day management of the Short-Term Bond Fund will be the responsibility of Mr. Robert Campbell and Kenneth O’Donnell. The day to day management of the Intermediate Bond Fund will be the responsibility of Mr. Robert Campbell and David Marmon. Mr. Campbell also manages the American Independence Kansas Tax-Exempt Bond Fund.

In addition to AIFC, Fischer Francis Trees & Watts, Inc. a New York corporation and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fisher Francis Trees & Watts, PTD Ltd, a Singapore corporation, and Fischer Francis Trees & Watts, Ltd Kabushiki Kasha, a Japanese corporation (collectively referred to as (“FFTW") will serve as the Sub-Advisers to the Funds. The Sub-Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets. Organized in 1972, the Sub-Adviser is registered with the Commission and is a New York corporation that, with its affiliated companies, managed approximately $31.4 billion in assets, as of December 31, 2007, for numerous fixed-income portfolios. The Sub-Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Sub-Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Sub-Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation (“CAC”), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

Kenneth O’Donnell, CFA, Portfolio Manager, joined FFTW in 2002 and is a member of the Structured Securities & Short Duration Team. Currently, he manages Funds of structured securities consisting primarily of asset-backed (ABS) and mortgage-backed securities (MBS) as well as agency and US government securities. He is also responsible for the management of money market, short and short-intermediate

Funds. Mr. O’Donnell was previously with Standish Mellon Asset Management in Boston as an asset-backed security specialist in the structured products group. Mr. O’Donnell holds a BS in mechanical engineering from Syracuse University and an MS in finance from Boston College. He is a member of the New York Society of Security Analysts.

David J. Marmon, Managing Director, joined FFTW in 1990. Mr. Marmon heads the Governments and Multi-Sector Team in New York, which includes global aggregate, global sovereign, international and core portfolios. Prior to his current role, he was responsible for managing FFTW’s Credit Team. Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America) and a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. Mr. Marmon earned an MA in economics from Duke University (1982), where he also pursued doctoral studies. He graduated summa cum laude with a BA in economics from Alma College (1980).

The Fund’s Statement of Additional Information provides additional information about the portfolio managers, including ownership in the Funds.

32 Sub-Advisers

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The Funds also offer an Institutional Class of shares which is available in a separate prospectus. The following classes of shares are available through this Prospectus:

Class A Shares — with a front-end sales charge, volume reductions and lower ongoing expenses than Class C shares. For purchases of $1,000,000 or more a CDSC of 1.00% will be assessed if redeemed within one year of purchase and 0.50% CDSC will be assessed if redeemed after first year and within the second year (with the exception of the Short-Term Bond Fund which will have a 0.50% CDSC if redeemed within the first year).

Class C Shares — no front-end sales charge, a 1.00% CDSC on redemptions made within one year of purchase and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see ‘‘every dollar working’’ from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares.

Class C shares orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the ‘‘Reductions and Waivers of Sales Charges’’ section of the Prospectus beginning on page 31. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price (‘‘POP’’) which is the Net Asset Value (‘‘NAV’’) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as ‘‘breakpoint levels,’’ the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

A Choice of Share Classes 33

stock fund, financial services fund and international equity fund

	Font-End	Front-End Sales
	Sales Charge	Charge as % of	Broker-Dealer
	as % of Public	Net Amount	Amount of Sale
Amount of purchase	Offering Price	Invested	Concession
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

INTERMEDIATE BOND FUND AND KANSAS TAX-EXEMPT BOND FUND

	Font-End	Front-End Sales
	Sales Charge	Charge as % of	Broker-Dealer
	as % of Public	Net Amount	Amount of Sale
Amount of purchase	Offering Price	Invested	Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

Short-term BOND FUND

	Font-End	Front-End Sales
	Sales Charge	Charge as % of	Broker-Dealer
	as % of Public	Net Amount	Amount of Sale
Amount of purchase	Offering Price	Invested	Concession
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.50%	1.52%	1.25%
$250,000 to $499,999	1.25%	1.27%	1.00%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and over(2)	0.00%	0.00%	0.50%

(1)	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or .50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.
(2)	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase.

34 A Choice of Share Classes

Class C Shares Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A shares after six years.

Reductions and Waivers of Sales Charges Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

> You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

> You pay a lower sales charge if you are investing an amount over a breakpoint level. See the ‘‘Class A Share Sales Charge Schedule’’ above.

> By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

> Rights of Accumulation (‘‘ROA’’) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

> You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by: > a family unit, including children under the age of twenty-one or single trust estate; > a trustee or fiduciary purchasing for a single fiduciary relationship; or > the members of a ‘‘qualified group,’’ which consists of a ‘‘company’’ (as defined under the Investment Company Act of 1940), and related parties of such a ‘‘company,’’ which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $100,000 in an American Independence Fund in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 5.00% on the next $50,000.

CDSC Waivers The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Internal

A Choice of Share Classes 35

Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV: > Current and retired employees, directors/trustees and officers of:

> American Independence Financial Services LLC and its affiliates; and > family members of any of the above.

> Current employees of: > National Basketball Players Association;* > broker-dealers who act as selling agents; and > immediate family members (spouse, sibling, parent or child) of any of the above.

* The National Basketball Players Association negotiates on behalf of all members with certain financial service providers. The Adviser is included as part of the National Basketball Players Association’s financial education program.

Contact your selling agent for further information.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as ‘‘wrap accounts.’’ If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service (12b-1) Fees

Each of the American Independence Funds has adopted a plan that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for services, as defined by FINRA, of Class A assets and up to .75% of Class C assets. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s Adviser may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above. In addition, AIFS, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (‘‘Distribution Related Payments’’). This compensation from AIFS is not reflected in the fees and expenses listed in the fee table section of the prospectus because it is not paid by the Funds. AIFS compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary.

36 Distribution and Service (12b-1) Fees

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary’s Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its investment representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a ‘‘preferred list.’’ AIFS’ goals include making the investment representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and ‘‘due diligence’’ or training meetings and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences. Payments may also be made by the Funds or AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (‘‘Service Related Payments’’). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by AIFS and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments

In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

Distribution and Service (12b-1) Fees 37

How to Invest

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds shareholder.

You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

38 How to Invest

How to Buy Fund Shares

Use the instructions on these pages if you are investing directly with American Independence Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS

Class A and Class C Shares investors can	Class A and Class C Shares investors can
open an account for as little as $2,000	add as little as $25 at a time to an account.
($250 for a retirement IRA). We reserve	We reserve the right to waive these
the right to waive these minimums in	minimums in certain instances.
certain instances. Be sure to read the
Fund’s prospectus before you invest

By mail or express delivery
> Complete and sign an application (if	>	Return a deposit stub or write a letter
you need an application, you may		that includes your name, account
download it from the web site or call 1-		number, the amount of your investment,
888-266-8787)		and the fund name and share class

> Send the application to us at the	>	Sign the letter, enclose the check,
appropriate address, along with an		and mail it to the appropriate address
investment check made out to
‘‘American Independence Funds’’

By wire
> Call 1-888-266-8787 for instructions	>	Call 1-888-266-8787 for instructions
before wiring any money		before wiring any money

By phone
> Initial investments cannot be made by	>	To use this service, call 1-888-266-
phone. Please complete and mail an		8787 to verify that the service is in
application to the appropriate address		place, then using the voice prompts
you may place your purchase order.
	>	Prior to placing a purchase order by phone
via ACH transfer, you must first have your
bank account instructions established on
your account. If you did not select this
option when establishing your account,
verify that your bank is a member of
the Automated Clearing House system.
You may then download and complete
an Additional Services Request Form*
available at www.aifunds.com or call us
at 1-888-266-8787 to have one mailed
to your address of record.

WEB SITE

www.aifunds.com

REGULAR MAIL

American Independence Funds
PO Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED,
OR CERTIFIED

American Independence Funds
c/o Boston Financial Data
Services 30 Dan Road
Canton, MA 02021.

*NOTE:

A signature guarantee is
required in order to add
bank account instructions to
your account.

How to Buy Fund Shares 39

FIRST INVESTMENT	ADDITIONAL INVESTMENTS

Automatic investment plan
> You can enroll in the automatic	>	To make changes to your automatic
investment plan by completing the		investment plan, you may do so online
appropriate section on the application		at www.aifunds.com. If you did not
select this option when establishing
your account, verify that your bank is a
member of the Automated Clearing House
system. You may then download and
complete an Additional Services Request
Form available at www.aifunds.com or call
us at 1-888-266-8787 to have one mailed
to your address of record.

40 How to Buy Fund Shares

How to Sell or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES

Be sure to obtain and read a current	Some sell orders, including those for
prospectus for the fund you are exchanging	more than $100,000, must be placed in
into. For additional information please	writing with a signature guarantee (see
contact us at 1-888-266-8787	page 42). There is a $25 minimum on
exchanges of fund shares.

By fax
> Send a fax to 1-877-513-1129 that	> Write a letter that includes your account
includes your account number, the fund	number, the fund and share class, and the
and share class you are exchanging out	dollar value or number of shares to be sold
of, the dollar value or number of shares to > Have the letter signed by all account be exchanged, and the name and share
class of the fund you are exchanging into.	owners, with the name(s) and address
exactly as they are on the account
> Have the fax signed by all account
owners, with the name(s) and address	> Fax number for Exchanging/Selling/
exactly as they are on the account.	Update to the Funds is 1-877-513-1129

By mail or express delivery
> Write a letter that includes your account	> Write a letter that includes your account
number, the fund and share class you	number, the fund and share class, and the
are exchanging out of, the dollar value	dollar value or number of shares to be sold
or number of shares to be exchanged,	> Have the letter signed by all account
and the name and share class of the
fund you are exchanging into	owners, with the name(s) and address
exactly as they are on the account
> Have the letter signed by all account
owners, with the name(s) and address	> Mail the letter to the appropriate address
exactly as they are on the account
> Mail the letter to the appropriate address

REGULAR MAIL

American Independence Funds
PO Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED
OR CERTIFIED

American Independence Funds
c/o Boston Financial Data
Services 30 Dan Road
Canton, MA 02021.

*NOTE:

A signature guarantee is required in order to add bank account instructions to your account.

EXCHANGING INTO ANOTHER	SELLING SHARES
FUND By phone, wire, or ACH

> Call 1-888-266-8787 to request	> To use this service, call 1-888-266-
an exchange	8787 to verify that the service is in
place, then using the voice prompts
you may place your sell order
> Prior to placing a sell order by phone via
wire or ACH transfer, you must first have
your bank account instructions established
on your account. If you did not select this
option when establishing your account,
verify that your bank is a member of
the Automated Clearing House system.
You may then download and complete
an Additional Services Request Form*
available at www.aifunds.com or call us
at 1-888-266-8787 to have one mailed
to your address of record
> Telephone redemption to your address
of record is available unless you
declined it on your application
> Minimum sell order for wire is $1,000,
for ACH transfer $100

Systematic withdrawal plan
> You can enroll in the systematic withdrawal	> If you did not select this option when
plan by completing the appropriate section	establishing your account, verify that
on the application. You must have a	your bank is a member of the Automated
minimum balance of $10,000 to set up your	Clearing House system. You may then
systematic withdrawal plan. Withdrawals	download and complete an Additional
can be for as little as $100 each.	Services Request Form* available
at www.aifunds.com or call us at 1-
888-266-8787 to have one mailed to
your address of record

WEB SITE

www.aifunds.com

REGULAR MAIL

American Independence Funds
PO Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED
OR CERTIFIED

American Independence Funds
c/o Boston Financial Data
Services 30 Dan Road
Canton, MA 02021.

*NOTE:

A signature guarantee is
required in order to add
bank account instructions to
your account.

42 How to Sell or Exchange Shares

Shareholder Services and Policies

As an American Independence Funds shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

OUR ‘‘ONE COPY PER HOUSEHOLD’’ POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor, call 1-888-266-8787.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place, call 1-888-266-8787 and request an Additional Services Request Form and one will be mailed to your address of record.

Tax-advantaged investment plans A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdell Education Savings Accounts and pension plans. All Funds and both share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-866-410-2006 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege As an American Independence Funds investor, you can exchange all of your shares of one American Independence Fund for the same class of shares in any other American Independence Fund including the NestEgg Target Date Funds.

Shareholder Services and Policies 43

Automatic Investment Plan

Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bimonthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments

Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principle in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low. Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

44 Shareholder Services and Policies

POLICIES ABOUT TRANSACTIONS

Business hours The Funds are open for business each day the New York Stock Exchange (NYSE) is open.

The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed You can place an order to buy or sell shares at any time.

A purchase or redemption request received by American Independence Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in ‘‘good order’’ will be processed at that day’s NAV plus any applicable sales charge or redemption fee. Because any order you place through a financial advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Paying for shares you buy Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us).

Wire transaction policies Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on page 35.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Our Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

Shareholder Services and Policies 45

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

> when you want to sell more than $100,000 worth of shares

> when you want to send the proceeds to a third party

> when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days: > when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

> when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the Funds calculate share prices The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and Fund involved. We calculate a NAV for each Fund and share class every day the Funds are open for business. With each Fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions Exchanges are a shareholder privilege, not a right.

We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of ‘‘market timing.’’ We may also reject or limit purchase orders, for these or other reasons.

46 Shareholder Services and Policies

Risks Associated with Excessive or Short-Term Trading To the extent that the Funds or their agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of a line of credit would correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent will restrict orprohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds will also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Funds. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholder Services and Policies 47

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the funds value their holdings

We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Other Investment Companies The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment Trust’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act.

Share certificates We do not issue share certificates.

THE RIGHTS WE RESERVE

You should be aware that we may do any of the following: > reject your account application if you fail to give us a correct Social Security or other tax ID number > withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

> close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account

> pay you for shares you sell by ‘‘redeeming in kind,’’ that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

> change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders) > suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares > withdraw or suspend the offering of shares at any time > reject any order we believe may be fraudulent or unauthorized > reject or limit purchases of shares for any reason > reject a telephone redemption if we believe it is advisable to do so

48 Shareholder Services and Policies

Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Intermediate Bond Fund, the Short-Term Bond Fund and the Kansas Tax-Exempt Bond Fund are paid monthly. Dividends on the Stock Fund, the Financial Services Fund and the International Equity Fund are paid annually. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long-term capital gain distribution if the Fund sells securities that it’s holding for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares.

Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

The Kansas Tax-Exempt Bond Fund intends to distribute tax-exempt income, however, any capital gains distributed by the Fund may be taxable. The Kansas Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Distributions and Taxes 49

Financial Highlights

The financial highlights table helps you understand the Funds’ financial performance for the past five years or the life of the Fund or class if less than five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the American Independence Funds. Each share class will have different performance and different annual operating expenses.

The information below for the years ended October 31, 2006; October 31, 2007; and October 31, 2008 has been audited by Grant Thorton LLP, the Funds’ independent registered public accounting firm, whose report is included in the Funds’ annual report of American Independence Funds along with the funds’ financial statements. Information for previous years was audited by KPMG. The annual report is available upon request.

American Independence Funds

Financial Highlights - Class A

Selected data for a share outstanding throughout the period indicated.

				Per Share Data							Ratios/Supplemental Data
		Investment Operations			Distributions From
												Ratio of net investment income (loss) to average net assets**
			Net realized and unrealized gains (losses)						Total Return (excludes at sales charge)*
	Net Asset Value Beginning of Period	Net investment income (loss)		Increase (Decrease) from operations						Net Assets end of period (000's)	Ratio of expenses to average net assets**		Ratio of expenses to average net assets(a)**
					Net investment income	Net realized gains		Net Asset Value, End of Period						Portfolio turnover rate(b)*
							Total Distributions

Stock Fund
For the year ended
10/31/2008	$17.17	$0.28	$(3.50)	$(3.22)	$(0.23)	$(2.79)	$(3.02)	$10.93	(22.65%)	$385	1.39%	1.70%	1.88%	283.50%
10/31/2007	$16.03	$0.22	$2.29	$2.51	$(0.25)	$(1.12)	$(1.37)	$17.17	16.59%	$328	1.39%	1.24%	1.91%	219.31%
For the period 3/20/2006 (c)
Through 10/31/2006	$15.09	$0.05	$0.89	$0.94	$-	$-	$-	$16.03	6.23%	$271	1.73%	1.20%	2.30%	49.31%

Financial Services Fund
For the year ended
10/31/2008	$9.65	$0.11	$(1.44)	$(1.33)	$(0.01)	$-	$(0.01)	$8.31	(13.77%)	$478	1.75%	1.29%	9.74%	593.53%
For the period 3/1/2007 (c)
Through 10/31/2007	$10.00	$(0.01)	$(0.34)	$(0.35)	$-	$-	$-	$9.65	(3.50%)	$524	1.75%	(0.10%)	4.60%	555.54%

International Equity Fund
For the year ended
10/31/2008	$16.69	$0.15	$(6.88)	$(6.73)	$(0.15)	$(0.94)	$(1.09)	$8.87	(42.81%)	$57	1.49%	1.11%	1.61%	46.76%
10/31/2007	$16.45	$0.26	$3.49	$3.75	$(0.13)	$(3.38)	$(3.51)	$16.69	26.79%	$95	1.49%	1.39%	1.74%	35.24%
For the period 3/20/2006 (c)
Through 10/31/2006	$15.42	$0.07	$0.96	$1.03	$-	$-	$-	$16.45	6.68%	$69	1.49%	1.20%	1.73%	110.04%

Short-Term Bond Fund
For the year ended
10/31/2008	$10.07	$0.36	$(0.20)	$0.16	$(0.37)	$-	$(0.37)	$9.86	1.50%	$17	0.73%	3.47%	1.35%	44.92%
10/31/2007	$9.96	$0.40	$0.11	$0.51	$(0.40)	$-	$(0.40)	$10.07	5.20%	$15	0.75%	4.03%	1.44%	66.52%
For the period 5/3/2006 (c)
Through 10/31/2006	$9.94	$0.20	$0.02	$0.22	$(0.20)	$-	$(0.20)	$9.96	2.21%	$12	0.75%	4.01%	1.34%	32.38%

American Independence Funds

Financial Highlights - Class A
Selected data for a share outstanding throughout the period indicated.

				Per Share Data							Ratios/Supplemental Data
		Investment Operations			Distributions From
												Ratio of net
			Net						Total			investment
	Net Asset	Net	realized and	Increase					Return	Net Assets	Ratio of	income	Ratio of
	Value	investment	unrealized	(Decrease)	Net	Net		Net Asset	(excludes	at end of	expenses to	(loss) to	expenses to	Portfolio
	Beginning	income	gains	from	investment	realized	Total	Value, End	sales	period	average net	average net	average net	turnover
	of Period	(loss)	(losses)	operations	income	gains	Distributions	of Period	charge)*	(000's)	assets**	assets**	assets(a)**	rate(b)*
Intermediate Bond Fund
For the year ended
10/31/2008	$ 10.22	$ 0.41	$ (0.26)	$ 0.15	$ (0.42)	$ -	$ (0.42)	$ 9.95	1.44%	$ 17	0.86%	3.90%	1.53%	288.64%
10/31/2007	$ 10.13	$ 0.40	$ 0.09	$ 0.49	$ (0.40)	$ -	$ (0.40)	$ 10.22	5.08%	$ 13	0.86%	4.01%	1.56%	17.76%
For the period 5/3/2006 (c)
Through 10/31/2006	$ 10.00	$ 0.22	$ 0.13	$ 0.35	$ (0.22)	$ -	$ (0.22)	$ 10.13	3.45%	$ 11	0.86%	4.00%	1.29%	20.93%

Kansas Tax-Exempt Bond Fund
For the year ended
10/31/2008	$ 10.58	$ 0.38	$ (0.37)	$ 0.01	$ (0.38)	$ -	$ (0.38)	$ 10.21	0.03%	$ 1,003	0.80%	3.54%	1.13%	6.72%
10/31/2007	$ 10.70	$ 0.40	$ (0.13)	$ 0.27	$ (0.39)	$ -	$ (0.39)	$ 10.58	2.62%	$ 845	0.80%	3.74%	1.19%	8.90%
10/31/2006	$ 10.66	$ 0.41	$ 0.03	$ 0.44	$ (0.40)	$ -	$ (0.40)	$ 10.70	4.17%	$ 762	0.85%	3.71%	1.28%	37.10%
10/31/2005	$ 10.92	$ 0.37	$ (0.26)	$ 0.11	$ (0.37)	$ -	$ (0.37)	$ 10.66	0.90%	$ 920	0.95%	3.47%	1.71%	22.23%
10/31/2004	$ 10.98	$ 0.38	$ (0.05)	$ 0.33	$ (0.39)	$ -	$ (0.39)	$ 10.92	3.11%	$ 1,913	0.95%	3.47%	1.67%	14.26%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

American Independence Funds

Financial Highlights - Class C
Selected data for a share outstanding throughout the period indicated.

				Per Share Data							Ratios/Supplemental Data
		Investment Operations			Distributions From
												Ratio of net
			Net						Total			investment
	Net Asset	Net	realized and	Increase					Return	Net Assets	Ratio of	income	Ratio of
	Value	investment	unrealized	(Decrease)	Net	Net		Net asset	(excludes	at end of	expenses to	(loss) to	expenses to	Portfolio
	Beginning	income	gains	from	investment	realized	Total	Value, End	sales	period	average net	average net	average net	turnover
	of Period	(loss)	(losses)	operations	income	gains	Distributions	of Period	charge)*	(000's)	assets**	assets**	assets(a)**	rate(b)*

Stock Fund
For the year ended
10/31/2008	$17.16	$0.24	$(3.18)	$(2.94)	$(0.21)	$(2.79)	$(3.00)	$11.22	(20.65%)	$31	1.89%	1.19%	2.38%	283.50%
For the period 9/24/2007 (c)
Through 10/31/2007	$16.63	$(0.01)	$0.54	$0.53	$-	$-	$-	$17.16	3.19%	$15	1.89%	(0.35%)	2.36%	219.31%

Financial Services Fund
For the year ended
10/31/2008	$9.64	$0.08	$(1.45)	$(1.37)	$(0.02)	$-	$(0.02)	$8.25	(14.20%)	$24	2.25%	0.88%	10.13%	593.53%
For the period from 9/24/2007 (c)
Through 10/31/2007	$9.85	$-	$(0.21)	$(0.21)	$-	$-	$-	$9.64	(2.13%)	$5	2.25%	(0.46%)	5.67%	555.54%

International Equity Fund
For the year ended
10/31/2008	$16.68	$(0.04)	$(6.87)	$(6.91)	$(0.02)	$(0.94)	$(0.96)	$8.81	(43.66%)	$6	1.99%	0.85%	2.13%	46.76%
For the period 9/24/2007 (c)
Through 10/31/2007	$15.75	$(0.01)	$0.94	$0.93	$-	$-	$-	$16.68	5.90%	$11	1.99%	(0.70%)	2.03%	35.24%

Short-Term Bond Fund
For the period 4/08/2008 (c)
Through 10/31/2008	$10.24	$0.32	$(0.37)	$(0.05)	$(0.32)	$-	$(0.32)	$9.87	(0.49%)	$14	1.45%	4.20%	2.18%	44.92%

Kansas Tax-Exempt Bond Fund
For the year ended
10/31/2008	$10.58	$0.29	$(0.37)	$(0.08)	$(0.29)	$-	$(0.29)	$10.21	(0.84%)	$32	1.40%	2.94%	1.63%	6.72%

American Independence Funds

Financial Highlights - Class C
Selected data for a share outstanding throughout the period indicated.

				Per Share Data							Ratios/Supplemental Data
		Investment Operations			Distributions From
Ratio of net
			Net						Total			investment
	Net Asset	Net	realized and	Increase					Return	Net Assets	Ratio of	income	Ratio of
	Value	investment	unrealized	(Decrease)	Net	Net		Net Asset	(excludes	at end of	expenses to	(loss) to	expenses to	Portfolio
	Beginning	income	gains	from	investment	realized	Total	Value, End	sales	period	average net	average net	average net	turnover
	of Period	(loss)	(losses)	operations	income	gains	Distributions	of Period	charge)*	(000's)	assets**	assets**	assets(a)**	rate(b)*

For the period 5/22/2007 (c)
Through 10/31/2007	$10.60	$0.15	$(0.02)	$0.13	$(0.15)	$ -	$(0.15)	$10.58	1.40%	$33	1.40%	3.15%	1.68%	8.90%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

SERVICE PROVIDERS

Management and support services are provided to the Funds by several organizations.
Investment Adviser and Administrator: American
Independence Financial Services, LLC 335 Madison
Avenue, Mezzanine
New York, NY 10017

Custodian: INTRUST Bank NA
105 North Main Street
Wichita, Kansas 67202

Transfer Agent: Boston Financial Data Services
30 Dan Road
Canton, MA 02021.

Distributor: Foreside Distribution Services, L.P.
Ground Floor
Two Portland Square
Portland, ME 04101

60 Service Providers

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

Collection of Customer	We collect nonpublic personal information about our customers from the following
Information	sources:
	>	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

	>	Account History, including information about the transactions and balances in a customer’s accounts; and

	>	Correspondence, written, telephonic or electronic between a customer and American
Independence Funds or service providers to the American Independence Funds.

Disclosure of Customer	We may disclose all of the information described above to certain third parties who
Information	are not affiliated with the American Independence Funds under one or more of these circumstances:

	>	As Authorized — if you request or authorize the disclosure of the information.

	>	As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

> Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer	We require service providers to the American Independence Funds:
Information
	>	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American Independence Funds; and

	>	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the American
Independence Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

(1)For purposes of this notice, the terms ‘‘customer’’ or ‘‘customers’’ includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

Notice of Privacy Policy & Practices 61

For more information

For more information about the Funds, the following documents are available free upon request: Annual/Semiannual Reports The Funds’ annual and semi-annual reports to shareholders, when available, contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

American Independence Funds Trust
335 Madison Ave., Mezzanine
New York, NY. 10017
Telephone: 1-866-410-2006

You can review and copy the Fund’s reports and SAIs at the Public Reference Room of the Securities and Exchange Commission (the ‘‘Commission’’). You can get text-only copies:

  For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, (for information on the operation of the Public Reference Room call the Commission at 1-202-942-8090), or by electronic request to the following e-mail address: publicinfo@sec.gov.
  Free from the Commission’s Website at www.sec.gov.

AIFA&C 3109

Investment Company Act file no. 811-21757

March 1, 2009 INSTITUTIONAL CLASS

Stock Fund
Financial Services Fund
International Equity Fund
Short-Term Bond Fund
Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services LLC is a limited liability company.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

Descriptions of each fund’s goal, strategy, and main risks, along with information on costs, and the individuals who manage the funds.

About the Funds	American Independence Funds
	Stock Fund	1
	Financial Services Fund	4
	International Equity Fund	9
	Short-Term Bond Fund	14
	Intermediate Bond Fund	19
	Kansas Tax-Exempt Bond Fund	23
	The Investment Adviser	27

How to Invest	How To Buy Fund Shares	32
	How To Sell and Exchange Fund Shares	34
	Shareholder Services and Policies	36
	Information, instructions, and policies to know about
	your fund account and transactions	38
	Distributions and Taxes	42
	Financial Highlights	43
	Notice of Privacy Policy	50

T ICKER SYMBOL	ISISX
CUSIP NUMBER	026762708

A M E R I C A N  I N D E P E N D E N C E  F U N D S

Stock Fund

The Fund’s goal is to provide investors with long-term capital appreciation.

MAIN STR ATEGIES

The Fund normally invests at least 80%* of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks and at least 65% of its total assets in such stocks issued by U.S. companies with large market capitalizations (over $5 billion) at the time of purchase. The Fund’s Sub Adviser uses a value oriented approach to selecting stocks by identifying stocks that it considers undervalued (i.e. priced less than its real worth). The Fund’s sub adviser also considers the company’s soundness and earnings prospects. If the Fund’s Sub Adviser determines a company may no longer benefit from the current market and economic environment and shows declining fundamentals, it will eliminate the Fund’s holding of the company’s stock. The Fund may also invest in securities that are convertible into common stock and preferred stock.

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund, will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests primarily in value stocks, its performance may lag when growth stocks outperform value stocks.

Mid- and Small-Cap Risk

Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

* The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.

Stock Fund 1

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing in the bar chart how the Stock Fund performed from year to year and by comparing in the table the Fund’s performance over time to that of the Standard & Poor’s 500® Composite Stock Index (‘‘S&P 500®’’), a widely recognized, unmanaged index of common stocks. The Russell 1000 Value Index will be used as the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index of large cap value stocks. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the Stock Fund of the former American Independence Funds Trust. From March 1, 2006 to March 1, 2007 the Fund was managed by Barrow, Hanley, Mewhinney & Strauss, Inc. Prior to December 1999, the Fund was managed by another sub-adviser.

The returns for the Institutional Class will differ from Class A and Class C shares because of differences in the expenses of each class. The Institutional Class Shares were previously known as Service Class Shares. Of course, past performance (before and after taxes) does

(1) These figures are for the year ended December 31 of each year.

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund’s performance would have been.

Best quarter:	20.41% Q2 ’03
Worst quarter:	(22.26)% Q4 ’08

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
INSTITUTIONAL CLASS	Inception	2007	2007	2007
Return Before Taxes(1)	January 21, 1997	10.43%	16.17%	8.45%
Return After Taxes on Distribution(1)		5.97%	14.42%	6.73%
Return After Taxes on Distribution and sale of shares(1)		9.30%	13.92%	6.72%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	January 22, 1997	(0.18)%	14.64%	6.58%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	January 22, 1997	5.49%	12.82%	5.91%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 Stock Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	1.00%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.37%
Total Fund Operating Expenses Before Reductions	1.37%
Expense Reductions(2)	-0.43%
Total Annual Fund Operating Expenses After Reductions	0.94%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 0.94%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years
Institutional	$96	$391	$709	$1,609
Class Shares

Stock Fund 3

T ICKER SYMBOL ANEIX
CUSIP NUMBER 026762625

A M E R I C A N  I N D E P E N D E N C E  F U N D S
Financial Services Fund

The Fund’s goal is to provide investors with long-term capital appreciation with a secondary objective of income, by investing in U.S. and non-U.S. financial institutions.

MAIN STRATEGIES

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies in financial services-related industries. Financial services-related industries include, but are not limited to, banking, insurance, investment banking and brokerage, credit finance, mortgage banking, commercial and residential mortgage REITs, asset management and other finance related services. The Fund considers a company to be doing business in financial services-related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in financial services-related industries; (2) at least 50% of its assets are devoted to producing revenues in the financial services-related industries; or (3) based on other available information, the portfolio manager determines that is primary business is within the financial services industries. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in the financial services-related industries. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The Sub-Adviser, American Independence Capital Management (AICM), LLC, plans to achieve this goal by investing in securities which AICM believes are undervalued, by capitalizing on opportunities to profit by trading mispriced securities and by making other special situation investments, with a focus on publicly traded equity securities in the financial services industry. There can be no assurance that the Fund’s investment objective will be achieved, and investment results may vary substantially from time to time.

The Fund seeks to achieve its investment objective primarily by investing in and tactically trading securities of U.S. and non-U.S. financial institutions, including, but not limited to, equity securities and other securities convertible into or exercisable into equity securities, preferred securities, subordinate income notes collateralized by trust preferred securities, and other fixed income securities. The Fund may invest in large-cap, mid-cap and small-cap companies, in each case as the Adviser or Sub-Adviser in its sole discretion, may determine. To achieve the Fund’s investment objective, the Fund may utilize options, derivatives, and futures.

The Fund intends to blend two investment strategies in managing the Fund, with the goal of maximizing returns while minimizing relevant risks. The first strategy involves strategic value investing. With the portion of the assets of the Fund’s portfolio allocated to this strategy, AICM will generally invest in companies that it believes are significantly undervalued on a fundamental basis. AICM believes this means the market price of such companies would be at a substantial discount to the present value of future cash flows or to liquidation value. In valuing companies, AICM will normally project a company’s future cash flows and discount these to the present (using a discount rate reflecting the degree of risk of the investment) to find the intrinsic value of the enterprise. If this value is significantly above the current price of the stock, and AICM believes that the company is run by competent and reliable management, then the Fund may invest in that company. AICM believes the portion of the Fund allocated to strategic value investing will normally be invested only in securities selling for less than their intrinsic value or selling for less than private market value when AICM believes that it is likely

4 Financial Services Fund

that the company may be acquired. AICM believes that, by focusing a majority of the Fund’s assets on those companies that are not well known or are improperly valued by the investment community, it can achieve significantly higher returns than are available from a broadly diversified equity fund.

In addition, AICM intends to employ a second, more tactical trading-oriented strategy that utilizes the Sub-Adviser’s knowledge of the securities markets and financial services industries to exploit price trends and market volatility in the securities of financial services companies. Tactical trading positions tend to be short-term with high turnover and endeavor to profit from various company as well as industry events. Such trades generally occur around an event such as earnings releases, news events, 8K’s, merger news, management changes, interest rate movements, credit quality outlook, regulatory changes, spin-offs, and new issues, as well as other events. The Fund is therefore intended to be a blend of the strategic and the tactical, but with greater emphasis on the strategic. AICM believes these two very different investment methods complement each other very well as the best strategic value investments tend to surface during long bear markets while tactical investments tend to predominate during periods of high valuation and high volatility.

Descriptions of these and other securities which the Fund may purchase are included in the SAI.

Financial Services Fund 5

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund, will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Mid- and Small-Cap Risk Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Sector Fund Risk The Fund’s investments are concentrated in a comparatively narrow segment of the economy, the financial services sector. This means that the Fund’s investment concentration in the financial services sector is higher than most mutual funds and the broad securities market. Consequently, the Fund may tend to be more volatile than other mutual funds and the value of the Fund’s investments and consequently the value of an investment in the Fund may tend to rise and fall more rapidly.

Financial Services Industry Risk

The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services industry is exposed to several risks that may impact the value of investments in the financial services sector more severely than investments outside the sector. Businesses in the financial sector often operate with substantial financial leverage.

Foreign Investment Risk A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance and payments, overall debt level, and cash flow from tax or other revenues.

Concentration Risk Since a large percentage of the Fund’s assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the Fund.

Non-diversification Risk A non-diversified Portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.

6 Financial Services Fund

FUND PERFORMANCE

The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing in the bar chart how the Stock Fund performed from year to year and by comparing in the table the Fund’s performance over time to that of the Russell 2000 Value Index and the Standard & Poor’s 500 Equal Weighted Financial Index (“S&P 500 EWFI”). The Russell 2000 Value Index is an unmanaged index of small-cap value stocks. The S&P 500 EWFI is an unmanaged, equally-weighted index of common stocks for financial companies that make-up the Standard & Poor’s 500 Index (“S&P 500”). The S&P 500 Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all U.S. common stocks. The equal-weight versions of the S&P 500 indices have been re-compiled to give equal weighting to its constituent companies. The Fund commenced operations on March 1, 2007.

The returns on the Institutional Class will differ from Class A and Class C shares because of difference in the expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS - INSTITUTIONAL
CLASS

Both the bar chart and the table assume reinvestment of dividends and distribution and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund's performance would have been lower.

Best quarter: 15.02% Q3 ’08
Worst quarter: (18.50)% Q4 ’08

		AVERAGE ANNUAL TOTAL RETURNS

		One Year Ended	Since Inception
		December 31,	to December 31,
INSTITUTIONAL CLASS	Inception	2008	2008
Return Before Taxes(1)	March 1, 2007	-20.57%	-14.28%
Return After Taxes on Distribution(1)		-21.61%	-14.98%
Return After Taxes on Distribution and sale of shares(1)		-13.41%	-9.76%
Russell 2000 Value Index
S&P 500 Equal Weighted Financial Index

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table is intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. This table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of
offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset Value at
purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	1.25%
Distribution (12b-1) fee and Service Fees	None
Other Expenses(1)	7.91%
Total Annual Fund Operating Expenses Before Reductions	9.16%
Expense Reductions(2)	-7.41%
Total Annual Fund Operating Expenses After Reductions	1.75%

(1)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until Other Expenses are based on estimated amounts for the current fiscal year and includes expenses incurred from acquired fund fees and expenses, which do not exceed more than 0.01% of average net assets of the fund.
(2)	March 1, 2010 order to keep the Total Annual Fund Operating Expenses at 1.75%. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different. Because this example is hypothetical and or comparison only, your actual costs will be different

	1 Year	3 Years	5 Years	10 Years
Institutional	$178	$1,992	$3,657	$7,252

Class Shares

Risk/Return Summary and Fund Expenses 7

Additional Risks of the Financial Services Fund

Trading in options The Sub Adviser may use a number of option strategies. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

With certain exceptions, exchange listed options on individual securities are generally settled by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is ‘‘in the money’’ (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund’s ability to close out its position as a purchaser or seller of a listed put or call option is dependent, in part, upon the liquidity of the option market.

Limited liquidity of some investments Some of the securities in which the Fund invests may be or become relatively illiquid, because they are thinly traded, they are subject to transfer restrictions, or the circumstances of the Fund’s ownership of them give rise to practical or regulatory limits on the Fund’s ability to liquidate quickly. The Fund may not be able promptly to liquidate those investments if the need should arise, and its ability to realize gains, or to avoid losses in periods of rapid market activity, may therefore be affected. In addition, the value assigned to such securities for purposes of determining a shareholder’s share in the Fund’s net profits and net losses may differ from the value the Fund is ultimately able to realize. A portion of the Fund’s assets may from time to time be invested in securities and other financial instruments or obligations for which no market exists. Because of the absence of any trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

Derivative transactions The Fund may engage in derivative transactions such as forward contracts for hedging purposes. The risks associated with derivative transactions are potentially greater than those associated with the direct purchase or sale of the underlying securities because of the additional complexity and potential for leverage. In addition, derivatives may create credit risk (the risk that a counterparty on a derivative transaction will not fulfill its contractual obligations), as well as legal, operations, reputational and other risks beyond those associated with the direct purchase or sale of the underlying securities to which their values are related.

8 Additional Risks of the Financial Services Fund

T ICKER SYMBOL IMSSX
CUSIP NUMBER 026762880

A M E R I C A N  I N D E P E N D E N C E  F U N D S

International Equity Fund

The Fund’s goal is to provide investors with long-term capital appreciation. The

Fund seeks its objective by investing in equity securities

of issuers based outside of the United States.

MAIN STRATEGIES

Under normal market conditions, the Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets. The Fund will invest, under normal circumstances, at least 80% of its net assets in ‘‘foreign securities’’ as defined below, which may include emerging markets on an opportunistic basis. Under normal circumstances, the Fund will not exceed 20% of net assets in developing countries or emerging market securities.

For the purpose of the fund’s investments, ‘‘foreign securities’’ means those securities issued by companies:

> whose principal securities trading markets are outside the U.S.; or

 > that are linked to non-U.S. dollar currencies; or

> that are organized under the laws of, or with principal office in, a country other than the U.S.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in U.S. dollar terms, due to fluctuations in currency exchange rates, the Fund may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) issued by sponsored or unsponsored facilities. ADRs are usually issued by a U.S. bank trust company and traded on a U.S. exchange. GDRs may be issued by institutions located anywhere in the world and traded in any securities market. EDRs are issued in Europe and used in bearer form in European markets.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund generally follows a multi capitalization approach focusing on mid to large capitalization companies, but the Fund may also invest in smaller, emerging growth companies. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter.

The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury. The Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment goal. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

Depository Receipts Receipts, typically issued by a bank or trust company, representing the ownership of underlying securities that are issued by a foreign company and held by a bank or trust company.

International Equity Fund 9

MAIN RISKS

The value of the Fund’s investments and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk A fund that invests in common stocks is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds. A company’s stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

Bond Market Risk A Fund that invests in debt securities is subject to the risk that fixed income prices in general may lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the credit worthiness of both corporate and government issuers.

Generally fixed income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Foreign Investment Risk A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S.

markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues.

Developing Country Risk

Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

Political Risk Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, the Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which the Fund may invest, in which case the Fund may lose all or part of its investment in that country’s issuers.

10 International Equity Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as the Service Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart and table listed below show how the International Equity Fund has performed from year to year. The Fund has been in existence since November 1, 1995 but until March 2, 2006, the Fund was organized as the International Multi Manager Stock Fund of the former American Independence Funds Trust. The performance shown in the bar chart and table represents: the actual performance of the Fund from January 20, 1997 (its inception) through December 31, 2006; and the actual performance of the Portfolio from November 1, 1995 (its inception) through January 19, 1997. This performance would have been significantly lower, taking into account the current fees of the Fund, because the Portfolio’s performance reflects no fees at the feeder level and the predecessor fund had lower fees.

The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below it compares the Fund’s performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East (‘‘MSCI EAFE’’) Index, a widely recognized, unmanaged representative of the aggregate performance of international stock markets.

The returns for the Institutional Class, Class A and Class C will differ because of differences in the expenses of each class. Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, which, if otherwise, would cause performance to be lower.

Best quarter:	21.56% Q2 ’03
Worst quarter:	(22.23)% Q3 ’02

(1)	These figures reflect year-by-year total returns for the Fund, the Portfolio and the Predecessor and are for the year ended December 31 of each year.
(2)	The performance of the Portfolio was calculated by adjusting the performance of the Initial Feeder Fund to exclude fees and expenses paid at the level of the Initial Feeder Fund.

International Equity Fund 11

	AVERAGE ANNUAL TOTAL RETURNS
	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
INSTITUTIONAL CLASS	2007	2007	2007
Return Before Taxes	12.71%	22.38%	11.18%
Return After Taxes on Distributions(1)	10.46%	20.09%	8.61%
Return After Taxes on Distributions and Sale of Shares(1)	9.00%	18.48%	8.25%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	11.76%	22.19%	8.47%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

12 International Equity Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.81%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.31%
Total Annual Fund Operating Expenses Before Reduction	1.12%
Expense Reductions(2)	–0.08%
Total Annual Fund Operating Expenses After Reduction	1.04%

(1)	Other Expenses are based on estimated amounts for the current fiscal year and includes expenses incurred from acquired fund fees and expenses, which do not exceed more than 0.01% of average net assets of the fund.
(2)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2010 in order to keep the Total Annual Fund Operating Expenses at 1.04%. This reduction lowers the expense ratio and increases overall returns to investors.

EX AMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.  It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years
Institutional	$106	$348	$609	$1,356
Class Shares

International Equity Fund 13

T ICKER SYMBOL ISBSX
CUSIP NUMBER 026762320

A M E R I C A N  I N D E P E N D E N C E F  U N D S
Short-Term Bond Fund

The Fund’s goal is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal by investing primarily in investment-grade bonds with maturities of 1-3 years.

MAIN STR ATEGIES

The Portfolio invests primarily in high quality debt securities. The portfolio manager may use interest rate hedging as a stabilizing technique. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index is the Merrill Lynch 1-3 Year Treasury Index. (The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. government securities with maturities between 1 and 3 years and represents the total rate of return of U.S. Treasury Notes based on daily closing prices. The index is not available for investment and, unlike the Portfolio, does not incur expenses.) Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Main types of securities the Fund may hold

> Asset-Backed Securities

> Bank Obligations

> Corporate Debt Instruments

> Derivative Instruments

> Foreign Debt Instruments

> Mortgage-Backed Securities

> Other Investment Companies

> U.S. Government and Agency

> Securities

Major policies/limits

> Under normal market conditions, the Fund’s average maturity is expected to be between 1 and 3 years. A bond’s maturity is the date when a bond issuer agrees to return the bond’s principal, or face value, to the bond’s buyer.

> Although the value of the Fund’s shares will fluctuate, under normal market conditions the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration to 2 years or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

> At least 65% of the Portfolio’s total assets must be invested in U.S. dollar-denominated securities. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio’s total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is “non-diversified” under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-and mortgage-backed securities.

14 Short-Term Bond Fund

MAIN RISKS

The value of the Fund’s investments and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include: Interest Rate Risk When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity.

Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Credit Risk  The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Banking Industry Risk Investing in bank obligations exposes a Portfolio to risks associated with the banking industry, such as interest rate and credit risks.

Concentration Risk Since a large percentage of the Fund’s assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the Fund.

Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Portfolio to any one currency may be different from that of its total assets denominated in such currency.

Derivatives Risk Derivatives are subject to the risk of changes in the market price of the security,creditrisk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

Foreign Risk Investing in foreign securities exposes a Portfolio to risks such as politicalandeconomic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and higher volatility. Liquidity Risk Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non-diversification Risk A non-diversified Portfolio may invest a large percentage of its assets in thesecurities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the UltraShort Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carryforward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart listed below shows how the Short-Term Bond Fund has performed from year to year.The table below it compares the Fund’s performance over time to those of the Lehman Brothers 1-3 Year Aggregate Index, a widely recognized, unmanaged index generally representative of short-term securities. This table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the UltraShort Bond Fund of the former American Independence Funds Trust.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

(1)	Institutional Class Shares were previously called Service Class. These figures are for the year ended December 31 of each year. While the Institutional Class has no sales charge, Service Class Shares did and performance would have been lower if sales charges were included.

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction the Fund’s performance would have been lower.

Best quarter:	3.21% Q3 ’01
Worst quarter:	(1.59)% Q2 ’08

16 Short-Term Bond Fund

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
INSTITUTIONAL CLASS(1)	Inception	2007	2007	2007
	January 21, 1997
Return Before Taxes(1)		6.63%	3.22%	4.34%
Return After Taxes on
Distributions(2)		5.03%	2.08%	2.86%
Return After Taxes on
Distribution and Sale
of Shares(1)(3)		4.29%	2.00%	2.80%
Lehman Brothers 1-3
Year Aggregate Index
(Reflects no deduction for
fees, expenses or taxes)	January 31, 1997	6.72%	3.33%	4.98%

(1)	For current performance information, including the Fund’s 30-day yield, call 1-888-266- 8787.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Short-Term Bond Fund 17

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.36%
Total Annual Fund Operating Expenses Before Reductions	0.78%
Expense Reductions(2)	-0.31%
Total Annual Fund Operating Expenses After Reductions	0.45%

(1) Other Expenses are based on estimated amounts for the current fiscal year and includes expenses incurred from acquired fund fees and expenses, which do not exceed more than 0.01% of average net assets of the fund.

(2) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2010 in order to keep the Total Annual Fund Operating Expenses at 0.45%. This reduction lowers the expense ratio and increases overall returns to investors.

18 Short-Term Bond Fund

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.  It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years
Institutional	$46	$144	$290	$816
Class Shares

T ICKER SYMBOL IIISX
CUSIP NUMBER 026762500

A M E R I C A N  I N D E P E N D E N C E  F U N D S
Intermediate Bond Fund

The Fund’s goal is to provide investors with a competitive total return. The fund primarily invests in intermediate term investment-grade bonds. A high level of current income is an important consideration in achieving the Fund’s overall goal.

MAIN STR ATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top down, macroeconomic approach to determine the portfolio’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including but not limited to economic trends, inflation, and fiscal policy. The strategy seeks to outperform the Lehman U.S. Aggregate fixed income index. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). Short-Term Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds.

Main types of securities the Fund may hold

> U.S. Treasury Obligations

> U.S. Government Agency Securities

> Corporate Debt Securities

> Mortgage-backed Securities

Major policies/limits

> Under normal market conditions, the Fund’s average maturity is expected to be between 3 and 10 years. A bond’s maturity is the date when a bond issuer agrees to return the bond’s principal, or face value, to the bond’s buyer.

> Although the value of the Fund’s shares will fluctuate, the adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s average duration to 5 years or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

> Under normal market conditions, at least 65% of the Fund’s total assets will be invested in Bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s adviser to be of comparable quality.

Intermediate Bond Fund 19

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include: Interest Rate Risk When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short term interest rates, and long-term securities tend to react to changes in long term interest rates. Prepayment Risk Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Credit Risk

The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

20 Intermediate Bond Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart on this page shows how the Intermediate Bond Fund has performed from year to year. The table below it compares the Fund’s performance over time to that of the Lehman Brothers U.S. Aggregate Index, a widely recognized, unmanaged index generally representative of intermediate bonds. This table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.

The returns for the Institutional Class Shares will differ from Class A and Class C shares because of differences in the expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction the Fund’s performance would have been lower.

Best quarter:	5.32% Q4 ’08
Worst quarter:	(2.44)% Q2 ’04

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
INSTITUTIONAL CLASS(1)	Inception	2008	2008	2008

Return Before Taxes(1)	January 21, 1997	643%	4.25%	5.21%
Return After Taxes on Distributions(2)		4.74%	2.72%	3.45%
Return After Taxes on Distribution and Sale of Shares(2)		4.01%	2.66%	3.39%
Barclays U.S. Aggregate Index (reflects no deduction for fees,
expenses or taxes)		5.24%	4.65%	5.63%

(1)	For current performance information, including the Fund’s 30-day yield, call 1-888-266-8787.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Intermediate Bond Fund 21

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly by you)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	1.00%
Total Annual Fund Operating Expenses Before Reductions	0.61%
Expense Reductions(2)	-0.41%
Total Annual Fund Operating Expenses After Reductions	1.60%

(1)	Other Expenses are based on estimated amounts for the current fiscal year and includes expenses incurred from acquired fund fees and expenses, which do not exceed more than 0.01% of average net assets of the fund.
(2)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2010 in order to keep the Total Annual Fund Operating Expenses at 0.55%. This reduction lowers the expense ratio and increases overall returns to investors.

EX AMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.  It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years
Institutional	$61	$825	$1,158	$2,100
Class Shares

22 Intermediate Bond Fund

T ICKER SYMBOL SEKSX
CUSIP NUMBER 026762864

A M E R I C A N  I N D E P E N D E N C E  F U N D S

Kansas Tax-Exempt Bond Fund

The Fund’s goal is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

MAIN STRATEGIES

The Fund invests primarily in municipal bonds with maturities ranging from 1 to 20 years. It is the intent of the Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. Under normal conditions, the Fund will invest, as a fundamental investment policy, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes. Under normal conditions, the Fund will invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax. The Fund will not purchase securities which are rated, at the time of purchase, below ‘‘Baa’’ by a Nationally Recognized Statistical Rating Organization (‘‘NRSRO’’)*. The Fund is managed to provide an attractive yield from municipal bonds that have strong credit qualities. Municipalities with these strong credit qualities are more likely to offer a reliable stream of payments. The Fund’s adviser may sell a security if its fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

State Specific Risk State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. Interest Rate Risk When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Credit Risk The Fund’s bonds could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Under normal market conditions, at least 65% of the Fund’s total assets will be invested in bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by an NRSRO, or which are unrated and determined by the Fund’s adviser to be of comparable quality.

Kansas Tax-Exempt Bond Fund 23

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Institutional Class. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Institutional Class shares prior to the reorganization. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart and table on this page show how the Kansas Tax-Exempt Bond Fund has performed and how its performance has varied from year to year. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and showing in the table how the Fund’s average annual returns compare with the returns of the Lehman Brothers 7-Year Municipal Index, a widely recognized unmanaged index generally representative of intermediate- and short-term municipal bonds. The Fund has been in existence since December 10, 1990. From its inception to May 17, 1997, the Fund was organized as the Kansas Tax Exempt Income Portfolio of the SEI Tax Exempt Trust. From May 17, 1997 until March 2, 2006, the Fund was organized as the Kansas Tax Exempt Bond Fund of the former American Independence Funds Trust. Since March 2, 2006, the Fund has been organized in its current status. Since November 2000, the Fund has been managed by its current manager.

The returns for the Institutional Class, Class A and Class C will differ because of differences in the expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

(1) The Institutional Class had been previously designated as Service Class and subject to a front-end sales charge prior to February 28, 2002. These figures are for the year ended December 31 of each year. While the Institutional Class Shares have no sales charge, Service Class Shares did; and performance would have been lower if sales charges were included

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, without such fee reductions performance would be lower.

Best quarter:	4.28%	Q4 ’00
Worst quarter:	(2.29)%	Q2 ’99

24 Kansas Tax-Exempt Bond Fund

		average annual total returns
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
INSTITUTIONAL CLASS(1)	Inception	2007	2007	2007
	December 10, 1990
Return Before Taxes		3.64%	3.26%	4.14%
Return After Taxes on
Distributions(2)		3.64%	3.26%	4.17%
Return After Taxes on
Distribution and
Sale of Shares(2)		3.83%	3.38%	4.20%
Lehman Brothers 7-Year
Municipal Index		5.06%	3.86%	4.96%

(1)	For current performance information, including the Fund’s 30-day yield, call 1-888-266-8787.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (load) imposed on purchases (as a
percentage of offering price)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.30%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.33%
Total Annual Fund Operating Expenses Before Reductions	0.63%
Expense Reductions(2)	-0.23%
Total Annual Fund Operating Expenses After Reductions	0.40%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 0.40%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different

	1 Year	3 Years	5 Years	10 Years
Institutional	$41	$154	$304	$741
Class Shares

26 Kansas Tax-Exempt Bond Fund

Additional Risks of the American Independence Funds

Management risk The Funds’ performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Repurchase agreement risk

Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment in a fund to decline.

Securities lending risk To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Each Fund’s investment objective is fundamental which means it may not be changed without shareholder approval. With respect to the 80% investment policy of each Fund (except for the Kansas Tax Exempt Bond Fund), such Fund’s limitation is non fundamental; however, shareholders will receive 60 days advance notice of any change to the limitation. Additional descriptions of the Funds’ risks, strategies and investments, as well as other strategies and investments not described below, may be found in the Funds’ Statement of Additional Information (‘‘SAI’’). The SAI also contains descriptions of each of the securities which the Funds may purchase.

The Investment Adviser

The investment adviser for these Funds is American Independence Financial Services, LLC (‘‘AIFS’’ or the ‘‘Adviser’’). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, the Adviser is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, the Adviser receives a management fee from each fund. The management fee for each Fund will be as follows:

Stock Fund	1.00%
Financial Services Fund	1.25%
International Equity Fund	0.81%
Short-Term Bond Fund	0.40%
Intermediate Bond Fund	0.40%
Kansas Tax-Exempt Bond Fund	0.30%

AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Fund’s total operating expenses at not more than the following percentages of average annual net assets of the Institutional Share classes through March01, 2010 (through March01, 2011for the Kansas Tax-Exempt Bond Fund): Stock Fund 0.94%, Financial Services Fund 1.75%, International Equity Fund 1.04%, Short-Term Bond Fund, 0.45%, Intermediate Bond Fund 0.60% and Kansas Tax-Exempt Bond Fund, 0.40% .

Additional Risks of the American Independence Funds 27

Portfolio Managers

Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds.

The fund’s portfolio manager is responsible for the day-to-day management of the fund.

Mr. Robert A. Campbell and Mr. Eric M. Rubin are responsible for the day to day oversight of the sub-advisory relationships pertaining to the Stock Fund and the International Equity Fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Mr. Rubin is also co-manager of the NestEgg Dow Jones Target Date Funds. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President of DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. Mr. Campbell is also President of American Independence Financial Counselors, LLC, a wholly owned subsidiary of AIFS. He is responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund, the Short-Term Bond Fund, Intermediate Bond Fund and co-manager of the NestEgg Dow Jones Target Date Funds. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

The day-to-day management of the International Equity Fund will be the responsibility of Mr. John Holmgren.

Mr. Holmgren joined AIFS in 2008 as Chief Investment Officer – Equities and is responsible for the oversight, development and implementation of equity strategies. Mr. Holmgren previously was Chief Investment Officer and Chief Executive Officer of DSI International Management, Inc (DSI), which was acquired by UBS (Paine Webber) in 1999. Mr. Holmgren was a UBS Managing Director and sat on the various UBS Global AM and O’Connor Investment and Management Committees. He worked closely with the other senior members of UBS Global AM leadership to ensure investment and logistical priorities were met.

For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

28 Portfolio Managers

Sub-Advisers

Financial Services Fund and Stock Fund

American Independence Capital Management, LLC (“AICM”) provides portfolio investment management services for the Financial Services Fund and the Stock Fund. AICM, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a jointly owned affiliated registered investment advisor of American Independence Financial Services, LLC and Miller & Jacobs, LLC. AICM currently has assets under management of $122 million. Mr. Jeffrey A. Miller, will act as the portfolio manager to the Financial Services Fund and the Stock Fund. As such, he will have direct and primary responsibility for all investment decisions, subject to the overall supervision of the Adviser. In particular, Mr. Miller will be responsible for all strategic portfolio investments, as well as research and trading of banks and thrifts. Additionally, Mr. Miller also concentrates on evaluating broader market conditions and combining that analysis with proprietary research to determine sub-sector portfolio allocations. The Financial Services Fund’s and the Stock Fund’s Statements of Additional Information provide additional information about the portfolio managers, including ownership in the Financial Services Fund and the Stock Fund.

Short-term Bond Fund and
Intermediate Bond Fund

American Independence Financial Counselors, LLC (“AIFC”) provides portfolio investment management services for the Short-Term Bond Fund and the Intermediate Bond Fund. AIFC, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a wholly owned subsidiary of American Independence Financial Services, LLC. AIFC currently has $98 million in assets under management. The day to day management of the Short-Term Bond Fund and the Intermediate Bond Fund will be the responsibility of Mr. Robert Campbell. And Mr. Kenneth O’Donnell.

Mr. Campbell also manages the American Independence Kansas Tax-Exempt Bond Fund.  The Short-Term Bond Fund’s and the Intermediate Bond Fund’s Statements of Additional Information provide additional information about the portfolio manager, including ownership in the Short-Term Bond Fund and the Intermediate Bond Fund.

Kenneth O’Donnell, CFA, Portfolio Manager, joined FFTW in 2002 and is a member of the Structured Securities & Short Duration Team. Currently, he manages Funds of structured securities consisting primarily of asset-backed (ABS) and mortgage-backed securities (MBS) as well as agency and US government securities. He is also responsible for the management of money market, short and short-intermediate Funds. Mr. O’Donnell was previously with Standish Mellon Asset Management in Boston as an asset-backed security specialist in the structured products group. Mr. O’Donnell holds a BS in mechanical engineering from Syracuse University and an MS in finance from Boston College. He is a member of the New York Society of Security Analysts.

Sub-Advisers 29

How to Invest

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder. You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

30 How to Invest

Purchasing and Adding to Your Shares

You may purchase shares of the Funds through Foreside Distribution Services, LP (the ‘‘Distributor’’) or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of ‘‘Institutional Investors’’: (1) trusts, or investment management and other fiduciary accounts managed or administered by AIFS or its affiliates or correspondents pursuant to a written agreement, (2) any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by AIFS or its affiliates or correspondents, pursuant to a written agreement and (3) other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus.

A separate application is required for Individual Retirement Account investments.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third party checks, money orders, bank starter checks nor credit card convenience checks are accepted.

The minimum initial investment amount is $5,000,000. The Fund may waive its minimum purchase requirement or may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See ‘‘Anti-Money Laundering Program’’ at the end of this section and the ‘‘Market Timing Policies’’ section.

Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day, which is typically 4:00 p.m. Eastern time, will become effective that day.

Purchasing and Adding to Your Shares 31

How to Buy Fund Shares

Please note that not all Funds are available for sale in all states.

Use the instructions on these pages if you are investing directly with American Independence Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS

By mail or express delivery
> Complete and sign an application (if you need an	>	Make out an investment check to
application, you may download it from the web site		‘‘American Independence Funds’’
or call 1-888-266-8787)	>	Return a deposit stub or write a letter that includes
> Send the application to us at the appropriate		your name, account number, the amount of your
address, along with an investment check made out		investment, and the fund name and share class
to ‘‘American Independence Funds’’	>	Sign the letter, enclose the check, and mail it
to the appropriate address

By wire
> Call 1-888-266-8787 for instructions before	>	Call 1-888-266-8787 for instructions before
wiring any money		wiring money

By phone
> To use this service, call 1-888-266-8787 to verify
> Initial investments cannot be made by phone.		that the service is in place, then using the voice
Please complete and mail an application to the		prompts you may place your purchase order
appropriate address.
> Prior to placing a purchase order by phone via
ACH transfer, you must first have your bank
account instructions established on your account.
If you did not select this option when establishing
your account, verify that your bank is a member of
the Automated Clearing House system. You may
then download and complete an Additional
Services Request Form* available at
www.aifunds.com or call us at 1-888-266-8787 to
have one mailed to your address of record

FIRST INVESTMENT		ADDITIONAL INVESTMENTS

Automatic investment plan
> You can enroll in the automatic investment	>	To make changes to your automatic investment
plan by completing the appropriate section on		plan you may do so online at
the application		www.aifunds.com. If you did not select this
option when establishing your account, verify
that your bank is a member of the Automate
Clearing House system. You may then
download and complete an Additional Services
Request Form* available at www.aifunds.com
or call us at 1-888-266-8787 to have one mailed
to your address of record.

WEB SITE

www.aifunds.com

REGULAR MAIL

American Independence Funds
Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED, OR
CERTIFIED

American Independence Funds c/o
Boston Financial Data Services 30
Dan Road
Canton, MA 02021

*NOTE:

A signature guarantee is required
in order to add bank account
instructions to your account.

32 How to Buy Fund Shares

How to Sell or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES

Be sure to obtain and read a current prospectus for	Some sell orders, including those for more than
the fund you are exchanging into. For additional	$100,000, must be placed in writing with a
information please contact us at 1-888-266-8787	signature guarantee (see page 40). There is a
$25 minimum on exchanges of fund shares.

By fax

> Send a fax to 1-877-513-1129 that includes your	>	Write a letter that includes your account number, the
account number, the fund and share class you are		fund and share class, and the dollar value or
exchanging out of, the dollar value or number of		number of shares to be sold
shares to be exchanged, and the name and share	>	Have the letter signed by all account owners,
class of the fund you are exchanging into.
with the name(s) and address exactly as they are
> Have the fax signed by all account owners, with		on the account
the name(s) and address exactly as they are on
the account.	>	Fax number for Exchanging/Selling/ Update to
the Funds is 1-877-513-1129

By mail or express delivery

> Write a letter that includes your account number,	>	Write a letter that includes your account number, the
the fund and share class you are exchanging out		fund and share class, and the dollar value or
of, the dollar value or number of shares to be		number of shares to be sold
exchanged, and the name and share class of the
fund you are exchanging into	>	Have the letter signed by all account owners,
with the name(s) and address exactly as they are
> Have the letter signed by all account owners,		on the account
with the name(s) and address exactly as they are
on the account	>	Mail the letter to the appropriate address

> Mail the letter to the appropriate address

REGULAR MAIL

American Independence Funds
PO Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED, OR
CERTIFIED

American Independence Funds c/o
Boston Financial Data Services 30
Dan Road
Canton, MA 02021

NOTE:

A signature guarantee is required
in order to add bank account
instructions to your account.

34 How to Sell or Exchange Shares

EXCHANGING INTO ANOTHER FUND By	SELLING SHARES
By phone, wire, or ACH

> Call 1-888-266-8787 to request an	>	To use this service, call 1-888-266-8787 to
exchange		verify that the service is in place, then using the
voice prompts you may place your sell order

	>	Prior to placing a sell order by phone via wire or
ACH transfer, you must first have your bank account
instructions established on your account. If you did
not select this option when establishing your
account, verify that your bank is a member of
the Automated Clearing House system. You may
then download and complete an Additional
Services Request Form* available at
www.aifunds.com or call us
at 1-888-266-8787 to have one mailed to your
address of record

	>	Telephone redemption to your address of
record is available unless you declined it on
your application

	>	Minimum sell order for wire is $1,000, for ACH
transfer $100

Systematic withdrawal plan

> You can enroll in the systematic withdrawal plan by	>	If you did not select this option when
completing the appropriate section on the		establishing your account, verify that your bank
application. You must have a minimum balance of		is a member of the Automated Clearing House
$10,000 to set up your systematic withdrawal plan.		system. You may then download and complete
Withdrawals can be for as little as		an Additional Services Request Form* available
$100 each.		at www.aifunds.com or call us at 1-888-266-
8787 to have one mailed to your address of
record

REGULAR MAIL

American Independence Funds
PO Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED OR
CERTIFIED

American Independence Funds c/o
Boston Financial Data Services 30
Dan Road
Canton, MA 02021

*NOTE:

A signature guarantee is required
in order to add bank account
instructions to your account.

How to Sell or Exchange Shares 35

Shareholder Services and Policies

As an American Independence Funds’ shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

OUR ‘‘ONE COPY PER HOUSEHOLD’’ POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor or call 1-888-266-8787.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place call 1-888-266-8787 and request an Additional Service Request Form and one will be mailed to your address of record.

Tax-advantaged investment plans A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdell Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege As an American Independence Funds investor, you can exchange all of your shares of one American Independence Fund for all the same class of shares in any other American Independence Fund including the NestEgg Dow Jones Target Date Funds.

36 Shareholder Services and Policies

Automatic Investment Plan

Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bi-monthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principle in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low. Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Shareholder Services and Policies 37

POLICIES ABOUT TRANSACTIONS

Business hours The Funds are open for business each day the New York Stock Exchange (NYSE) is open.

The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed You can place an order to buy or sell shares at any time. A purchase or redemption request received by American Independence Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in ‘‘good order’’ will be processed at that day’s NAV plus any applicable sales charge or redemption fee.

Because any order you place through a financial advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Paying for shares you buy Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us).

Wire transaction policies Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on page 33.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Our Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

38 Shareholder Services and Policies

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

> when you want to sell more than $100,000 worth of shares

> when you want to send the proceeds to a third party

> when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell

Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days. There are two main circumstances under which payment to you could be delayed more than seven days:

> when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

> when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the Funds calculate share prices

The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and fund involved. We calculate a NAV for each Fund and share class every day the Funds are open for business. With each Fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of ‘‘market timing.’’ We may also reject or limit purchase orders, for these or other reasons.

Shareholder Services and Policies 39

Risks Associated with Excessive or Short-Term Trading To the extent that the Funds or their agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of a line of credit would correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it will request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Transfer Agent will restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds will permanently ban a shareholder from opening new accounts or adding to existing accounts in the Funds. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker or retirement plan administrator, maintains the record of the Fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading.

To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

40 Shareholder Services and Policies

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the funds value their holdings

We typically value securities using market quotations or information furnished by a pricing service.

However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that occurs after the close of the security’s major trading exchange. In such a case, a Fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Other Investment Companies The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment Trust’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act.

Share certificates We do not issue share certificates.

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

> reject your account application if you fail to give us a correct Social Security or other tax ID number

> withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding
> close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account

> pay you for shares you sell by ‘‘redeeming in kind,’’ that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

> change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

> suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares > withdraw or suspend the offering of shares at any time > reject any order we believe may be fraudulent or unauthorized > reject or limit purchases of shares for any reason > reject a telephone redemption if we believe it is advisable to do so

Shareholder Services and Policies 41

Financial Highlights

The financial highlights table helps you understand the Funds’ financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the American Independence Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions). As a result of the reorganization, each Fund will carryforward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. Each share class will have different performance and different annual operating expenses.

The information below for the years ended October 31, 2006 and October 31, 2007 has been audited by Grant Thornton LLP, the Funds’ independent registered public accounting firm, whose report is included in the funds’ annual report of American Independence Funds along with the funds’ financial statements. The annual report is available upon request.

American Independence Funds

Financial Highlights - Institutional Class
Selected data for a share outstanding throughout the period indicated.

				Per Share Data
		Investment Operations			Distributions From
												Ratio of net
			Net						Total			investment
	Net Asset	Net	realized and	Increase					Return	Net Assets	Ratio of	income	Ratio of
	Value	investment	unrealized	(Decrease)	Net	Net		Net Asset	(excludes	at end of	expenses to	(loss) to	expenses to	Portfolio
	Beginning	income	gains	from	investment	realized	Total	Value, End	sales	period	average net	average net	average net	turnover
	of Period	(loss)	(losses)	operations	income	gains	Distributions	of Period	charge)*	(000's)	assets**	assets**	assets(a)**	rate(b)*

Stock Fund
10/31/2008	$ 17.29	$ 0.30	$ (3.47)	$ (3.17)	$ (0.32)	$ (2.79)	$ (3.11)	$ 11.01	(22.26%)	$ 80,102	0.89%	2.13%	1.37%	283.50%
10/31/2007	$ 16.07	$ 0.31	$ 2.31	$ 2.62	$ (0.28)	$ (1.12)	$ (1.40)	$ 17.29	17.31%	$ 112,735	0.89%	1.75%	1.41%	219.31%
10/31/2006	$ 14.39	$ 0.27	$ 1.63	$ 1.90	$ (0.22)	$ -	$ (0.22)	$ 16.07	13.34%	$ 107,299	1.02%	1.79%	1.52%	49.31%
10/31/2005	$ 12.77	$ 0.21	$ 1.58	$ 1.79	$ (0.17)	$ -	$ (0.17)	$ 14.39	14.06%	$ 93,294	1.29%	1.42%	1.88%	28.27%
10/31/2004	$ 10.91	$ 0.18	$ 1.88	$ 2.06	$ (0.20)	$ -	$ (0.20)	$ 12.77	19.07%	$ 84,425	1.29%	1.42%	1.87%	16.29%

Financial Services Fund
For the year ended
10/31/2008	$ 9.68	$ 0.25	$ (1.54)	$ (1.29)	$ (0.05)	$ -	$ (0.05)	$ 8.34	(13.38%)	$ 798	1.25%	1.81%	8.86%	593.53%
For the period 3/1/2007 (c)
Through 10/31/2007	$ 10.00	$ 0.03	$ (0.35)	$ (0.32)	$ -	$ -	$ -	$ 9.68	(3.20%)	$ 1,482	1.25%	0.40%	4.09%	555.54%

International Equity Fund
For the year ended
10/31/2008	$ 16.80	$ 0.24	$ (6.94)	$ (6.70)	$ (0.24)	$ (0.94)	$ (1.18)	$ 8.92	(42.55%)	$ 73,764	0.99%	1.82%	1.12%	46.76%
10/31/2007	$ 16.51	$ 0.29	$ 3.55	$ 3.84	$ (0.17)	$ (3.38)	$ (3.55)	$ 16.80	27.34%	$ 138,238	0.99%	1.75%	1.24%	35.24%
10/31/2006	$ 14.29	$ 0.26	$ 3.15	$ 3.41	$ (0.27)	$ (0.92)	$ (1.19)	$ 16.51	25.21%	$ 115,048	1.07%	1.72%	1.34%	110.04%
10/31/2005	$ 12.72	$ 0.22	$ 1.60	$ 1.82	$ (0.25)	$ -	$ (0.25)	$ 14.29	14.41%	$ 95,519	1.26%	1.61%	1.62%	37.00%
10/31/2004	$ 10.60	$ 0.13	$ 2.16	$ 2.29	$ (0.17)	$ -	$ (0.17)	$ 12.72	21.81%	$ 81,751	1.28%	1.16%	1.67%	36.00%

Short-Term Bond Fund
For the year ended
10/31/2008	$ 10.07	$ 0.38	$ (0.21)	$ 0.17	$ (0.37)	$ -	$ (0.37)	$ 9.87	1.66%	$ 169,256	0.45%	3.53%	0.73%	44.92%
10/31/2007	$ 9.97	$ 0.43	$ 0.10	$ 0.53	$ (0.43)	$ -	$ (0.43)	$ 10.07	5.48%	$ 62,514	0.45%	4.32%	0.94%	66.52%
10/31/2006	$ 9.97	$ 0.39	$ 0.01	$ 0.40	$ (0.40)	$ -	^ $(0.40)	$ 9.97	4.13%	$ 56,247	0.52%	3.94%	1.00%	32.38%
10/31/2005	$ 10.09	$ 0.26	$ (0.08)	$ 0.18	$ (0.29)	$ (0.01)	$ (0.30)	$ 9.97	1.76%	$ 56,862	0.65%	2.70%	1.34%	63.43%
10/31/2004	$ 10.17	$ 0.17	$ (0.05)	$ 0.12	$ (0.18)	$ (0.02)	$ (0.20)	$ 10.09	1.23%	$ 58,125	0.65%	1.69%	1.33%	68.14%

Intermediate Bond Fund
For the year ended
10/31/2008	$ 10.22	$ 0.43	$ (0.24)	$ 0.19	$ (0.45)	$ -	$ (0.45)	$ 9.96	1.81%	$ 29,970	0.56%	4.18%	1.02%	288.64%
10/31/2007	$ 10.13	$ 0.44	$ 0.09	$ 0.53	$ (0.44)	$ -	$ (0.44)	$ 10.22	5.38%	$ 35,285	0.56%	4.29%	1.07%	17.76%
10/31/2006	$ 10.17	$ 0.43	$ (0.04)	$ 0.39	$ (0.43)	$ -	^ $(0.43)	$ 10.13	3.99%	$ 48,211	0.63%	4.28%	0.99%	20.93%
10/31/2005	$ 10.59	$ 0.39	$ (0.35)	$ 0.04	$ (0.41)	$ (0.05)	$ (0.46)	$ 10.17	0.36%	$ 50,009	0.76%	3.81%	1.35%	61.83%
10/31/2004	$ 10.69	$ 0.39	$ 0.02	$ 0.41	$ (0.40)	$ (0.11)	$ (0.51)	$ 10.59	3.91%	$ 49,742	0.76%	3.66%	1.34%	85.91%

Kansas Tax-Exempt Bond Fund
For the year ended
10/31/2008	$ 10.58	$ 0.41	$ (0.37)	$ 0.04	$ (0.41)	$ -	$ (0.41)	$ 10.21	0.38%	$ 204,236	0.40%	3.94%	0.62%	6.72%
10/31/2007	$ 10.70	$ 0.44	$ (0.12)	$ 0.32	$ (0.44)	$ -	$ (0.44)	$ 10.58	3.07%	$ 179,703	0.40%	4.14%	0.69%	8.90%
10/31/2006	$ 10.67	$ 0.44	$ 0.03	$ 0.47	$ (0.44)	$ -	$ (0.44)	$ 10.70	4.47%	$ 158,225	0.47%	4.10%	0.75%	37.10%
10/31/2005	$ 10.93	$ 0.41	$ (0.26)	$ 0.15	$ (0.41)	$ -	$ (0.41)	$ 10.67	1.26%	$ 150,963	0.60%	3.83%	0.96%	22.23%
10/31/2004	$ 10.98	$ 0.41	$ (0.04)	$ 0.37	$ (0.42)	$ -	$ (0.42)	$ 10.93	3.56%	$ 147,471	0.60%	3.80%	0.93%	14.26%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Less than $0.005 per share.

SERVICE PROVIDERS

Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator: American
Independence Financial Services, LLC 335 Madison
Avenue, Mezzanine
New York, NY 10017

Custodian: INTRUST Bank NA
105 North Main Street
Wichita, Kansas 67202

Transfer Agent: Boston Financial Data Services
30 Dan Road
Canton, MA 02021

Distributor: Foreside Distribution Services, L.P.
Ground Floor
Two Portland Square
Portland, ME 04101

Service Providers 49

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

  Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
  Account History, including information about the transactions and balances in a customer’s accounts; and
  Correspondence, written, telephonic or electronic between a customer and American Independence Funds or service providers to the American Independence Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the American Independence Funds under one or more of these circumstances:

  As Authorized — if you request or authorize the disclosure of the information.
  As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
  Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the American Independence Funds:

  to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American Independence Funds; and
  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the American Independence Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

(1)	For purposes of this notice, the terms ‘‘customer’’ or ‘‘customers’’ includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

50  Notice of Privacy Policy & Practices

For more information

For more information about the Funds, the following documents are available free upon request: Annual/Semiannual Reports: The Funds’ annual and semi-annual reports to shareholders, when available, contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

American Independence Funds Trust
335 Madison Avenue, Mezzanine
New York, NY 10017
Telephone: 1-866-410-2006

You can review and copy the Fund’s reports and SAIs at the Public Reference Room of the Securities and Exchange Commission (the ‘‘Commission’’). You can get text-only copies:

  For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, (for information on the operation of the Public Reference Room call the Commission at 1-202-942-8090), or by electronic request to the following e-mail address: publicinfo@sec.gov.
  Free from the Commission’s Website at www.sec.gov.

AIF I 3108

Investment Company Act file no. 811-21757

March 1, 2009 Class A Shares
                      Class C Shares

The American Independence Funds	Prospectus

U.S. Inflation-Indexed Fund
International Bond Fund

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

Descriptions of each fund's goal, strategy, and main risks, along with information on costs, and the individuals who manage the funds.

About the Funds	American Independence Funds
		1
	U.S. Inflation-Indexed Fund	5
	International Bond Fund	9
		13
	Principal Investment Risks	17
	The Investment Adviser	19

How to Invest	A Choice of Share Classes	23
	How To Buy Fund Shares	29
	How To Sell and Exchange Fund Shares	31
	Shareholder Services and Policies	33
	Information, instructions, and policies to know
	about your fund account and transactions	35
	Distributions and Taxes	39
	Financial Highlights	41
	Notice of Privacy Policy	46

TICKER SYMBOL | CLASS A – FNIHX
                               CLASS C – FCIHX
CUSIP NUMBER | CLASS A – 30242R642
                             CLASS C – 026762575

AMERICAN INDEPENDENCE FUNDS

U.S. Inflation-Indexed Fund

The Fund’s goal is to provide investors with a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate, and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays U.S. Treasury Inflation Note Index before deducting for Fund expenses. (The Barclays U.S. Treasury Inflation Note Index is comprised of bonds that have cash flows linked to an inflation index. These securities protect against adverse inflation and provide a minimum level of real return. Each bond in the Index will be adjusted monthly for changes in the Consumer Price Index ("CPI") (non-seasonally adjusted). All bonds included in the Index are issued by the U.S. Treasury. In addition, the bonds must have more than one year to maturity. The index is not available for investment and, unlike the Fund, does not incur expenses.)

Main types of securities the Fund may hold

> Derivative Instruments

> Inflation-Indexed Securities

Major policies/limits

> Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. The Fund’s U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Barclays U.S. Treasury Inflation Note Index by more than 2 years. As of February 28, 2009 the average weighted duration of the Barclays U.S. Treasury Inflation Notes Index was 5.72 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

> Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

> The Fund will invest in derivatives as a substitute for direct investment in inflation-indexed securities. In addition, up to 20% of the Fund’s net assets (including borrowings for investment purposes) may be invested in foreign inflation-indexed securities (sovereign issues only) whose returns may be hedged into U.S. dollars, U.S. government and agency securities that are not indexed to inflation, and corporate bonds denominated in U.S. dollars or foreign currencies.

> For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities (including those not indexed for inflation), cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.

> The Fund is "non- diversified" under the 1940 Act, meaning that it may invest in securities of a limited number of issuers.

U.S. Inflation-Indexed Fund | 5

> The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of (1):

		S&P	Moody’s
S&P:	Moody's:	(Short-Term):	(Short-Term):	Fitch:
BBB-	Baa3	A-2	P-2	BBB-

The Fund will seek to maintain an average Fund Quality rating of AA- (Aa3).

(1) To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ (“split ratings’), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

This principal risk factors of the Fund are:

Credit risk
Currency risk
Derivatives risk
Duration risk
Interest rate risk
Liquidity risk
Non-diversification risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Investor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge and expenses.

FUND PERFORMANCE

The bar chart listed below shows how the U.S. Inflation-Indexed Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Barclays U.S. Treasury Inflation Note Index (formerly the Barclays U.S. Treasury Inflation Note Index). This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since January 2, 2001, but until April 18, 2008, the Fund was organized as the U.S. Inflation-Indexed Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future. Class A shares were previously called Investor Class Shares.

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.

During the six-year period shown in the U.S. Inflation-Indexed Fund's bar chart, the highest quarterly return was 7.82% (quarter ending 9/30/02) and the lowest quarterly return was -4.38% (quarter ending 9/30/08).

(1)These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

6 | U.S. Inflation-Indexed Fund

AVERAGE ANNUAL TOTAL RETURNS
		For the Periods
		Ending December
		31, 2008

	Past	Past	Since
U.S. Inflation-Indexed Fund(1)*	1 Year	5 Years	Inception**
Class A (2)
Return Before Taxes	-4.88%	3.91%	6.08%
Return After Taxes on Distributions	-5.53%	2.03%	3.91%
Return After Taxes on Distributions and Sale of Fund Shares	-4.75%	2.25%	3.96%
Barclays U.S. Treasury Inflation Note Index***	-2.35%	4.07%	6.46%

(1)	For current information, including the Fund’s 30 day yield, call 1-888-266-8787.
(2)	These figures reflect deduction of sales charge.
(3)	Class C Shares are not yet operational.
*	After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
**	The inception date for the U.S. Inflation-Indexed Fund was January 2, 2001.
***	The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

U.S. Inflation-Indexed Fund | 7

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your account)	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on
Purchases (as a percentage of offering price)	4.25%	None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None (1)	1.00% (2)
Redemption Fee	None	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%	0.40%
Distribution (12b-1) and Service Fees (5)	0.25%	1.00%
Other Expenses (3)	2.38%	2.38%
Total Annual Fund operating Expenses Before Reductions	3.03%	3.78%
Expense Reductions (4)	-2.46%	-2.46%
Total Annual Fund Operating Expenses After Reductions	0.57%	1.32%

(1)	Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2)	Class C shares will be assessed a 1% CDSC if redeemed within one year of date of purchase.
(3)	Other Expenses are based on estimated amounts for the current fiscal year restated.
(4)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2009 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 0.57% and 1.32% for the Class A Shares and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(5)	The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for both share classes which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is not assessing a shareholder services fee. Should the Fund wish to impose this fee, the implementation must be approved by the Board and shareholders must be provided with 60 days’ prior notice.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fees and expense reductions as outlined in footnote (4) above.

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$6301	$1,238	$1,871	$3,564
Class C Shares
- No Redemption	$134	$928	$1,741	$3,861
- With Redemption	$234	$928	$1,741	$3,861

8 | U.S. Inflation-Indexed Fund

TICKER SYMBOL | CLASS A – FNIFX
                               CLASS C – FIBFX
CUSIP NUMBER | CLASS A – 30242R659
          CLASS C –

AMERICAN INDEPENDENCE FUNDS

International Bond Fund

The Fund’s goal is to provide investors with as high a level of total return as may be consistent with the preservation of capital by principally investing directly or indirectly in fixed income securities and other financial instruments to gain exposure to issuers located outside the United States.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays Global Aggregate Index (ex-USD) before deducting Fund expenses. (The Barclays Global Aggregate Index (ex-USD) provides a broad-based measure of the international investment grade bond market. The Barclays Global Aggregate Index (ex-USD) combines non- U.S. dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The index is not available for investment and, unlike the Fund, does not incur expenses).

Main types of securities the Fund may hold

  Asset-Backed Securities
  Bank Obligations
  Corporate Debt Instruments
  Derivative Instruments
  Government Debt Instruments
  Interest Rate Futures
  Mortgage-Backed Securities

Major policies/limits

  Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. As of March 31, 2008 the average weighted duration of the Barclays Global Aggregate Index (ex-USD) was 5.68 years. The Fund’s weighted average duration generally will not differ from the weighted average duration of the Barclays Global Aggregate Index (ex-USD) by more than 2 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Under normal market conditions, the Fund invests primarily in the fixed income securities of companies located outside the U.S., including emerging markets. The Fund will invest, under normal circumstances, at least 80% of its net assets in “foreign issues” as defined below. Under normal circumstances, the Fund will not exceed 20% of net assets in developing countries or emerging market securities.

For the purpose of the Fund’s investments, “foreign issues” means those securities issued by companies:

  whose principal securities trading markets are outside the U.S.; or
  that are linked to non-U.S. dollar currencies; or
  that are organized under the laws of, or with the principal office in, a country other than the U.S.
  The Fund will maintain investments in debt securities and their related instruments of issuers from at least three different countries other than the United States. At least 65% of the Fund's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S.
  The Fund will invest in derivatives, such as options, futures, forward contracts and swap agreements, for hedging and non- hedging purposes, such as to manage the effective duration of the Fund or as a substitute for direct investment, including to increase exposure to the global markets.
  For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.
  The Fund is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Fund will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

International Bond Fund | 9

> The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of (1):

		S&P	Moody’s
S&P:	Moody's:	(Short-Term):	(Short-Term):	Fitch:
BB+	Ba1	A-2	P-2	BB+

The Fund will seek to maintain an average Fund Quality rating of A- (A3).

(1) To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ (“split ratings’), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

This principal risk factors of the Fund are:

Banking industry risk
Concentration risk
Credit risk
Currency risk
Derivatives risk
Duration risk
Foreign risk
Interest rate risk
Liquidity risk
Non-diversification risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW International Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Investor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses

FUND PERFORMANCE

The bar chart listed below shows how the International Bond Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Barclays Global Aggregate Index (ex-USD) (formerly the Barclays Global Aggregate Index ex USD). This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since May 9, 1996, but until April 18, 2008, the Fund was organized as the International Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future. Class A shares were previously called Investor Shares. Class A Shares have not yet commenced operation. Performance in the chart and table below reflect performance of the Institutional Class and its Predecessor. Performance has been adjusted for differences in expenses and sales charges.

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.

During the ten-year period shown in the International Bond Fund's bar chart, the highest quarterly return was 13.80% (quarter ending 6/30/02) and the lowest quarterly return was -6.36% (quarter ending

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

10 | International Bond Fund

	For the Periods Ending December 31, 2008
International Bond Fund (1) *		1 Year	5 Years	10 Years
Class A (2)
Return Before Taxes		-3.78%	2.49%	3.67%
Return After Taxes on Distributions		-5.17%	0.57%	1.48%
Return After Taxes on Distributions and Sale of Fund Shares		-4.26%	0.96%	1.77%
Barclays Global Aggregate Index (ex-USD) **		4.39%	5.21%	4.73%

(1)	For current information, including the Fund’s 30 day yield, call 1-888-266-8787.
(2)	These figures reflect deduction of sales charge.
(3)	Class C Shares are not yet operational.
*	After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
**	The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

International Bond Fund | 11

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your account)	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on Purchases (as a
percentage of offering price)	4.25%	None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None (1)	1.00% (2)
Redemption Fee	None	None

ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%	0.40%
Distribution (12b-1) and Service Fees (5)	0.25%	1.00%
Other Expenses (3)	0.76%	0.76%
Total Annual Fund operating Expenses Before Reductions	1.41%	2.16%
Expense Reductions (4)	(0.27%)	(0.27%)
Total Annual Fund Operating Expenses After Reductions	1.14%	1.89%

(1)	Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2)	Class C shares will be assessed a 1% CDSC if redeemed within one year of date of purchase.
(3)	Other Expenses are based on estimated amounts for the current fiscal year restated.
(4)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2010 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 1.14% and 1.89% for the Class A Shares and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(5)	The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for both share classes which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is not assessing a shareholder services fee. Should the Fund wish to impose this fee, the implementation must be approved by the Board and shareholders must be provided with 60 days’ prior notice.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fees and expense reductions as outlined in footnote (4) above.

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$536	$827	$1,139	$2,022
Class C Shares

- No Redemption	$192	$650	$1,135	$2,472
- With Redemption	$295	$650	$1,135	$2,472

12 | International Bond Fund

Principal Investment Risks

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

All of the Funds are affected by changes in the U.S. or foreign economies, or in individual securities.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that a Fund's investment objective will be achieved.

American Independence Financial Services, LLC (“AIFS” or the “Investment Adviser”) may change the index against which a Fund’s performance is measured at any time, subject to review by the Fund’s Board of Trustees.

The Funds may invest in securities issued by the U.S. government, its agencies or sponsored enterprises.

Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law. Investments in the Ultra Short Bond Fund are neither guaranteed nor insured by the United States government.

The high portfolio turnover of each Fund may result in greater transaction costs, and may increase the amount of taxes payable by a shareholder. The risks associated with each Fund depend on its investment strategy and the types of securities it holds. The principal risks affecting each Fund are indicated as follows:

		U.S. Inflation-
Risks:	International Bond	Indexed
Banking industry risk	5
Concentration risk	5
Credit risk	5	5
Currency risk	5	5
Derivatives risk	5	5
Duration risk	5	5
Foreign risk	5
Interest rate risk	5	5
Liquidity risk	5	5
Non-diversification risk	5	5
Prepayment risk	5	5

Principal Investment Risks | 17

Banking industry risk: Investing in bank obligations exposes a Fund to risks associated with the banking industry, such as interest rate and credit risks.

Concentration risk: A Fund that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Fund than they would if the Fund invested in a diversified number of unrelated industries.

Credit risk: Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Currency risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross -hedges are used, the net exposure of a Fund to any one currency may be different from that of its total assets denominated in such currency.

Derivatives risk: Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Duration risk: Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average Fund duration will be more sensitive to changes in interest rates than a fund with a shorter average Fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Foreign risk: Investing in foreign securities exposes a Fund to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Fund losses and higher volatility.

Interest rate risk: Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Liquidity risk: Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non-diversification risk: A non-diversified Fund may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Fund. This vulnerability to factors affecting a single investment can result in greater Fund losses and volatility.

Prepayment risk: A Fund that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

18 | Principal Investment Risks

Additional Risks of the American Independence Funds

Management risk The Funds’ performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Repurchase Agreement risk Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the Agreement. This could cause the value of your investment in a fund to decline.

Securities lending risk To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

Each Fund's investment objective is fundamental which means it may not be changed without shareholder approval. With respect to the 80% investment policy of each Fund, such Fund's limitation is non -fundamental; however, shareholders will receive 60 days advance notice of any change to the limitation. Additional descriptions of the Funds' risks, strategies and investments, as well as other strategies and investments not described below, may be found in the Funds' Statement of Additional Information ("SAI"). The SAI also contains descriptions of each of the securities which the Fund may purchase.

The Investment Adviser

The investment adviser for the Funds is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, the Adviser is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, the Adviser receives a management fee for the U.S. Inflation-Indexed Fund and the International Bond Fund will 0.40%.

AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Fund’s total operating expenses at not more than the following percentages of average annual net assets of the following classes for a period of five years:

	Class A	Class C
	Shares	Shares

U.S. Inflation Indexed Fund	0.82%	1.32%
International Bond Fund	1.39%	1.89%

Additional Risks of the American Independence Funds | 19

Investment Adviser

Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds.

AIFS has oversight responsibility for the day -to-day management of the Funds. The Funds are co-managed by Mr. Robert A. Campbell and Mr. Eric M. Rubin.

AIFS has overall supervisory responsibilities for the general management and investment of each of the New Series’ securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

(a)	setting the New Series’ investment objective;
(b)	evaluating, selecting and recommending Sub-Advisers to manage the New Series’ assets;
(c)	monitoring and evaluating the performance of the Sub-Advisers, including their compliance with the investment objectives, policies and restrictions of the New Series; and
(d)	implementing procedures to ensure that the Sub-Advisers comply with the New Series’ investment objectives, policies and restrictions

Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. Mr. Campbell is also President of American Independence Financial Counselors, LLC, a wholly owned subsidiary of AIFS. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund.

Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President, DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Mr. Campbell and Mr. Rubin are also responsible for the day to day oversight of the sub-advisory relationships pertaining to the Stock Fund, International Equity Fund, Financial Services Fund.

For additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the funds he manages, please consult the SAI.

20 | Portfolio Managers

Sub-Advisers

FISCHER FRANCIS TREES & WATTS, INC. (“FFTW (NY)”), a New York corporation and three of its affiliates, FISCHER FRANCIS TREES & WATTS (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, FISCHER FRANCIS TREES & WATTS, PTE LTD (“FFTW (Singapore)”), a Singapore corporation, and FISCHER FRANCIS TREES & WATTS, LTD KABUSHIKI KAISHA (“FFTW (Japan)”), a Japanese corporation (collectively referred to as the “Sub-Adviser") serve as the Sub-Adviser to the Funds. The Sub-Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets. Organized in 1972, the Sub-Adviser is registered with the Commission and is a New York corporation that, with its affiliated companies, managed approximately $31.4 billion in assets, as of December 31, 2007, for numerous fixed-income portfolios.

The Sub-Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Sub-Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Sub-Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation (“CAC”), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Sub -Adviser, also serves as Sub-Adviser to the

International Bond and Global Inflation-Indexed Hedged Funds. Organized in 1989, this Sub-Adviser is a U.S.-registered investment adviser and managed approximately $16.7 billion in multi-currency fixed-income portfolios for institutional clients as of December 31, 2007. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. Additionally, in 2007 the Sub -Adviser opened a branch office at 5 Avenue Kleber in Paris, France to expand its investment capabilities. The Sub- Adviser is directly and indirectly wholly-owned by CAC, a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

Sub-Advisers | 21

Portfolio Managers

FFTW’s investment philosophy is based on a belief that inefficiencies in and between global bond markets exist and can be exploited through an active portfolio management style executed by specialist portfolio managers. On a weekly basis an Investment Strategy Group (the “ISG”) meeting is held at which market views and themes are shared and debated across all investment teams. The output of the ISG is a combination of ideas, views, themes and strategies that are used to frame the investment strategies in product areas.

Each product team is composed of portfolio managers and market specialists who are responsible for trading and execution. While implementation of decisions is carried out by market specialists, overall responsibility remains with the portfolio manager. Investment decisions regarding the purchase or sale of specific securities are exclusively the responsibility of a market specialist with expertise in particular sector. These individuals are responsible for exposure management, specific security selection, timing of trades in the market, and trade execution. Market specialists decide when to add or subtract an investment exposure within their specialist areas and when to execute buy/sell recommendations for individual securities, always in keeping with the strategy as outlined for the specific portfolios by the portfolio manager. Investment strategy for the firm, products and Funds is reevaluated weekly.

Biographical information for portfolio managers of the Funds is set forth below. Additional information about each portfolio manager, including how each is compensated, other accounts each manages and each portfolio manager’s ownership of Fund securities is located in the SAI.

International Bond Fund

David J. Marmon, Managing Director, joined FFTW in 1990. Mr. Marmon heads the Governments and MultiSector Team in New York, which includes global aggregate, global sovereign, international and core portfolios. Prior to his current role, he was responsible for managing FFTW’s Credit Team.

Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America) and a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. Mr. Marmon earned an MA in economics from Duke University (1982), where he also pursued doctoral studies. He graduated summa cum laude with a BA in economics from Alma College (1980).

U.S. Inflation-Indexed Fund

Cedric Scholtes, Portfolio Manager, joined FFTW in June 2006 and is a portfolio manager in the Governments and MultiSector Team. He manages US and global inflation-linked portfolios and works with members of the Structured Securities and Short Duration Team on global short duration sovereign mandates. Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division.

His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a masters degree in finance and economics from Warwick Business School, a masters in economics from the London School of Economics, and an MA/BA in economics from the University of Cambridge.

22 | Portfolio Managers

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The Funds also offer an Institutional Class of shares which are available in a separate prospectus. The following classes of shares are available through this Prospectus:

Class A Shares — with a front-end sales charge, volume reductions and lower ongoing expenses than Class C shares. For purchases of $1,000,000 or more a CDSC of 1.00% will be assessed if redeemed within one year of purchase and .50% CDSC will be assessed if redeemed after first year and within the second year (with the exception of the Ultra Short Bond Fund which will have a 0.50% CDSC if redeemed within the first year).

Class C Shares — no front-end sales charge, a 1.00% CDSC on redemptions made within one year of purchase and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares.

Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus beginning on page 25. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price (“ POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the Broker-Dealer the full front-end sales charge.

U.S. INFLATION-INDEXED FUND and INTERNATIONAL BOND FUND

	Front-End	Front-End Sales
	Sales Charge	Charge as % of	Broker-Dealer
	as % of Public	Net Amount	Amount of Sale
AMOUNT OF PURCHASE	Offering Price	Invested	Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over [1]	0.00%	0.00%	1.00%

(1)	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or .50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class C Shares Sales Charges
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A shares after six years.

Reductions and Waivers of Sales Charges
Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions
If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

> You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

> You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

> By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

> Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

> You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

> a family unit, including children under the age of twenty-one or single trust estate;

> a trustee or fiduciary purchasing for a single fiduciary relationship; or

> the members of a “qualified group,” which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $100,000 in an American Independence Fund in installments over the next year, by signing a letter of intent you would pay only 3.00% sales load on the entire purchase. Otherwise, you might pay 4.25% on the first $49,999, then 3.75% on the next $50,000!

CDSC Waivers

The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal

A Choice of Share Classes | 25

Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

  Current and retired employees, directors/trustees and officers of:
  American Independence Financial Services, LLC and its affiliates; and
  family members of any of the above.
  Current employees of:
  The National Basketball Players Association;*
  broker-dealers who act as selling agents; and
  immediate family members (spouse, sibling, parent or child) of any of the above.

* The National Basketball Players Association negotiates on behalf of all members with certain financial service providers. The Adviser is included as part of the National Basketball Players Association’s financial education program.

Contact your selling agent for further information.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service (12b-1) Fees

Each of the American Independence Funds has adopted a plan that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares. Each fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for services, as defined by FINRA of Class A assets and up to .75% of Class C assets. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment. At the present time, the Funds are not assessing the shareholder servicing fee. Should the Fund wish to impose this fee, the Board must approve its implementation and provide shareholders with 60 days prior notice.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above. In addition, AIFS, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (“Distribution Related Payments”). This compensation from AIFS is not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because it is not paid by the Funds. AIFS compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

26 | Distribution and Service (12b-1) Fees

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS' goals include making the investment representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and “due diligence” or training meetings and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.

Payments may also be made by the Funds or AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (“Service Related Payments). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by AIFS and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution and Service (12b-1) Fees | 27

How to Invest |

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder. You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Purchasing and Adding to Your Shares

You may purchase shares of the Funds through Foreside Distribution Services, LP (the “Distributor”) or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Consult your investment representative or institution for specific information.

A separate application is required for Individual Retirement Account investments.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks, money orders, bank starter checks nor credit card convenience checks are accepted.

See "Anti-Money Laundering Program" at the end of this section and the "Market Timing Policies" section.

Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern time, will become effective that day.

28 | How to Invest

How To Buy Fund Shares

Use the instructions on these pages if you are investing directly with American Independence Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
Class A and Class C Shares’ investors can	Class A and Class C Shares’ investors can add		WEB SITE
open an account for as little as $2,000 ($250	as little as $25 at a time to an account. We
for a retirement IRA). We reserve the right to	reserve the right to waive these minimums in		www.aifunds.com
waive these minimums in certain instances.	certain instances.
Be sure to read the Fund’s prospectus
before you invest.

By mail or express delivery
> Complete and sign an application (if you			REGULAR MAIL
need an application, you may download it	>	Make out an investment check to
from the web site or call 1-888-266-8787)		“American Independence Funds”	American Independence Funds
P.O. Box 8045
> Send the application to us at the	>	Return a deposit stub or write a letter that	Boston, MA 02266-8045
appropriate address, along with an		includes your name, account number, the
investment check made out to “American		amount of your investment, and the fund
Independence Funds”		name and share class

	>	Sign the letter, enclose the check, and
mail it to the appropriate address

By wire
> Call 1-888-266-8787 for instructions	>	Call 1-888-266-8787 for instructions before
before wiring any money		wiring any money	EXPRESS, REGISTERED, OR
CERTIFIED

American Independence Funds c/o
Boston Financial Data Services 30 Dan
By phone			Road
> Initial investments cannot be made by			Canton, MA 02021
phone. Please complete and mail an	>	To use this service, call 1-888-266-8787 to
application to the appropriate address.		verify that the service is in place, then	*NOTE:
using the voice prompts you may place
		your purchase order	A signature guarantee is required
in order to add bank account
	>	Prior to placing a purchase order by phone	instructions to your account.
via ACH transfer, you must first have your
bank account instructions established on
your account. If you did not select this
option when establishing your account,
verify that your bank is a member of the
Automated Clearing House system. You
may then download and complete an
Additional Services Request Form*
available at www.aifunds.com or call us
at 1- 888-266-8787 to have one mailed
to your address of record

How To Buy Fund Shares | 29

FIRST INVESTMENT Automatic investment plan > You can enroll in the automatic investment plan by completing the appropriate section on the application.

ADDITIONAL INVESTMENTS

> To make changes to your automatic investment plan you may do so online at www.aifunds.com. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system.

You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1- 888-266-8787 to have one mailed to your address of record.

30 | How To Buy Fund Shares

How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
Be sure to obtain and read a current
prospectus for the fund you are exchanging	Some sell orders, including those for more
into. For additional information please	than $100,000, must be placed in writing
contact us at 1-888-266-8787	with a signature guarantee (see page 36).
There is a $25 minimum on exchanges of
fund shares.
By fax
> Send a fax to 1-877-513-1129 that
includes your account number, the fund	>	Write a letter that includes your account
and share class you are exchanging out		number, the fund and share class, and the
of, the dollar value or number of shares to		dollar value or number of shares to be
be exchanged, and the name and share		sold
class of the fund you are exchanging into.
	>	Have the letter signed by all account
> Have the fax signed by all account		owners, with the name(s) and address
owners, with the name(s) and address		exactly as they are on the account
exactly as they are on the account.
	>	Mail or fax the letter to the
appropriate address

	>	Fax number for
By mail or express delivery		Exchanging/Selling/Update to the Funds
> Write a letter that includes your account		is 1-877-513-1129
number, the fund and share class you are
exchanging out of, the dollar value or
number of shares to be exchanged, and	>	Write a letter that includes your account
the name and share class of the fund you		number, the fund and share class, and the
are exchanging into		dollar value or number of shares to be
sold
> Have the letter signed by all account
owners, with the name(s) and address	>	Have the letter signed by all account
exactly as they are on the account		owners, with the name(s) and address
exactly as they are on the account
> Mail the letter to the appropriate
address	>	Mail the letter to the appropriate
address

REGULAR MAIL

American Independence Funds P.O. Box 8045 Boston, MA 02266-8045

EXPRESS, REGISTERED, OR CERTIFIED

American Independence Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

How To Sell Or Exchange Shares | 31

EXCHANGING INTO ANOTHER FUND BY	SELLING SHARES
phone, wire, or ACH
> Call 1-888 -266-8787 to request an	>	To use this service, call 1-888-266-8787 to
exchange		verify that the service is in place, then using
the voice prompts you may place your sell
order

	>	Prior to placing a sell order by phone via
wire or ACH transfer, you must first have
your bank account instructions established
on your account. If you did not select this
option when establishing your account,
verify that your bank is a member of the
Automated Clearing House system. You
may then download and complete an
Additional Services Request Form*
available at www.aifunds.com or call us at
1-888-266-8787 to have one mailed to
your address of record

	>	Telephone redemption to your
address of record is available
unless you declined it on your
application

	>	Minimum sell order for wire is $1,000,
for ACH transfer $100

	>	If you did not select this option when
establishing your account, verify that your
Systematic withdrawal plan		bank is a member of the Automated
> You can enroll in the systematic withdrawal		Clearing House system. You may then
plan by completing the appropriate section		download and complete an Additional
on the application. You must have a		Services Request Form* available at
minimum balance of $10,000 to set up		www.aifunds.com or call us at 1-888-266-
your systematic withdrawal plan.		8787 to have one mailed to your address
Withdrawals can be for as little as $100		of record
each.

REGULAR MAIL

American Independence Funds P.O. Box 8045 Boston, MA 02266-8045

EXPRESS, REGISTERED, OR CERTIFIED

American Independence Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

*NOTE:

A signature guarantee is required in order to add bank account instructions to your account.

32 | How To Sell Or Exchange Shares

Shareholder Services and Policies

As an American Independence Fund’s shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

OUR “ONE COPY PER HOUSEHOLD” POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor call 1-888-266-8787.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place call 1-888-266 -8787 and request an Additional Service Request Form and one will be mailed to your address of record.

Tax-advantaged investment plans A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdale Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege As an American Independence Funds investor, you can exchange all of your shares of one American Independence Fund for the same class of shares in any other American Independence Fund.

Shareholder Services and Policies | 33

Automatic Investment Plan

Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266 -8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bimonthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

34 | Shareholder Services and Policies

POLICIES ABOUT TRANSACTIONS

Business hours The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed You can place an order to buy or sell shares at any time. A purchase request received by American Independence Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in “good order” will be processed at that day’s NAV plus any applicable sale charge or redemption fee. Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Paying for shares you buy Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us.

Wire transaction policies Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on pages 29 through 31.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1- 888-266 - 8787 or contact your financial advisor for more information.

Our Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government -issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

Shareholder Services and Policies | 35

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee

There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

  when you want to sell more than $100,000 worth of shares
  when you want to send the proceeds to a third party
  when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud.
You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell

Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

  when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)
  when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the Funds calculate share prices The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and fund involved. We calculate a NAV for each fund and share class every day the Funds are open for business. With each fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Trust's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short- term trading that may disadvantage long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading To the extent that the Funds or agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

36 | Shareholder Services and Policies

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund reserves the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If the Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Fund may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the Funds value their holdings We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Share certificates We do not issue share certificates.

Shareholder Services and Policies | 37

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

  reject your account application if you fail to give us a correct Social Security or other tax ID number withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.
  change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)
  suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares withdraw or suspend the offering of shares at any time
  reject any order we believe may be fraudulent or unauthorized reject or limit purchases of shares for any reason
  reject a telephone redemption if we believe it is advisable to do so

39 | Shareholder Services and Policies

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the U.S. Inflation -Indexed Fund and the International Bond Fund are paid monthly. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long- term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares.

Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Dividends, Distributions and Taxes | 39

ORGANIZATIONAL STRUCTURE

American Independence Funds Trust was organized as a Delaware statutory trust on June 22, 2005. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the American Independence Funds described in this prospectus, the FFTW Funds, Inc., were reorganized as a series of American Independence Funds Trust effective April 1, 2008. Unless otherwise noted, information contained in this prospectus regarding Funds’ fees and expenses prior to April 1, 2008 relate to the predecessor funds.

The following table lists the names of each predecessor fund (before the reorganization) along with the current name of each Fund:

Predecessor Fund Name	Current Fund Name
U.S. Inflation-Indexed Portfolio	U.S. Inflation-Indexed Fund
International Portfolio	International Bond Fund

40 | Organizational Structure

Financial Highlights

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the FFTW Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions, if any). As a result of the reorganization, the fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. Each share class will have different performance and different annual operating expenses.

The information for the period ended December 31, 2007 has been audited by Grant Thornton LLP, whose report, along with the Fund’s audited financial statements, is included in the current annual report, which is available upon request.

U.S. Inflation-Indexed Portfolio

Financial Highlights – Class A
Selected data for a share outstanding throughout the period indicated.

For the Period From
May 16, 2008(c) to
For a share outstanding throughout the period:	October 31, 2008
Per Share Data
Net asset value, beginning of period	$10.81
Increase (Decrease) From Investment Operations
Investment income, net	0.06
Net realized and unrealized gain on investments and financial futures contracts	(1.22)
Total from investment operations	(1.16)
Distributions
From investment income, net	(0.05)
Net asset value, end of period	$9.60

Total Return*	(7.12)%

Ratios/Supplemental Data
Net assets, end of period (000's)	$690
Ratio of expenses to average net assets**	0.57%
Ratio of net investment income to average net assets**	7.72%
Ratio of expenses to average net assets (a)**	3.03%
Portfolio Turnover (b)*	203.93%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

SERVICE PROVIDERS

Management and support services are provided to the Funds by several organizations:

Investment Adviser and Administrator:
American Independence Financial Services, LLC
335 Madison Avenue, Mezzanine
New York, NY 10017

Custodian: INTRUST Bank NA
105 North Main Street
Wichita, KS 67202

Transfer Agent: Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, MA 02171

Distributor: Foreside Distribution Services, L.P.
Ground Floor
Two Portland Square
Portland, ME 04101

Service Providers | 45

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

Collection of Customer	We collect nonpublic personal information about our customers from the following sources:
Information
	>	Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

	>	Account History, including information about the transactions and balances in a customer's accounts; and

	>	Correspondence, written, telephonic or electronic between a customer and American
Independence Funds or service providers to the American Independence Funds.

We may disclose all of the information described above to certain third parties who are not affiliated with the American Independence Funds under one or more of these circumstances:

Disclosure of Customer	>	As Authorized -- if you request or authorize the disclosure of the information.
Information
	>	As Permitted by Law -- for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

	>	Under Joint Agreements -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

We require service providers to the American Independence Funds:

	>	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American Independence Funds; and

Security of Customer Information	>	to maintain physical, electronic and procedural safeguards that complies with federal standards to guard non public personal information of customers of the American Independence Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

__________

(1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

46 | Notice Of Privacy Policy & Practices

For more information

You will find more information about the Funds in the following documents:

Annual and Semi-Annual Reports The Funds’ annual and semi-annual reports, when available, contain additional information on each Fund’s investments. In the annual report you will find a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) The SAI contains detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-888-266-8787, visiting the Funds’ website at www.aifunds.com or writing to:

American Independence Funds
335 Madison Avenue, Mezzanine
New York, NY 10017
1-866-410-2006
www.aifunds.com

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the Funds’ documents by visiting the Public Reference Room of the Securities and Exchange Commission (the “Commission”) in Washington, DC. You may also obtain copies of the Funds’ documents after paying a duplicating fee by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s website at http://www.sec.gov.

The Funds’ Investment Company Act File No. is 811-21757.
AIFB AC 3/09

March 1, 2009
INSTITUTIONAL CLASS

The American Independence Funds	Prospectus

U.S. Inflation-Indexed Fund
International Bond Fund

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus

Inside This Prospectus

Descriptions of each fund's goal, strategy, and main risks, along with information on costs, and the individuals who manage the funds.

About the Funds	American Independence Funds
		1
	U.S. Inflation-Indexed Fund	5
	International Bond Fund	9
		13
	Principal Investment Risks	17
	The Investment Adviser	19

How to Invest	How To Buy Fund Shares	24
	How To Sell and Exchange Fund Shares	26
	Shareholder Services and Policies	28
	Information, instructions, and policies to know
	about your fund account and transactions	30
	Distributions and Taxes	34
	Financial Highlights	36
	Notice of Privacy Policy	41

TICKER SYMBOL | FFIHX
CUSIP NUMBER | 30242R824

AMERICAN INDEPENDENCE FUNDS

U.S. Inflation-Indexed Fund

The Fund’s goal is to provide investors with a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate, and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays U.S. Treasury Inflation Note Index before deducting for fund expenses. (The Barclays U.S. Treasury Inflation Note Index is comprised of bonds that have cash flows linked to an inflation index. These securities protect against adverse inflation and provide a minimum level of real return. Each bond in the Index will be adjusted monthly for changes in the Consumer Price Index ("CPI") (non-seasonally adjusted). All bonds included in the Index are issued by the U.S. Treasury. In addition, the bonds must have more than one year to maturity. The index is not available for investment and, unlike the Fund, does not incur expenses.)

Main types of securities the Fund may hold

> Derivative Instruments

> Inflation-Indexed Securities

Major policies/limits

> Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. The Fund’s U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Barclays U.S. Treasury Inflation Note Index by more than 2 years. As of February 28, 2009 the average weighted duration of the Barclays U.S. Treasury Inflation Notes Index was 5.72years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

> Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

> The Fund will invest in derivatives as a substitute for direct investment in inflation-indexed securities. In addition, up to 20% of the Fund’s net assets (including borrowings for investment purposes) may be invested in foreign inflation-indexed securities (sovereign issues only) whose returns may be hedged into U.S. dollars, U.S. government and agency securities that are not indexed to inflation, and corporate bonds denominated in U.S. dollars or foreign currencies.

> For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities (including those not indexed for inflation), cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.

> The Fund is "non- diversified" under the 1940 Act, meaning that it may invest in securities of a limited number of issuers.

U.S. Inflation-Indexed Fund | 5

> The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of (1) :

			S&P		Moody’s
S&P:	Moody's:		(Short-Term):		(Short-Term):	Fitch:
BBB-	Baa3	A	-2	P	-2	BBB

The Fund will seek to maintain an average Fund Quality rating of AA- (Aa3).

(1) To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ ("split ratings"), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

The principal risk factors of the Fund are:

Credit risk
Currency risk
Derivatives risk
Duration risk
Interest rate risk
Liquidity risk
Non-diversification risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart listed below shows how the U.S. Inflation-Indexed Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Barclay’s U.S. Treasury Inflation Note Index (formerly the Barclays U.S. Treasury Inflation Note Index). This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since January 2, 2001, but until April 18, 2008, the Fund was organized as the U.S. Inflation-Indexed Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Both the bar chart and the table assume reinvestment of
dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's
performance would have been lower.

During the six-year period shown in the U.S. Inflation-Indexed
Fund's bar chart, the highest quarterly return was 7.88% (quarter ending 9/30/02) and the lowest quarterly return was -4.28% (quarter ending 9/30/08).

(1) Institutional Class Shares were previously called Advisor Class. These figures are for the year ended December 31 of each year.

6 | U.S. Inflation-Indexed Fund

		AVERAGE ANNUAL TOTAL RETURNS
	One Year	Five Years
	Ended	Ended
	December 31,	December 31,	Since
U.S. INFLATION-INDEXED FUND – INSTITUTIONAL CLASS(1) *	2008	2008	Inception**
Return Before Taxes	-0.68%	4.84%	6.76%
Return After Taxes on Distributions	-1.74%	2.90%	4.52%
Return After Taxes on Distributions and Sale of Fund Shares	-0.43%	3.21%	4.62%
Barclays U.S. Treasury Inflation Note Index***	-2.35%	4.07%	6.46%

(1)	For current information, including the Fund’s 30 day yield, call 1-888-266-8787.
*	After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
**	The inception date for the U.S. Inflation-Indexed Fund was January 2, 2001.
***	The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

U.S. Inflation-Indexed Fund | 7

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly from your account)	Class Shares
Maximum sales charge (load) imposed on Purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
Redemption Fee	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%
Distribution (12b-1) and Service Fees	None
Other Expenses (1)	0.21%
Total Annual Fund operating Expenses Before Reductions	0.61%
Expense Reductions (2)	-0.29%
Total Annual Fund Operating Expenses After Reductions	0.32%

(1)	Other Expenses are based on estimated amounts for the current fiscal year restated.
(2)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2013 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 0.32%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fee and expense reductions as outlined in footnote (2) above.

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$34	$167	$312	$735
Shares

8 | U.S. Inflation-Indexed Fund

TICKER SYMBOL I FFIFX
CUSIP NUMBER I 30242R881

AMERICAN INDEPENDENCE FUNDS

International Bond Fund

The Fund’s goal is to provide investors with as high a level of total return as may be consistent with the preservation of capital by principally investing directly or indirectly in fixed income securities and other financial instruments to gain exposure to issuers located outside the United States.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays Global Aggregate Index (ex-USD) before deducting for Fund expenses. (The Barclays Global Aggregate Index (ex-USD) provides a broad-based measure of the international investment grade bond market. The Barclays Global Aggregate Index (ex-USD) combines non-U.S. dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The index is not available for investment and, unlike the Fund, does not incur expenses).

Main types of securities the Fund may hold

> Asset-Backed Securities

> Bank Obligations

> Corporate Debt Instruments

> Derivative Instruments

> Government Debt Instruments

> Interest Rate Futures

> Mortgage-Backed Securities

Major policies/limits

> Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. As of February 27, 2009 the average weighted duration of the Barclays Global Aggregate Index was 5.20 years. The Fund’s weighted average duration generally will not differ from the weighted average duration of the Barclays Global Aggregate Index (ex-USD) by more than 2 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Under normal market conditions, the Fund invests primarily in the fixed income securities of companies located outside the U.S., including emerging markets. The Fund will invest, under normal circumstances, at least 80% of its net assets in “foreign issues” as defined below. Under normal circumstances, the Fund will not exceed 20% of net assets in developing countries or emerging market securities.

For the purpose of the Fund’s investments, “foreign issues” means those securities issued by companies:

> whose principal securities trading markets are outside the U.S.; or

> that are linked to non-U.S. dollar currencies; or

> that are organized under the laws of, or with the principal office in, a country other than the U.S.

> The Fund will maintain investments in debt securities and their related instruments of issuers from at least three different countries other than the United States. At least 65% of the Fund's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S.

> The Fund will invest in derivatives, such as options, futures, forward contracts and swap agreements, for hedging and non-hedging purposes, such as to manage the effective duration of the Fund or as a substitute for direct investment, including to increase exposure to the global markets.

> For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.

> The Fund is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Fund will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

International Bond Fund | 9

> The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of (1) :

		S&P	Moody’s
S&P:	Moody's:	(Short-Term):	(Short-Term):	Fitch:
BB+	Ba1	A-2	P-2	BB+

The Fund will seek to maintain an average Fund Quality rating of A- (A3).

(1) To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ (“split ratings’), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

The principal risk factors of the Fund are:

Banking industry risk
Concentration risk
Credit risk
Currency risk
Derivatives risk
Duration risk
Foreign risk
Interest rate risk
Liquidity risk
Non-diversification risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW International Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart listed below shows how the International Bond Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Barclays Global Aggregate Index (ex-USD) (formerly the Barclays Global Aggregate Index ex USD). This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since May 9, 1996, but until April 18, 2008, the Fund was organized as the International Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Both the bar chart and the table assume Reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.

During the ten-year period shown in the International Bond Fund’s bar chart, the highest quarterly return was 13.95% (quarter ending 6/30/02) and the lowest quarterly return was -6.36% (quarter ending 9/30/08).

(1) Institutional Class Shares were previously called Advisor Class. These figures are for the year ended December 31 of each year.

10 | International Bond Fund

Principal Investment Risks

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

All of the Funds are affected by changes in the U.S. or foreign economies, or in individual securities.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that a Fund's investment objective will be achieved.

American Independence Financial Services, LLC (“AIFS” or the “Investment Adviser”) may change the index against which a Fund’s performance is measured at any time, subject to review by the Fund’s Board of Trustees.

The Funds may invest in securities issued by the U.S. government, its agencies or sponsored enterprises. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law. Investments in the Ultra Short Bond Fund are neither guaranteed nor insured by the United States government.

The high portfolio turnover of each Fund may result in greater transaction costs, and may increase the amount of taxes payable by a shareholder. The risks associated with each Fund depend on its investment strategy and the types of securities it holds. The principal risks affecting each Fund are indicated as follows:

Risks:	International Bond	U.S. Inflation-
Indexed
Banking industry risk	SM
Concentration risk
Credit risk
Currency risk
Derivatives risk
Duration risk
Foreign risk
Interest rate risk
Liquidity risk
Non-diversification risk
Prepayment risk

Principal Investments Risks | 17

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly from your account)	Class Shares
Maximum sales charge (load) imposed on Purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
Redemption Fee	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%
Distribution (12b-1) and Service Fees	None
Other Expenses (1)	0.76%
Total Annual Fund operating Expenses Before Reductions	1.16%
Expense Reductions (2)	(0.27%)
Total Annual Fund Operating Expenses After Reductions	0.89%

(1)	Other Expenses are based on estimated amounts for the current fiscal year restated.
(2)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2013 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 0.89%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fees and expense reductions as outlined in footnote (2) above.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$91	$284	$525	$1,304

Shares

12 | International Bond Fund

Principal Investment Risks

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

All of the Funds are affected by changes in the U.S. or foreign economies, or in individual securities.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that a Fund's investment objective will be achieved.

American Independence Financial Services, LLC (“AIFS” or the “Investment Adviser”) may change the index against which a Fund’s performance is measured at any time, subject to review by the Fund’s Board of Trustees.

The Funds may invest in securities issued by the U.S. government, its agencies or sponsored enterprises. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law. Investments in the Ultra Short Bond Fund are neither guaranteed nor insured by the United States government.

The high portfolio turnover of each Fund may result in greater transaction costs, and may increase the amount of taxes payable by a shareholder. The risks associated with each Fund depend on its investment strategy and the types of securities it holds. The principal risks affecting each Fund are indicated as follows:

Risks:	International Bond	U.S. Inflation-
Indexed
Banking industry risk	■
Concentration risk	■
Credit risk	■	■
Currency risk	■	■
Derivatives risk	■	■
Duration risk	■	■
Foreign risk	■
Interest rate risk	■	■
Liquidity risk	■	■
Non-diversification risk	■	■
Prepayment risk	■	■

Principal Investments Risks | 17

Banking industry risk: Investing in bank obligations exposes a Fund to risks associated with the banking industry, such as interest rate and credit risks.

Concentration risk: A Fund that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Fund than they would if the Fund invested in a diversified number of unrelated industries.

Credit risk: Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Currency risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross -hedges are used, the net exposure of a Fund to any one currency may be different from that of its total assets denominated in such currency.

Derivatives risk: Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Duration risk: Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average Fund duration will be more sensitive to changes in interest rates than a fund with a shorter average Fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Foreign risk: Investing in foreign securities exposes a Fund to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Fund losses and higher volatility.

Interest rate risk: Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Liquidity risk: Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non-diversification risk: A non-diversified Fund may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Fund. This vulnerability to factors affecting a single investment can result in greater Fund losses and volatility.

Prepayment risk: A Fund that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

18 | Principal Investments Risks

Additional Risks of the American Independence Funds

Management risk The Funds’ performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Repurchase Agreement risk

Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the Agreement. This could cause the value of your investment in a fund to decline.

Securities lending risk To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

Each Fund's investment objective is fundamental which means it may not be changed without shareholder approval. With respect to the 80% investment policy of each Fund, such Fund's limitation is non-fundamental; however, shareholders will receive 60 days advance notice of any change to the limitation. Additional descriptions of the Funds' risks, strategies and investments, as well as other strategies and investments not described below, may be found in the Funds' Statement of Additional Information ("SAI"). The SAI also contains descriptions of each of the securities which the Fund may purchase.

The Investment Adviser

The investment adviser for the Funds is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, the Adviser is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, the Adviser receives a management fee from each fund. The management fee for the U.S. Inflation-Indexed Fund and the International Bond Fund will be 0.40%.

AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Fund’s total operating expenses at not more than the following percentages of average annual net assets of the Institutional Share classes for a period of five years:

U.S. Inflation Indexed Fund	0.32%
International Bond Fund	0.89%

Additional Risks of the American Independence Funds | 19

Investment Adviser

Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds.

AIFS has oversight responsibility for the day -to-day management of the Funds. The Funds are co-managed by Mr. Robert A. Campbell and Mr. Eric M. Rubin.

AIFS has overall supervisory responsibilities for the general management and investment of each of the New Series’ securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

(a)	setting the New Series’ investment objective;
(b)	evaluating, selecting and recommending Sub-Advisers to manage the New Series’ assets;
(c)	monitoring and evaluating the performance of the Sub-Advisers, including their compliance with the investment objectives, policies and restrictions of the New Series; and
(d)	implementing procedures to ensure that the Sub-Advisers comply with the New Series’ investment objectives, policies and restrictions

Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. Mr. Campbell is also President of American Independence Financial Counselors, LLC, a wholly owned subsidiary of AIFS. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund.

Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President, DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Mr. Campbell and Mr. Rubin are also responsible for the day to day oversight of the sub-advisory relationships pertaining to the Stock Fund, International Equity Fund, and Financial Services Fund.

For additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the funds he manages, please consult the SAI.

20 | Portfolio Managers

Sub-Advisers

FISCHER FRANCIS TREES & WATTS, INC. (“FFTW (NY)”), a New York corporation and three of its affiliates, FISCHER FRANCIS TREES & WATTS (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, FISCHER FRANCIS TREES & WATTS, PTE LTD (“FFTW (Singapore)”), a Singapore corporation, and FISCHER FRANCIS TREES & WATTS, LTD KABUSHIKI KAISHA (“FFTW (Japan)”), a Japanese corporation (collectively referred to as the “Sub-Adviser") serve as the Sub-Adviser to the Funds. The Sub- Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets. Organized in 1972, the Sub-Adviser is registered with the Commission and is a New York corporation that, with its affiliated companies, managed approximately $31.4 billion in assets, as of December 31, 2007, for numerous fixed-income portfolios.

The Sub- Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Sub- Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Sub-Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Sub- Adviser is directly wholly-owned by Charter Atlantic Corporation (“CAC”), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Sub-Adviser, also serves as Sub-Adviser to the

International Bond and Global Inflation-Indexed Hedged Funds. Organized in 1989, this Sub-Adviser is a U.S.-registered investment adviser and managed approximately $16.7 billion in multi-currency fixed-income portfolios for institutional clients as of December 31, 2007. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. Additionally, in 2007 the Sub-Adviser opened a branch office at 5 Avenue Kleber in Paris, France to expand its investment capabilities. The Sub-Adviser is directly and indirectly wholly-owned by CAC, a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

Sub-Advisers | 21

Portfolio Managers

FFTW’s investment philosophy is based on a belief that inefficiencies in and between global bond markets exist and can be exploited through an active portfolio management style executed by specialist portfolio managers. On a weekly basis an Investment Strategy Group (the “ISG”) meeting is held at which market views and themes are shared and debated across all investment teams. The output of the ISG is a combination of ideas, views, themes and strategies that are used to frame the investment strategies in product areas.

Each product team is composed of portfolio managers and market specialists who are responsible for trading and execution. While implementation of decisions is carried out by market specialists, overall responsibility remains with the portfolio manager. Investment decisions regarding the purchase or sale of specific securities are exclusively the responsibility of a market specialist with expertise in particular sector. These individuals are responsible for exposure management, specific security selection, timing of trades in the market, and trade execution. Market specialists decide when to add or subtract an investment exposure within their specialist areas and when to execute buy/sell recommendations for individual securities, always in keeping with the strategy as outlined for the specific portfolios by the portfolio manager. Investment strategy for the firm, products and Funds is reevaluated weekly.

Biographical information for portfolio managers of the Funds is set forth below. Additional information about each portfolio manager, including how each is compensated, other accounts each manages and each portfolio manager’s ownership of Fund securities is located in the SAI.

International Bond Fund

David J. Marmon, Managing Director, joined FFTW in 1990. Mr. Marmon heads the Governments and MultiSector Team in New York, which includes global aggregate, global sovereign, international and core portfolios. Prior to his current role, he was responsible for managing FFTW’s Credit Team.

Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America) and a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. Mr. Marmon earned an MA in economics from Duke University (1982), where he also pursued doctoral studies. He graduated summa cum laude with a BA in economics from Alma College (1980).

U.S. Inflation-Indexed Fund

Cedric Scholtes, Portfolio Manager, joined FFTW in June 2006 and is a portfolio manager in the Governments and Multi-Sector Team. He manages US and global inflation-linked portfolios and works with members of the Structured Securities and Short Duration Team on global short duration sovereign mandates. Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division. His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a masters degree in finance and economics from Warwick Business School, a masters in economics from the London School of Economics, and an MA/BA in economics from the University of Cambridge.

22 | Portfolio Managers

How to Invest |

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder. You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Purchasing and Adding to Your Shares

You may purchase shares of the Funds through Foreside Distribution Services, LP (the “Distributor”) or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Consult your investment representative or institution for specific information.

Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors": (1) trusts, or investment management and other fiduciary accounts managed or administered by AIFS or its affiliates or correspondents pursuant to a written agreement, (2) any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by AIFS or its affiliates or correspondents, pursuant to a written agreement, (3) any former shareholders of the FFTW Funds or shareholders that would have qualified for the former FFTW Advisor Class, and (4) other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus.

A separate application is required for Individual Retirement Account investments.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks, money orders, bank starter checks nor credit card convenience checks are accepted.

The minimum initial investment amount is $5,000,000. The Fund may waive its minimum purchase requirement or may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Anti-Money Laundering Program" at the end of this section and the "Market Timing Policies" section.

Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern time, will become effective that day.

How to Invest | 23

How To Buy Fund Shares

Use the instructions on these pages if you are investing directly with American Independence Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
By mail or express delivery
> Complete and sign an application (if you	>	Make out an investment check to
need an application, you may download it		“American Independence Funds”
from the web site or call 1-888-266-8787)
	>	There is a $1,000 minimum on
> Send the application to us at the		additional investments to your
appropriate address, along with an		account.
investment check made out to “American
Independence Funds”	>	Return a deposit stub or write a letter that
includes your name, account number, the
amount of your investment, and the fund
name and share class

	>	Sign the letter, enclose the check, and
mail it to the appropriate address

By wire	>	Call 1-888-266-8787 for instructions before
> Call 1-888-266-8787 for instructions before		wiring any money
wiring any money

By phone	>	To use this service, call 1-888-266-8787 to
> Initial investments cannot be made by		verify that the service is in place, then
phone. Please complete and mail an		using the voice prompts you may place
application to the appropriate address.		your purchase order

	>	Prior to placing a purchase order by phone
via ACH transfer, you must first have your
bank account instructions established on
your account. If you did not select this
option when establishing your account,
verify that your bank is a member of the
Automated Clearing House system. You
may then download and complete an
Additional Services Request Form*
available at www.aifunds.com or call us at
1-888-266-8787 to have one mailed to
your address of record

WEB SITE

www.aifunds.com

REGULAR MAIL

American Independence Funds P.O. Box 8045 Boston, MA 02266-8045

EXPRESS, REGISTERED, OR CERTIFIED

American Independence Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

*NOTE:

A signature guarantee is required in order to add bank account instructions to your account.

24 | How To Buy Fund Shares

FIRST INVESTMENT Automatic investment plan > You can enroll in the automatic investment plan by completing the appropriate section on the application.

ADDITIONAL INVESTMENTS

> To make changes to your automatic investment plan you may do so online at www.aifunds.com. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system.

You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1- 888-266-8787 to have one mailed to your address of record.

How To Buy Fund Shares | 25

How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
Be sure to obtain and read a current	Some sell orders, including those for more
prospectus for the fund you are exchanging	than $100,000, must be placed in writing
into. For additional information please	with a signature guarantee (see page 31).
contact us at 1-888-266-8787	There is a $25 minimum on exchanges of
fund shares.

By fax
> Send a fax to 1-877-513-1129 that includes	>	Write a letter that includes your account
your account number, the fund and share class		number, the fund and share class, and the
you are exchanging out of, the dollar value or		dollar value or number of shares to be
number of shares to be exchanged, and the		sold
name and share class of the fund you are
exchanging into.	>	Have the letter signed by all account
owners, with the name(s) and address
> Have the fax signed by all account		exactly as they are on the account
owners, with the name(s) and address
exactly as they are on the account.	>	Mail or fax the letter to the
appropriate address

	>	Fax number for
Exchanging/Selling/Update to the Funds
is 1-877-513-1129
By mail or express delivery
> Write a letter that includes your account
number, the fund and share class you are	>	Write a letter that includes your account
exchanging out of, the dollar value or		number, the fund and share class, and the
number of shares to be exchanged, and the		dollar value or number of shares to be
name and share class of the fund you are		sold
exchanging into
	>	Have the letter signed by all account
> Have the letter signed by all account		owners, with the name(s) and address
owners, with the name(s) and address		exactly as they are on the account
exactly as they are on the account
	>	Mail the letter to the appropriate
> Mail the letter to the appropriate		address
address

REGULAR MAIL

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED, OR
CERTIFIED

American Independence Funds c/o
Boston Financial Data Services 30 Dan
Road
Canton, MA 02021

26 | How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
By phone, wire, or ACH
> Call 1-888 -266-8787 to request an	>	To use this service, call 1-888-266-8787 to
exchange		verify that the service is in place, then using
the voice prompts you may place your sell
order

	>	Prior to placing a sell order by phone via
wire or ACH transfer, you must first have
your bank account instructions established
on your account. If you did not select this
option when establishing your account,
verify that your bank is a member of the
Automated Clearing House system. You
may then download and complete an
Additional Services Request Form*
available at www.aifunds.com or call us at
1-888-266-8787 to have one mailed to your
address of record

	>	Telephone redemption to your
address of record is available
unless you declined it on your
application

	>	Minimum sell order for wire is $1,000,
for ACH transfer $100

	>	If you did not select this option when
establishing your account, verify that your
Systematic withdrawal plan		bank is a member of the Automated
> You can enroll in the systematic withdrawal		Clearing House system. You may then
plan by completing the appropriate section		download and complete an Additional
on the application. You must have a		Services Request Form* available at
minimum balance of $10,000 to set up		www.aifunds.com or call us at 1-888-266-
your systematic withdrawal plan.		8787 to have one mailed to your address
Withdrawals can be for as little as $100		of record
each.

REGULAR MAIL

American Independence Funds P.O. Box 8045 Boston, MA 02266-8045

EXPRESS, REGISTERED, OR CERTIFIED

American Independence Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

*NOTE:

A signature guarantee is required in order to add bank account instructions to your account.

How To Sell Or Exchange Shares | 27

Shareholder Services and Policies

As an American Independence Fund’s shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

OUR “ONE COPY PER HOUSEHOLD” POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor call 1-888-266-8787.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place call 1-888-266 -8787 and request an Additional Service Request Form and one will be mailed to your address of record.

Tax-advantaged investment plans

A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdale Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege As an American Independence Funds investor, you can exchange all of your shares of one American Independence Fund for the same class of shares in any other American Independence Fund.

28 | Shareholder Services and Policies

Automatic Investment Plan

Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266 -8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bimonthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Shareholder Services and Policies | 29

POLICIES ABOUT TRANSACTIONS

Business hours The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed You can place an order to buy or sell shares at any time. A purchase request received by American Independence Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in “good order” will be processed at that day’s NAV plus any applicable sale charge or redemption fee. Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Paying for shares you buy Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us.

Wire transaction policies Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on pages 24 through 27.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1- 888-266 - 8787 or contact your financial advisor for more information.

Our Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government -issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

30 | Shareholder Services and Policies

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee

There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

  when you want to sell more than $100,000 worth of shares
  when you want to send the proceeds to a third party
  when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell

Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

  when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)
  when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the Funds calculate share prices The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and fund involved. We calculate a NAV for each fund and share class every day the Funds are open for business. With each fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Trust's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short- term trading that may disadvantage long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Shareholder Services and Policies | 31

Risks Associated with Excessive or Short-Term Trading To the extent that the Funds or agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund reserves the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If the Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Fund may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

32 | Shareholder Services and Policies

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the Funds value their holdings We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Share certificates We do not issue share certificates.

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

  reject your account application if you fail to give us a correct Social Security or other tax ID number withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.
  change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)
  suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares withdraw or suspend the offering of shares at any time
  reject any order we believe may be fraudulent or unauthorized reject or limit purchases of shares for any reason
  reject a telephone redemption if we believe it is advisable to do so

Shareholder Services and Policies | 33

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the U.S. Inflation -Indexed Fund and the International Bond Fund are paid monthly. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long- term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares. Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

34 | Dividends, Distributions and Taxes

ORGANIZATIONAL STRUCTURE

American Independence Funds Trust was organized as a Delaware statutory trust on June 22, 2005. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the American Independence Funds described in this prospectus, the FFTW Funds, Inc., were reorganized as a series of American Independence Funds Trust effective April 18, 2008. Unless otherwise noted, information contained in this prospectus regarding Funds’ fees and expenses prior to April 18, 2008 relate to the predecessor funds.

The following table lists the names of each predecessor fund (before the reorganization) along with the current name of each Fund:

Predecessor Fund Name U.S. Inflation-Indexed Portfolio International Portfolio	Current Fund Name U.S. Inflation-Indexed Fund International Bond Fund

Organizational Structure | 35

Financial Highlights

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the FFTW Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions, if any). As a result of the reorganization, the fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. Each share class will have different performance and different annual operating expenses. The information for the periods ended December 31, 2005 and later has been audited by Grant Thornton LLP, whose report, along with the Fund’s audited financial statements, is included in the current annual report, which is available upon request. For all prior periods, the information provided was audited by another auditor.

U.S. Inflation-Indexed Fund
Financial Highlights – Institutional Class
Selected data for a share outstanding throughout the period indicated.
	For the
	Period
	Ended		For the Years Ended December 31,‡
	October 31,
	2008†	2007	2006		2005	2004	2003
Per Share Data
Net asset value, beginning of period	$10.57	$10.03	$10.34		$10.67	$10.71	$10.82
Increase (Decrease) From Investment Operations
Investment income, net	0.30	0.56	0.34		0.53	0.42	0.40	***
Net realized and unrealized gain (loss) on investments and
financial futures contracts	(1.03)	0.53	(0.25)		(0.17)	0.59	0.42
Total from investment operations	(0.73)	1.09	0.09		0.36	1.01	0.82
Distributions
From investment income, net	(0.32)	(0.55)	(0.34)		(0.53)	(0.42)	(0.41)
From net realized gain on investments and financial futures
contracts	-	-	-	^	(0.16)	(0.63)	(0.52)
From return of capital	-	-	(0.06)		-	-	-
Total distributions	(0.32)	(0.55)	(0.40)		(0.69)	(1.05)	(0.93)
Net asset value, end of period	$9.52	$10.57	$10.03		$10.34	$10.67	$10.71
Total Return*	(7.24)%	11.25%	1.00%		3.44%	9.71%	7.65%
Ratios/Supplemental Data
Net assets, end of year (000's)	$85,371	$95,029	$107,830		$108,422	$99,981	$86,162
Ratio of operating expenses to average net assets**	0.33%	0.35%	0.35%		0.35%	0.35%	0.35%
Ratio of net investment income to average net assets** (a)	3.37%	5.38%	3.33%		5.08%	4.06%	3.65%
Ratio of operating expenses to average net assets** (a)	0.61%	0.73%	0.62%		0.60%	0.64%	0.60%
Portfolio Turnover* (b)	204%	316%	522%		637%	774%	154%

† In 2008, the Fund changed its fiscal year from December 31 to October 31.

‡ Information provided is that of the Advisor Class shares of the predecessor fund, the FFTW U.S. Inflation-Indexed Portfolio.

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

* Not annualized for periods less than one year.

** Annualized for periods less than one year.

*** Net investment income per share calculated using average shares method.

^ Less than $0.005 per share.

International Portfolio

Financial Highlights – Institutional Class
Selected data for a share outstanding throughout the period indicated.

		For the Years Ended December 31,
For a share outstanding throughout the period:	2008	2007	2006	2005		2004
Per Share Data
Net asset value, beginning of year	$8.17	$7.61	$7.30	$9.09		$8.81
Increase (Decrease) From Investment Operations
Investment income, net	0.22	0.23	0.22 *	0.22	*	0.21	*
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency related transactions	(0.10)	0.53	0.27	(1.08)		0.77
Total from investment operations	0.12	0.76	0.34	(0.86)		0.98
Less Distributions
From investment income, net	(0.34)	(0.20)	(0.18)	(0.62)		(0.62)
From net realized gain on investments, and financial futures contracts and
foreign currency related transactions	-	-	-	(0.10)		(0.08)
From return of capital	-	-	-	(0.21)		-
Total distributions	(0.34)	(0.20)	(0.18)	(0.93)		(0.70)
Net asset value, end of year	$7.95	$8.17	$7.61	$7.30		$9.09

Total Return	1.55%	10.04%	6.93%	(9.77)%		12.17%

Ratios/Supplemental Data
Net assets, end of period (000's)	$46,738	$68,584	$87,899	$74,589		$82,880
Ratio of operating expenses to average net assets	1.16%	0.92%	0.81%	0.75%		0.76%
Ratio of net investment income to average net assets (a)	2.90%	3.30%	2.86%	2.68		2.44
Ratio of operating expenses to average net assets** (a)	1.16%	0.92%	0.81%	0.75%		0.76%
Portfolio Turnover (b)	154%	147%	61%	79%		221%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Net investment income per share calculated using average shares method.

SER VICE PROVIDERS

Management and support services are provided to the Funds by several organizations:

Investment Adviser and Administrator: American Independence Financial Services, LLC 335 Madison Avenue, Mezzanine New York, NY 10017

Custodian: INTRUST Bank NA
105 North Main Street
Wichita, KS 67202

Transfer Agent: Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, MA 02171

Distributor: Foreside Distribution Services, L.P.
Ground Floor
Two Portland Square
Portland, ME 04101

40 | Service Providers

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1). We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

Collection of Customer	We collect nonpublic personal information about our customers from the following sources:
Information
	>	Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

	>	Account History, including information about the transactions and balances in a customer's accounts; and

	>	Correspondence, written, telephonic or electronic between a customer and American
Independence Funds or service providers to the American Independence Funds.

We may disclose all of the information described above to certain third parties who are not affiliated with the American Independence Funds under one or more of these circumstances:

Disclosure of Customer	>	As Authorized — if you request or authorize the disclosure of the information.
Information
	>	As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

	>	Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

We require service providers to the American Independence Funds:

	>	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American Independence Funds; and

Security of Customer Information	>	to maintain physical, electronic and procedural safeguards that complies with federal standards to guard non public personal information of customers of the American Independence Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

____________________

(1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

Notice of Privacy Policy & Practices | 41

For more information

You will find more information about the Funds in the following documents:

Annual and Semi-Annual Reports The Funds’ annual and semi-annual reports, when available, contain additional information on each Fund’s investments. In the annual report you will find a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) The SAI contains detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-888-266-8787, visiting the Funds’ website at www.aifunds.com or writing to:

American Independence Funds
335 Madison Avenue, Mezzanine
New York, NY 10017
1-866-410-2006
www.aifunds.com

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the Funds’ documents by visiting the Public Reference Room of the Securities and Exchange Commission (the “Commission”) in Washington, DC. You may also obtain copies of the Funds’ documents after paying a duplicating fee by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s website at http://www.sec.gov.

The Funds’ Investment Company Act File No. is 811-21757.

AIFB I 3/09

March 1, 2009 • Class A Shares
Class C Shares

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

Descriptions of each Fund’s goal, strategy, and main risks, along with information on costs, the individuals who manage the Funds, and the past performance of the indexes the Funds are intended to track.

About the Funds
	NestEgg 2010 Fund	6
		11
	NestEgg 2020 Fund	16
	NestEgg 2030 Fund	21
	NestEgg 2040 Fund
	NestEgg Target Date Funds
	Main Investment Risks	26
	The Investment Adviser	31

How to Invest	The Share Classes	32
	How To Buy Fund Shares	37
	How To Sell and Exchange Fund Shares	39
	Shareholder Services and Policies	41
	Information, instructions, and policies to know about
	your fund account and transactions	43
	Distributions and Taxes	47
	Financial Highlights	49
	Notice of Privacy Policy	60

T ICKER SYMBOL	Class A: NECPX
Class C: NECNX
CUSIP NUMBERS	Class A: 026762831 Class C: 026762674

N E S T E G G TA R G E T D AT E F U N D S

NestEgg 2010 Fund

The objective of the NestEgg 2010 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

MAIN STRATEGIES

The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation between stocks, bonds, and cash will change over time in relation to its target retirement date.

Although the Adviser

does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

> Common stocks of companies traded on major stock exchanges

> Fixed income securities

> Short term money market securities

> Exchange-traded funds (“ETFs”),or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the

ETF.

> Foreign securities

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2010 Fund are expected to be rebalanced monthly. Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

Under normal circumstances,

  The Fund may engage in securities lending.
  The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have short to medium time horizons, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2010.

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg Capital Preservation Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor.

The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Premium Class shares prior to the reorganization. The performance of the predecessor fund’s Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund’s Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

Best Quarter	6.33%	Q2 ‘	03
Worst Quarter	(4.55)%	Q3 ‘	02

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999
CLASS A		0.17%	5.06%	3.37%
CLASS C		3.64%	5.88%	3.82%
Return After Taxes(3)
on Distributions
CLASS A		(1.34)%	3.72%	2.60%
Return After Taxes(3)
on Distributions
and Sale of Shares
CLASS A		(1.28)%	3.60%	2.55%
Dow Jones
Target
2010 Index		7.74%	10.15%	6.80%
Dow Jones
U.S. Target
2010 Index(4)		5.59%	8.81%	6.21%

(1)	Reflects the inception dates of the predecessor fund.
(2)	These figures reflect deduction of sales charges.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2010 Index.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Each of the share classes described in this prospectus has its own cost structure. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Class A	Class C
(fees paid directly from your investment)	Shares	Shares
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)	4.75%	None
Maximum deferred sales charge (as a percentage of the
Net Asset Value at purchase)	None(1)	1.00%(2)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%	0.60%
Distribution (12b-1) and Service Fees	0.50%	1.00%
Other Expenses(3)	1.98%	2.01%
Acquired Fund Fees(2)	0.00%	0.00%
Total Annual Fund Operating Expenses Before Reductions	3.08%	3.61%
Expense Reductions(4)	–2.15%	–2.18%
Total Annual Fund Operating Expenses After Reductions	0.93%	1.43%

(1)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2)	“Acquired Fund” means any investment company in which the Fund invests or has invested during the period. Through its investments in Acquired Funds, the Fund will indirectly pay a portion of the operating expenses, including management fees of the Acquired Funds. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. Actual fees will vary based on the Fund’s allocation of assets to, and the annualized net expenses of the Acquired Funds.
(1)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of the date of purchase.
(2)	Other Expenses are based on estimated amounts for the current fiscal year.
(3)	American Independence Financial Services, LLC has agreed to reduce the management fee and reimburse expenses in order to keep the Total Annual Fund Operating Expenses at 0.95% for Class A shares and 1.45% for Class C shares. This reduction lowers the expense ratio and increases overall returns to investors.

Expense EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

N E S T E G G TA R G E T D AT E F U N D S

NestEgg 2020 Fund

The objective of the NestEgg 2020 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

MAIN STR ATEGIES

The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation between stocks, bonds, and cash will change over time in relation to its target retirement date.

Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

  Common stocks of companies traded on major stock exchanges
  Fixed income securities
  Short term money market securities
  Exchange-traded funds (“ETFs”) or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.
  Foreign securities

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$565	$1,188 $1,834 $3,562
Class C Shares
No Redemption	$146	$904 $1,683 $3,729
With Redemption $246		$904 $1,683 $3,729

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2020 Fund are expected to be rebalanced monthly. Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

  The Fund may engage in securities lending.
  The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who seek long-term total return from a balanced portfolio, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2020.

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2020 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Premium Class shares prior to the reorganization. The performance of the predecessor fund’s Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund’s Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

PERFORMANCEBARCHARTAND TABLE

Best Quarter	10.29%	Q2 ‘03
Worst Quarter	(11.86)%	Q3 ‘02

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
	Inception	2007	2007	Inception (1)
Return Before Taxes	January 4, 1999
CLASS A		0.01%	7.54%	2.41%
CLASS C		3.48%	8.60%	2.42%
Return After Taxes(3)
on Distributions
CLASS A		(1.79)%	6.65%	1.90%
Return After Taxes(3)
on Distributions
and Sale of Shares
CLASS A		(1.09)%	6.06%	1.79%
Dow Jones
Target
2020 Index		8.11%	13.82%	7.69%
Dow Jones
U.S. Target
2020 Index(4)		5.06%	11.57%	6.55%

(1)	Reflects the inception dates of the predecessor fund.
(2)	These figures reflect deduction of sales charges.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After- tax returns shown are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2020 Index.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Each of the share classes described in this prospectus has its own cost structure. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Class A	Class C
(fees paid directly from your investment)	Shares	Shares
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)	4.75%	None
Maximum deferred sales charge (as a percentage of the
Net Asset Value at purchase)	None(1)	1.00%(2)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%	0.60%
Distribution (12b-1) and Service Fees	0.50%	1.00%
Other Expenses(3)	0.57%	0.58%
Acquired Fund Expenses(2)	0.00%	0.00%
Total Annual Fund Operating Expenses Before Reductions	1.67%	2.18%
Expense Reductions(4)	–0.66%	–0.67%
Total Annual Fund Operating Expenses After Reductions	1.01%	1.51%

(1)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2)	“Acquired Fund” means any investment company in which the Fund invests or has invested during the period. Through its investments in Acquired Funds, the Fund will indirectly pay a portion of the operating expenses, including management fees of the Acquired Funds. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. Actual fees will vary based on the Fund’s allocation of assets to, and the annualized net expenses of the Acquired Funds.
(3)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of the date of purchase.
(4)	Other Expenses are based on estimated amounts for the current fiscal year.
(5)	American Independence Financial Services, LLC has agreed to reduce the management fee and reimburse expenses in order to keep the Total Annual Fund Operating Expenses at 1.05% for Class A shares and 1.55% for Class C shares. This reduction lowers the expense ratio and increases overall returns to investors.

Expense EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1	3	5	10
	Years	Year	Years	Years
Class A Shares	$573	$915	$1,280	$2,305
Class C Shares
No Redemption	$154	$618	$1,108	$2,461
With Redemption	$254	$618	$1,108	$2,461

T ICKER SYMBOL	Class A: NEHPX
Class C: NEDVX
CUSIP NUMBERS	Class A: 026762765 Class C: 026762641

N E S T E G G  TA R G E T  D AT E  F U N D S
NestEgg 2030 Fund

The objective of the NestEgg 2030 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

MAIN STR ATEGIES

The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation between stocks, bonds, and cash will change over time in relation to its target retirement date.

Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

> Common stocks of companies traded on major stock exchanges

> Fixed income securities

> Short term money market securities

> Exchange-traded funds (“ETFs”) or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

> Foreign securities

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2030 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

> The Fund may engage in securities lending.

> The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have a long-term horizon, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2030.

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2030 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Premium Class shares prior to the reorganization. The performance of the predecessor fund’s Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund’s Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

Best Quarter	12.67%	Q2 ‘03
Worst Quarter	(13.95)%	Q3 ‘02

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
	Inception	2007	2007	Inception (1)
Return Before Taxes	January 4, 1999
CLASS A		0.08%	9.03%	2.36%
CLASS C		3.29%	10.56%	2.79%
Return After Taxes(3)
on Distributions
CLASS A		(1.41)%	8.01%	1.79%
Return After Taxes(3)
on Distributions
and Sale of Shares
CLASS A		(0.73)%	7.50%	1.81%
Dow Jones
Target
2030 Index		8.43%	16.73%	8.35%
Dow Jones
U.S. Target
2030 Index(4)		4.43%	13.62%	6.83%

(1)	Reflects the inception dates of the predecessor fund.
(2)	These figures reflect deduction of sales charges.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2030 Index.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Each of the share classes described in this prospectus has its own cost structure. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Class A	Class C
(fees paid directly from your investment)	Shares	Shares
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)	4.75%	None
Maximum deferred sales charge (as a percentage of the
Net Asset Value at purchase)	None(1)	1.00%(2)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%	0.60%
Distribution (12b-1) and Service Fees	0.50%	1.00%
Other Expenses(3)	0.76%	0.76%

Total Annual Fund Operating Expenses Before Reductions	1.86%	2.36%
Acquired Fund Fees(2)	0.00%	0.00%

Expense Reductions(4)	-0.71%	–0.71%
Total Annual Fund Operating Expenses After Reductions	1.15%	1.65%

(1) Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2) “Acquired Fund” means any investment company in which the Fund invests or has invested during the period. Through its investments in Acquired Funds, the Fund will indirectly pay a portion of the operating expenses, including management fees of the Acquired Funds. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. Actual fees will vary based on the Fund’s allocation of assets to, and the annualized net expenses of the Acquired Funds.

(3) Class C shares will be assessed a 1.00% CDSC if redeemed within one year of the date of purchase.

(4) Other Expenses are based on estimated amounts for the current fiscal year.

(5) American Independence Financial Services, LLC has agreed to reduce the management fee and reimburse expenses in order to keep the Total Annual Fund Operating Expenses at 1.20% for Class A shares and 1.70% for Class C shares. This reduction lowers the expense ratio and increases overall returns to investors.

Expense EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$587	$966	$1,370	$2,496
Class C Shares
No Redemption	$168	$669	$1,196	$2,642
With Redemption	$268	$669	$1,196	$2,642

NestEgg 2030 Fund 25

N E S T E G G TA R G E T D AT E F U N D S

NestEgg 2040 Fund

The objective of the NestEgg 2040 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

MAIN STRATEGIES

The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation between stocks, bonds, and cash will change over time in relation to its target retirement date. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

> Common stocks of companies traded on major stock exchanges

> Fixed income securities

> Short term money market securities

> Exchange-traded funds (“ETFs”) that provide exposure to one or more Dow Jones Style Indexes, the Lehman Bond Indexes, or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

> Foreign securities

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2040 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

> The Fund may engage in securities lending.

> The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have a long-term horizon, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2040.

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2040 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Premium Class shares prior to the reorganization. The performance of the predecessor fund’s Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund’s Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

     PERFORMANCEBARCHARTAND TABLE YEAR-BY-YEARTOTALRETURNS- CLASS- A {1}

Best Quarter	15.90%	Q2 ‘03
Worst Quarter	(16.10)%	Q3 ‘02

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
	Inception	2007	2007	Inception (1)
Return Before Taxes	January 4, 1999
CLASS A		(0.27)%	10.55%	2.25%
CLASS C		3.04%	11.96%	2.30%
Return After Taxes(3)
on Distributions
CLASS A		(1.79)%	9.59%	1.72%
Return After Taxes(3)
on Distributions
and Sale of Shares
CLASS A		(0.83)%	8.95%	1.77%
Dow Jones
Target
2040 Index		8.48%	17.67%	8.64%
Dow Jones
U.S. Target
2040 Index(4)		4.04%	14.23%	6.83%

(1)	Reflects the inception dates of the predecessor fund.
(2)	These figures reflect deduction of sales charges.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2040 Index.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Each of the share classes described in this prospectus has its own cost structure. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Class A	Class C
(fees paid directly from your investment)	Shares	Shares
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)	4.75%	None
Maximum deferred sales charge (as a percentage of the
Net Asset Value at purchase)	None(1)	1.00%(2)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%	0.60%
Distribution (12b-1) and Service Fees	0.50%	1.00%
Other Expenses(3)	0.77%	0.50%

Acquired Fund Fees(2)		0.00%

Total Annual Fund Operating Expenses Before Reductions	1.87%	2.10%
Expense Reductions(4)	–0.63%	–0.36%
Total Annual Fund Operating Expenses After Reductions	1.24%	1.74%

(1)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2)	“Acquired Fund” means any investment company in which the Fund invests or has invested during the period. Through its investments in Acquired Funds, the Fund will indirectly pay a portion of the operating expenses, including management fees of the Acquired Funds. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. Actual fees will vary based on the Fund’s allocation of assets to, and the annualized net expenses of the Acquired Funds.
(3)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of the date of purchase.
(4)	Other Expenses are based on estimated amounts for the current fiscal year.
(5)	American Independence Financial Services, LLC has agreed to reduce the management fee and reimburse expenses in order to keep the Total Annual Fund Operating Expenses at 1.25% for Class A shares and 1.75% for Class C shares. This reduction lowers the expense ratio and increases overall returns to investors.

Expense EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$595	$977	$1,382	$2,512
Class C Shares
No Redemption	$177	$623	$1,096	$2,403
With Redemption	$277	$623	$1,096	$2,403

About the Funds

Over a market cycle, approximately 40% of the equity portion of the Funds and typically less than 5% of the fixed income portion of the Funds will be held in securities outside the United States. The NestEgg Target Date Funds’ systematic reduction of equity risk over time reflects higher levels of potential risk in the Funds’ early years and lower levels of potential risk in the years immediately prior to the targeted years. The Funds will utilize a risk controlled tactical asset allocation model to vary the relative weights of the major asset classes in an attempt to minimize risk and generate additional returns. At 40 years prior to the target year, the Funds’ targeted risk level is benchmarked at 90% of the risk of the global equity market as measured by the Standard & Poor’s/Citigroup BMI World Index, for the first five years. The major asset classes’ benchmarks; S&P/Citigroup BMI World, Lehman U.S. Government Index and 3 Month U.S. Treasury Bills are rebalanced systematically within the Funds to reduce potential risk as the Funds approach the targeted dates. At 35 years prior to the target year, the Fund’s benchmark begins to reflect reductions in potential risk. A new targeted risk level is calculated each quarter as a function of the current risk of the global equity component and the number of months remaining to the Index’s target year. The quarterly risk reductions in the benchmark continue until the benchmark reflects 20% of the equity risk, on December 1 of the year ten years after maturity. Once an index reaches that date, it intends to reflect 20% of the equity risk.

Each of the NestEgg Target Date Funds is offered to investors who are saving for a particular goal in life – such as retirement – or need to withdraw a substantial portion of their investment in, or close to, the year named in the Fund’s title.

o	Glide Path
	n	The glide path is the strategic asset allocation of the fund. Currently, the asset allocation of the portfolios does not vary from the strategic asset allocation. The NestEgg Funds will use a quantitative asset allocation model to tactically allocate the major asset classes relative to the strategic asset allocation. The tactical asset allocation decisions will be +/- 10% (multiplicative) of the equity risk component of the strategic allocation until the target date approaches.
	n	The primary “low volatility” investment will shift from cash to U.S. Treasuries.
o	Underlying Investments
	n	The primary investments that the Funds utilize are global equities, U.S. Treasury Bonds and cash. The methodology will utilize the float adjusted cap weighted Standard and Poor’s/CitiGroup Broad Market World Index with a fixed U.S. component of 60% as the equity benchmark and the Lehman Brothers U.S. Treasury Index as the benchmark for fixed income. The methodology will add an “Alternative” bucket that may invest in assets not covered in the benchmarks above, but included in the prospectus. These investments may include: long/short strategies, commodities, currencies, etc.
	n	The underlying assets will be managed in an active style of management with tight risk controls and oversight.

The Funds will pursue their objectives by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds’ portfolio managers use quantitative analysis techniques to keep the Funds as fully invested as possible in all market environments.

Principal Investments

The Funds’ securities are weighted in an attempt to outperform the Funds’ benchmarks. The broad based investment characteristics of the Funds will be similar to those of the Standard and Poor’s/CitiGroup

Broad Market World Index as the equity benchmark and the Lehman Brothers U.S. Treasury Index as the benchmark for fixed income over a market cycle. The Funds may exclude or remove any stock from the Funds if the Funds’ Managers believe that the stock is unattractive based upon its characteristics or has become illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. The Funds may hold assets in short-term debt securities or money market instruments for liquidity purposes. The Funds may lend their investment securities up to 30% of their total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Funds have yet to implement securities lending.

PORTFOLIO MANAGERS

The Funds’ portfolio managers are responsible for the day-to-day management of the Funds. The Funds are co-managed by, Mr. T. Kirkham Barneby, Mr. James Holmgren, Mr. Michael Holmgren and Mr. Frank Vallario.

Mr. T. Kirkham Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income. At AIFS he utilizes a proprietary discipline, grounded in the economic theory of interest rate behavior, to manage interest rate exposure or risk. Prior to AIFS Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches. Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets. Earlier, in the 1980s, Mr. Barneby was part of a team at Continental Can that made asset allocation decisions for the company’s pension plan. He began his career in the Economics Department at First National City Bank (Citibank).

Mr. John Holmgren joined AIFS in 2008 as Chief Investment Officer –Equities and is responsible for the oversight, development and implementation of equity strategies. He previously was Chief Investment Officer and Chief Executive Officer of DSI International Management, Inc (DSI), which was acquired by UBS (Paine Webber) in 1999. Mr. Holmgren was a Managing Director at UBS and sat on the various UBS Global AM and O’Connor Investment and Management Committees. He worked closely with the other senior members of UBS Global AM leadership to ensure investment and logistical priorities were met. He began his financial markets career as a registered representative with Ascher Decision, a broker dealer (1983 to 1986). From 1986 to 1988, he was a product developer and marketing representative for Decision Services, Inc., an independent economic and securities research firm. In 1987 he was one of the original founders of DSI International Management. From 1988 to 1997, he was the founder and President of DSC Data Services, Inc., an independent, quantitative research firm.

Mr. Michael Holmgren joined AIFS in 2008 and is responsible for the development and implementation of quantitative investment product. He was Chief Operating Officer of DSI from 2005 -2007 and a member of the portfolio management team. Mike Holmgren was responsible for investment operations and portfolio implementation of the DSI business group within UBS Global AM. DSI was a key provider of global quantitative risk controlled and long/short equity products within UBS Global Asset Management. He joined DSI International Management, Inc. in 1988 as an analyst to develop, operate and enhance the global equity databases and portfolio simulation processes. Prior to joining DSI, he worked in product development at Decision Services, an independent economic and securities firm.

Mr. Frank Vallario joined AIFS as a Portfolio Manager in 2008. Previously, he was a member of the portfolio management team for DSI, responsible for managing the group’s U.S. risk controlled and

U.S. long/short equity products. His other responsibilities included stock selection research, alternative portfolio construction, product development and performance attribution for the group’s global risk controlled and long/short equity products. He began his career in 1995 in the capital markets division of PaineWebber, Inc. In 1996, Mr. Vallario joined the asset management division’s Quantitative Investments Group as a portfolio manager.

Market capitalization The total market value of all shares owned by investors. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole. Terms such as “small cap” and “large cap” refer to stocks with small and large total market values, respectively. “Float adjusted” market capitalization measures only those shares that are readily available for trading.

Growth stocks Stocks that appear to have above-average potential for growth in revenue, earnings and stock price over time.

Value stocks Stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.

Risks of Investing

Before investing, you should carefully consider your investment goals, your time horizon, and your tolerance for risk. This knowledge can be helpful in identifying the Fund(s) in this prospectus that may most closely match your investing needs. Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

MAIN INVESTMENT RISKS

Stock Market Risk Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk

Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Interest Rate Risk When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Credit Risk The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

Diversification Risk A Fund may invest a large percentage of its assets in the securities of a smaller number of issuers or industries. This vulnerability to factors affecting a single investment can result in greater Fund losses and volatility.

Foreign Investment Risk A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues.

Short Sale Risk. The Fund is subject to short sale risk. Short selling shares of ETFs may result in the Fund's investment performance suffering if it is required to close out a short position earlier than it had intended. This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. The Board of Trustees (the "Board of Trustees") has considered the Fund's short sales strategy and its attendant risks and has determined that the strategy does not impair the Fund's ability to meet redemptions or meet other regulatory requirements. The Board of Trustees has adopted policies and procedures, and regularly reviews the adequacy of those policies and procedures, to ensure that the Fund's short positions are continuously monitored, comply with regulatory requirements and are in the best interests of the Fund's shareholders.

Management risk The Funds’ performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Repurchase agreement risk

Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment in a Fund to decline.

Securities lending risk To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

The Investment Adviser

The investment adviser for these funds is American Independence Financial Services, LLC (“AIFS”). AIFS is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017. Under the supervision of the Board of Trustees, AIFS is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, AIFS receives a management fee from each Fund. The management fee for each Fund is 0.60% of average daily net assets. AIFS has agreed to waive a portion of its management fee and reimburse expenses in order to maintain the funds’ total operating expenses at not more than the following percentages of average annual net assets of the shares classes:

	Class A	Class C
NestEgg 2010	0.95%	1.45%

NestEgg 2020	1.05%	1.55%
NestEgg 2030	1.20%	1.70%
NestEgg 2040	1.25%	1.75%

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The Funds also offer an Institutional Class of Shares which is available in a separate prospectus. The following classes of shares are available through this Prospectus:

> Class A Shares — with a front-end sales charge, volume reductions and lower ongoing expenses than Class C shares. For purchases of $1,000,000 or more a Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and .50% CDSC will be assessed if redeemed after the first year and within the second year.

> Class C Shares — no front-end sales charge, a 1.00% CDSC on redemptions made within one year of purchase and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you. You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares. Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused. Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus beginning on page . You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

	Front-End	Front-End
	Sales Charge	Sales Charge	Broker-Dealer
	as % of Public	as % of Net	Amount of
AMOUNT OF PURCHASE	Offering Price	Amount Invested	Sale Concession
Less than $50,000	4.75%	4.99%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.36%	3.00%
$250,000 to $499,999	2.50%	2.30%	2.25%
$500,000 to $999,999	1.75%	1.27%	1.50%
$1,000,000 and over[1]	1.00%	0.00%	1.00%

(1)	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or .50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

CLASS C SHARES SALES CHARGES

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A after six years.

REDUCTIONS AND WAIVERS OF SALES CHARGES

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

CLASS A SHARE SALES CHARGE REDUCTIONS

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

> You pay no front-end or back-end sales charges on Fund shares you buy with Reinvested distributions.

> You pay a lower sales charge if you are investing an amount over a Breakpoint Level. See the “Class A Share Sales Charge Schedule” above.

> By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

> Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any NestEgg Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

> You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares of another fund family within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

> a family unit, including children under the age of twenty-one or single trust estate; > a trustee or fiduciary purchasing for a single fiduciary relationship; or

> the members of a “qualified group,” which consists of a “company” (as defined under the Investment Company Act of 1940), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $100,000 in a NestEgg Target Date Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.75% on the first $49,999, then 4.00% on the next $50,000!

CDSC WAIVERS

The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

WAIVERS FOR CERTAIN PARTIES

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses and pay no front-end sales charge. The following people can buy Class A shares at NAV:

> Current and retired employees, directors/trustees and officers of:

• NestEgg Target

Date Funds (including any predecessor funds);

• American Independence

Financial Services, LLC and its affiliates; and

• family members of any of the above.

> Current employees of:

• American Independence

Financial Services, LLC and its affiliates;

• National Basketball Players

Association;*

• broker-dealers who act as selling agents; and

• immediate family members

(spouse, sibling, parent or child) of any of the above.

* The National Basketball Players Association negotiates on behalf of all members with certain financial service providers. The Adviser is included as part of the National Basketball Players Association’s financial education program.

Contact your selling agent for further information.

You also may buy Class A shares of any Fund at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom the NestEgg Target Date Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service (12b-1) Fees

Each of the NestEgg Target Date Funds has adopted a plan that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for services, as defined by FINRA, of Class A assets and up to .75% of Class C assets. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment. Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the Fund’s Adviser may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above. In addition, AIFS, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the Funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/ or administrative services support (“Distribution Related Payments”). This compensation from AIFS is not reflected in the fees and expenses listed in the fee table section of the prospectus because it is not paid by the Funds. AIFS compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary.

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary’s Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS’ goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and “due diligence” or training meetings and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.

Payments may also be made by the Funds or AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account setup, recordkeeping and other services (“Service Related Payments”). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by AIFS and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

How to Invest

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange Fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as a NestEgg Target Date Funds shareholder.

You can find out more about the topics covered here by contacting the NestEgg Target Date Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

How To Buy Fund Shares

Use the instructions on these pages if you are investing directly with NestEgg Target Date Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS

Class A and Class C Shares investors can	Class A and Class C Shares investors can		REGULAR MAIL
open an account for as little as $1,000	add as little as $25 at a time to an account.		NestEgg s Target
($250 for a retirement IRA). We reserve the	We reserve the right to waive these		Date Funds
right to waive these minimums in certain	minimums in certain instances.		P.O. Box 8045
instances. Be sure to read the Fund’s			Boston, MA 02266-8045
prospectus before you invest.

By mail or express delivery			EXPRESS, REGISTERED,
OR CERTIFIED
> Complete and sign an application	>	Make out an investment check
(if you need an application, you		to “NestEgg Funds”	NestEgg Target Date
may download it from the web site			Funds
or call 1-888-266-8787)	>	Return a deposit stub or write a letter	c/o Boston Financial
		that includes your name, account	Data Services
> Send the application to us at the		number, the amount of your investment,	30 Dan Road
appropriate address, along with an		and the fund name and share class	Canton, MA 02021
investment check made out to	>	Sign the letter, enclose the check,
“NestEgg Funds”		and mail it to the appropriate address

By wire			* Note:
> Call 1-888-266-8787 to obtain	>	Please call 1-888-266-8787 for wiring	A signature guarantee is
instructions for sending your		instructions. There is a $1,000	required in order to add
application, and for instructing your		minimum for wiring funds.	bank account instructions to
bank to wire transfer your investment.			your account.
	>	Be aware that your bank may
charge a fee to wire money

FIRST INVESTMENT	ADDITIONAL INVESTMENTS

By phone
> Initial investments cannot be made by	> To use this service, call 1-888-266-
phone. Please complete and mail an	8787 to verify that the service is in
application to the appropriate address.	place, then using the voice prompts
you may place your purchase order
> Prior to placing a purchase order by
phone via ACH transfer, you must first
have your bank account instructions
established on your account. If you did
not select this option when establishing
your account, verify that your bank is a
member of the Automated Clearing
House system. You may then download
and complete an Additional Services
Request Form* available at
www.nesteggfunds.com or call us at 1-
888-266-8787 to have one mailed to
your address of record. There is a $100
minimum on ACH transfers.

Automatic investment plan
> You can enroll in the Automatic	> To make changes to your automatic
Investment Plan by completing the	investment plan, call 1-888-266-8787.
appropriate section on the application.	If you did not select this option when
establishing your account, verify that
your bank is a member of the
Automated Clearing House system.
You may then download and complete
an Additional Services Request Form*
available at www.nesteggfunds.com or
call us at 1-888-266-8787 to have one
mailed to your address of record.

* Note: A signature guarantee is required in order to add bank account instructions to your account.

How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES

Be sure to obtain and read a current	Some sell orders, including those for		REGULAR MAIL
prospectus for the Fund you are	more than $100,000, must be placed in		NestEgg Target
exchanging into. For additional information	writing with a signature guarantee (see		Date Funds
please contact us at 1-888-266-8787	page XX). There is a $25 minimum on		P.O. Box 8045
	exchanging Fund shares.		Boston, MA 02266-8045

By fax
> Send a fax to 1-877-513-1129 that	>	Write a letter that includes your account	EXPRESS, REGISTERED,
includes your account number, the		number, the fund name and share	OR CERTIFIED
fund name and share class you are		class, and the dollar value or number of
exchanging out of, the dollar value or		share to be sold	NestEgg Target Date
number of shares to be exchanged,			Funds
and the name and share class of the	>	Have the letter signed by all account	c/o Boston Financial
fund you are exchanging into.		owners, with the name(s) and address	Data Services
		exactly as they are on the account	30 Dan Road
> Have the fax signed by all account			Canton, MA 02021
owners, with the name(s) and address	>	Fax number for Exchanging/Selling/
exactly as they are on the account.		Update to the Fund is 1-877-513-1129.

By mail or express delivery
> Write a letter that includes your account	>	Write a letter that includes your
number, the fund name and share		account number, the fund name and
class you are exchanging out of, the		share class, and the dollar value or
dollar value or number of shares to be		number of shares to be sold
exchanged, and the name and share	>	Have the letter signed by all account
class of the fund you are exchanging into
owners, with the name(s) and address
> Have the letter signed by all account		exactly as they are on the account
owners, with the name(s) and address
	>	Mail the letter to the appropriate address
exactly as they are on the account
> Mail the letter to the appropriate address

EXCHANGING INTO ANOTHER		SELLING SHARES

FUND By phone, wire, or ACH			*NOTE:

>	Call 1-888-266-8787 to request	> To use this service, call 1-888-266-	A signature guarantee is
	an exchange	8787 to verify that the service is in	required in order to add
		place, then using the voice prompts	bank account instructions to
		you may place your sell order	your account.
> Prior to placing a sell order by phone via wire
		or ACH transfer, you must first have your	Web site
bank account instructions established on
		your account. If you did not select this option	www.nesteggfunds.com
when establishing your account, verify that
your bank is a member of
		the Automated Clearing House system.	REGULAR MAIL
		You may then download and complete	NestEgg Target
		an Additional Services Request Form*	Date Funds
		available at www.nesteggfunds.com or	P.O. Box 8045
		call us at 1-888-266-8787 to have one	Boston, MA 02266-8045
mailed to your address of record

> Telephone redemption to your address
		of record is available unless you	EXPRESS, REGISTERED,
		declined it on your application	OR CERTIFIED
		> Minimum sell order for wire is	NestEgg Target
		$1,000; for ACH transfer $100	Date Funds
c/o Boston Financial
Systematic withdrawal plan			Data Services
>	You can enroll in the systematic	> To make changes to your systematic	30 Dan Road
	withdrawal plan by completing the	withdrawal plan, please call 1-888-266-	Canton, MA 02021
	appropriate section on the application	8787. If you did not select this option
when establishing your account, verify
>	You must have a minimum balance	that your bank is a member of
	of $10,000 to set up your systematic	the Automated Clearing House system.
	withdrawal plan. Withdrawals can be	You may then download and complete
	for as little as $100 each.	an Additional Services Request Form*
available at www.nesteggfunds.com or
call us at 1-888-266-8787 to have one
mailed to your address of record

Shareholder Services and Policies

As a NestEgg Target Date Funds shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your NestEgg Target Date Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place, go to www.nesteggfunds.com and download our Additional Services Request Form or call 1-888-266-8787 and one will be mailed to your address of record.

Tax-advantaged investment plans A full range of retirement and other tax-advantaged investment plans is available directly from NestEgg Target Date Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdell Education Savings Accounts and pension plans. All Funds and both share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, go to the web site or call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege As a NestEgg Target Date Funds investor, you can exchange all of your shares of one NestEgg Target Date Fund for the same class of shares in any other Target Date Fund or American Independence Fund.

OUR ‘‘ONE COPY PER HOUSEHOLD’’ POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor, or call 1-888-266-8787.

Automatic Investment Plan

Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your Fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the Fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bi-monthly, quarterly or annually from your NestEgg Target Date Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments

Generally, dividends and capital gains distributions are automatically reinvested in shares of the same Fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principle in your investing. You simply invest a fixed dollar amount in a given Fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

POLICIES ABOUT TRANSACTIONS

Business hours The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each NestEgg Target Date Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern Time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading. If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed You can place an order to buy or sell shares at any time. A purchase request received by NestEgg Target Date Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in “good order” will be processed at that day’s NAV plus any applicable sales charge or redemption fee. Because any order you place through a financial advisor has to be forwarded to NestEgg Target Date Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the Transfer Agent in a timely manner.

Paying for shares you buy

Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, credit card convenience checks, travelers checks or third party checks (checks made out to you and signed over to us).

Wire transaction policies Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more. Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on page 37.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Our Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are: > when you want to sell more than $100,000 worth of shares > when you want to send the proceeds to a third party > when the address or bank of record on the account has changed in the past 60 days You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days: > when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 business days) > when unusual circumstances prompt the SEC to permit further delays If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the funds calculate share prices

The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and Fund involved. We calculate a NAV for each Fund and share class every day the Funds are open for business. With each Fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions Exchanges are shareholder privileges, not a right. We may modify or terminate the exchange privilege, giving shareholders 60-days notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Funds’ Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated with Excessive or Short-Term Trading
To the extent that the Funds or other agents are unable to curtail excessive tradingpractices in a Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, and engaging in portfolio transactions. Increased portfolio transactions would correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance; maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it will request that the shareholder or financial intermediary stop such activities; or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent will restrict purchases or exchanges or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interest of all shareholders. The Funds also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker or retirement plan administrator, maintains the record of the Fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisors, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading.

To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the funds value their holdings

We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a Fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Share certificates

We do not issue share certificates.

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

> reject your account application if you fail to give us a correct Social Security or other tax ID number

> withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

> close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30-days notice so you can either increase your balance or close your account > pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

> change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for Fund investments or wire transfers, or change the policies for telephone orders)

> suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the Fund from trading portfolio securities or pricing its shares

> withdraw or suspend the offering of shares at any time

> reject any order we believe may be fraudulent or unauthorized

> reject or limit purchases of shares for any reason > reject a telephone or online redemption if we believe it is advisable to do so

Distributions and Taxes

Mutual funds pass along to shareholders virtually all of their net earnings. A Fund can earn money in two ways: by receiving interest, dividends, or other income payments from securities it holds, or by selling securities for more than what it paid for them. Keep in mind that a Fund’s earnings are separate from any gains or losses you may realize from your own transactions in Fund shares. A Fund is not necessarily obligated to pay its shareholders a distribution during any particular period.

WHEN THE FUNDS PAY
DIVIDENDS AND DISTRIBUTIONS	Dividends	Capital Gains
NestEgg 2010 Fund	Monthly	Annually

NestEgg 2020 Fund	Annually	Annually
NestEgg 2030 Fund	Annually	Annually
NestEgg 2040 Fund	Annually	Annually

A Fund may also pay dividends and capital gain distributions at other times if it means that the Fund would otherwise have to pay federal income or excise tax.

Choices for receiving dividends and distributions You can choose how you receive your dividends and distributions. You can: > have all dividends and distributions automatically reinvested in Fund shares, at NAV (this is the only option for retirement accounts and other tax-deferred accounts) > have all dividends and distributions sent to you by check or sent to your bank account by ACH transfer

Please indicate your preference on your application. If you do not give us any instructions, we will reinvest all dividends and distributions in the Fund from which they originated. To change the dividend and distribution arrangement on an existing account, call 1-888-266-8787.

Note that if any dividend or distribution payments are returned as undeliverable, those payments and any future payments will be reinvested until we receive valid instructions otherwise. You will not receive any interest on uncashed dividend and distribution checks.

Because each shareholder’s tax situation is unique, ask your tax professional for more information about the possible tax consequences of your NestEgg Target Date Fund investments.

Tax consequences of buying and selling fund shares In general, buying and selling Fund shares will have tax consequences for you. (An important exception is an IRA or other tax-advantaged account.) When you sell shares, you typically will realize either a capital gain or loss. If you have a gain, how it is taxed depends in part on how long you owned the shares. Note that for tax purposes, an exchange from one Fund to another is the same as a sale.

Tax status of dividends and distributions The tax status of the Fund earnings you receive and your own Fund transactions generally depend on their type:

Generally taxed at ordinary income rates:

> short-term capital gains from selling Fund shares

> taxable income dividends paid by a Fund (although non-corporate taxpayers may be entitled to a reduced tax rate on these dividends based on the amount of qualified dividend income received by the Funds) > short-term capital gains distributions paid by a Fund

Generally taxed at capital gains rates:

> long-term capital gains from selling Fund shares > long-term capital gains distributions paid by a Fund In addition, Fund payments and transactions may be subject to state and local taxes.

Tax status statements Every January, each NestEgg Target Date Fund mails out detailed tax information to its shareholders. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

Note that dividends or distributions that are declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

“BUYING A DIVIDEND”

If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the Fund declares a dividend. In tax-advantaged retirement accounts, you don’t need to worry about this.

Financial Highlights – NestEgg Funds

The financial highlights table helps you understand the Fund’s financial performance for the past five years or the life of the Fund or Class, if less than five years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the American Independence Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions). As a result of the reorganization, the funds will carry forward the performance history of the predecessor funds as the predecessor fund is the accounting survivor. Each share class will have different performance and different annual operating expenses. The information below for the years ended October 31, 2006 and October 31, 2007 has been audited by Grant Thornton LLP, the Funds’ independent registered public accounting firm, whose report is included in the Funds’ annual report along with the Funds’ financial statements. Information for previous years and periods was audited by the predecessor funds’ independent registered public accounting firm. The annual report is available upon request.

NestEgg Target Date Funds

Financial Highlights - Class A
Selected data for a share outstanding throughout the period indicated.

				Per share data								Ratios/Supplemental Data
		Investment Operations			Distributions From
			Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations						Total Return (excludes sales charge)*			Ratio of net investment income (loss) to average net assets**
	Net Asset Value Beginning of Period	Net investment income (loss)									Net Assets at end of period (000's)	Ratio of expenses to average net assets(d)**		Ratio of expenses to average net assets(a)(d)**
					Net investment income		Net realized gains		Net Asset Value, End of Period						Portfolio turnover rate(b)*
								Total Distributions

NestEgg 2010 Fund
For the year ended
10/31/2008	$10.38	$0.33	$(1.71)	$(1.38)	$(0.27)		$(0.23)	$(0.50)	$8.50	(13.84%)	$344	0.95%	3.44%	3.10%	88%
10/31/2007	$10.34	$0.29	$0.38	$0.67	$(0.28)		$(0.35)	$(0.63)	$10.38	6.75%	$359	1.32%	2.84%	3.24%	66%
10/31/2006 (c)	$10.28	$0.28	$0.50	$0.78	$(0.30)		$(0.42)	$(0.72)	$10.34	8.00%	$314	1.48%	2.82%	2.81%	191%
10/31/2005	$10.46	$0.21	$0.08	$0.29	$(0.21)		$(0.26)	$(0.47)	$10.28	2.80%	$261	1.55%	2.01%	2.97%	33%
10/31/2004	$10.12	$0.18	$0.37	$0.55	$(0.21)		$-	$(0.21)	$10.46	5.43%	$128	1.55%	1.74%	2.51%	35%

NestEgg 2020 Fund
For the year ended
10/31/2008	$11.65	$0.33	$(3.09)	$(2.76)	$(0.20)		$(0.47)	$(0.67)	$8.22	(24.98%)	$155	1.05%	2.52%	1.71%	52%
10/31/2007	$11.16	$0.18	$0.91	$1.09	$(0.19)		$(0.41)	$(0.60)	$11.65	10.19%	$351	1.35%	1.67%	1.74%	66%
10/31/2006 (c)	$10.23	$0.22	$0.77	$0.99	$(0.06)		$-	$(0.06)	$11.16	9.68%	$269	1.48%	1.93%	1.89%	161%
10/31/2005	$9.85	$0.14	$0.39	$0.53	$(0.15)		$-	$(0.15)	$10.23	5.35%	$259	1.53%	1.36%	2.26%	35%
10/31/2004	$9.30	$0.10	$0.57	$0.67	$(0.12)		$-	$(0.12)	$9.85	7.19%	$184	1.44%	1.12%	2.17%	44%

NestEgg 2030 Fund
For the year ended
10/31/2008	$11.30	$0.16	$(3.54)	$(3.38)	$(0.10)		$(0.63)	$(0.73)	$7.19	(31.76%)	$330	1.20%	1.64%	1.91%	29%
10/31/2007	$11.35	$0.09	$1.24	$1.33	$(0.10)		$(1.28)	$(1.38)	$11.30	12.83%	$524	1.38%	0.88%	1.95%	72%
10/31/2006 (c)	$10.36	$0.12	$1.00	$1.12	$(0.05)		$(0.08)	$(0.13)	$11.35	10.95%	$386	1.48%	1.10%	2.05%	165%
10/31/2005	$9.78	$0.09	$0.59	$0.68	$(0.10)		$-	$(0.10)	$10.36	6.96%	$252	1.55%	0.86%	2.42%	43%
10/31/2004	$9.11	$0.06	$0.67	$0.73	$(0.06)		$-	$(0.06)	$9.78	8.00%	$161	1.55%	0.46%	2.29%	49%

NestEgg 2040 Fund
For the year ended
10/31/2008	$11.63	$0.12	$(3.91)	$(3.79)	$(0.07)		$(0.73)	$(0.80)	$7.04	(34.76)%	$482	1.25%	1.21%	1.88%	21%
10/31/2007	$11.57	$0.06	$1.42	$1.48	$(0.05)		$(1.37)	$(1.42)	$11.63	14.11%	$783	1.40%	0.49%	1.91%	70%
10/31/2006 (c)	$10.34	$0.08	$1.20	$1.28	$(0.05)	$		$(0.05)	$11.57	12.38%	$637	1.48%	0.65%	2.025%	164%
10/31/2005	$9.60	$0.05	$0.78	$0.83	$(0.09)	$		$(0.09)	$10.34	8.63%	$395	1.55%	0.40%	2.41%	48%
10/31/2004	$8.86	$0.01	$0.78	$0.79	$(0.05)	$		$(0.05)	$9.60	8.88%	$231	1.55%	0.06%	2.28%	57%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Prior to March 2, 2006, Class A Shares were named Premium Shares.
(d)	Does not include expenses of the investment companies in which the Funds invested.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

NestEgg Target Date Funds

Financial Highlights - Class C
Selected data for a share outstanding throughout the period indicated.

						Per Share data							Ratios/Supplemental Data
			Investment Operations				Distributions From
														Ratio of net investment income (loss) to average net assets**
				Net realized and unrealized gains (losses)		Increase (Decrease) from investment operations					Total Return (excludes sales charge)*
		Net Asset Value Beginning of Period	Net investment income (loss)									Net Assets at end of period (000 's)	Ratio of expenses to average net assets(c)**		Ratio of expenses to average net assets(a)(c)**
							Net investment income	Net realized gains		Net Asset Value, End of Period						Portfolio turnover rate(b)*
									Total Distributions

NestEgg 2010 Fund
For the year ended
10/31/2008		$10.38	$0.28		$(1.72)	$(1.44)	$(0.19)	$(0.23)	$(0.42)	$8.52	(14.31%)	$11	1.45%	2.94%	3.63%	88%
10/31/2007		$10.32	$0.24		$0.38	$0.62	$(0.21)	$(0.35)	$(0.56)	$10.38	6.24%	$20	1.82%	2.35%	3.78%	66%
10/31/2006	(d)	$10.18	$0.18		$0.18	$0.36	$(0.22)	$-	$(0.22)	$10.32	3.62%	$19	1.95%	2.52%	3.34%	191%

NestEgg 2020 Fund
For the year ended
10/31/2008		$11.59	$0.23		$(3.04)	$(2.81)	$(0.15)	$(0.47)	$(0.62)	$8.16	(25.47%)	$34	1.55%	2.28%	2.22%	52%
10/31/2007		$11.13	$0.13		$0.91	$1.04	$(0.17)	$(0.41)	$(0.58)	$11.59	9.68%	$8	1.85%	1.18%	2.25%	66%
10/31/2006	(d)	$10.78	$0.10		$0.25	$0.35	$-	$-	$-	$11.13	3.25%	$7	1.95%	1.43%	2.22%	161%

NestEgg 2030 Fund
For the year ended
10/31/2008		$11.23	$0.13		$(3.54)	$(3.41)	$(0.07)	$(0.63)	$(0.70)	$7.12	(32.16%)	$206	1.70%	1.23%	2.41%	29%
10/31/2007		$11.31	$0.04		$1.22	$1.26	$(0.06)	$(1.28)	$(1.34)	$11.23	12.14%	$10	1.87%	0.37%	2.45%	72%
10/31/2006	(d)	$11.00	$0.03		$0.28	$0.31	$-	$-	$-	$11.31	2.82%	$7	1.95%	0.42%	2.40%	165%

NestEgg 2040 Fund
For the year ended
10/31/2008		$11.57	$0.06		$(3.89)	$(3.83)	$-	$(0.73)	$(0.73)	$7.01	(35.11%)	$21	1.75%	0.71%	2.11%	21%
10/31/2007		$11.54	$-	^ $	1.42	$1.42	$(0.02)	$(1.37)	$(1.39)	$11.57	13.49%	$18	1.89%	(0.09%)	2.42%	70%
10/31/2006	(d)	$11.23	$-	^ $	0.31	$0.31	$-	$-	$-	$11.54	2.76%	$7	1.95%	(0.01%)	2.35%	164%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Does not include expenses of the investment companies in which the Funds invested.
(d)	Class C Shares commenced operations of March 15, 2006.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Less than $0.005 per share.

SERVICE PROVIDERS

Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator:
American Independence Financial Services,
LLC 335 Madison Avenue, Mezzanine
New York, New York 10017

Custodian: INTRUST Bank
NA 105 North Main Street
Wichita, Kansas 67202
Transfer Agent: Boston Financial Data
Services 30 Dan Road
Canton, Massachusetts 02021

Distributor: Foreside Distribution Services,
L.P. Ground Floor
Two Portland Square
Portland, Maine 04101

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the NestEgg Dow Jones Target Date Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

> Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

> Account History, including information about the transactions and balances in a customer's accounts; and

> Correspondence, written, telephonic or electronic between a customer and NestEgg Target Date Funds or service providers to the NestEgg Target Date Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the NestEgg Target Date Funds under one or more of these circumstances:

> As Authorized — if you request or authorize the disclosure of the information.

> As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the NestEgg Target Date Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

> Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the NestEgg Target Date Funds:

> to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the NestEgg Target Date Funds; and

> to maintain physical, electronic and procedural safeguards that comply with Federal standards to guard non-public personal information of customers of the NestEgg Target Date Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the NestEgg Target Date Funds.

(1)For purposes of this notice, the terms "customer" or "customers" includes individuals who provide non-public personal information to the NestEgg Target Date Funds, but do not invest in the Target Date Funds shares.

For more information

You will find more information about the Funds in the following documents:

Annual and Semi-Annual Reports The Funds’ annual and semi-annual reports, when available will contain additional information on each Fund’s investments. In the annual report you will find a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) The SAI contains detailed information about the Funds including their operations and investment policies. It is incorporated by reference and is legally considered to be a part of this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-888-266-8787, visiting the Funds’ website at www.nesteggfunds.com or writing to:

NestEgg Target Date Funds
335 Madison Avenue, Mezzanine
New York, NY 10017
1-866-410-2006
www.nesteggfunds.com

If you buy your shares through a financial institution, you may contact your institution for more information.

> You may review and obtain copies of the Funds’ documents by visiting the Public Reference Room at the Securities and Exchange Commission (the “Commission”) in Washington, DC. You may also obtain copies of the Funds’ documents after paying a duplicating fee by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090.

> Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

The Funds’ Investment Company Act File No. is 811-21757.

NE A&C 3110

March 1, 2009
INSTITUTIONAL CLASS

2010

2020	NestEgg Target Date Funds	Prospectus
2030
2040

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

Descriptions of each Fund’s goal, strategy, and main risks, along with information on costs, the individuals who manage the Funds, and the past performance of the indexes the Funds are intended to track.

About the Funds		1
	NestEgg 2010 Fund	6
		11
	NestEgg 2020 Fund	16
	NestEgg 2030 Fund	21
	NestEgg 2040 Fund
	NestEgg Target Date Funds
	Main Investment Risks	26
	The Investment Adviser	31

How to Invest	How To Buy Fund Shares	34
	How To Sell and Exchange Fund Shares	36
	Shareholder Services and Policies	38
	Information, instructions, and policies to know about
	your fund account and transactions	40
	Distributions and Taxes	44
	Financial Highlights	46
	Notice of Privacy Policy	52

NESTEGG  TARGET DATE FUNDS

NestEgg 2010 Fund

The objective of the NestEgg 2010 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

MAIN STR ATEGIES

The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation between stocks, bonds, and cash will change over time in relation to its target retirement date.

Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

  Common stocks of companies traded on major stock exchanges
  Fixed income securities
  Short term money market securities
  Exchange-traded funds (“ETFs”) or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.
  Foreign securities

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2010 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

  The Fund may engage in securities lending.
  The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have short to medium time horizons, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2010.

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg Capital Preservation Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares.

As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

Best Quarter	6.55%	Q2 ‘ 03
Worst Quarter	(4.37)%	Q3 ‘ 02

(1) These figures are for the year ended December 31 of each year.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
INSTITUTIONAL CLASS	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999	5.64%	6.61%	4.65%
Return After Taxes(2)
on Distributions		3.91%	5.11%	3.31%
Return After Taxes(2)
on Distributions
and Sale of Shares		3.95%	4.97%	3.30%
Dow Jones
Target
2010 Index		8.12%	8.14%	5.62%
Dow Jones
U.S. Target
2010 Index(3)		5.96%	8.81%	6.21%

(1)	Reflects the inception dates of the predecessor fund.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2010 Index.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%
Distribution (12b-1) and Service Fees	None
Other Expenses(3)	2.04%
Acquired Fund Fees(2)	0.00%
Total Annual Fund Operating Expenses Before Reductions	2.64%
Expense Reductions(2)	–2.21%
Total Annual Fund Operating Expenses After Reductions	0.43%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2) “Acquired Fund” means any investment company in which the Fund invests or has invested during the period. Through its investments in Acquired Funds, the Fund will indirectly pay a portion of the operating expenses, including management fees of the
Acquired Funds. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. Actual fees will vary based on the Fund’s allocation of assets to, and the annualized net expenses of the Acquired Funds.
(3)
(4)	American Independence Financial Services, LLC has contractually agreed to reduce the management fee and reimburse expenses until 3/1/10 in order to keep the Total Annual
Fund Operating Expenses at 0.45% for Institutional Class shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years

Institutional
Class
Shares	$44	$609	$1,201	$2,809

T ICKER SYMBOL    NETWX
CUSIPNUMBER        026762799

N E S T E G G TA R G E T D AT E F U N D S
NestEgg 2020 Fund

The objective of the NestEgg 2020 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

MAIN STR ATEGIES

The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation between stocks, bonds, and cash will change over time in relation to its target retirement date. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

  Common stocks of companies traded on major stock exchanges
  Fixed income securities
  Short term money market securities
  Exchange-traded funds (“ETFs”) or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.
  Foreign securities

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2020 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

  The Fund may engage in securities lending.
  The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have short to medium time horizons, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2020.

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2020 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

Best Quarter	10.43%	Q2 ‘03
Worst Quarter	(11.69)%	Q3 ‘02

(1) These figures are for the year ended December 31 of each year.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
INSTITUTIONAL CLASS	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999	5.54%	9.15%	3.61%
Return After Taxes(2)
on Distributions		3.79%	8.08%	2.72%
Return After Taxes(2)
on Distributions
and Sale of Shares		4.21%	7.48%	1.52%
Dow Jones
Target
2020 Index		12.22%	9.88%	5.66%
Dow Jones
U.S. Target
2020 Index(3)		5.06%	11.57%	6.55%

(1)	Reflects the inception dates of the predecessor fund.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2020 Index.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.59%
Acquired Fund Expenses(2)	0.00%
Total Annual Fund Operating Expenses Before Reductions	1.19%
Expense Reductions(3)	–0.68%
Total Annual Fund Operating Expenses After Reductions	0.51%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2) “Acquired Fund” means any investment company in which the Fund invests or has invested during the period. Through its investments in Acquired Funds, the Fund will indirectly pay a portion of the operating expenses, including management fees of the
Acquired Funds. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. Actual fees will vary based on the Fund’s allocation of assets to, and the annualized net expenses of the Acquired Funds.

(3)	American Independence Financial Services, LLC has contractually agreed to reduce the management fee and reimburse expenses until 3/1/10 in order to keep the Total Annual
Fund Operating Expenses at 0.55% for Institutional Class shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EX AMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years
Institutional
Class Shares	$52	$310	$589	$1,383

T ICKER SYMBOL NETHX
CUSIP NUMBER 026762773

NESTEGG TARGET DATE FUNDS
NestEgg 2030 Fund

The objective of the NestEgg 2030 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

MAIN STR ATEGIES

The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation between stocks, bonds, and cash will change over time in relation to its target retirement date.

Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

  Common stocks of companies traded on major stock exchanges
  Fixed income securities
  Short term money market securities
  Exchange-traded funds (“ETFs”) or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.
  Foreign securities

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2030 Fund are expected to be rebalanced monthly. Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

  The Fund may engage in securities lending.
  The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have a long-term horizon, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2030.

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2030 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

Best Quarter	13.26%	Q2 ‘03
Worst Quarter	(13.79)%	Q3 ‘02

(1) These figures are for the year ended December 31 of each year.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
INSTITUTIONAL CLASS	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999	5.54%	10.70%	3.50%
Return After Taxes(2)
on Distributions		3.80%	9.47%	2.75%
Return After Taxes(2)
on Distributions
and Sale of Shares		4.51%	8.94%	2.78%
Dow Jones
Target
2030 Index		15.89%	11.33%	5.88%
Dow Jones
U.S. Target
2030 Index(3)		4.43%	13.62%	6.72%

(1)	Reflects the inception dates of the predecessor fund.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2030 Index.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of
offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%
Distribution (12b-1) and Service Fees	None
Other Expenses(2)	0.79%
Acquired Fund Fees(2)	0.00%
Total Annual Fund Operating Expenses Before Reductions	1.39%
Expense Reductions(33	–0.74%
Total Annual Fund Operating Expenses After Reductions	0.65%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

(2) “Acquired Fund” means any investment company in which the Fund invests or has invested during the period. Through its investments in Acquired Funds, the Fund will indirectly pay a portion of the operating expenses, including management fees of the
Acquired Funds. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. Actual fees will vary based on the Fund’s allocation of assets to, and the annualized net expenses of the Acquired Funds.
(3)
(4)	American Independence Financial Services, LLC has contractually agreed to reduce the management fee and reimburse expenses until 3/1/10 in order to keep the Total Annual
Fund Operating Expenses at 0.70% for Institutional Class shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years
Institutional
Class
Shares	$66	$367	$690	$1,604

NESTEGG TARGET DATE FUNDS

NestEgg 2040 Fund

The objective of the NestEgg 2040 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

MAIN STR ATEGIES

The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation between stocks, bonds, and cash will change over time in relation to its target retirement date.

Although the Adviser

does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative ICKER ofSYMBOL the IndexesNEFYX the Fund seeks to replicate. CUSIPNUMBER If the Fund was 026762757 to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

  Common stocks of companies traded on major stock exchanges
  Fixed income securities
  Short term money market securities
  Exchange-traded funds (“ETFs or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

Fund Asset
Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2040 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

  The Fund may engage in securities lending.
  The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have a long-term horizon, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2040.

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2040 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

Best Quarter	16.12%	Q2 ‘03
Worst Quarter	(15.94)%	Q3 ‘02

(1) These figures are for the year ended December 31 of each year.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		End e d	Ended
		December 31,	December 31,	Since
INSTITUTIONAL CLASS	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999	5.06%	12.24%	3.38%
Return After Taxes(2)
on Distributions		3.29%	11.15%	2.74%
Return After Taxes(2)
on Distributions
and Sale of Shares		4.33%	10.49%	2.77%
Dow Jones
Target
2040 Index		17.37%	11.96%	6.19%
Dow Jones
U.S. Target
2040 Index(3)		4.04%	14.23%	6.83%

(1)	Reflects the inception dates of the predecessor fund.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2040 Index.

NestEgg Dow Jones 2040 Fund 29

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Each of the share classes described in this prospectus has its own cost structure. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.80%
Acquired Fund Fees(2)	0.00%
Total Annual Fund Operating Expenses Before Reductions	1.40%
Expense Reductions(3)	–0.66%
Total Annual Fund Operating Expenses After Reductions	0.74%

(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) “Acquired Fund” means any investment company in which the Fund invests or has invested during the period. Through its investments in Acquired Funds, the Fund will indirectly pay a portion of the operating expenses, including management fees of the Acquired Funds. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. Actual fees will vary based on the
Fund’s allocation of assets to, and the annualized net expenses of the Acquired
Funds.
(3)
(4) American Independence Financial Services, LLC has contractually agreed to reduce the management fee and reimburse expenses until 3/1/10 in order to keep the Total Annual
Fund Operating Expenses at 0.75% for Institutional Class shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

	1 Year	3 Years	5 Years	10 Years
Institutional
Class
Shares	$76	$378	$703	$1,623

About the Funds

Over a market cycle, approximately 40% of the equity portion of the Funds and typically less than 5% of the fixed income portion of the Funds will be held in securities outside the United States. The NestEgg Target Date Funds’ systematic reduction of equity risk over time reflects higher levels of potential risk in the Funds’ early years and lower levels of potential risk in the years immediately prior to the targeted years. The Funds will utilize a risk controlled tactical asset allocation model to vary the relative weights of the major asset classes in an attempt to minimize risk and generate additional returns. At 40 years prior to the target year, the Funds’ targeted risk level is benchmarked at 90% of the risk of the global equity market as measured by the Standard & Poor’s/Citigroup BMI World Index, for the first five years. The major asset classes’ benchmarks; S&P/Citigroup BMI World, Lehman U.S. Government Index and 3 Month U.S. Treasury Bills are rebalanced systematically within the Funds to reduce potential risk as the Funds approach the targeted dates. At 35 years prior to the target year, the Fund’s benchmark begins to reflect reductions in potential risk. A new targeted risk level is calculated each quarter as a function of the current risk of the global equity component and the number of months remaining to the Index’s target year. The quarterly risk reductions in the benchmark continue until the benchmark reflects 20% of the equity risk, on December 1 of the year ten years after maturity. Once an index reaches that date, it intends to reflect 20% of the equity risk.

Each of the NestEgg Target Date Funds is offered to investors who are saving for a particular goal in life – such as retirement – or need to withdraw a substantial portion of their investment in, or close to, the year named in the Fund’s title.

o	Glide Path
	n	The glide path is the strategic asset allocation of the fund. Currently, the asset allocation of the portfolios does not vary from the strategic asset allocation. The NestEgg Funds will use a quantitative asset allocation model to tactically allocate the major asset classes relative to the strategic asset allocation. The tactical asset allocation decisions will be +/- 10% (multiplicative) of the equity risk component of the strategic allocation until the target date approaches.
	n	The primary “low volatility” investment will shift from cash to U.S. Treasuries.
o	Underlying Investments
	n	The primary investments that the Funds utilize are global equities, U.S. Treasury Bonds and cash. The methodology will utilize the float adjusted cap weighted Standard and Poor’s/CitiGroup Broad Market World Index with a fixed U.S. component of 60% as the equity benchmark and the Lehman Brothers U.S. Treasury Index as the benchmark for fixed income. The methodology will add an “Alternative” bucket that may invest in assets not covered in the benchmarks above, but included in the prospectus. These investments may include: long/short strategies, commodities, currencies, etc.
	n	The underlying assets will be managed in an active style of management with tight risk controls and oversight.

The Funds will pursue their objectives by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds’ portfolio managers use quantitative analysis techniques to keep the Funds as fully invested as possible in all market environments.

Principal Investments

The Funds’ securities are weighted in an attempt to outperform the Funds’ benchmarks. The broad based investment characteristics of the Funds will be similar to those of the Standard and Poor’s/CitiGroup Broad Market World Index as the equity benchmark and the Lehman Brothers U.S. Treasury Index as the benchmark for fixed income over a market cycle. The Funds may exclude or remove any stock from the Funds if the Funds’ Managers believe that the stock is unattractive based upon its characteristics or has become illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. The Funds may hold assets in short-term debt securities or money market instruments for liquidity purposes. The Funds may lend their investment securities up to 30% of their total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Funds have yet to implement securities lending.

PORTFOLIO
MANAGERS

The Funds’ portfolio managers are responsible for the day-to-day management of the Funds. The Funds are co-managed by, Mr. T. Kirkham Barneby, Mr. James Holmgren, Mr. Michael Holmgren and Mr. Frank Vallario.

Mr. T. Kirkham Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income. At AIFS he utilizes a proprietary discipline, grounded in the economic theory of interest rate behavior, to manage interest rate exposure or risk. Prior to AIFS Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches. Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets. Earlier, in the 1980s, Mr. Barneby was part of a team at Continental Can that made asset allocation decisions for the company’s pension plan. He began his career in the Economics Department at First National City Bank (Citibank).

Mr. John Holmgren joined AIFS in 2008 as Chief Investment Officer –Equities and is responsible for the oversight, development and implementation of equity strategies. He previously was Chief Investment Officer and Chief Executive Officer of DSI International Management, Inc (DSI), which was acquired by UBS (Paine Webber) in 1999. Mr. Holmgren was a Managing Director at UBS and sat on the various UBS Global AM and O’Connor Investment and Management Committees. He worked closely with the other senior members of UBS Global AM leadership to ensure investment and logistical priorities were met. He began his financial markets career as a registered representative with Ascher Decision, a broker dealer (1983 to 1986). From 1986 to 1988, he was a product developer and marketing representative for Decision Services, Inc., an independent economic and securities research firm. In 1987 he was one of the original founders of DSI International Management. From 1988 to 1997, he was the founder and President of DSC Data Services, Inc., an independent, quantitative research firm.

Mr. Michael Holmgren joined AIFS in 2008 and is responsible for the development and implementation of quantitative investment product. He was Chief Operating Officer of DSI from 2005 -2007 and a member of the portfolio management team. Mike Holmgren was responsible for investment operations and portfolio implementation of the DSI business group within UBS Global AM. DSI was a key provider of global quantitative risk controlled and long/short equity products within UBS Global Asset Management. He joined DSI International Management, Inc. in 1988 as an analyst to develop, operate and enhance the global equity databases and portfolio simulation processes. Prior to joining DSI, he worked in product development at Decision Services, an independent economic and securities firm.

Mr. Frank Vallario joined AIFS as a Portfolio Manager in 2008. Previously, he was a member of the portfolio management team for DSI, responsible for managing the group’s U.S. risk controlled and U.S. long/short equity products. His other responsibilities included stock selection research, alternative portfolio construction, product development and performance attribution for the group’s global risk controlled and long/short equity products. He began his career in 1995 in the capital markets division of PaineWebber, Inc. In 1996, Mr. Vallario joined the asset management division’s Quantitative Investments Group as a portfolio manager.

Market capitalization
The total market value of all shares owned by investors. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole. Terms such as “small cap” and “large cap” refer to stocks with small and large total market values, respectively. “Float adjusted” market capitalization measures only those shares that are readily available for trading.

Growth stocks
Stocks that appear to have above-average potential for growth in revenue, earnings and stock price over time.

Value stocks
Stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.

Risks of Investing

Before investing, you should carefully consider your investment goals, your time horizon, and your tolerance for risk. This knowledge can be helpful in identifying the Fund(s) in this prospectus that may most closely match your investing needs. Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

MAIN INVESTMENT RISKS

Stock Market Risk Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk
Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Interest Rate Risk When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Credit Risk The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

Diversification Risk A Fund may invest a large percentage of its assets in the securities of a smaller number of issuers or industries. This vulnerability to factors affecting a single investment can result in greater Fund losses and volatility.

Foreign Investment Risk A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues

Short Sale Risk. The Fund is subject to short sale risk. Short selling shares of ETFs may result in the Fund's investment performance suffering if it is required to close out a short position earlier than it had intended. This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. The Board of Trustees (the "Board of Trustees") has considered the Fund's short sales strategy and its attendant risks and has determined that the strategy does not impair the Fund's ability to meet redemptions or meet other regulatory requirements. The Board of Trustees has adopted policies and procedures, and regularly reviews the adequacy of those policies and procedures, to ensure that the Fund's short positions are continuously monitored, comply with regulatory requirements and are in the best interests of the Fund's shareholders.

Management risk The Funds’ performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Repurchase agreement risk
Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment in a Fund to decline.

Securities lending risk To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

The Investment Adviser

The investment adviser for these Funds is American Independence Financial Services, LLC (“AIFS”). AIFS is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, AIFS is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, AIFS receives a management fee from each Fund. The management fee for each Fund is 0.60% of average daily net assets. AIFS has agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Funds’ total operating expenses at not more than the following percentages of average annual net assets of the Institutional share class through March 1, 2009:

NestEgg 2010 0.45%
NestEgg 2020 0.55%
NestEgg 2030 0.70%
NestEgg 2040 0.75%

How to Invest

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange Fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as a NestEgg Target Date Funds shareholder.

You can find out more about the topics covered here by contacting the NestEgg Target Date Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Purchasing and Adding to Your Shares

You may purchase shares of the Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information. Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of “Institutional Investors”: (1) trusts, or investment management and other fiduciary accounts managed or administered by AIFS or its affiliates or correspondents pursuant to a written agreement, (2) any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by AIFS or its affiliates or correspondents, pursuant to a written agreement, (3) Service Class Shareholders of the former American Independence Funds Trust, and (4) other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts.

All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus. A separate application is required for Individual Retirement Account investments.

The minimum initial investment amount is $3,000,000. The Funds may waive their minimum purchase requirement or may reject a purchase order if it considers it to be in the best interest of the Funds and their shareholders. See “Anti-Money Laundering Program” at the end of this section and the “Market Timing Policies” section.

How To Buy Fund Shares

Use the instructions on these pages if you are investing directly with NestEgg Target Date Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT		ADDITIONAL INVESTMENTS

By mail or express delivery				REGULAR MAIL
>	Complete and sign an application	>	Make out an investment check	NestEgg Target
	(if you need an application, you		to “NestEgg Funds”	Date Funds
	may download it from the web site			P.O. Box 8045
	or call 1-888-266-8787)	>	Return a deposit stub or write a letter	Boston, MA 02266-8045
that includes your name, account
>	Send the application to us at the		number, the amount of your investment,
	appropriate address, along with an		and the fund name and share class
	investment check made out to	>	Sign the letter, enclose the check,	EXPRESS, REGISTERED,
	“NestEgg Funds”		and mail it to the appropriate address	OR CERTIFIED

By wire				NestEgg Target Date
Funds
>	Call 1-888-266-8787 to obtain	>	Please call 1-888-266-8787 for	c/o Boston Financial
	instructions for sending your		wiring instructions. There is a	Data Services
	application, and for instructing your		$1,000 minimum for wiring funds.	30 Dan Road
	bank to wire transfer your investment.	>	Be aware that your bank may charge a fee to wire money	Canton, MA 02021

By phone				*NOTE:
>	Initial investments cannot be made by	>	To use this service, call 1-888-266-	A signature guarantee is
	phone. Please complete and mail an		8787 to verify that the service is in	required in order to add
	application to the appropriate address.		place, then using the voice prompts	bank account instructions to
			you may place your purchase order	your account.

		>	Prior to placing a purchase order by
phone via ACH transfer, you must first
have your bank account instructions
established on your account. If you did
not select this option when establishing
your account, verify that your bank
is a member of the Automated Clearing
House system. You may then
download and complete an Additional
Services Request Form* available at
www.nesteggfunds.com or call us at 1-
888-266-8787 to have one mailed to
your address of record. There is a
$100 minimum on ACH transfers.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS

Automatic investment plan

> You can enroll in the Automatic	>	To make changes to your automatic
Investment Plan by completing the		investment plan, call 1-888-266-8787.
appropriate section on the application.		If you did not select this option when
establishing your account, verify that
your bank is a member of the
Automated Clearing House system.
You may then download and complete
an Additional Services Request Form*
available at www.nesteggfunds.com
or call us at 1-888-266-8787 to have
one mailed to your address of record.

How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES

Be sure to obtain and read a current	Some sell orders, including those for	REGULAR MAIL
prospectus for the Fund you are	more than $100,000, must be placed in	NestEgg Target
exchanging into. For additional information	writing with a signature guarantee (see	Date Funds
please contact us at 1-888-266-8787	page XX). There is a $25 minimum on	P.O. Box 8045
	exchanging Fund shares.	Boston, MA 02266-8045

By fax		EXPRESS, REGISTERED,
OR CERTIFIED
> Send a fax to 1-877-513-1129 that	> Write a letter that includes your	NestEgg Target Date
includes your account number, the fund	account number, the fund name and	Funds
name and share class you are	share class, and the dollar value or	c/o Boston Financial
exchanging out of, the dollar value or	number of share to be sold	Data Services
number of shares to be exchanged, and	> Have the letter signed by all account	30 Dan Road
the name and share class of the fund	owners, with the name(s) and address	Canton, MA 02021
you are exchanging into.	exactly as they are on the account

> Have the fax signed by all account		*NOTE:
owners, with the name(s) and address	Fax number for Exchanging/Selling/
exactly as they are on the account.	Update to the Fund is 1-877-513-1129.	A signature guarantee is
required in order to add
By mail or express delivery		bank account instructions to
your account.
> Write a letter that includes your account	> Write a letter that includes your
number, the fund name and share class	account number, the fund name and
you are exchanging out of, the dollar value	share class, and the dollar value or
or number of shares to be exchanged, and	number of shares to be sold
the name and share class of the fund you	> Have the letter signed by all account
are exchanging into
owners, with the name(s) and address
> Have the letter signed by all account	exactly as they are on the account
owners, with the name(s) and address	> Mail the letter to the appropriate address
exactly as they are on the account

> Mail the letter to the appropriate address

EXCHANGING INTO ANOTHER		SELLING SHARES
FUND By phone, wire, or ACH			*NOTE:

>	Call 1-888-266-8787 to request	> To use this service, call 1-888-266-	A signature guarantee is
	an exchange	8787 to verify that the service is in	required in order to add
		place, then using the voice prompts	bank account instructions to
		you may place your sell order	your account.
Web site
		> Prior to placing a sell order by phone via	www.nesteggfunds.com
wire or ACH transfer, you must first have
your bank account instructions established
on your account. If you did not select this
option when establishing your account,
verify that your bank is a member of
the Automated Clearing House system.
You may then download and complete
an Additional Services Request Form*
available at www.nesteggfunds.com
or call us at 1-888-266-8787 to have
one mailed to your address of record

> Telephone redemption to your address
of record is available unless you
declined it on your application

> Minimum sell order for wire is $1,000;
for ACH transfer $100

Systematic withdrawal plan
>	You can enroll in the systematic	> To make changes to your systematic
	withdrawal plan by completing the	withdrawal plan, please call 1-888-266-
	appropriate section on the application	8787. If you did not select this option
when establishing your account, verify
>	You must have a minimum balance	that your bank is a member of the
	of $10,000 to set up your systematic	Automated Clearing House system. You
	withdrawal plan. Withdrawals can be	may then download and complete
	for as little as $100 each.	an Additional Services Request Form*
available at www.nesteggfunds.com
or call us at 1-888-266-8787 to have
one mailed to your address of record

Shareholder Services and Policies

As a NestEgg Target Date Funds shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your NestEgg Target Date Fund shares are held in. For instance, the information on dividends and taxes applies to all investors. If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place, go to www.nesteggfunds.com and download our Additional Services Request Form or call 1-888-266-8787 and one will be mailed to your address of record.

Tax-advantaged investment plans

A full range of retirement and other tax-advantaged investment plans is available directly from NestEgg Target Date Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdell Education Savings Accounts and pension plans.

All Funds and both share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, go to the web site or call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege As a NestEgg Target Date Funds investor, you can exchange all of your shares of one NestEgg Target Date Fund for the same class of shares in any other NestEgg Target Date Fund or American Independence Funds.

OUR ‘‘ONE COPY PER HOUSEHOLD’’ POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor, or call 1-888-266-8787.

Automatic Investment Plan

Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your Fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the Fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan

Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bi-monthly, quarterly or annually from your NestEgg Target Date Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments

Generally, dividends and capital gains distributions are automatically reinvested in shares of the same Fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principle in your investing. You simply invest a fixed dollar amount in a given Fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low. Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

POLICIES ABOUT TRANSACTIONS

Business hours The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each NestEgg Target Date Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern Time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading. If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed You can place an order to buy or sell shares at any time. A purchase request received by NestEgg Target Date Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in “good order” will be processed at that day’s NAV plus any applicable sales charge or redemption fee. Because any order you place through a financial advisor has to be forwarded to NestEgg Target Date Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the Transfer Agent in a timely manner.

Paying for shares you buy Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, credit card convenience checks, travelers checks or third party checks (checks made out to you and signed over to us).

Wire transaction policies Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more. Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on page 34.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Our Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

  when you want to sell more than $100,000 worth of shares
  when you want to send the proceeds to a third party
  when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

> when you are selling shares you
bought recently and paid for by check
or ACH transfer and your payment
has not yet cleared (maximum delay:
10 business days)
> when unusual circumstances prompt
the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the funds calculate share prices The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and Fund involved. We calculate a NAV for each Fund and share class every day the Funds are open for business. With each Fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions Exchanges is a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60-days notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Funds’ Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders.

The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated with Excessive or Short-Term Trading

To the extent that the Funds or other agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of a line of credit would correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance; maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If a Fund or the Transfer Agent believes that a er or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it will request that the er or financial intermediary stop such activities; or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent will restrict purchases or exchanges or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interest of all shareholders. The Funds also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker or retirement plan administrator, maintains the record of the Fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisors, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the funds value their holdings

We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a Fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Share certificates

We do not issue share certificates.

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

  reject your account application if you fail to give us a correct Social Security or other tax ID number withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30-days notice so you can either increase your balance or close your account pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.
  change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for Fund investments or wire transfers, or change the policies for telephone orders)
  suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the Fund from trading portfolio securities or pricing its shares withdraw or suspend the offering of shares at any time
  reject any order we believe may be fraudulent or unauthorized reject or limit purchases of shares for any reason
  reject a telephone redemption if we believe it is advisable to do so

Distributions and Taxes

Mutual funds pass along to shareholders virtually all of their net earnings. A Fund can earn money in two ways: by receiving interest, dividends, or other income payments from securities it holds, or by selling securities for more than what it paid for them. Keep in mind that a Fund’s earnings are separate from any gains or losses you may realize from your own transactions in Fund shares. A Fund is not necessarily obligated to pay its shareholders a distribution during any particular period.

WHEN THE FUNDS PAY
DIVIDENDS AND DISTRIBUTIONS	Dividends	Capital Gains
NestEgg 2010 Fund	Monthly	Annually

NestEgg 2020 Fund	Annually	Annually
NestEgg 2030 Fund	Annually	Annually
NestEgg 2040 Fund	Annually	Annually

A Fund may also pay dividends and capital gain distributions at other times if it means that the Fund would otherwise have to pay federal income or excise tax.

Choices for receiving dividends and distributions You can choose how you receive your dividends and distributions. You can:

  have all dividends and distributions automatically reinvested in Fund shares, at NAV (this is the only option for retirement accounts and other tax-deferred accounts)
  have all dividends and distributions sent to you by check or sent to your bank account by ACH transfer

Please indicate your preference on your application. If you do not give us any instructions, we will reinvest all dividends and distributions in the Fund from which they originated. To change the dividend and distribution arrangement on an existing account, call 1-888-266-8787.

Note that if any dividend or distribution payments are returned as undeliverable, those payments and any future payments will be reinvested until we receive valid instructions otherwise. You will not receive any interest on uncashed dividend and distribution checks.

Because each shareholder’s tax situation is unique, ask your tax professional for more information about the possible tax consequences of your NestEgg Target Date Fund investments.

Tax consequences of buying and selling Fund shares In general, buying and selling Fund shares will have tax consequences for you. (An important exception is an IRA or other tax-advantaged account.) When you sell shares, you typically will realize either a capital gain or loss. If you have a gain, how it is taxed depends in part on how long you owned the shares. Note that for tax purposes, an exchange from one Fund to another is the same as a sale.

Tax status of dividends and distributions The tax status of the Fund earnings you receive and your own Fund transactions generally depend on their type:

Generally taxed at ordinary income rates:

  short-term capital gains from selling Fund shares
  taxable income dividends paid by a Fund (although non-corporate taxpayers may be entitled to a reduced tax rate on these dividends based on the amount of qualified dividend income received by the Funds)
  short-term capital gains distributions paid by a Fund

Generally taxed at capital gains rates:

  long-term capital gains from selling Fund shares
  long-term capital gains distributions paid by a Fund

In addition, Fund payments and transactions may be subject to state and local taxes.

Tax status statements Every January, each NestEgg Target Date Fund mails out detailed tax information to its shareholders.

These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

Note that dividends or distributions that are declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

“BUYING A DIVIDEND”

If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the Fund declares a dividend. In tax-advantaged retirement accounts, you don’t need to worry about this.

Financial Highlights – NestEgg Funds

The financial highlights table helps you understand the fund’s financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the American Independence Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions). As a result of the reorganization, the Funds will carry forward the performance of the predecessor funds, as the predecessor funds are the accounting survivor. Each share class will have different performance and different annual operating expenses.

The information below for the years ended October 31, 2006 and October 31, 2007 has been audited by Grant Thornton LLP, the Funds’ independent registered public accounting firm, whose report is included in the Funds’ annual report of NestEgg Target Date Funds along with the Funds’ financial statements. The annual report is available upon request.

NestEgg Target Date Funds

Financial Highlights - Institutional Class
Selected data for a share outstanding throughout the period indicated.

					Per Share data							Ratios/Supplemental Data
			Investment Operations			Distributions From
													Ratio of net investment income (loss) to average net assets**
				Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations					Total Return (excludes sales charge)*
		Net Asset Value Beginning of Period	Net investment income (loss)								Net Assets at end of period (000's)	Ratio of expenses to average net assets(d)**		Ratio of expenses to average net assets(a)(d)**
						Net investment income	Net realized gains		Net Asset Value, End of Period						Portfolio turnover rate(b)*
								Total Distributions

NestEgg 2010 Fund
For the year ended
10/31/2008		$10.44	$0.38	$(1.71)	$(1.33)	$(0.32)	$(0.23)	$(0.55)	$8.56	(13.33%)	$6,804	0.45%	3.90%	2.66%	88%
10/31/2007		$10.39	$0.34	$0.39	$0.73	$(0.33)	$(0.35)	$(0.68)	$10.44	7.34%	$6,270	0.83%	3.34%	2.73%	66%
10/31/2006	(c)	$10.33	$0.34	$0.50	$0.84	$(0.36)	$(0.42)	$(0.78)	$10.39	8.55%	$5,910	0.97%	3.33%	2.32%	191%
10/31/2005		$10.51	$0.27	$0.08	$0.35	$(0.27)	$(0.26)	$(0.53)	$10.33	3.37%	$5,779	1.00%	2.57%	2.47%	33%
10/31/2004		$10.16	$0.25	$0.35	$0.60	$(0.25)	$-	$(0.25)	$10.51	5.95%	$6,075	1.00%	2.38%	2.00%	35%

NestEgg 2020 Fund
For the year ended
10/31/2008		$11.75	$0.32	$(3.05)	$(2.73)	$(0.26)	$(0.47)	$(0.73)	$8.29	(24.63%)	$27,445	0.55%	3.11%	1.23%	52%
10/31/2007		$11.25	$0.25	$0.91	$1.16	$(0.25)	$(0.41)	$(0.66)	$11.75	10.77%	$34,942	0.85%	2.19%	1.24%	66%
10/31/2006	(c)	$10.27	$0.26	$0.79	$1.05	$(0.07)	$-	$(0.07)	$11.25	10.28%	$31,147	0.97%	2.44%	1.40%	161%
10/31/2005		$9.88	$0.20	$0.38	$0.58	$(0.19)	$-	$(0.19)	$10.27	5.91%	$30,078	0.97%	1.93%	1.75%	35%
10/31/2004		$9.32	$0.16	$0.56	$0.72	$(0.16)	$-	$(0.16)	$9.88	7.75%	$29,702	0.90%	1.68%	1.68%	44%

NestEgg 2030 Fund
For the year ended
10/31/2008		$11.42	$0.19	$(3.54)	$(3.35)	$(0.16)	$(0.63)	$(0.79)	$7.28	(31.33%)	$18,005	0.70%	2.14%	1.44%	29%
10/31/2007		$11.46	$0.16	$1.23	$1.39	$(0.15)	$(1.28)	$(1.43)	$11.42	13.33%	$22,684	0.90%	1.39%	1.44%	72%
10/31/2006	(c)	$10.42	$0.18	$1.01	$1.19	$(0.07)	$(0.08)	$(0.15)	$11.46	11.51%	$19,940	0.97%	1.64%	1.57%	165%
10/31/2005		$9.82	$0.14	$0.60	$0.74	$(0.14)	$-	$(0.14)	$10.42	7.59%	$17,778	1.00%	1.45%	1.90%	43%
10/31/2004		$9.14	$0.10	$0.69	$0.79	$(0.11)	$-	$(0.11)	$9.82	8.62%	$16,547	1.00%	1.06%	1.79%	49%

NestEgg 2040 Fund
For the year ended
10/31/2008		$11.83	$0.16	$(3.98)	$(3.82)	$(0.12)	$(0.73)	$(0.85)	$7.16	(34.50%)	$18,907	0.75%	1.70%	1.41%	21%
10/31/2007		$11.74	$0.12	$1.44	$1.56	$(0.10)	$(1.37)	$(1.47)	$11.83	14.69%	$23,388	0.90%	1.01%	1.40%	70%
10/31/2006	(c)	$10.45	$0.13	$1.22	$1.35	$(0.06)	$-	$(0.06)	$11.74	12.97%	$21,426	0.97%	1.23%	1.54%	164%
10/31/2005		$9.67	$0.10	$0.80	$0.90	$(0.12)	$-	$(0.12)	$10.45	9.29%	$18,156	1.00%	0.98%	1.90%	48%
10/31/2004		$8.89	$0.05	$0.79	$0.84	$(0.06)	$-	$(0.06)	$9.67	9.51%	$15,977	1.00%	0.56%	1.78%	57%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.
(d)	Does not include expenses of the investment companies in which the Funds invested.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

SERVICE PROVIDERS

Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator:
American Independence Financial Services,
LLC 335 Madison Avenue, Mezzanine
New York, New York 10017

Custodian: INTRUST Bank
NA 105 North Main Street
Wichita, Kansas 67202
Transfer Agent: Boston Financial Data
Services 30 Dan Road
Canton, Massachusetts 02021

Distributor: Foreside Distribution Services,
L.P. Ground Floor
Two Portland Square
Portland, Maine 04101

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the NestEgg Target Date Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

> Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

> Account History, including information about the transactions and balances in a customer's accounts; and

> Correspondence, written, telephonic or electronic between a customer and NestEgg Target Date Funds or service providers to the NestEgg Target Date Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the NestEgg Target Date Funds under one or more of these circumstances:

> As Authorized — if you request or authorize the disclosure of the information.

> As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the NestEgg Target Date Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

> Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the NestEgg Target Date Funds:

> to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the NestEgg Dow Jones Target Date Funds; and

> to maintain physical, electronic and procedural safeguards that complies with Federal standards to guard non-public personal information of customers of the NestEgg Target Date Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the NestEgg Dow Jones Target Date Funds.

(1)For purposes of this notice, the terms "customer" or "customers" includes individuals who provide non-public personal information to the NestEgg Target Date Funds, but do not invest in the NestEgg Target Date Funds shares.

For more information

You will find more information about the Funds in the following documents:

Annual and Semi-Annual Reports The Funds’ annual and semi-annual reports, when available will contain additional information on each Fund’s investments. In the annual report you will find a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) The SAI contains detailed information about the Funds including their operations and investment policies. It is incorporated by reference and is legally considered to be a part of this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-888-266-8787, visiting the Funds’ website at www.nesteggfunds.com or writing to:

NestEgg Target Date Funds
335 Madison Avenue, Mezzanine
New York, NY 10017
1-866-410-2006
www.nesteggfunds.com

If you buy your shares through a financial institution, you may contact your institution for more information.

  You may review and obtain copies of the Funds’ documents by visiting the Public Reference Room at the Securities and Exchange Commission (the “Commission”) in Washington, DC. You may also obtain copies of the Funds’ documents after paying a duplicating fee by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090.
  Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s website at http://www.sec.gov.

The Funds’ Investment Company Act File No. is 811-21757.

NE I 3109

AMERICAN INDEPENDENCE FUNDS TRUST 335 MADISON AVENUE, MEZZANINE

NEW YORK, NY 10017

GENERAL AND ACCOUNT INFORMATION: (866) 410-2006

AMERICAN INDEPENDENCE FINANCIAL SERVICES - INVESTMENT ADVISER ("AIFS" OR THE "ADVISER")

FORESIDES COMPLIANCE SERVICES, LLC
DISTRIBUTOR
("FORESIDES" OR THE "DISTRIBUTOR")

AMERICAN INDEPENDENCE FUNDS

NESTEGG 2010 FUND
NESTEGG 2020 FUND
NESTEGG 2030 FUND
NESTEGG 2040 FUND

CLASS A, CLASS C SHARES AND INSTITUTIONAL CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2009

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectuses dated March 1, 2009 (the "Prospectuses"), for Class A, Class C and Institutional Class Shares of the funds listed above (each a "NestEgg Fund"). This SAI is incorporated by reference in its entirety into the Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained in this SAI.

Copies of the Prospectuses may be obtained without charge by calling 1-866-410-2006 or by writing American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York, New York 10017. Capitalized terms that are used in this SAI but not defined have the same meanings as in the Prospectus.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. YOU COULD ALSO LOSE MONEY BY INVESTING IN ONE OF THE FUNDS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN.

NestEgg Target Date Funds .	3
Investment Policies and Limitation for NestEgg Target Date
Funds	3
Investment Practices	4
Portfolio Transactions and Turnover	17
Calculation of NAV	19
Additional Information Concerning Taxes	19
Qualification as a Regulated Investment Company	20
Management of the Trust	25
Advisory Services	31
Distribution and Services Plans	34
Administrative Services	34
Independent Registered Public Accounting Firm and Counsel	39
Anti-Money Laundering Program	39
Shares of Beneficial Interest	40
Voting Rights Conversion into a Feeder Fund	44
Portfolio Holdings Disclosure	45
Performance Information	46
Financial Statements	47
Miscellaneous	47
Appendix A = Futures and Options
Appendix B = Proxy Voting Policies and Procedures

NESTEGG TARGET DATE FUNDS

American Independence Funds Trust. (the "Trust") is a Delaware business trust that commenced operations on October 7, 2004 as an open-end, management investment company. The Trust was previously known as Arrivato Funds Trust. The Trust is comprised of 13 portfolios, the NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 and NestEgg 2040 Fund are described in this SAI. The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT POLICIES AND LIMITATIONS
FOR THE NESTEGG TARGET DATE FUNDS

The Following policies and limitations supplement those set forth in the prospectus. Except as stated otherwise, if a percentage limitation is satisfied at the time an investment is made, a subsequent increase in that percentage resulting from a change in the value of a Fund’s portfolio securities generally will not constitute a violation of the limitation. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. With respect to borrowings, if a Fund’s asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

The Funds will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation between stocks, bonds, and cash will change over time in relation to its target retirement date.

The strategy is fundamental and cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the Fund.

The following are each Fund’s additional fundamental investment limitations set forth in their entirety. Each fund may not:

1.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) obligations issued or guaranteed by the United States, any state, territory, or possession of the United States, the
District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; and
(ii) repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry) .

2.	Borrow money or issue senior securities, except that the each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Funds will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held by the NestEgg Fund in escrow or separate accounts in connection with the Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

3.	Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate; and the Funds may (a) invest in municipal obligations secured by real estate or interests therein;
(b) purchase securities which are secured by real estate or interests therein; and (c) invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed securities which are issued or guaranteed by the United States, its agencies or its instrumentalities.

4.	Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting.

5.	Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the each
Fund may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts.

6.	Purchase securities of companies for the purpose of exercising control.
7.	Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a)
this investment limitation shall not apply to transactions in options, futures contracts and related options, if any; and (b) the NestEgg Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8.	Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that the each Fund may

(a)	to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities; and (b) enter into futures contracts and related options.

Make loans, except that the each Fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements with respect to portfolio securities; and (c) lend portfolio securities against collateral consisting of cash or securities which is consistent with the Fund’s permitted investments and is equal at all times to at least 100% of the value of the securities loaned.

INVESTMENT PRACTICES OF THE NESTEGG FUNDS

The following pages contain more detailed information about types of instruments in which the NestEgg 2010 Fund, the NestEgg 2020 Fund, the NestEgg 2030 Fund and the NestEgg 2040 Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective, and a summary of related risks. The Adviser is not required to buy all of these instruments or use all of these techniques. The Adviser will buy those instruments and use those techniques it believes will help the Fund achieve its goal.

Derivative Instruments. The Funds may purchase certain "derivative" instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

The Adviser will evaluate the risks presented by the derivative instruments purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund’s investment objective. It is possible, however, that the Adviser’s evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

Cash Management. The funds can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Futures and Related Options on Futures Contracts. The Funds may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index.

The Funds also may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund’s portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to earmarking cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of the contract. Such liquid assets may consist of cash, cash equivalents, liquid securities or other acceptable assets.

The Funds may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments), except as may be otherwise permitted under applicable regulations.

More information regarding futures contracts and related options can be found in Appendix A.

Options Trading. The Funds may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. A listed call or put option gives the purchaser of this option the right to buy or sell, as the case may be, the underlying security at a stated price from a clearing corporation.

When a Fund writes a call option on a security, the option is "covered" if the Fund involved owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid portfolio securities in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the custodian cash or liquid securities in an amount not less than the exercise price of the option at all times during the option period.

The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike a party who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

The Fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Options purchased by a Fund will not exceed 5%, and options written by the Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation which performs the obligations of its members if they default.

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, the Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

Transactions in options on securities and indices also involve additional risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Limitations on Futures and Options Transactions. The Funds will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase futures contracts or call options if, as a result, the amount of margin deposits on existing futures positions and the current value of option premiums for call options purchased by the fund would exceed 5% of the fund’s total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Funds’ investments in futures contracts and options, and this and other policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Illiquid Securities. The Funds may purchase up to 15% of its net assets in illiquid securities. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid securities. In determining the liquidity of a fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Securities Lending. The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to be in good standing and when, in the Adviser’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Other Investment Companies. The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment Trust’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Fund may not invest in securities issued by other investment companies except to the extent permitted under the 1940 Act.

Exchange Traded Funds. The Funds may invest in Exchange Traded Funds ("ETFs"), which are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions. The Fund’s ETF purchases would be subject to the limitations described above for investing in other investment companies.

Repurchase Agreements. The Fund may buy portfolio securities subject to the seller’s agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will default on his obligation and fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the 1940 Act.

The repurchase price under repurchase agreements generally is equal to the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund’s custodian or registered in the name of the Fund involved on the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). The Fund will enter into repurchase agreements only with financial institutions the Adviser deems creditworthy, and during the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller.

Reverse Repurchase Agreements. The Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, the Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Whenever the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or liquid portfolio securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. The Fund would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

When-Issued Purchases and Forward Commitments. The Funds may purchase securities on a "when-issued" basis and may enter into a "forward commitment" to purchase or sell securities. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its commitment to purchase securities on a when-issued or forward commitment basis will not exceed 25% of the value of its total assets. In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a capital gain or loss.

When the Fund engages in when-issued or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund’s net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in such Fund’s net asset value as long as the commitment remains in effect.

Government Obligations and Money Market Instruments. The Funds may invest in securities issued or guaranteed by the U.S. government, including but not limited to direct U.S. Treasury obligations, as well as in obligations issued or guaranteed by U.S. government agencies and instrumentalities. Examples of the types of U.S. government obligations that may be acquired by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, International Bank for Reconstruction and Development (the "World Bank"), and Resolution Trust Corporation. Obligations of certain agencies and instrumentalities, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer’s right to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the entity’s obligations; still others, such as those of FHLMC, are backed solely by the issuer’s credit and are not guaranteed by the U.S. Government. There is no assurance that the U.S. government would provide support to a U.S. government-sponsored entity was it not required to do so by law.

Certain U.S. government obligations held by the Funds may be variable or floating rate instruments. Others may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par value.

The Funds may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen month or less. Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase (the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches). Each such Fund may invest in obligations of foreign banks or foreign branches of U.S. banks when the Adviser determines that the instrument presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks involve different risks than investments in the obligations of U.S. banks, including less stringent reserve requirements and different accounting, auditing and recordkeeping standards. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund’s total assets at the time of purchase. The Funds also may make interest-bearing savings deposits in commercial and savings banks in amounts in excess of 5% of its net assets.

Taxable commercial paper purchased by the Funds will be rated at the time of purchase within the highest rating category assigned by a Rating Agency. Corporate bonds purchased by these Funds with remaining maturities of thirteen months or less will be rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. In addition, each such Fund may acquire un-rated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments. The Funds also may invest in short-term, high quality, U.S. dollar-denominated corporate debt obligations of foreign issuers where the Adviser deems the investments to present minimal credit risks.

Variable and Floating Rate Instruments. The Funds may purchase variable and floating rate instruments, including variable rate demand notes that permit the indebtedness there under to vary in addition to providing for periodic adjustments in the interest rates. Unless guaranteed by the U.S. government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the Funds must permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days’ notice. Because of the absence of a market in which to resell a variable or floating rate instrument, an Underlying Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

The Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of variable and floating rate instruments and, if the obligation is subject to a demand feature, will monitor their financial ability to meet payment on demand. In determining average weighted portfolio maturity, a variable rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. A floating rate instrument will usually be deemed to have a maturity equal to the date on which the principal amount must be paid, or the date on which the redemption payment must be made, in the case of an instrument called for redemption. A floating rate instrument that is subject to a demand feature will usually be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will generally be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or earlier maturity.

Municipal Obligations. The Funds may invest from time to time in municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Municipal obligations may be advantageous for either of these Funds when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid to shareholders by either of these Funds that come from interest on municipal obligations generally will not be subject to federal income taxes. The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer’s full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security. If the issuer of a moral obligation security is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including market conditions generally and the municipal bond market in particular, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Private activity bonds (which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Trust and the Adviser rely on these opinions and do not intend to review the bases for them.

Municipal obligations purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on the Fund’s portfolio and the value of its shares. As described above under "Government Obligations and Money Market Instruments," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

Municipal obligations acquired by the Funds may include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Funds may invest in bonds and other types of longer-term tax-exempt instruments.

Private activity bonds have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

The payment of principal and interest on most municipal obligations purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member, as well as the Commonwealth of Puerto Rico, Guam and the Virgin Islands, is a separate "issuer," as that term is used in the Prospectus and SAI of these Funds. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference (see "Additional Information Concerning Taxes").

Asset-Backed Securities. The Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time, because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of a Fund’s principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, such instruments may be considered illiquid securities subject to each Fund’s limitation on illiquid investments described below under "Managing Liquidity."

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Interest Rate Swaps. The Funds may enter into interest rate swap transactions for hedging purposes. Interest rate swaps involve an exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

The Funds will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. To the extent that a Fund’s potential exposure in a transaction involving an interest rate swap is covered by the segregation of cash or liquid portfolio securities, the Fund and the Adviser believe that the transaction does not constitute a senior security under the 1940 Act and, accordingly, will not treat the transaction as being subject to the Fund’s borrowing restrictions.

The Funds will not enter into interest rate swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated A or A-1 or better by Standard and Poor’s ("S&P") or A or P-1 or better by Moody’s Investors Service ("Moody’s") or, if unrated, is determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the market for other similar instruments which are traded in the interbank market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s transactions in interest rate swaps.

The use of interest rate swaps is a highly specialized activity which involves an investment technique and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. RIGHTS AND WARRANTS. The Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life to expiration. The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security. The Fund does not intend to invest more than 5% of its net assets in rights and warrants during the current fiscal year.

Stand-By Commitments. The Funds may acquire "stand-by commitments" with respect to municipal obligations that it holds. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund’s option, specified municipal obligations at a specified price equal to their amortized cost value plus interest. Stand-by commitments may be exercisable by the Fund involved at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each stand-by commitment is acquired.

The Funds intend to enter into stand-by commitments only with banks, brokers or dealers that, in the opinion of the Adviser, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds’ reliance upon the credit of these banks, brokers and dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment.

The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights there under for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

Convertible Securities. Convertible securities, which may be purchased by the Fund, entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Funds, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund’s portfolio as to issuers; and the ratings of the securities. Since Rating Agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.

Mortgage-Related Securities. The Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies and private issuers. Such securities may include collateralized mortgage obligations ("CMOs") and U.S. government stripped mortgage-backed securities ("SMBs").

CMOs are a type of bond issued by non-governmental entities which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or

REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

SMBs represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by a U.S. government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificates. The yield characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., mortgage loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. During periods of rising interest rates, the rate of prepayments tends to decrease, lengthening the average life of the pool of mortgage-related securities. In periods of falling interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund’s principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding mortgage-related securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these securities under certain market conditions. In addition, SMBs may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest only by FNMA and not the U.S. government. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed only by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured as described above, the market value of the security, which may fluctuate, is not secured. To the extent that the Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) or rising interest rates may result in some loss of the Fund’s principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

DOWNGRADED AND LOWER QUALITY DEBT SECURITIES ("JUNK BONDS"). The ratings assigned by each Rating Agency are representations of their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

In the event that an investment grade debt security is downgraded by a Rating Agency, the Adviser will review the security and may retain the security at its discretion. The Fund may invest up to 10% of its net assets in debt securities rated below investment grade at the time of purchase. Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

The Funds may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

PORTFOLIO TRANSACTIONS AND TURNOVER

Subject to the general supervision and approval of the Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the NestEgg Target Date Funds.

Investment decisions for the NestEgg Target Funds are made independently from those for other accounts advised or managed by the Adviser. Such other accounts may also invest in the same securities as the NestEgg Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one of the NestEgg Fund and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to that Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a

NestEgg Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the NestEgg Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

The portfolio turnover rate for each of the NestEgg Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

Transactions by a Fund on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions by the Fund on foreign stock exchanges involve payment of brokerage commissions that are generally fixed.

Transactions by a Fund in the over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In making portfolio investments for a Fund, the Adviser seeks to obtain the best net price and the most favorable execution of orders. The Adviser may, in its discretion, effect transactions in portfolio securities with broker-dealers who provide research advice or other services to the Fund or the Adviser. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that exceeds the amount of commission another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the Fund and to the Trust. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Fund. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or portfolios of the Trust or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account, portfolio of the Trust or Investment Company. The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor, the Distributor, or any of their "affiliated persons" (as defined in the 1940 Act), except as the 1940 Act or the SEC permits. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Fund may from time to time purchase securities issued by the Trust’s "regular broker/dealers."

Under certain market conditions, a Fund may experience high portfolio turnover rates as a result of the investment strategy. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates (100% or more) can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by the Fund and ultimately by its shareholders. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for each Fund, and the Fund may engage in short-term trading to achieve its investment objective and adhere to its investment strategy.

CALCULATION OF NAV

The NAV of a particular Class of a Fund is calculated separately by dividing the total value of the assets belonging to the Fund allocable to such Class, less the liabilities of the Fund allocable to such Class, by the number of outstanding shares of such Class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio. Assets belonging to a particular Fund are reduced by the direct liabilities of that Fund and by a share of the general liabilities of the Trust allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. In addition, liabilities directly attributable to a Class of a Fund are charged to that Class. Subject to the provisions of the Trust’s Trust Instrument, determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund or Class thereof are conclusive.

The Funds’ investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board. A security that is primarily traded on a domestic securities exchange (including securities traded through the NASDAQ National Market System) is valued at the last price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded in the over-the-counter market (but not securities traded through the NASDAQ National Market System) are valued at the bid based upon quotes furnished by market makers for such securities. For purposes of determining NAV, futures and options generally will be valued shortly after the close of trading on the New York Stock Exchange.

For the Funds, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Trustees, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Trustees determines that this does not constitute fair value.

ADDITIONAL INFORMATION CONCERNING TAXES

Information set forth in the Prospectuses that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. As explained below, however, such carry forwards are subject to limitations on availability Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund’s use of its capital loss carry forwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for October 2003 is 4.74%) . The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carry forwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or

December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days during the 120-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds’ share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock)

before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund’s disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation , Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued there under as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Other Tax Information

The information above is only a summary of some of the tax consequences generally affecting each of the NestEgg Funds and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a NestEgg Fund is suitable to their particular tax situation.

MANAGEMENT OF THE TRUST TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the general supervision of the Board in accordance with the laws of the State of Delaware and the Trust’s Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." Trustees who are not deemed to be "interested persons" of the Trust are referred to as "Independent Trustees."

Each Trustee’s and officer’s address is c/o American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York 10017. Each Trustee holds offices until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Trust’s shareholders in accordance with the Trust’s Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified. Each Trustee oversees 5 portfolios of the Trust, which is the sole open-end investment company in the NestEgg Fund’s complex. The following table also discloses whether a Trustee serves as a director of any company that is required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

INDEPENDENT TRUSTEES

				Number of	Other
	Position(s)	Term of		Funds in	Directorships
	Held with	Office and	Principal	Complex	Held by
Name Address and	Company	Length of	Occupation(s) During	Overseen	Trustee
Age		Time	Past Five Years	by Trustee
Served
Retired. Formerly
Terry L. Carter*(2)			Chief Financial Officer
Age: 60	Trustee	Indefinite	of QuikTrip	13	None
Corporation

Joseph Hankin*(1)			President, Westchester
Age: 68	Trustee	Indefinite	Community College
since 1971
				13	None
Jeffrey Haas*(1)			Professor of Law, New
Age: 46	Trustee	Indefinite	York Law School
1996-Present
				13	None
Thomas Kice*(2)			President of Kice
Age: 59	Trustee	Indefinite	Industries, Inc.
				13	None
George Mileusnic*(2)			Retired. Formerly
Age: 53	Trustee	Indefinite	Chief Financial Officer
of Caribou Coffee, Inc.
(2001-2008). Chief
Financial Officer of
Dean and DeLuca
			(2000-2001).	13	None
Peter Ochs*(3)

Age: 57	Trustee	Indefinite	President of Capital	13	None
III, Inc. Formerly
Manager of Ochs &
Associates, Inc.

Richard	Chairman of		Retired.
Wedemeyer*(1)	the Board	Indefinite			None
Age: 72	and Trustee
11

INTERESTED TRUSTEES

				Number of	Other
	Position(s)	Term of		Funds in	Directorships
	Held with	Office and	Principal	Complex	Held by
Name Address and	Company	Length of	Occupation(s)	Overseen	Trustee
Age		Time	During Past Five	by Trustee
		Served	Years
Retired. Formerly
Ronald Baldwin*(2)			Director INTRUST
Age: 51	Trustee	Indefinite	Financial Services,	13	None
Inc. Director of
INTRUST Brokerage ,
Inc. and Chief
Operating Officer and
President of INTRUST
Bank, N.A.
John J. Pileggi			Managing Partner of
Age: 49			American
	Trustee	Indefinite	Independence
Financial Services,
LLC since 2004.
Formerly President
and Chief Executive
Officer, PLUS
Funds.com (2000-
			2002). Formerly	13	None
President and CEO of
ING Mutual Fund
Management Co. LLC
(1998-2000).

OFFICERS

Name, Age and Position(s)	Length of Time Served as		Principal Occupation During
Held	Fund Officer		Past 5 Years
Eric Rubin*			President, American
Age: 42	7/2005-Present		Independence Financial

President		Services, LLC (2/05-Present).
Prior to 2005, Mr. Rubin was
Vice President of ING
Financial Partners from June
2004 to January 2005, Senior
Vice President Mercantile
Capital Advisers 4/03-4/04.
Formerly Senior Vice President
DST International (01/02-
04/03). Formerly President
EMR Financial Services
(06/00-02/01). Formerly
Senior Vice President ING
Funds 06/98-12/99).

Peter W. Wilson	10-2007-Present	Director of Alaric Compliance
Chief Compliance Officer		Services, LLC 2007 to present;
Age: 31		Attorney, U.S. Army JAG
Corps – 2003 to 2007.

Theresa Donovan*		Senior Director Compliance
Age: 59	7/2005-Present	and Administration American
Secretary		Independence Financial
Services, LLC (05/05-Present).
Formerly Senior Corporate
Paralegal, Paul, Weiss,
Rifkind, Wharton & Garrison,
LLP (04/98-05/05).
John J. Pileggi*	10/2008-Present	Managing Partner, American
Age: 49 Treasurer		Independence Financial
Services, LLC (2004-Present).
Formerly, President and Chief
Executive Officer, Mercantile
Capital Advisors Inc. (2002-
2004). Formerly, President and
Chief Executive Officer,
PLUSFunds.com (2000-2002).
Formerly President and CEO
of ING Mutual Fund
Management Co., LLC (1998-
2000). Formerly Managing
Director of Furman Selz LLC
(1994-1998).

* Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 100017.

(1) Each Trustee and Officer has served from the inception of the Funds.

(2) Messrs. Carter, Kice, Mileusnic, Baldwin and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November, 1996.

(3) Mr. Ochs has served as a Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

SHARE OWNERSHIP IN THE FUND COMPLEX (as of effective date of this Prospectus)

Aggregate Dollar Range of
	Dollar Range of Equity	Equity Securities in All of the
Name of Trustee	Securities in the Trust	Fund Family
Joseph N. Hankin	None	None
Jeffrey Haas	$10,001-$50,000	$10,000-$50,000
Richard Wedemeyer	$10,001-$50,000	$10,000-$50,000
Terry L. Carter	None	None
Thomas F. Kice	None	$50,000-$100,000
Peter Ochs	None	None
George Mileusnic	None	None

The Funds’ portfolio managers are responsible for the day-to-day management of the Funds. The Funds are co-managed by, Mr. T. Kirkham Barneby, Mr. John Holmgren, Mr. Michael Holmgren and Mr. Frank Vallario.

Mr. T. Kirkham Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income. At AIFS he utilizes a proprietary discipline, grounded in the economic theory of interest rate behavior, to manage interest rate exposure or risk. Prior to AIFS Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches. Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets. Earlier, in the 1980s, Mr. Barneby was part of a team at Continental Can that made asset allocation decisions for the company’s pension plan. He began his career in the Economics Department at First National City Bank (Citibank).

Mr. John Holmgren joined AIFS in 2008 as Chief Investment Officer – Equities and is responsible for the oversight, development and implementation of equity strategies. He previously was Chief Investment Officer and Chief Executive Officer of DSI International Management, Inc (DSI), which was acquired by UBS (Paine Webber) in 1999. Mr. Holmgren was a Managing Director at UBS and sat on the various UBS Global AM and O’Connor Investment and Management Committees. He worked closely with the other senior members of UBS Global AM leadership to ensure investment and logistical priorities were met. He began his financial markets career as a registered representative with Ascher Decision, a broker dealer (1983 to 1986). From 1986 to 1988, he was a product developer and marketing representative for Decision Services, Inc., an independent economic and securities research firm. In 1987 he was one of the original founders of DSI International Management. From 1988 to 1997, he was the founder and President of DSC Data Services, Inc., an independent, quantitative research firm.

Mr. Michael Holmgren joined AIFS in 2008 and is responsible for the development and implementation of quantitative investment product. He was Chief Operating Officer of DSI from 2005 -2007 and a member of the portfolio management team. Mike Holmgren was responsible for investment operations and portfolio implementation of the DSI business group within UBS Global AM. DSI was a key provider of global quantitative risk controlled and long/short equity products within UBS Global Asset Management. He joined DSI International Management, Inc. in 1988 as an analyst to develop, operate and enhance the global equity databases and portfolio simulation processes. Prior to joining DSI, he worked in product development at Decision Services, an independent economic and securities firm.

Mr. Frank Vallario joined AIFS as a Portfolio Manager in 2008. Previously, he was a member of the portfolio management team for DSI, responsible for managing the group’s U.S. risk controlled and U.S. long/short equity products. His other responsibilities included stock selection research, alternative portfolio construction, product development and performance attribution for the group’s global risk controlled and long/short equity products. He began his career in 1995 in the capital markets division of PaineWebber, Inc. In 1996, Mr. Vallario joined the asset management division’s Quantitative Investments Group as a portfolio manager.

The Portfolio Managers compensation consists primarily of a fixed base salary and a discretionary cash bonus. The bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the benchmark upon which the Funds are compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio managers, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

The Portfolio Managers also receive employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the AIFS 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

The following information is for the persons who are primarily responsible for day-to-day management of the Funds:

Business Experience
Name	Title		Length of Service		Past 5 Years
T. Kirkham Barneby	Chief Strategist &			Old Iron Hill Capital
	Portfolio Manager,		3months.	Management, LLC
Taxable Fixed Income
John Holmgren	Chief Investment		4 months		UBS
Officer – Equities
Michael Holmgren	Portfolio Manager		4 months		UBS
Frank Vallario	Portfolio Manager		4 months		UBS

Account Management Disclosures

	Number of Other Accounts Managed			Number of Accounts and Assets for
	And Assets by Account Type[1]			Which Advisory Fee is Performance-
Based[1]
Name of Sub-	Registered	Other	Other	Registered	Other	Other
Adviser and	Investmen	Pooled	Accounts	Investmen	Pooled	Accounts

Portfolio Manager	t	Investmen	($mils)	t	Investmen	($mils)
	Companie	t Vehicles		Companie t Vehicles
	s	($mils)		s	($mils)
	($mils)			($mils)

T. Kirkham Barneby	None	None	None	None	None	None
John Holmgren	None	None	None	None	None	None
Michael Holmgren	None	None	None	None	None	None
Frank Valario	None	None	None	None	None	None

Share Ownership in the Funds

Name of Portfolio Manager		Dollar Range of Equity Securities			Aggregate Dollar Range of
		in the NestEgg Funds			Equity Securities in All of the
Fund Family
T. Kirkham Barneby		$0			$0
John Holmgren		$0			$0
Michael Holmgren		$0			$0
Frank Valario		$0			$0

CONFLICTS OF INTEREST

The portfolio manager makes investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio manager may purchase or (sell) securities for one portfolio and not another portfolio. American Independence Financial Services, LLC has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts. At present, none of the portfolio managersmanage any other accounts.

STANDING BOARD COMMITTEES

The Board has established two committees: the Audit and Nominating Committees. The Audit Committee annually considers the engagement and compensation of the Trust’s independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. The Audit Committee consists of all of the Independent Trustees. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of all Independent Trustees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary.

BOARD COMPENSATION

Trustees who are not officers, directors or employees of American Independence Financial Services, LLC or the Distributor will receive from the Trust, an annual fee of $4,000 and a fee of $1,000 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board will receive an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee will receive an additional fee of $1,000 for each Audit Committee attended

COMPENSATION TABLE

Name of Person,	Aggregate	Pension or	Estimated Annual	Total
Position	Compensation	Retirement	Benefit Upon	Compensation
	from Fund	Benefits Accrued	Retirement	From Fund and
		As Part of Funds		Fund Complex
		Expenses		Paid to Trustees
INTERESTED TRUSTEES

John J. Pileggi	$0	N/A	N/A	$0
Ron Baldwin	$11,000	N/A	N/A	$11,000

NON-INTERESTED TRUSTEES

Richard Wedemeyer	$20,000	N/A	N/A	$20,000
George Mileusnic	$16,000	N/A	N/A	$16,000
Terry Carter	$12,000	N/A	N/A	$12,000
Thomas Kice	$14,000	N/A	N/A	$14,000
Peter Ochs	$12,000	N/A	N/A	$12,000
Jeffrey Haas	$14,000	N/A	N/A	$14,000
Joseph Hankin	$14,000	N/A	N/A	$14,000

CODES OF ETHICS

The Trust and the Advisor have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code to invest in securities, including securities that may be purchased or held by the NestEgg Funds, for their own accounts. These Codes of Ethics are filed as exhibits to the Trust’s registration statement on Form N-1A and are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

PROXY VOTING POLICY AND PROCEDURES

The Trust has contractually delegated, subject to Board oversight, the responsibility for voting proxies relating to portfolio securities held by an American Independence Fund to the Advisor. The Trust has delegated proxy voting to the Advisor with the direction that proxies should be voted in a manner consistent with the best interests of a Fund and its shareholders. The Advisor has adopted its own proxy voting policies and procedures for this purpose. These policies and procedures include specific provisions to resolve conflicts of interest that may arise between the interests of a Fund and the Advisor or and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Starting on August 31, 2004, information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Trust’s website at http://www.nesteggfunds.com and (ii) on the SEC’s website at http://www.sec.gov.

ADVISORY SERVICES

American Independence Financial Services, LLC serves as investment adviser to the NestEgg Funds pursuant to a Management Agreement dated July 12, 2005, between the Trust and American Independence Financial Services, LLC pursuant to obligations under the Advisory Agreement. American Independence Financial

Services, LLC also provides certain administrative services necessary for the Funds’ operations including; (i) coordination of the services performed by the Funds’ transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds’ Officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

The following table shows the advisory fees that American Independence Financial Services, in its capacity as investment advisor, is entitled to receive from the NestEgg Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each respective Fund’s average daily net assets.

Fund	Advisory Fee

NestEgg 2010 Fund	0.60%
NestEgg 2020 Fund	0.60%
NestEgg 2030 Fund	0.60%
NestEgg 2040 Fund	0.60%

Under the Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, and the Trust has agreed to indemnify the Advisor against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Adviser shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

Unless sooner terminated, the Advisory Agreement will continue in effect through March 1 , 2010 with respect to the NestEgg Funds.. The Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement’s continuance also is approved by a majority of the Trustees who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Trust or the Advisor on 30 days’ written notice, and will terminate immediately in the event of its assignment. Upon termination of the Advisory Agreement, the Trust would be required, at the request of the Advisor, to change its name to a name not including "NestEgg".

For the year ended October 31, 2008 the Adviser earned the following fees:

	Earned	Waived and Reimbursed
NestEgg 2010 Fund	$45,130	$166,345
NestEgg 2020 Fund	$199,843	$225,101
NestEgg 2030 Fund	$133240	$164,156
NestEgg 2040 Fund	$139,677	$153.687

For the year ended October 31, 2007 the Adviser earned the following fees:

	Earned	Waived and Reimbursed
NestEgg 2010 Fund	$39,705	$125,663

NestEgg 2020 Fund	$207,035	$133,397
NestEgg 2030 Fund	$135,191	$122,128
NestEgg 2040 Fund	$143,547	$119,884

INITIAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS FOR THE NESTEGG FUNDS

American Independence Financial Services, LLC’s compensation under the Advisory Agreement may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Advisory Agreement, American Independence Financial Services, LLC may reduce its compensation to the extent that the funds’ expenses exceed such lower expense limitation as American Independence Financial Services, LLC may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on American Independence Financial Services, LLC’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus. In addition, through the end of the fund’s fiscal year ending in 2010, American Independence Financial Services, LLC has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the funds pays total fund operating expenses at the following rates:

NestEgg 2010
Class A 0.95%
Class C 1.45%
Institutional 0.45%

NestEgg 2020
Class A 1.05%
Class C 1.55%
Institutional 0.55%

NestEgg 2030
Class A 1.20%
Class C 1.70%
Institutional 0.70%

NestEgg 2040
Class A 1.25%
Class C 1.75%
Institutional 0.75%

     In considering the Advisory Agreement, the Trustees considered numerous factors they believe to be relevant, including a comparison of the fees and expenses of other similarly managed funds, the advisor’s research and decision-making processes, the methods adopted to assure compliance with the funds’ investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the funds; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor’s potential profitability; the financial condition and stability of the advisor; the advisor’s trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars.

ADMINISTRATION SERVICES

AIFS also provides certain administrative services necessary for the Funds’ operations. For the year ended October 31, 2008, the fees for the services provided under such agreement were calculated based on each Fund’s average daily net assets at an annual rate of 0.125% .

AIFS also provides certain administrative services necessary for the Fund’s operations. The fees for the services provided under such agreement will be calculated based on the Fund’s average daily net assets at an annual rate of 0.125% .

AIFS had entered into an agreement with Vastardis Capital Management, LLC. whereby they provided sub-administration services for a fee accrued daily and paid monthly, on aggregate net assets of all Funds in the Trust, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate
First $3 billion of net assets	0.05%
Next $2 billion of net assets	0.04%
Over $5 billion of net assets	0.03%

For the year ended October 31, 2008 the Administrator earned the following fees:

Earned
NestEgg 2010 Fund	$9,240
NestEgg 2020 Fund	$41,730
NestEgg 2030 Fund	$27,859
NestEgg 2040 Fund	$29,164

Effective October 31, 2008 AIFS has entered into an agreement with J.P.Morgan. whereby J.P.Morgan provides sub-administration services for a fee accrued daily and paid monthly, on average net assets of all Funds in the Trust, monthly as follows:

Percentage Rate		Average Daily Net Assets
0.0225%		0 to $5000,000,000
0.0200%		$500.000.000 to $ 1,000,000,000
0.0175%		$1,000,000,000 to $5,000,000,000
0.0125%	Over $	5,000,000,000

The minimum fee payable to J.P. Morgan is $20,000 per Fund in the first year of this Agreement and $25,000 per Fund for the second and following years of the Agreement.

DISTRIBUTION AND SERVICES PLANS

The Trust has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Class A Shares and Class C Shares of the NestEgg Funds (the "Plans"). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed and (ii) may pay, through the Distributor, broker-dealers or other financial institutions ("Service Organizations") for services, as defined by NASD.

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by NASD.

Under the Plan, payments by the Trust for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of Class A Shares of a Fund and 0.75% for Class C Shares, and payments for services, as defined by NASD, may not exceed 0.25% (annualized) of the average daily net asset value of a Fund’s outstanding Class A Shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship. Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that Service Shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of Class A and Class C Shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Service Shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

As long as the Plan is in effect, the nomination of Independent Trustees must be committed to the discretion of the Independent Trustees.

For the year ended October 31, 2008 the Distributor earned the following fees:

Earned
NestEgg 2010 Fund
Class A Shares	$879
Class C Shares	$103
Institutional Class	$34

NestEgg 2020 Fund
Class A Shares	$679
Class C Shares	$208
Institutional Class	$69

NestEgg 2030 Fund
Class A Shares	$1,163
Class C Shares	$1,238
Institutional Class	$413

NestEgg 2040 Fund
Class A Shares	$1,668
Class C Shares	$116
Institutional Class	$39

For the year ended October 31, 2007 the Distributor earned the following fees:

Earned
NestEgg 2010 Fund
Class A Shares	$840
Class C Shares	$145
Service Class A	$840
Service Class C	$49

NestEgg 2015 Fund
Class A Shares	$387
Class C Shares	$193
Service Class A	$387
Service Class C	$66

NestEgg 2020 Fund
Class A Shares	$790
Class C Shares	$53
Service Class A	$790
Service Class C	$19

NestEgg 2030 Fund
Class A Shares	$1,152
Class C Shares	$57
Service Class A	$1,152
Service Class C	$20

NestEgg 2040 Fund
Class A Shares	$1,794
Class C Shares	$98
Service Class A	$1,794
Service Class C	$33

SUB-TRANSFER AGENCY PLAN

The Funds have adopted a Sub-Transfer Agency Plan pursuant to which it may pay a fee of up to an annual rate of 0.25% of Fund average daily net assets to service organizations who provide sub-transfer agency services to their customers who own shares of the Funds.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Your financial intermediary may receive various forms of compensation from you, the Funds or AIFS in connection with the sale of shares of a Fund to you or you remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. These types of payments include:

· Contingent deferred sales charges or initial front-end sales charges (if applicable), which are payable from your investment to the Distributor and all or a portion of which are payable by the Distributor to financial intermediaries (see “A Choice of Share Classes” in the Prospectus);

· Ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's Distribution Plans adopted under Rule 12b-1 under the Investment Company Act and Shareholder Servicing Plan, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see “Distribution and Service Plans” in the SAI);

· Shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of a Fund as reimbursement to the financial intermediary for expenses they incur on behalf of the Fund.

· Payments by AIFS out of its own assets. AIFS may make these payments in addition to payments described above. Your financial intermediary may receive payments from AIFS that fall within one or more of the following categories, each of which is described in greater detail below:

• Distribution Related Payments;

• Service Related Payments; and

• Processing Related Payments.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments. AIFS may make payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

As noted above a number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its investment representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS' goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Service Related Payments. Payments may also be made by AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services. Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Service Related Payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the assets attributable to that financial intermediary.

Processing Related Payments. AIFS may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that AIFS may make under this category include, among others, payment of networking fees or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Other Payments. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or rules of the National Association of Securities Dealers) and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences. AIFS makes payments for entertainment events it deems appropriate, subject to AIFS’ policies and applicable law. These payments may vary depending on the nature of the event.

As of October 31, 2008, the following financial intermediaries that are broker dealers have been approved by the Board of Trustees to receive Distribution Related and/or Service Related Payments:

Pershing
Fidelity Brokerage Services LLC
Fiserv Trust Company

Benefit Plan Administrators
A.G. Edwards & Sons/Wachovia Securities
Raymond James

Any additions or deletions to the list of financial intermediaries identified above that have occurred since October 31, 2008 are not reflected.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

INTRUST Bank, N.A. acts as custodian of the Trust’s assets. Boston Financial Data Systems (“BFDS”) acts as transfer agent for the Funds. The Trust compensates BFDS for providing personnel and facilities to perform transfer agency related services for the Trust

EXPENSES

Except as noted below, American Independence Financial Services, LLC bears all expenses in connection with the performance of its advisory and administrative services. The Trust bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its Trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders’ reports and shareholder meetings; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Trust also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

FEE WAIVERS

The Advisor has agreed in writing to limit the expenses of the NestEgg Funds to the amount indicated in the Prospectus until March 1, 2010. These limits do not include any taxes, brokerage commissions, interest on borrowings or extraordinary expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

The financial statements and financial highlights for the year ended October 31, 2008 have been audited by Grant Thornton LLP, the Funds independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Grant Thornton LLP as experts in accounting and auditing.

Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797 , serves as counsel to the Trust.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program the

"Program"), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

SHARES OF BENEFICIAL INTEREST

The American Independence Funds Trust was organized as a Delaware business trust on October 7, 2004, and currently consists of thirteen, four of which are offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

The NestEgg Funds offers three classes of shares, Class A, Class C and Institutional Class shares. Purchases be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-866-410-2006, or contact your sales representative, broker-dealer or bank to obtain more information about the Funds’ shares.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     As of February 19, 2008, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below.

Fund	Percentage Owned

NestEgg 2010 Fund
Class A

SSB&T Co
Cust for the IRA of
Sandra C. Whitworth
16013 S Desert Foothills PKWY
#1090
Phoenix, AZ 85048-8435	30.39%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	28.29%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	15.85%

SSB&T Co
Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	28.29%

SSB&T CO
Cust for the IRA of
David M. Ricci
3886 E Vallejo Drive
Gilbert, AZ 85298-9178	8.87%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	6.97%

MG Trust Custodian or Trustee
Ward Feed Yard Inc Employee Profit
Sharing Bin # 07c21608
700 17th St Ste 300
Denver, CO 80202-3531	5.66%

Institutional Class
NFS LLC FEBO
Marshall & Ilsley Trust Company NA
FBO INTRUST Bank NJ Dly Rcrdkpg

11270 West Park Pl Ste 400
Milwaukee, WI 53224-3638	97.65%

Class C

Ridge Clearing and Outsourcing
FBO 421-90118-16
2 Journal Sq. Plaza
Jersey City, NJ 07306-4001	6.43%

NestEgg 2020 Fund

Class A

MG Trust Custodian or Trustee
Ward Feed Yard Inc Employee Profit
Sharing Bin# 07c21608
700 17th St. Ste 300
Denver, CO 80202-353154.43%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	8.30%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	6.97%

Pershing LLC
PO Box 2052

Jersey City, NJ 07303-2052	6.18%

Class C

MG Trust Company Cust FBO
Beck’s Turf Inc. 401K Plan
700 17th St. Ste 300
Denver, CO 80202	84.10%

John J . Pileggi
335 Madison Avenue
American Independence Financial Services
New York, NY 10017	15.90%

Institutional Class

NFS LLC FEBO
Marshall & Isley Tr. Co.
FBO INTRUST Bank
Attn Mutual Funds
NJ Dly Rcrdkpg
11270 West Park Pl Ste 400
Milwaukee, WI 53224	99.24%

. 2030 Fund

Class A

MG Trust Custodian or Trustee
Ward Feed Yard Inc Employee Profit
Sharing Bin# 07c21608
700 17th St. Ste 300
Denver, CO 80202-3531	73.07%

SSB&T Co.
Cust for the IRA of
David M. Ricci
3886 E Vallejo Drive
Gilbert, AZ 85298-9178	9.93%

MG Trust Company CUST FBO

Arrivato Advisors, LLC Retirement
Bin # 07c34924700 17th St Ste 300
Denver, CO 80202-3531	7.33%

Class C

MG Trust Company Cust FBO
Beck’s Turf Inc 401 K Plan
700 17th St Ste 300
Denver, CO 80202-3531	100.00%

Institutional Class

NFS LLC FEBO
Marshall & Ilsley Trust CompanyNA
FBO INTRUST Bank NJ Dly Rcrdkpg
11270 West Park Pl Ste 400
Milwaukee, WI 53224-3638	98.82%

NestEgg 2040 Fund

Class A

MG Trust Custodian or Trustee
Ward Feed Yard Inc Employee Profit
Sharing Bin# 07c21608
700 17th St. Ste 300
Denver, CO 80202-3531	50.03%

SSB&T Co C/F IRA R/O
James O. Vanarsdale
501 N Main
Macksville, KS 67557-9757	34.560%

Class C

MG Trust Company Cust FBO
Beck’s Turf Inc 401 K Plan
Denver, CO 80202-3531	69.44%

Ridge Clearing and Outsourcing
FBO 421-90132-18
2 Journal Sq. Plaza
Jersey City, NJ 07306-4001	30.56%

Institutional Class

NFS LLC FEBO
Marshall & Ilsley Trust Company NA
FBO Intrust Bnk NJ Dly Rcrdkpg
11270 West Park Pl Ste 400
Milwaukee, WI 53224-3638	99.51%

     The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

VOTING RIGHTS

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund. Under the Fund’s Trust Instrument, the Boards of Trustees are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund’s Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

CONVERSION INTO A FEEDER FUND

The Board may convert the Funds in the future into a feeder fund in a master-feeder fund structure without approval of the Funds’ shareholders (the "Shareholders"). It is uncertain whether the Funds will convert into a feeder fund in the future and doing so may require certain regulatory approvals. As a feeder fund, each Fund would seek to achieve its investment objective by investing all of its assets in the securities of a single master fund with substantially the same investment objective, strategies and restrictions as the Fund. If the Funds were to convert into feeder funds, the Funds’ interest in the securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio securities directly.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

It is the policy of the Trust ("Disclosure Policies"), with respect to each of the Funds, to disclose to the general public the portfolio holdings of each of the Funds: (i) in regular public filings made with the Securities and Exchange Commission; and (ii) on a quarterly basis with a lag time of 30 days, by calling 1-888-266-8787. The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability ("non-standard disclosure") to:

(1)	the Funds’ service providers including the Funds’ custodian, administrator, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Funds’ day-to-day operations ("Service Providers"); and
(2)	certain non-service providers including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody’s Investors Service, Morningstar, Standard & Poor’s Rating Service and Thomson Financial) for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) ("Non-Service Providers"). Generally such information is provided to non-service providers on a monthly and quarterly basis with a five-to- fifteen day lag. The above list of ratings agencies will be updated each year.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1)	the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and
(2)	the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ Disclosure Policies; or
(3)	the recipient provides assurances of its duty of confidentially by such means as certification as to its policies’ adequacy to protect the information that is disclosed.

The Funds have determined that non-standard disclosure to each service and non-service providers fulfills legitimate business purpose and is in the best interest of shareholders and believes that these arrangements subject the recipients to a duty of confidentiality. Neither the Funds nor the Funds’ investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees and Chief Compliance Officer (1) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Disclosure Policies and (2) will address any conflicts of interest involving non-standard disclosure.

PERFORMANCE INFORMATION

The NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 U.S. Fund and NestEgg 2040 Fund may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The following paragraphs describe how yield and return are calculated by the NestEgg Funds.

Return Calculations. Returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund’s NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund’s performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a Fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund’s short-term trading fee or the effect of a fund’s small balance maintenance fee. Excluding a fund’s short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

From time to time, in advertisements or in reports to shareholders, a Fund’s yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. The total return and yield of the NestEgg Funds may be compared to the comparable Target Date Indexes. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron’s, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc.and/or Morningstar.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Trust may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

FINANCIAL STATEMENTS

The financial statements and financial highlights for the year ended October 31, 2008 have been audited by Grant Thornton LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Grant Thornton LLP as experts in accounting and auditing. Information from previous years and periods were audited by the predecessor funds’ independent registered public accounting firm. The American Independence Funds’ annual report includes the financial statements referenced above and is available without charge upon request by calling 1-888-266-8787.

MISCELLANEOUS

As used in this SAI, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

If you have any questions concerning the Trust or any of the Funds, please call 1-866-410-2006.

APPENDIX A -- FUTURES AND OPTIONS

As previously stated, the Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices. These Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by one of these Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain contracts, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, the National Futures Association ("NFA"), the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I INTEREST RATE FUTURES CONTRACTS.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is affected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is affected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. The Fund would deal only in standardized contracts on recognized exchanges and trading facilities.

Examples of Futures Contract Sale. The Fund might engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93. In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rose from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II SECURITY FUTURES CONTRACTS AND STOCK INDEX FUTURES CONTRACTS.

Security Futures Contracts. The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, the Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Stock Index Futures Contracts. A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the S&P 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

The following are examples of transactions in stock index futures (net of commissions and premiums, if any):

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures Day Hedge is Placed -
Anticipate Buying $62,500 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures :

$62,500/Contract -Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $65,000 Increase in Purchase Price = $2,500	Sell 1 Index Futures at 130 Value of Futures = $65,000/Contract Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors: Value of Stock Fund = $1,000,000 Value of Futures Contract = 125 x $500 = $62,500 Fund Beta Relative to the Index = 1.0 Portfolio	Futures - Day Hedge is Placed
Anticipate Selling $1,000,000 Equity Portfolio	Sell 16 Index Futures at 125 Value of Futures = $1,000,000 - Day Hedge is Lifted -
Equity Portfolio – Own stock with Value = $960,000 Loss in Fund Value = $40,000	Buy 16 Index Futures at 120 Value Futures = $960,000 Gain on Futures = $40,000

If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund’s transactions in stock index futures would be as set forth below.

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price Portfolio	Futures - Day Hedge is Placed
Anticipate Buying $62,000 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures = $62,500 - Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $60,000 Increases in Purchase Price = $2,500	Sell 1 Index Futures at 120 Value Futures = $60,000/Contract Loss on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors: Value of Stock Fund = $1,000,000 Value of Futures Contract = 125 x $500 = $62,500 Fund Beta Relative to the Index = 1.0 Portfolio	Futures - Day Hedge is Placed
Anticipate Selling $1,000,000 Equity Portfolio	Sell 16 Index Futures at 125 Value of Futures = $1,000,000 - Day Hedge is Lifted -
Equity Portfolio – Own stock with Value = $1,040,000 Gain in Fund Value = $40,000	Sell 16 Index Futures at 130 Value Futures = $1,040,000 Loss of Futures = $40,000

III FUTURES CONTRACTS ON FOREIGN CURRENCIES.

To the extent the Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, the Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV MARGIN PAYMENTS.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

There are several risks in connection with the use of futures by the Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In instances involving the purchase of futures contracts by the Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI OPTIONS ON FUTURES CONTRACTS.

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII OTHER TRANSACTIONS.

The Fund is authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund’s hedging and other investment strategies if, in the judgment of the Adviser, transactions therein are necessary or advisable.

VIII ACCOUNTING TREATMENT.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES
AMERICAN INDEPENDENCE FUNDS TRUST
PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of American Independence Funds Trust (the "Trust") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities (the "Securities") held by certain of the Trust’s investment portfolios ("Funds"):

I.	POLICY
A.	It is the policy of the Board of Trustees of the Trust (the "Board") to delegate the responsibility for voting proxies relating to Securities held by the Funds to American Independence Financial Services, LLC (the "Adviser") as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The voting of proxies is an integral part of the investment management services provided by the Adviser pursuant to the advisory contract. As the Adviser and BISYS, the Funds’ principal underwriter, are not affiliates, the delegation of authority to the Adviser to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between BISYS and the Funds’ shareholders from the proxy voting process.

B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to Securities held by the Funds to a sub-adviser (each a "Sub-Adviser") retained to provide investment advisory services to certain Funds. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

II. FIDUCIARY DUTY

The right to vote a proxy with respect to Securities held by the Funds is an asset of the Company. The Adviser or Sub-Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser’s Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Funds shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less frequently than annually, the Adviser shall report to the Board a record of each proxy voted with respect to Securities of the Funds during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than its duties as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

IV. REVOCATION

The delegation by the Board of the authority to vote proxies relating to Securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Company shall file an annual report of each proxy voted with respect to Securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.	DISCLOSURES
A.	The Company shall include in its registration statement:
1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to Securities; and

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B.	The Company shall include in its Annual and Semi-Annual Reports to shareholders:
1. A statement disclosing that a description of the policies and procedures used by or on behalf of the

Company to determine how to vote proxies relating to Securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

VII. REVIEW OF POLICY

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: July 12, 2005

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

PROXY VOTING POLICY AND PROCEDURES

GENERAL POLICY

     It is the policy of American Independence Financial Services, LLC ("AIFS") to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of clients for whom AIFS provides discretionary investment management services and have authority to vote their proxies.

     AIFS may vote proxies as part of its authority to manage, acquire and dispose of account assets. AIFS will not vote proxies if the advisory agreement does not provide for AIFS to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

     When voting proxies for client accounts, AIFS’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, AIFS will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. If appropriate to do so, AIFS may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide AIFS with a statement of proxy voting policy. In these situations, AIFS will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of AIFS.

PROCEDURES FOR VOTING PROXIES

     These procedures are adopted pursuant to the policy cited above and are hereby delegated to the Proxy Committee. The Proxy Committee may consist of executive, investment, compliance, legal and operations personnel. The Proxy Committee will review these procedures on a yearly basis and make such changes as it believes are necessary to maintain compliance with applicable federal securities regulations.

EVALUATION AND VOTING

     The Proxy Committee shall designate one or more employees of AIFS (each a "designated employee") to review each proxy received by AIFS for which AIFS has the responsibility to vote and to ensure that all proxies are voted according to AIFS’s guidelines.

1.	The issues presented in the proxy materials;
2.	The interests of AIFS, if any, in those issues;
3.	How the proxy will be voted; and

     The record will include any external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee. Where an apparent conflict of interest exists, or where the designated employee requires additional guidance, the nature and circumstances of the proxy will be brought to the attention of the Proxy Committee, which will determine how the proxy will be voted.

     In cases where a client has asked AIFS for advice with respect to a proxy, the designated employee will submit a memorandum containing the recommendation to the Proxy Committee, which will:

1.	Endorse the memorandum for delivery to the client;
2.	Return the memorandum for further consideration; or
3.	In the case of a potential conflict of interest or basic disagreement about the voting of the 3 proxy,

submit the memorandum to the Investment Policy Committee for direction with respect to the advice AIFS should provide to the client with respect to the proxy. CONFLICTS OF INTEREST

     AIFS will maintain a list of those companies which issue publicly traded securities and with which affiliates of AIFS has such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between AIFS and its clients.

     The term "conflict of interest" refers to a situation in which affiliates of AIFS has a financial interest in a matter presented by a proxy other than the obligation AIFS incurs as investment adviser and any other client which may compromise AIFS’s freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

1.	Companies affiliated with Trustees;
2.	Companies affiliated with officers of AIFS; and
3.	Companies that maintain significant business relationships with AIFS or is actively seeking a significant business relationship.

     Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its review and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, AIFS’s commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

     In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to the Funds or any other clients of voting the proxy.

     All votes submitted by IFS on behalf of its clients are not biased in any way by other clients of AIFS. For example, the fact that XYZ Corporation is a client of AIFS does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client’s stock).

REPORTING AND DISCLOSURE

     Once each year, AIFS shall include in its presentation materials to the Boards of Trustees of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that AIFS has identified as involving a conflict of interest, AIFS shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

     AIFS shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. AIFS shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

RECORDKEEPING

AIFS shall retain records relating to the voting of proxies, including:

1.	A copy of this proxy voting policy and procedures relating to the voting of proxies.
2.	A copy of each proxy statement received by AIFS regarding portfolio securities in AIFS client accounts.

3.	A record of each vote cast by AIFS on behalf of a client.
4.	A copy of each written client request for information on how AIFS voted proxies on behalf of the client account, and a copy of any written response by AIFS to the client account.

     5. A copy of any document prepared by AIFS that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

     AIFS shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies.

     These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of AIFS.

SCHEDULE A

The following is a concise summary of AIFS’s proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

  Fees for non-audit services are excessive, or
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. BOARD OF TRUSTEES

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all Trustees annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside Trustees of CEO pay.

Majority of Independent Trustees/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of Trustees be independent unless the board composition already meets the threshold for definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent Trustees if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent

- Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

- Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

  Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
  Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

- Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements. Cumulative Voting

  Vote AGAINST proposals to eliminate cumulative voting.
  Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

- Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

-	Vote FOR management proposals to adopt confidential voting.

4.	PROXY CONTESTS
Voting for Director Nominees in Contested Elections
Votes in a contested election of Trustees must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.

5.	POISON PILLS
- Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	MERGERS AND CORPORATE RESTRUCTURINGS
- Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	CAPITAL STRUCTURE Common Stock Authorization
- Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis

- Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

                   - Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

- Vote AGAINST proposals to create a new class of common stock with superior voting rights.

  Vote FOR proposals to create a new class of nonvoting or sub voting common stock if:
  It is intended for financing purposes with minimal or no dilution to current shareholders
  It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, AIFS will value every award type. AIFS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once AIFS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  Historic trading patterns
  Rationale for the repricing
  Value-for-value exchange

-	Option vesting
-	Term of the option
-	Exercise price
-	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value
  Offering period is 27 months or less, and
  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

.

AMERICAN INDEPENDENCE FUNDS TRUST 335 MADISON AVENUE, MEZZANINE

NEW YORK, NY 10017

GENERAL AND ACCOUNT INFORMATION: (866) 410-2006

AMERICAN INDEPENDENCE FINANCIAL SERVICES - INVESTMENT ADVISER ("AIFS" OR THE "ADVISER")

Foresides Distribution Services, L.P.
(“FORESIDES” OR THE “DISTRIBUTOR”)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the "SAI") describes six funds (collectively, the "Funds"), all of which are managed by American Independence Financial Services, LLC. The Funds are:

Short-Term Bond Fund

Intermediate Bond Fund

Stock Fund

International Equity Fund

Kansas Tax-Exempt Bond Fund

Financial Services Fund

Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public as an investment vehicle for individuals, institutions, corporations and fiduciaries.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated March 1, 2009 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Financial Statements included in the Funds’ October 31, 2008 Annual Report to Shareholders are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained without charge by writing the Funds at the address above or calling 1-866-401-2006.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. YOU COULD ALSO LOSE MONEY BY INVESTING IN ONE OF THE FUNDS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN.

March 1, 2009

Investment Policies and Practices of the Funds	3
Investment Restrictions	22
Risks of Investing in the Funds	25
Management	30
Trustees and Officers	31
Investment Adviser	40
Sub-advisers	41
Administrative Services	42
Distribution and Service Plan	43
Sub-Transfer Agency Plan	45
Custodian, Transfer Agent & Dividend Dispersing Agent	47
Expenses	47
Fee Waivers	48
Independent Registered Public Accounting Firm and Counsel	48
Anti Money Laundering Program	48
Voting Rights	56
Conversion Into Feeder Fund	57
Performance	59
Disclosure of Portfolio Holdings Information	61
Financial Statements	68
Miscellaneous	68

APPENDIX A
APPENDIX B

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUSES, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN INDEPENDENCE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY AMERICAN INDEPENDENCE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

THE INVESTMENT POLICIES AND
PRACTICES OF THE FUNDS

Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are separate portfolios of American Independence Funds Trust, a Delaware statutory trust, organized under the laws of Delaware on October 7, 2004 as an open-end, management investment company. The Trust’s Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds’ investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SAI are not fundamental and may change solely by approval of the Board of Trustees. References below to "All Funds" include the Portfolio, except where noted otherwise. The 80% minimum investment limitations of the Kansas Tax-Exempt Bond Fund with respect to investments in securities exempt from federal income and Kansas personal income taxes are both fundamental. The 80% minimum investment limitations of the other funds are non-fundamental, which means they may be changed by the Board of Trustees subject to 60 days advance notice to shareholders.

The following is a description of investment practices of the Funds and the securities in which they may invest:

U.S. Treasury Obligations (All Funds). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government. federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

The Funds may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal

Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to Short-Term Bond Fund) short-term rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

Corporate Debt Securities (All Funds except Kansas Tax-Exempt Bond Fund--See "Variable Rate Demand Obligations"). The Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

Mortgage-Related Securities (All Funds). The Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. In the case of the Kansas Tax-Exempt Bond Fund, to the extent the Fund is permitted to invest in U.S. Government securities, the Fund may invest in mortgage-related securities only. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in Mortgage-related securities, the value of which may be more sensitive to interest rate changes.

Mortgage-related securities, for purposes of this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Asset-Backed Securities (Short-Term Bond Fund and Intermediate Bond Fund). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds’ investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

Municipal Commercial Paper (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) "P-1" by Moody’s and "A-1" or "A-1+" by S&P, "P-2" or better by Moody’s and "A-2" or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." The "A-1" rating for commercial paper under the S&P classification indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper receiving a "P-2" rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated "A-2" has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated "A-1." See the Appendix for a more complete description of securities ratings.

Municipal Leases (Kansas Tax-Exempt Bond Fund) Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody’s and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody’s, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

Notes rated "MIG 1" are judged to be of the "best quality" and carry the smallest amount of investment risk. Notes rated "MIG 2" are judged to be of "high quality, with margins of protection ample although not as large as in the preceding group."

Municipal Bonds (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund). Municipal bonds generally have a maturity at the time of issuance of more than one year.

Municipal bonds may be issued to raise money for various public purposes--such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility--tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase "A" or better by a NRSRO. See the Appendix for a more complete description of securities ratings.

Common Stocks (Stock Fund, International Equity Fund and Financial Services Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

Preferred Stocks (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Equity Fund and Financial Services Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

American Depositary Receipts (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund and Financial Services Fund). American Depositary Receipts are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

These Funds may each invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the Non-U.S. Company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the Non-U.S. Company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

Investment in Foreign Securities (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Equity Fund and Financial Services Fund). These Funds may each invest in securities of foreign governmental and private issuers that, except for the International Equity Fund, are generally denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.

Foreign Exchange Contracts (International Equity Fund). Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

The Portfolio may enter into foreign currency forward contracts or currency futures for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Portfolio’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of the Portfolio’s obligations under such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Portfolio’s Investment Sub-Advisers ("Portfolio Sub-Advisers") fail to predict currency values correctly.

Foreign Currency Options and Related Risks (International Equity Fund).The portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Portfolio holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Foreign Exchange Contracts" above which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the inter-bank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Convertible and Exchangeable Securities (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Equity Fund and Financial Services Fund). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to each such Fund. Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to senior debt of the issuer.

Domestic and Foreign Bank Obligations (All Funds). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers’ acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act. The

Kansas Tax-Exempt Bond Fund’s bank obligations are limited to certificates of deposit and bankers’ acceptances.

Investments in United States Bank Obligations (Including Foreign Branches) (All Funds). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds’ assets which may be invested in obligations of foreign banks meeting the conditions set forth herein.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 10% of the value of the net assets of the Kansas Tax Exempt and 15% of the value of the net assets of the other Funds.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

Investments in Eurodollar and Yankee Dollar Obligations (All Funds). Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Strips (All Funds Except International Equity Fund). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2A-7, the Money Market Fund’s investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Funds will not actively trade in STRIPS.

Zero Coupon Securities (All Funds Except International Equity Fund). A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Other Mutual Funds (All Funds). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The Kansas Tax-Exempt Bond Fund has adopted a non-fundamental policy to limit its investment in investment companies to shares of money market funds. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

Options on Securities (Stock Fund, Short-Term Bond Fund, Intermediate Bond Fund and Financial Services Fund). The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retain the risk of loss should the price of the security decline. In return for the premium received for a put option, the Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund’s limitation on investments in securities that are not readily marketable.

Dollar Roll Transactions (Short-Term Bond Fund, Intermediate Bond Fund and International Equity Fund). These Funds may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund’s net assets.

Swap Agreements (Short-Term Bond Fund and Intermediate Bond Fund) To manage its exposure to different types of investments, the Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

Futures, Related Options and Options on Stock Indices (Stock Fund, International Equity Fund and Financial Services Fund). The Fund or Portfolio may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. The Fund or Portfolio may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser or Portfolio sub-Advisers anticipate an advance. In attempting to hedge a portfolio, the Fund or Portfolio may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund or Portfolio will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund or Portfolio will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund’s or Portfolio’s net assets.

When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer’s futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier."

During a market decline or when the Adviser or Portfolio Adviser anticipates a decline, the Fund or Portfolio may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser or Portfolio Adviser anticipates an advance, each Fund or Portfolio may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund or Portfolio not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. Each Fund or Portfolio will sell options on futures and on stock indices only to close out existing positions.

INTEREST RATE FUTURES CONTRACTS (All Funds, Except International Equity Fund and Kansas Tax-Exempt Bond Fund). These Funds may, to a limited extent, enter into interest rate futures contracts--i.e., contracts for the future delivery of securities or index-based futures contracts--that are, in the opinion of the Adviser, sufficiently correlated with the Fund’s portfolio. These investments will be made primarily in an attempt to manage the fixed income funds’ exposure to interest rate risk (i.e. manage duration) and other bona fide hedging purposes. For example, futures may be used on lieu of buying comparable duration U.S. Treasury securities to achieve a duration target within the funds. The Funds will engage in such transactions primarily for bona fide hedging purposes. Future will not be used to leverage the portfolios and are incorporated appropriately in all measures of risk within portfolios.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS (All Funds, Except International Equity Fund and Kansas Tax-Exempt Bond Fund). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.

RISK OF OPTIONS AND FUTURES CONTRACTS (All Funds). One risk involved in the purchase and sale of futures and options is that a Fund may not be able to affect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund’s income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

The Funds’ successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds’ portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds’ ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds’ portfolio securities. The Funds believe that the Adviser possesses the skills necessary for the successful utilization of such transactions.

     The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund’s liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets to cover the futures and options.

"WHEN-ISSUED" AND "FORWARD COMMITMENT" TRANACTIONS (All Funds). The Funds may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund’s net asset value.

REPURCHASE AGREEMENTS (All Funds). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Kansas Tax-Exempt Bond Fund may not each invest more than 10% and the other Funds may not invest more than 15% of its respective net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies".

REVERSE REPURCHASE AGREEMENTS (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND OBLIGATIONS (All Funds). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity five to twenty years with respect to the Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

     The Funds May Also Buy Variable Rate Master Demand Obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Portfolio sub-Advisers, as applicable or, pursuant to guidelines established by the Board of Trustees or the Master Trust Board, as applicable, to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.

LOANS OF PORTFOLIO SECURITIES (All Funds). The Funds may lend their portfolio securities in an amount up to 33-1/3% of each Fund’s total assets to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of a particular Fund.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Securities loans will be made in accordance with the following conditions: (1) the Funds or the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Funds or the Portfolio must be able to terminate the loan after notice, at any time; (4) the Funds or the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Funds or the

Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees or Master Trust Board, as applicable, to vote proxies.

The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS (Short-Term Bond Fund). The Fund may invest in guaranteed investment contracts and funding agreements ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, a GIC may be considered an illiquid investment.

In determining the average weighted portfolio maturity of the Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

ILLIQUID SECURITIES (All Funds). Each Fund, except for the International Equity Fund, has adopted a fundamental policy with respect to investments in illiquid securities. The International Equity Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act (other than certain commercial paper issued pursuant to Section 4(2) as discussed below) will be treated as illiquid and subject to the Fund’s investment restriction on illiquid securities.

Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds’ investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e. without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.

The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to re-sales of certain securities to qualified institutional buyers. It is the intent of the Funds’ to invest, pursuant to procedures established by the Board of Trustees as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

Pursuant to guidelines set forth by and under the supervision of the Board of Trustees, the Adviser or the Portfolio sub-Advisers will monitor the liquidity of restricted securities in a Fund’s portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Portfolio sub-Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund’s average daily net assets. Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1. Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.

FOREIGN CURRENCY TRANSACTIONS (International Equity Fund; Intermediate Bond Fund, Stock Fund and Financial Services Fund). Investments by the Portfolio in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of the Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price at the time of the contract. Forward contracts in the principal foreign currencies are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

The Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, the Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when a Portfolio sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio’s investment securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Portfolio to incur losses on these contracts and transaction costs. The Portfolio Advisers do not intend to enter into forward contracts on a regular or continuous basis.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the inter-bank market. The inter-bank market is foreign currencies in a global around-the-clock market.

When required by applicable regulatory guidelines, the Portfolio will set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

INVESTMENT RESTRICTIONS

The following restrictions apply to each Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12 and 16 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds’ outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

Each Fund, except as indicated, may not:

(1) Invest more than 15% (10% with respect to the Kansas Tax-Exempt Bond Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

(2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% (10% for Kansas Tax-Exempt Bond Fund) of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund (except Kansas Tax-Exempt Bond Fund) has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist). With respect to the Kansas Tax-Exempt Bond Fund, all borrowings in excess of 5% will be repaid before additional investments are made. The Short-Term Bond Fund has adopted a non-fundamental policy to limit its borrowings for other than temporary or defensive purpose or to meet redemptions to an amount not to exceed an amount equal to 5% of its net assets;

(3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

(4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

(5) Invest in companies for the purpose of exercising control or management. This restriction is a fundamental policy of the Kansas Tax-Exempt Bond Fund;

(6) The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act.

(7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions. The Kansas Tax-Exempt Bond Fund’s policy with respect to oil, gas and other mineral resource, exploration, development or leases is a non-fundamental policy;

(8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

(9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. The Kansas Tax-Exempt Bond Fund may not sell securities short;

(10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

(11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

(12) With the exception of the Financial Services Fund, which will invest at least 25% of its assets in financial services related industries, no Fund shall purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a)
this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

(13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges. The Kansas Tax-
Exempt Bond Fund may not purchase warrants, straddles, or spreads;

(14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no
Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

(15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation
(except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO’s or determined by the Adviser to be of comparable quality) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund;

or
(16) With respect to 75% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues. The Kansas Tax-Exempt Bond Fund and the Financial
Services Fund will not purchase more than 10% of the voting securities of any one issuer.

As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus are adhered to at the time a transaction is effected, except with respect to borrowing later changes in percentage resulting from changing assets values will not be considered a violation.

It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

RISKS OF INVESTING IN THE FUNDS CERTAIN RISK CONSIDERATIONS

The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund’s shares will generally fluctuate inversely with the movements in interest rates and a stock Fund’s shares will generally fluctuate as a result of numerous factors, including but not limited to investors’ expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund’s investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund’s investment in any single issuer.

RISKS OF TECHNIQUES INVOLVING LEVERAGE. Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only as secondary (i.e., non-principal) investment strategies, when the Adviser or Portfolio sub-Advisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions). The risks of leverage include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

RISK OF INVESTING IN KANSAS MUNICIPAL OBLIGATIONS

Because the Kansas Tax-Exempt Bond Fund will concentrate its investment in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

     The following discussion highlights some of the more important economic and financial trends and considerations affecting Kansas Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Kansas, its agencies and instrumentalities, Certified Annual Financial Reports, State and industry trade publications, newspaper articles, other public documents relating to securities offerings of Kansas issuers, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Commerce Funds have not independently verified any of the information contained in these statements or other documents. The funds make no representations or warranties regarding the completeness or accuracy of such information.

     Because the Kansas Tax-Free Bond Fund will concentrate its investments in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

     Kansas ranks as the 14th largest state in terms of size with an area in excess of 82,000 square miles. According to the Population Division of the U.S. Census Bureau, the estimated population of Kansas was 2,775,997 on July l, 2007, which represented an increase of approximately 0.43% from the 2006 estimate, compared to an estimated national growth rate of 1.00% over the same 12-month period. According to the 2000 census, excluding Kansas City, which is contained in the Kansas City, Missouri MSA, Wichita, is the State’s largest metropolitan area, ranking as the 78th largest MSA nationally with approximately 545,220 inhabitants. Wichita is a major aircraft manufacturing center for the United States with the worldwide headquarters for Cessna Aircraft Company and Raytheon Aircraft Co. and

major manufacturing and assembly plants for Spirit AeroSystems and Bombardier Aerospace Learjet Inc. located in the city. According to the 2000 census, Topeka constituted the 185th largest MSA in the nation with approximately 169,871 inhabitants. As the State capital, Topeka has a high percentage of government employees, representing approximately 25% of the total employment base of the metropolitan area. Growth in the State’s trade, services and manufacturing sectors has decreased the historical dominance of agriculture on the State economy.

     Personal income in Kansas (measured in current dollars) rose by an estimated 6.8% during calendar year 2007, which exceeded national personal income growth of 6.1% . Per capita personal income in Kansas grew by 6.4% during calendar year 2006, exceeding the national per capita personal income growth rate of 5.6% . Per capita personal income in Kansas still continues to lag behind the overall United States at 94.9% of the national average. Among all the states, Kansas ranked 31st in personal income and 23rd in per capita personal income in 2006. Personal income in Kansas is expected to continue to grow at a rate slightly faster than the rest of the United States in 2008 at 5.1% .

In 2008, the Kansas economy is expected to continue experiencing overall modest growth.

Gross State Product (“GSP”) is forecasted to increase by 5.0% and personal income is expected to increase by 5.1% .

Contrary to past years, the state’s economic recovery proceeded at a faster rate than the nation as a whole. The average monthly unemployment rate in Kansas is expected to increase from 4.5% in 2007 to 4.8% in 2008, which is the same rate forecasted for the U.S. as a whole.

In 2007, employment in the goods producing industries increased 1.7% with gains in each of the three general categories: natural resources and mining (2.2%), construction (1.6%), and manufacturing (1.7%) . The aircraft and parts manufacturing industry, which comprises a significant part of the overall manufacturing employment base in Kansas, have a significant impact on the Kansas economy as a whole. Employment in aerospace products manufacturing increased by 5.9% in 2007. Employment in the services-producing industries also increased 1.4% in 2007, with gains in seven of the eight general categories, including professional and technical services (4.3%), government (0.3%), other services (2.9%), finance (1.8%), education and health services (1.4%), the trade and transportation category (0.9%), and the leisure and hospitality category (1.1%) . The information category (-0.5%), experienced decreases in employment with the decrease in the information category principally due to continued difficulties in the telecommunications industry. Farm employment was significantly below 2006 levels for most of 2007 through October. Compared to October of 2005, farm employment was down 14.9 percent in 2007.

Although Kansas is expected to experience job growth in the coming years, the level of growth will continue to be lower than that experienced during the robust growth in the late 1990s. Despite experiencing a downturn in manufacturing jobs over the past few years, the manufacturing industry grew in 2007 and now in Kansas accounts for more than 13% of the State’s total employment. In addition, almost 25% of all manufacturing jobs in Kansas are related to aircraft, automobile and related parts production. Thus, overall growth in the manufacturing sector will depend on the fortunes of the State’s aircraft and, to a lesser extent, automobile manufacturers.

     In the general aviation sector, deliveries of business jets have increased and are expected to gain momentum over the next decade according to Honeywell’s 2007 Business Aviation Outlook. The forecast predicts continued strong growth through 2008, and then sustained deliveries thereafter.

     The Goodyear Tire & Rubber Co. plant in Topeka does not appear to be affected significantly by the company’s worldwide restructuring plan. Goodyear is the beneficiary of an incentive package put together by state and local governments in 2002 that is tied to maintaining certain employment levels and keeping the plant open for a ten-year period.

     Payless ShoeSource, which was founded in Topeka in 1956, announced plans to close its 850,000 square-foot Topeka distribution center in 2008, eliminating 450 to 550 jobs.

     In December 2007, General Motors announced that it would prepare its Fairfax plant, which is located in the Kansas City metropolitan area, to build the redesigned 2008 Chevrolet Malibu, after Wyandotte County and Kansas City approved $146 million in revenue bonds and a five-year tax abatement as incentives for this investment. Ford Motor Company builds the Escape/Mariner exclusively at its Claycomo plant, also located in the Kansas City metropolitan area. The Claycomo facility was partially closed for one week in January, one week in February, and two weeks in October, causing up to 2,400 Ford employees to be temporarily furloughed during these periods.

     The performance of the telecommunications industry has a strong influence on the services industry in Kansas, especially in the Kansas City metropolitan area. Sprint-Nextel Corporation (the Kansas City area’s largest nongovernmental employer with approximately 13,000 employees in the area) has located its corporate headquarters in Reston, Virginia, and has an operational headquarters at the former Sprint Corporation campus in Overland Park, Kansas. To date, the merger has not resulted in the elimination of a significant number of jobs in the Kansas City area, but job reductions continue through retirement, attrition, lower hiring rates, and the 2006 spinoff of Sprint’s local telecommunications division into a separate, publicly-traded company, Embarq Corporation. In addition, Sprint-Nextel recently announced that it plans to reduce its labor force by 5,000 employees nationwide, while Embarq reduced its labor force by approximately 400 employees in 2007 and has announced a further reduction of 1,000 employees. There can be no assurance Sprint-Nextel or Embarq will continue to maintain their operational headquarters in Kansas in the future.

     Kansas’ agricultural sector is also key to the State’s economy. This sector produces a wide array of products with wheat, corn, sorghum, and soybeans as its main crops. Overall, farm income was expected to be significantly higher in 2007 than in 2006 because of higher prices and higher demand for key crops. Although prices were significantly higher in 2007, yields were only slightly higher, and production was down from 2005 levels.

     Considering all these factors, the Kansas economy is expected to continue with modest growth through 2008.

     Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected.

     The following information is a brief summary of particular Kansas State factors affecting the Kansas Tax-Free Bond Fund and does not purport to be a complete description of such factors. The financial condition of the State, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the State faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the State or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

     The State of Kansas uses debt financing to pay for certain state expenditures. Traditionally, such expenditures have included capital improvement projects because of the magnitude of the cost and the long-term nature of the projects. However, in the mid-1990s, the State began financing other non-capital improvement costs associated with the operations of state government. Except for the Kansas Department of Transportation (“KDOT”), which issues bonds to finance highways and other transportation projects, the Kansas Development Finance Authority (“KDFA”) is the issuer of revenue bonds for the State and some local governments. Provisions in the Kansas Constitution allow for the limited issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under such provisions for decades. No other provisions in the constitution or state law limit the amount of debt that can be issued for Kansas’ agencies. As of June 30, 2007, various state agencies had legislatively authorized but unissued debt of $315,669,488. Although the amount of debt for financing capital improvement projects has increased in the past several years, debt service still constitutes a small part of the overall state budget. Of the 50 states, Kansas has been ranked among the lowest in per capita debt according to the Statistical Abstract of the United States.

     KDOT issues debt to finance various transportation-related projects throughout the State. At June 30, 2007, KDOT had bonds outstanding of $1,846,460,000 a decrease of $28,465,000 from the previous year. Recent fixed rate bonds issued by KDOT were rated AAA from Standard & Poor’s, Aa2 from Moody’s and AA from Fitch. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

     The KDFA was created by the legislature in 1987 as an independent instrumentality of the State to operate as a public corporation rather than as a state agency. The KDFA provides state agencies and other public and private organizations with access to capital markets. The ratings of KDFA issued bonds vary depending upon the underlying purpose of each bond issue. When not insured, KDFA bonds are generally rated A or better by the major rating agencies. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

     Although the State of Kansas has no general obligation debt, and thus no general obligation debt rating, KDFA works with the ratings agencies to create a “shadow” credit rating, which is currently a strong AA+ from Standard & Poor’s and Aa1 from Moody’s. Credit factors included a very low debt burden, continued economic diversification, and historically conservative and responsible fiscal management. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

     The Governor of Kansas is statutorily mandated to present spending recommendations to the Legislature. The Governor’s Budget Report reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses the Governor’s Budget Report as a guide as it appropriates the money necessary for State agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

     The State fiscal year runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The current fiscal year is the one which ends the coming June. The actual fiscal year is the year that concluded the previous June. The budget year refers to the next fiscal year, which begins the July following the Legislature’s adjournment. By law, the Governor’s Budget Report must reflect (i) actual year spending, (ii) the Governor’s revised spending recommendations for the current fiscal year, (iii) State agency spending requests for a given budget year, and (iv) the Governor’s spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

     According to the Governor’s Budget Report for Fiscal Year 2009, total receipts in fiscal year 2007 were $5,809.0 million, 7.7% above that of fiscal year 2006. According to the consensus estimate, the State will collect total receipts of $5,717.3 million in fiscal year 2008, a decrease of 1.6% for the year. The consensus estimate of total receipts for fiscal year 2009 is $6,170.1 million.

MANAGEMENT TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust’s business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance. The Officers of the Trust are responsible for the Funds’ operations. The Trust is composed of thirteen portfolios.

The business and affairs of the Trust are managed under the general supervision of the Board in accordance with the laws of the State of Delaware and the Trust’s Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." Trustees who are not deemed to be "interested persons" of the Trust are referred to as "Independent Trustees."

Each Trustee’s and officer’s address is c/o American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York 10017. Each Trustee holds offices until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Trust’s shareholders in accordance with the Trust’s Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified. Each Trustee oversees 11 portfolios of the Trust, which is the sole open-end investment company in the American Independence Fund’s complex. The following table also discloses whether a Trustee serves as a director of any company that is required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

INDEPENDENT TRUSTEES

				Number of	Other
	Position(s)	Term of		Funds in	Directorships
	Held with	Office and	Principal	Complex	Held by
Name Address and	Company	Length of	Occupation(s)	Overseen	Trustee
Age		Time	During Past Five	by Trustee
		Served	Years

Terry L. Carter*(2)			Retired. Formerly Chief
Age: 60	Trustee	Indefinite	Financial Officer of	13	None
QuikTrip Corporation
President, Westchester
Joseph Hankin*(1)			Community College
Age: 68	Trustee	Indefinite	since 1971

				13	None
Jeffrey Haas*(1)			Professor of Law, New
Age: 45	Trustee	Indefinite	York Law School 1996-
Present
				13	None
Thomas Kice*(2)			President of Kice
Age: 59	Trustee	Indefinite	Industries, Inc.
				13	None
George Mileusnic*(2)			Retired. Formerly Chief
Age: 53	Trustee	Indefinite	Financial Officer of
Caribou Coffee, Inc.
(2001-Present).

				13	None
Peter Ochs*(3)
Age: 57	Trustee	Indefinite	President of Capital III,	13	None
Inc. Formerly Manager
of Ochs & Associates,
Inc.

Richard Wedemeyer*(1)	Chairman of		Retired.
Age: 72	the Board and	Indefinite			None

Trustee
13

INTERESTED TRUSTEES

					Number of	Other
	Position(s)	Term of			Funds in	Directorships
	Held with	Office and		Principal	Complex	Held by
Name Address and	Company	Length of		Occupation(s)	Overseen	Trustee
Age		Time		During Past Five	by Trustee
		Served		Years
Retired. Formerly
Ronald Baldwin*(2)				Director INTRUST
Age: 50	Trustee	Indefinite		Financial Services, Inc.	13	None
Director of INTRUST
Brokerage , Inc. and
Chief Operating Officer
and President of
INTRUST Bank, N.A>
John J. Pileggi				Managing Partner of
Age: 49				American Independence
	Trustee	Indefinite		Financial Services, LLC
since 2004. Formerly
President and Chief
Executive Officer, PLUS
Funds.com (2000-2002).
Formerly President and
CEO of ING Mutual
				Fund Management Co.	13	None
			LLC	(1998-2000).

OFFICERS

Name, Age and Position(s)	Length of Time Served as			Principal Occupation During
Held	Fund Officer			Past 5 Years
Eric Rubin*				President, American
Age: 41	7/2005-Present			Independence Financial
President				Services, LLC (2/05-Present).
Prior to 2005, Mr. Rubin was
Vice President of ING
Financial Partners from June
2004 to January 2005, Senior
Vice President Mercantile
Capital Advisers 4/03-4/04.
Formerly Senior Vice President
DST International (01/02-
04/03). Formerly President
EMR Financial Services

(06/00-02/01). Formerly
Senior Vice President ING
Funds 06/98-12/99).

Peter W. Wilson	10-2007-Present	Director of Alaric Compliance
Chief Compliance Officer		Services, LLC 2007 to present;
Age: 30		Attorney, U.S. Army JAG
Corps – 2003 to 2007.

Theresa Donovan		Senior Director Compliance
Age: 59	7/2005-Present	and Administration American
Secretary		Independence Financial
Services, LLC (05/05-Present).
Formerly Senior Corporate
Paralegal, Paul, Weiss,
Rifkind, Wharton & Garrison,
LLP (04/98-05/05).
John J. Pileggi		Managing Partner of American
Age: 49Treasurer		Independence Financial Services,
	10-08-Present	LLC since 2004. Formerly
President and Chief Executive
Officer, PLUS Funds.com (2000-
2002). Formerly President and
CEO of ING Mutual Fund
Management Co. LLC (1998-
2000).

* Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10117.

(1)	Each Trustee and Officer has served from the inception of the Funds.
(2)	Messrs. Carter, Kice, Mileusnic, Baldwin and Pileggi have served as Trustees to the Predecessor Funds advised by

Intrust Financial Services, Inc. since November, 1996.

(3) Mr. Ochs has served as a Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

SHARE OWNERSHIP IN THE FUND COMPLEX (as of effective date of this Prospectus)

Name of Trustee	Dollar Range of Equity Securities in	Aggregate Dollar Range of Equity
	the Trust	Securities in All of the Fund Family
Joseph N. Hankin	None	None

Jeffrey Haas	$10,001-$50,000	$10,001-$50,000
Richard Wedemeyer	$10,001-$50,000	$10,001-$50,000
Terry L. Carter	None	None
Thomas F. Kice	$50,000-$100,000	$50,000-$100,000
Peter Ochs	None	None
George Mileusnic	None	None
Ron Baldwin	None	None
John J. Pileggi

INTERNATIONAL EQUITY FUND

James J. Holmgren is the portfolio manager for the International Equity Fund. His compensation consists primarily of a fixed base salary and a discretionary cash bonus. Mr. Holmgren’s bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the Morgan Stanley Capital International Europe, Australasia and Far East “MSCI EAFE”) Index, the benchmark upon which the Fund is compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio manager, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

Mr. Holmgren also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the AIFS 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER (as of the effective date of this SAI)

Name of Portfolio Manager	Dollar Range of Equity Securities in	Aggregate Dollar Range of Equity
	the Trust	Securities in All of the Fund Family
James J. Holmgren	$0	$0

The portfolio manager makes investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio manager may purchase or (sell) securities for one portfolio and not another portfolio. American Independence Financial Services, LLC has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts. At present, Mr. Holmgren does not manage any other accounts.

KANSAS TAX-EXEMPT BOND FUND

Robert Campbell is the portfolio manager for the Kansas Tax-Exempt Bond Fund. His compensation consists primarily of a fixed base salary and a discretionary cash bonus. Mr. Campbell’s bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the Lehman Brothers 7-Year Municipal Index, the benchmark upon which the Fund is compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio manager, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

Mr. Campbell also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the AIFS 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER (as of the effective date of this SAI)

Name of Portfolio Manager	Dollar Range of Equity Securities in	Aggregate Dollar Range of Equity
	the Trust	Securities in All of the Fund Family
Robert Campbell	$10,000-$50,000	$10,000-$50,000

The portfolio manager makes investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio manager may purchase or (sell) securities for one portfolio and not another portfolio. American Independence Financial Services, LLC has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts. At present, Mr. Campbell does not manage any other accounts.

SUBADVISERS

Each of the Sub-advisers has entered into a Sub-Advisory Contract , with the Adviser. The Sub-Advisory Contracts will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party to the Contract and will terminate automatically if assigned.

FINANCIAL SERVICES FUND AND STOCK FUND American Independence Capital Management, LLC (“AICM”) provides portfolio investment management services for the Financial Services Fund and the Stock Fund. AICM, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a jointly owned affiliated registered investment advisor of American Independence Financial Services, LLC and Miller

& Jacobs, LLC. AICM currently has assets under management of $122 million. Mr. Jeffrey A. Miller will act as the portfolio manager to the Financial Services Fund and the Stock Fund. As such, he will have direct and primary responsibility for all investment decisions, subject to the overall supervision of the Adviser. In particular, Mr. Miller will be responsible for all strategic portfolio investments, as well as research and trading of banks and thrifts.

Jeffrey A. Miller

Jeffrey A. Miller, co-founded Miller & Jacobs Capital, LLC in February 2003, and has been managing an affiliated Delaware company (also called Miller & Jacobs Capital, LLC) since 1997. He earned his Masters of Business Administration with Distinction from Cornell University. He also earned a Bachelor of Arts degree in History with Distinction from Cornell University.

Prior to co-founding Miller & Jacobs Capital in 2003, and its affiliated entity in 1997, Mr. Miller was Vice President of Equity Research at Keefe, Bruyette & Woods, Inc. (“KB W”) where he worked from 1994 to 1997.

Mr. Miller has been widely quoted by the financial press, including The Wall Street Journal, The New York Times, American Banker, and Buyside Magazine. He was also the keynote speaker for the Regional Banking Industry at The Wall Street Forum in September of 1996, where he provided an industry overview as well as his stock recommendations.

Mr. Miller is a founder and member of the Board of Directors of The Maasai Foundation of East Africa and is active in many charities in St. Croix, including serving on the Board of the Good Hope School.

The following information is for the person primarily responsible for day-to-day management of the Funds:

Name		Title		Length of Service
Jeffrey A. Miller		Portfolio Manager		11yrs

Account Management Disclosures

	Number of Other Accounts Managed				Number of Accounts and Assets For
	And Assets by Account Type				Which Advisory Fee is Performance-
Based
Name of Sub-
Adviser and		Other Pooled				Other Pooled
Portfolio	Registered	Investment			Registered	Investment
Manager	Investment	Vehicles	Other		Investment	Vehicles	Other
	Companies		Accounts		Companies		Accounts

Jeffrey A. Miller -0-

-0-

2 (154M)

1 (4M)

-0-

-0-

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). AICM manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. Contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER (as of October 31, 2008)

Name of Portfolio Managers	Name of Fund	Dollar Range of Equity
Securities in the Trust

Jeffrey Miller	Stock Fund	None
	Financial Services Fund	None

SHORT-TERM BOND FUND AND INTERMEDIATE BOND FUND

FISCHER FRANCIS TREES & WATTS, INC. (“FFTW (NY)”), a New York corporation and three of its affiliates, FISCHER FRANCIS TREES & WATTS (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, FISCHER FRANCIS TREES & WATTS, PTE LTD (“FFTW (Singapore)”), a Singapore corporation, and FISCHER FRANCIS TREES & WATTS, LTD KABUSHIKI KAISHA (“FFTW (Japan)”), a Japanese corporation (collectively referred to as the “Sub-Adviser") serve as the Sub-Adviser to the Funds. The Sub-Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets. Organized in 1972, the Sub-Adviser is registered with the Commission and is a New York corporation that, with its affiliated companies, managed approximately $31.4 billion in assets, as of December 31, 2007, for numerous fixed- income portfolios.

Sub-Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Sub-Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Sub-Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation (“CAC”), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Sub-Adviser, also serves as Sub-Adviser to the International Bond and Global Inflation-Indexed Hedged Funds organized in 1989, this Sub-Adviser is a U.S.-registered investment adviser and managed approximately $16.7 billion in multi-currency fixed-income portfolios for institutional clients as of December 31, 2007. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. Additionally, in 2007 the Sub-Adviser opened a branch office at 5 Avenue Kleber in Paris, France to expand its investment capabilities. The Sub-Adviser is directly and indirectly wholly-owned by CAC, a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER (as of the October 31, 2007)

Fund Beneficial Ownership

Short-Term Bond Fund None Intermediate Bond Fund None

The portfolio manager makes investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio manager may purchase or (sell) securities for one portfolio and not another portfolio. American Independence Financial Counselors, LLC has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts. At present, Mr. Campbell does not manage any other accounts.

STANDING BOARD COMMITTEES

The Board has established two committees: the Audit and Nominating Committees. The Audit Committee annually considers the engagement and compensation of the Trust’s independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. The Audit Committee consists of all of the Independent Trustees. The Audit Committee met two times during the fiscal year.

The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of all Independent Trustees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary.

BOARD COMPENSATION

Trustees who are not officers, directors or employees of American Independence Financial Services, LLC or the Distributor will receive from the Trust, an annual fee of $4,000 and a fee of $1,000 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board will receive an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee will receive an additional fee of $1,000 for each Audit Committee attended. As Trustee Emeritus, Mr. Vander Jagt will not a have vote on any matters considered by the Board of Trustees but will attend Board Meetings and continue to receive compensation which will be paid by the Advisor.

COMPENSATION TABLE

Name of Person,	Aggregate	Pension or	Estimated	Total
Position	Compensation	Retirement	Annual Benefit	Compensation
	from Fund	Benefits Accrued	Upon Retirement	From Fund and
		As Part of Funds		Fund Complex
		Expenses		Paid to Trustees
INTERESTED TRUSTEES

John J. Pileggi	$0	N/A	N/A	$0
Ron Baldwin	$11,000	N/A	N/A	$11,000

NON-INTERESTED TRUSTEES

Richard	$20,000	N/A	N/A	$20,000
Wedemeyer
George Mileusnic	$16,000	N/A	N/A	$16,000
Terry Carter	$12,000	N/A	N/A	$12,000
Thomas Kice	$14,000	N/A	N/A	$14,000
Peter Ochs	$12,000	N/A	N/A	$12,000
Jeffrey Haas	$14,000	N/A	N/A	$14,000
Joseph Hankin	$14,000	N/A	N/A	$14,000

CODES OF ETHICS

The Trust and the Advisor have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code to invest in securities, including securities that may be purchased or held by the American Independence Funds, for their own accounts. These Codes of Ethics are filed as exhibits to the Trust’s registration statement on Form N-1A and are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

PROXY VOTING POLICY AND PROCEDURES

The Trust has contractually delegated, subject to Board oversight, the responsibility for voting proxies relating to portfolio securities held by an American Independence Fund to the Advisor. The Trust has delegated proxy voting to the Advisor with the direction that proxies should be voted in a manner consistent with the best interests of a Fund and its shareholders. The Advisor has adopted its own proxy voting policies and procedures for this purpose. These policies and procedures include specific provisions to resolve conflicts of interest that may arise between the interests of a Fund and the Advisor or and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Starting on August 31, 2004, information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Trust’s website at http://www.aifunds.com and (ii) on the SEC’s website at http://www.sec.gov.

ADVISORY SERVICES

American Independence Financial Services, LLC serves as investment adviser to the Funds pursuant to a Management Agreement dated December 15, 2006, between the Trust and American Independence Financial Services, LLC pursuant to obligations under the Advisory Agreement. American Independence Financial Services, LLC also provides certain administrative services necessary for the Funds’ operations including; (i) coordination of the services performed by the Funds’ transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds’ Officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

The following table shows the advisory fees that AIFS, in its capacity as investment advisor, is entitled to receive from the American Independence Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each respective Fund’s average daily net assets.

Fund	Advisory Fee

Stock Fund	1.00% 0.81% 0.40% 0.40% 0.30% 1.25%
International Equity Fund
Short-Term Bond Fund
Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund
Financial Services Fund

The following table shows the sub-advisory fees that AIFS will pay to the sub-advisors;

Fund	Sub-Advisory Fee
Stock Fund	0.34% 0.56% 0.15% 0.15% 0.75%
International Equity Fund
Short-Term Bond Fund
Intermediate Bond Fund
Financial Services Fund

Under the Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, and the Trust has agreed to indemnify the Advisor against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Adviser shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement. Unless sooner terminated, the Advisory Agreement will continue in effect through March 1, 2010 with respect to the American Independence Funds. The Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement’s continuance also is approved by a majority of the Trustees who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Trust or the Advisor on 30 days’ written notice, and will terminate immediately in the event of its assignment.

For the fiscal year ended October 31, 2008 the Adviser was entitled to advisory fees in the following amounts:

		Advisory Fees
	Earned	Waived or Reimbursed

Stock Fund	$996,904	$482,245
International Equity Fund	$887,574	$146,314
Short Term Bond Fund	$436,066	$303,888
Intermediate Bond Fund	$140,210	$161,953
Kansas Tax-Exempt Bond Fund	$567,560	$420,993
Financial Services Fund	$23,719	$126,584

For the fiscal year ended October 31, 2007 the Adviser was entitled to advisory fees in the following amounts:

Stock Fund
International Equity Fund
Short Term Bond Fund
Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund
Financial Services Fund

For the fiscal year ended October 31, 2006 the Adviser was entitled to advisory fees in the following amounts Earned Waived

Stock Fund	$1,008,917	$395,153
International Equity Fund	$717,156	$181,819
Short Term Bond Fund	$220,524	$201,682
Intermediate Bond Fund	$198,099	$130,338
Kansas Tax-Exempt Bond Fund	$468,954	$306,147

INITIAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS FOR THE AMERICAN INDEPENDENCE FUNDS

American Independence Financial Services, LLC’s compensation under the Advisory Agreement may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Advisory Agreement, American Independence Financial Services, LLC may reduce its compensation to the extent that the funds’ expenses exceed such lower expense limitation as American Independence Financial Services, LLC may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on American Independence Financial Services, LLC’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus. In addition, through the March 1, 2010 and March 1, 2011 for the Kansas Tax-Exempt Bond Fund), American Independence Financial Services, LLC has agreed to waive fees and reimburse expenses of the funds to the extent necessary to ensure that the funds pays total fund operating expenses at a certain rate.

In considering the Advisory Agreement, the Trustees considered numerous factors they believe to be relevant, including a comparison of the fees and expenses of other similarly managed funds, the advisor’s research and decision-making processes, the methods adopted to assure compliance with the funds’ investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the funds; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor’s potential profitability; the financial condition and stability of the advisor; the advisor’s trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars.

ADMINISTRATION SERVICES

AIFS also provides certain administrative services necessary for the Funds’ operations. For the year October 31, 2008, the fees for the services provided under such agreement were calculated based on each Fund’s average daily net assets at an annual rate of 0.125% .

AIFS has entered into an agreement with Vastardis Capital Services LP (“Vastardis”) whereby Vastardis provides sub-administration services for a fee accrued daily and paid monthly, on aggregate net assets of all Funds in the Trust, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate
Annual Fees

First $3 billion of net assets	0.05%
Next $2 billion of net assets	0.04%
Over $5 billion of net assets	0.03%

For the fiscal year ended October 31, 2008 the Administrator and Sub-Administrator earned fees in the following amounts:

Earned

Stock Fund	$124,918
International Equity Fund	$137,347
Short Term Bond Fund	$136,935
Intermediate Bond Fund	$43,913
Kansas Tax-Exempt Bond Fund	$236,980
Financial Services Fund	$2,397

DISTRIBUTION AND SERVICES PLANS

The Trust has adopted separate Distribution and Services Plans pursuant to Rule

12b-1 under the 1940 Act (the "Rule") with respect to Class A Shares and Class C Shares of the American Independence Funds (the "Plans"). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed and (ii) may pay, through the Distributor, broker-dealers or other financial institutions ("Service Organizations") for services, as defined by NASD.

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by NASD.

Under the Plan, payments by the Trust for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of Class A Shares of a Fund and 0.75% for Class C Shares, and payments for services, as defined by NASD, may not exceed 0.25% (annualized) of the average daily net asset value of a Fund’s outstanding Class A Shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship. Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that Service Shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of Service Shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Service Shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

As long as the Plan is in effect, the nomination of Independent Trustees must be committed to the discretion of the Independent Trustees.

For the year ended October 31, 2008 the Distributor earned the following fees:

Fees Earned
Stock Fund
Class A Shares	$1,930
Class C Shares	$324
International Equity Fund
Class A Shares	$390
Class C Shares	$89
Short Term Bond Fund
Class A Shares	$144
Class C Shares	$36
Intermediate Bond Fund
Class A Shares	$47
Class C Shares

Kansas Tax-Exempt Bond Fund

Class A Shares	$3,794
Class C Shares	$330
Financial Service Fund
Class A Shares	$2,472
Class C Shares	$167

SUB-TRANSFER AGENCY PLAN

The Funds have adopted a Sub-Transfer Agency Plan pursuant to which it may pay a fee of up to an annual rate of 0.25% of Fund average daily net assets to service organizations who provide sub-transfer agency services to their customers who own shares of the Funds.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Your financial intermediary may receive various forms of compensation from you, the Funds or AIFS in connection with the sale of shares of a Fund to you or you remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. These types of payments include:

Contingent deferred sales charges or initial front-end sales charges (if
applicable),	which are payable from your investment to the Distributor and all or
a	portion of which are payable by the Distributor to financial intermediaries (see
“A	Choice of Share Classes” in the Prospectus);
Ongoing asset-based payments attributable to the share class selected,
including	fees payable under the Fund's Distribution Plans adopted under Rule
12b-1	under the Investment Company Act and Shareholder Servicing Plan, which
are	paid from the Fund's assets and allocated to the class of shares to which the
plan	relates (see “Distribution and Service Plans” in the SAI);
Shareholder servicing payments for providing omnibus accounting,
recordkeeping,	networking, sub-transfer agency or other administrative or
shareholder	services, which are paid from the assets of a Fund as reimbursement
to	the financial intermediary for expenses they incur on behalf of the Fund.

Payments by AIFS out of its own assets. AIFS may make these payments in to payments described above. Your financial intermediary may receive from AIFS that fall within one or more of the following categories, of which is described in greater detail below:
Distribution Related Payments;
Service Related Payments; and
Processing Related Payments.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments. AIFS may make payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

As noted above a number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its investment representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS' goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Service Related Payments. Payments may also be made by AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services. Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Service Related Payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the assets attributable to that financial intermediary.

Processing Related Payments. AIFS may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that AIFS may make under this category include, among others, payment of networking fees or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Other Payments. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or rules of the National Association of Securities Dealers) and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences. AIFS makes payments for entertainment events it deems appropriate, subject to AIFS’ policies and applicable law. These payments may vary depending on the nature of the event.

As of September 30, 2006, the following financial intermediaries that are broker dealers have been approved by the Board of Trustees to receive Distribution Related and/or Service Related Payments:

Pershing
Fidelity Brokerage Services LLC
Fiserv Trust Company
Benefit Plan Administrators
A.G. Edwards & Sons

Any additions or deletions to the list of financial intermediaries identified above that have occurred since October 31, 2008 are not reflected.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

INTRUST Bank, N.A. acts as custodian and securities lending agent for the Funds. Mellon Bank acts as global custodian and securities lending agent for the Funds. Boston Financial Data Services (“BFDS”) acts as transfer agent for the Funds. The Trust compensates BFDS for providing personnel and facilities to perform transfer agency related services for the Trust. JPMorgan Worldwide Securities Services provides the fund accounting services to the Funds.

EXPENSES

Except as noted below, American Independence Financial Services, LLC bears all expenses in connection with the performance of its advisory and administrative services. The Trust bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its Trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders’ reports and shareholder meetings; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Trust also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

FEE WAIVERS

The Advisor has agreed in writing to limit the expenses of the American Independence Funds to the amount indicated below until March 1, 2010 for all funds except the Kansas Tax-Exempt Bond Fund which waiver will be in effect until March 2011 .These limits do not include any taxes, brokerage commissions, interest on borrowings or extraordinary expenses.

The Advisor has agreed to reduce its management fee and reimburse expenses in order to keep total annual fund operating expenses at the following levels:

Fund	Class A	Class C	Institutional Class

Stock Fund	1.44%	1.94%	0.94%

International Equity	1.54%	2.04	1.04%

Short-Term Bond Fund	0.70%	1.45%	0.45%

Intermediate Bond Fund	0.90%	1.60%	0.60%

Kansas Tax-Exempt Bond Fund	0.90%	1.40%	0.40%

Financial Services Fund	2.25%	2.75%	1.75%

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

Grant Thornton, LLP, 175 West Jackson Blvd., Chicago, Illinois 60604, has been selected as the Independent Registered Public Accounting Firm for the Trust. Grant Thornton LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036 serves as counsel to the Trust.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program the "Program"), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

SHARES OF BENEFICIAL INTEREST

The American Independence Funds Trust was organized as a Delaware business trust on October 7, 2004, and currently consists of five series, which is offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

     The American Independence Funds offer three classes of shares, Class A, Class C and Institutional Class. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-866-410-2005, or contact your sales representative, broker-dealer or bank to obtain more information about the Funds’ shares.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     As of February 20, 2007, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below:

Fund

Percentage Owned

Stock Fund
Class A

SSB&T Ci
Cust for the SEP IRA of
Jeffrey J. Haas
C/o New York Law School

57 Worth St
New York, NY 10013-2926		17.88%

LPL Financial
A/C 7848-7248
9785 Towne Centre Drive
San Diego, CA 92121-1968		13.50%

SSB&T Co
Cust for the IRA of
Ellyn Fine
15486 West Fairmount Ave.
Goodyear, AZ 85297 -8566		8.13%

SSB&T Co
Cust for the IRA of
David M. Ricci
3886 E. Vallejo Drive
Gilbert, AZ 85297-91786.44%

Eric M. Rubin
16409 S 30th Street
Phoenix, AZ 85045-2271	5.92%

MG Trust Company CUST FBOArrivato Advisors LLC Retirement Bin # 07c34924

700 17th St., Suite 300
Denver, CO 80202-3531	5.07%

C Class

Raymond James & Assoc Inc.
FBO Lisa Rubin
1640-9 S 30th Drive
Phoenix AZ 85045-227138.86%

MG Trust Company Cust FBO
Beck’s Turf Inc 401 K Plan
700 17th St Ste 300
Denver, CO 80202-3531	35.89%

Raymond James & Assoc. Inc.
FBO Judith K. Dennis TTEE
U/A DTD March 17, 1993
J Dennis Intervivos Trust
1401 Palo Verde Dr.
Carson City, NV 89701-4494	25.25%

Institutional Class

Maril & Co. FBO NJ

C/o Marshall & Ilsley Trust Company, NA
11270 West Park Place Suite 400

Milwaukee, WI 53224 -3638	41.54%

Mitra & Co. FBO NJ

C/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224-3638	30.65%

NFS LLC FEBO
Marshall & Ilsley Trust Co NA
FBO Intrust BNK NJ DLY Rcrdpkg
ATTN: Mut Funds 11270 W Park PL
Ste 400
Milwaukee, WI 53224-3638	26.58%

International Equity Fund
Class A

MG Trust Company CUST FBO
Arrivato Advisors LLC Retirement
Bin # 07c34924	51.13%
700 17th St Ste 300
Denver, CO 80202-3531
SSB&T Co
Cust for the IRA of
David M. Ricci
3886 E. Vallejo Drive
Gilbert, AZ 85297-9178	25.98%

Richard A Wedemeyer &
Jane Y Wedemeyer Comm Prop
78 Summit Rd
Riverside, CT 06878-2127	12.98%

Sandra C Whitworth
16013 S Desert Foothills Pkwy
#1090
Phoenix, AZ 85048-8435	9.90%

Class C

Raymond James & Assoc. Inc
FBO Lisa Rubin
16409 S 30th Dr
Phoenix, AZ 85045-2271	100.00%

Institutional

Maril & Co. FBO NJ
C/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224-3638	49.23%

Mitra & Co. FBO NJ
C/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224 -3638		29.88%

NFS LLC FEBO
FBO INTRUST Bank NJ Dly Rcrdkpg
Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224 -3638		23.14%

Short-Term Bond Fund
Class A

Richard Wedemeyer &
Jane Y Wedemeyer Comm Prop
78 Summit Rd.
Riverside, CT 06878-2127		60.88%

MG Trust Company CUST FBO
Arrivato Advisors LLC Retirement
Bin # 07c34924
700 17th St Ste 300
Denver, CO 80202-3531		39.12%

Class C

MG Trust Company Cust FBO
Beck’s Turf Inc 401 K Plan
700 17th St Ste 300
Denver, CO 80202-3531		100.00%

Institutional

H E B Investments & Ret Plan Trust
C/O Fiscer Francis Trees & Watts
Attn: Michael Rogov
200 Park Ave Fl 46

New York, NY 10166-4699	22.87%

Maril & Co. FBO NJ
C/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224 -3638	21.31%

Rockdale Health System Inc
Sandy Albrecht
Chief Financial Officer
1412 Milstead Ave NE
Conyers, GA 30012-3877	17.84%

Wells Fargo Bank NA FBO
Univ of Colorado/Segment 2/1-3YR
A/C 13079208
PO Box 1533
Minneapolis, MN 55480-1533	15.96%

Mitra & Co. FBO NJ

C/o Marshall & Ilsley Trust Company, NA
11270 West Park Place Ste 400
Milwaukee, WI 53224-3638

Corporation for Supportive Housing
Attn Carolyn P Powell
50 Broadway Ste 1700
New York, NY 10004-3816	7.21%

Intermediate Bond Fund
Class A

Richard A Wedemeyer &
Jane Y Wedemeyer Comm Prop
78 Summit Rd.
Riverside, CT 06878-2127	61.28%

MG Trust Company CUST FBO
Arrivato Advisors LLC Retirement
Bin # 07c34924
700 17th St Ste 300
Denver, CO 80202-3531	38.72%

Institutional

Maril & Co. FBO NJ

C/o Marshall & Ilsley Trust Company, NA
11270 West Park Place Ste 400

Milwaukee, WI 53224-3638	57.45%

Mitra & Co. FBO NJ

C/o Marshall & Ilsley Trust Company, NA
11270 West Park Place Ste 400

Milwaukee, WI 53224-3638	32.80%

NFS LLC FEBO
Marshall & Ilsley Trust Co
FBO INTRUST Bank NJ Dly Rcrdkpg
Attn Mut Funds 11270 West Park Pl
Suite 400
Milwaukee, WI 53224-3638	9.18%

Kansas Tax-Exempt Bond Fund

Class A

Belluomo Family Partnership
3211 N 124th St W CT
Wichita, KS 67223	13.93%

Harry T Hidaka
Bene on File
1945 Portee #157
Wichita, KS 67203-6212	11.87%

Pershing, LLC
PO Box 2052
Jersey City, NJ 07303-2052	9.51%

John C. Cannon &
Faith A. Cannon JTWROS
10419 Todman Landing Ct.
Burke, VA 22015-2562	8.98%

Diana L Collins &
Tim C Collins JTWROS
1440 Franklin
Wichita, KS 67203-3169	8.40%

Pershing, LLC
PO Box 2052
Jersey City, NJ 07303-2052	6.49%

Kim R. Robertson
4841 N Heritage Ct.
Park City, KS 67219-5504	6.46%

Robert Hettenbach Trust
Robert Hettenbach TTEE
UA DTD 11-21-91

101 S. Florence St
Wichita, KS 67209-2437	6.23%

Daniel E. Monnat &
Grace Wu-Monnat JTWROS
1435 Lieunett St
Wichita, KS 67203-2961	5.70%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	5.18%

C Class

Bobby E & Elaine M Gile JT TEN TOD
Subject to BFDS TOD Rules
8710 Brentmoor
Wichita, KS 67206-2406	100.00%

Institutional Class

Maril & Co. FBO NJ
C/o Marshall & Ilsley Trust Company, NA
11270 West Park Place Ste 400
Milwaukee, WI 53224-3638	79.67%

Mitra & Co. FBO NJ
C/o Marshall & Ilsley Trust Company, NA
11270 West Park Place Ste 400
Milwaukee, WI 53224-3638	12.58%

Financial Services Fund

Class A

Jean B. Jacobs
21 Mount Harmony Rd
Bernardsville NJ 07924-2010	30.42%

Betty B Chatfield &
William R Chatfield Jt. Ten
26 Carroll Pl
Greenlawn, NY 11740-2732	330.09%

Paul Cameron Salmore
160 E 84th Street Apt 18B
New York, NY 10028-0061	17.38%

Raymond James & Assoc. Inc.
FBO Oregon E. Lybass
1409 Windsor Pl
Jacksonville, FL 32205-7910	6.79%

Class C

MG Trust Company Cust FBO
Beck’s Turf Inc 401 K Plan
700 17th St Ste 300
Denver, CO 80202-3531	71.59%

Raymond James & Assoc Inc.
FBO Lisa Rubin
16409 S 30th Dr
Phoenix, AZ 85045-2271	17.53%

Raymond James & Assoc Inc.
FBO Larry Whitfield
PO Box 10044
College Station, TX 77842-0044	10.89%

Class I

NFS LLC FEBO
NFS FMTC Rollover IRA
FBO John J Pileggi
335 Madison Avenue
Mezzanine
New York, NY 10017-4611	61.17%

Miller & Jacobs Capital LLC
PO Box 26039
Christiansted, VI 00824-2039	25.85%

MG Trust Company CUST FBO
American Independence Financial SER
Bin # 07c34924
700 17th St Ste 300
Denver, CO 80202-3531	8.46%

     The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

VOTING RIGHTS

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

Under the Fund’s Trust Instrument, the Boards of Trustees are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund’s Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

CONVERSION INTO A FEEDER FUND

The Board may convert the Fund in the future into a feeder fund in a master-feeder fund structure without approval of the Funds’ shareholders (the "Shareholders"). It is uncertain whether the Funds will convert into a feeder fund in the future and doing so may require certain regulatory approvals. As a feeder fund, each Fund would seek to achieve its investment objective by investing all of its assets in the securities of a singer master fund with substantially the same investment objective, strategies and restrictions as the Fund. If the Funds were to convert into feeder funds, the Funds’ interest in the securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio securities directly.

PERFORMANCE INFORMATION

The Stock Fund, International Equity Fund, Financial Services Fund, Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The following paragraphs describe how yield and return are calculated by the American Independence Funds.

Return Calculations. Returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund’s NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund’s performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a Fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund’s short-term trading fee or the effect of a fund’s small balance maintenance fee. Excluding a fund’s short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

From time to time, in advertisements or in reports to shareholders, a Fund’s yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron’s, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Trust may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

It is the policy of the Trust ("Disclosure Policies"), with respect to each of the Funds, to disclose to the general public the portfolio holdings of each of the Funds: (i) in regular public filings made with the Securities and Exchange Commission; and (ii) on a quarterly basis with a lag time of 30 days, by calling 1-888-266-8787. The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability ("non-standard disclosure") to:

(1)	the Funds’ service providers including the Funds’ custodian, administrator, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Funds’ day-to-day operations ("Service Providers"); and
(2)	certain non-service providers including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody’s Investors Service, Morningstar, Standard & Poor’s Rating Service and Thomson Financial) for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) ("Non-Service Providers").
Generally such information is provided to non- service providers on a monthly and quarterly basis with a five-to-fifteen day lag. The above list of ratings agencies will be updated each year.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1)	the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and
(2)	the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ Disclosure Policies; or
(3)	the recipient provides assurances of its duty of confidentially by such means as certification as to its policies’ adequacy to protect the information that is disclosed.

The Funds have determined that non-standard disclosure to each service and non-service providers fulfills legitimate business purpose and is in the best interest of shareholders and believes that these arrangements subject the recipients to a duty of confidentiality. Neither the Funds nor the Funds’ investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees and Chief Compliance Officer (1) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Disclosure Policies and (2) will address any conflicts of interest involving non-standard disclosure.

TAXATION

The Funds have qualified and intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. For federal income tax purposes, the following Funds had capital loss carry-forwards as of October 31, 2008 which are available to offset future capital gains, if any:

	Amount	Expires
Stock Fund	$1,903,846	2016
Financial Services Fund	$77,627	2015
Financial Services Fund	$181,179	2016
International Equity Fund	$3,147,691	2016
Short-Term Bond Fund	$1,402,721	2012
Short-Term Bond Fund	$1,356,853	2013
Short-Term Bond Fund	$2,548,173	2015
Intermediate Bond Fund	$185,644	2014
Intermediate Bond Fund	$215,080	2015
Kansas Tax-Exempt Bond Fund	$562,887	2009
Kansas Tax-Exempt Bond Fund	$1,379,613	2010
Kansas Tax-Exempt Bond Fond	$2,495	2011
Kansas Tax-Exempt Bond Fund	$122,004	2012
Kansas Tax-Exempt Bond Fund	$88,129	2013
Kansas Tax-Exempt Bond Fund	$225,533	2015

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A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Some Funds and the Portfolio may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an"excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund or the Portfolio held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s or, in the case of the International Multi-Manager Stock Fund, the Portfolio’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) and the International Multi-Manager Stock Fund will be taxed on its proportionate share of the Portfolio’s excess distributions allocated to that holding period even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund or the Portfolio may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund or the Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund’s and the Portfolio’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself or the Portfolio to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard. The Portfolio does not intend to acquire stock of issuers that are considered PFICs.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds’ shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option, If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Portfolio may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.

Generally, the hedging transactions undertaken by a Fund or the Portfolio may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the Portfolio. In addition, losses realized by a Fund or the Portfolio on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or the Portfolio of hedging transactions are not entirely clear, Hedging transactions may increase the amount of short-term capital gain realized by a Fund or Portfolio which is taxed as ordinary income when distributed to stockholders.

A Fund or the Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund or, in the case of the International Multi-Manager Stock Fund, the Portfolio will be able to engage in transactions in options, futures, and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the Portfolio accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

Income received by a Fund or the Portfolio from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Equity Fund, its proportionate share of such taxes paid by the Portfolio. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by a Fund or the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder’s portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund’s income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund (including, in the case of the International Equity Fund, its proportionate share of the Portfolio’s foreign source passive income). The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 28% (or at a lower rate under a tax treaty).

2003 TAX ACT

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each of the Funds will be able to separately designate distributions of any qualifying long-term capital gains. Each of the Funds investing in stock will also be able to designate qualifying dividends earned by the Fund that would be eligible for the lower minimum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. A portion of each Fund’s distributions from its investment income may also qualify for the dividends received deduction available to corporations (the corporate shareholder would need to have at least a 46 day holding period with respect to any such qualifying distribution). Because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends and/or the corporate dividends received deduction.

Kansas Tax-Exempt Bond Fund. This Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund’s dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that the Fund’s dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Upon redemption, sale or exchange of shares in this Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder’s tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continue to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under Kansas law, a mutual fund which qualifies as a regulated investment company generally must be at least 50% of its total assets in Kansas state and local issues at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from Kansas personal income tax. Generally, shareholders who are Kansas residents will not incur Kansas personal income tax on the amount of exempt-interest dividends received by them from the Fund and derived from Kansas state and local issues, whether taken in cash or paid in additional shares. Gain on the sale or redemption of Fund shares is subject to Kansas personal income tax.

Shareholders will normally be subject to Kansas personal income tax on dividends paid from income derived from taxable securities and other taxable investments, and from securities issued by states other than Kansas and on distribution of capital and other taxable gains.

The Fund will be required to report to the IRS all distributions of investment company taxable income and net capital gains and gross proceeds from the redemption or exchange of the Fund’s shares, except in the case of certain exempt shareholders. All such distributions and proceeds from the redemption or exchange of the Fund’s shares may be subject to withholding of Federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws.

A deductible "environmental tax" of 0.12% is imposed on a corporation’s modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation’s regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and its affiliates, and the Funds’ counsel make no review of proceedings relating to the issuance of state or municipal securities on the basis of such opinions.

Persons who may be "substantial users" (or "related persons" to substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of this Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Kansas Tax-Exempt Bond Fund may be affected. Since the Trust does not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the American Independence Funds.

FINANCIAL STATEMENTS

The financial statements and financial highlights for the year ended October 31, 2007 have been audited by Grant Thornton LLP, the Funds independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Grant Thornton LLP as experts in accounting and auditing. Information from previous years and periods were audited by the predecessor funds’ independent registered public accounting firm. The American Independent Funds’ annual report includes the financial statements referenced above and is available without charge upon request by calling 1-888-266-8787.

MISCELLANEOUS

As used in this SAI, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

If you have any questions concerning the Trust or any of the Funds, please call 1-866-410-2005.

APPENDIX A -- FUTURES AND OPTIONS

As previously stated, the Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices. These Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by one of these Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain contracts, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, the National Futures Association ("NFA"), the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I INTEREST RATE FUTURES CONTRACTS.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is affected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is affected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. The Fund would deal only in standardized contracts on recognized exchanges and trading facilities.

Examples of Futures Contract Sale. The Fund might engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93. In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rose from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II SECURITY FUTURES CONTRACTS AND STOCK INDEX FUTURES CONTRACTS.

Security Futures Contracts. The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, the Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Stock Index Futures Contracts. A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the S&P 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

The following are examples of transactions in stock index futures (net of commissions and premiums, if any):

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures Day Hedge is Placed -
Anticipate Buying $62,500 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures : $62,500/Contract -Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $65,000 Increase in Purchase Price = $2,500	Sell 1 Index Futures at 130 Value of Futures = $65,000/Contract Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

Portfolio	Futures

- Day Hedge is Placed
Anticipate Selling	Sell 16 Index Futures at 125 Value of
$1,000,000	Futures = $1,000,000
Equity Portfolio
- Day Hedge is Lifted -
Equity Portfolio – Own stock with Value =	Buy 16 Index Futures at 120 Value Futures =
$960,000	$960,000
Loss in Fund Value = $40,000	Gain on Futures = $40,000

If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund’s transactions in stock index futures would be as set forth below.

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures - Day Hedge is Placed
Anticipate Buying $62,000 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures = $62,500 - Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $60,000 Increases in Purchase Price = $2,500	Sell 1 Index Futures at 120 Value Futures = $60,000/Contract Loss on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE Hedge Objective: Protect Against Declining Value of the Fund Factors:

Value of Stock Fund = $1,000,000 Value of Futures Contract = 125 x $500 = $62,500 Fund Beta Relative to the Index = 1.0 Portfolio	Futures - Day Hedge is Placed
Anticipate Selling $1,000,000 Equity Portfolio	Sell 16 Index Futures at 125 Value of Futures = $1,000,000 - Day Hedge is Lifted -
Equity Portfolio – Own stock with Value = $1,040,000 Gain in Fund Value = $40,000	Sell 16 Index Futures at 130 Value Futures = $1,040,000 Loss of Futures = $40,000

III FUTURES CONTRACTS ON FOREIGN CURRENCIES.

To the extent the Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, the Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV MARGIN PAYMENTS.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

There are several risks in connection with the use of futures by the Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In instances involving the purchase of futures contracts by the Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI OPTIONS ON FUTURES CONTRACTS.

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII OTHER TRANSACTIONS.

The Fund is authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund’s hedging and other investment strategies if, in the judgment of the Adviser, transactions therein are necessary or advisable.

VIII ACCOUNTING TREATMENT.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES AMERICAN INDEPENDENCE FUNDS TRUST PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of American Independence Funds Trust (the "Trust") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities (the "Securities") held by certain of the Trust’s investment portfolios ("Funds"):

I.	POLICY
A.	It is the policy of the Board of Trustees of the Trust (the "Board") to delegate the responsibility for voting proxies relating to Securities held by the Funds to American Independence Financial Services, LLC (the "Adviser") as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The voting of proxies is an integral part of the investment management services provided by the Adviser pursuant to the advisory contract. As the Adviser and BISYS, the Funds’ principal underwriter, are not affiliates, the delegation of authority to the Adviser to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between BISYS and the Funds’ shareholders from the proxy voting process.

B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to Securities held by the Funds to a sub-adviser (each a "Sub-Adviser") retained to provide investment advisory services to certain Funds. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

II. FIDUCIARY DUTY

The right to vote a proxy with respect to Securities held by the Funds is an asset of the Company. The Adviser or Sub-Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser’s Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Funds shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less frequently than annually, the Adviser shall report to the Board a record of each proxy voted with respect to Securities of the Funds during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than its duties as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

IV. REVOCATION

The delegation by the Board of the authority to vote proxies relating to Securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Company shall file an annual report of each proxy voted with respect to Securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.	DISCLOSURES
A.	The Company shall include in its registration statement:
1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to Securities; and

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B.	The Company shall include in its Annual and Semi-Annual Reports to shareholders:
1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to Securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

VII. REVIEW OF POLICY

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: July 12, 2005

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

PROXY VOTING POLICY AND PROCEDURES

GENERAL POLICY

     It is the policy of American Independence Financial Services, LLC ("AIFS") to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of clients for whom AIFS provides discretionary investment management services and have authority to vote their proxies.

     AIFS may vote proxies as part of its authority to manage, acquire and dispose of account assets. AIFS will not vote proxies if the advisory agreement does not provide for AIFS to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

     When voting proxies for client accounts, AIFS’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, AIFS will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. If appropriate to do so, AIFS may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide AIFS with a statement of proxy voting policy. In these situations, AIFS will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of AIFS.

PROCEDURES FOR VOTING PROXIES

     These procedures are adopted pursuant to the policy cited above and are hereby delegated to the Proxy Committee. The Proxy Committee may consist of executive, investment, compliance, legal and operations personnel. The Proxy Committee will review these procedures on a yearly basis and make such changes as it believes are necessary to maintain compliance with applicable federal securities regulations.

EVALUATION AND VOTING

     The Proxy Committee shall designate one or more employees of AIFS (each a "designated employee") to review each proxy received by AIFS for which AIFS has the responsibility to vote and to ensure that all proxies are voted according to AIFS’s guidelines.

1.	The issues presented in the proxy materials;
2.	The interests of AIFS, if any, in those issues;
3.	How the proxy will be voted; and

     The record will include any external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee. Where an apparent conflict of interest exists, or where the designated employee requires additional guidance, the nature and circumstances of the proxy will be brought to the attention of the Proxy Committee, which will determine how the proxy will be voted.

     In cases where a client has asked AIFS for advice with respect to a proxy, the designated employee will submit a memorandum containing the recommendation to the Proxy Committee, which will:

1.	Endorse the memorandum for delivery to the client;
2.	Return the memorandum for further consideration; or
3.	In the case of a potential conflict of interest or basic disagreement about the voting of the 3 proxy, submit the memorandum to the Investment Policy Committee for direction with respect to the advice AIFS should provide to the client with respect to the proxy. CONFLICTS OF INTEREST

     AIFS will maintain a list of those companies which issue publicly traded securities and with which affiliates of AIFS has such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between AIFS and its clients.

     The term "conflict of interest" refers to a situation in which affiliates of AIFS has a financial interest in a matter presented by a proxy other than the obligation AIFS incurs as investment adviser and any other client which may compromise AIFS’s freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

1.	Companies affiliated with Trustees;
2.	Companies affiliated with officers of AIFS; and
3.	Companies that maintain significant business relationships with AIFS or is actively seeking a significant business relationship.

     Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its review and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, AIFS’s commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

     In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to the Funds or any other clients of voting the proxy.

     All votes submitted by IFS on behalf of its clients are not biased in any way by other clients of AIFS. For example, the fact that XYZ Corporation is a client of AIFS does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client’s stock).

REPORTING AND DISCLOSURE

     Once each year, AIFS shall include in its presentation materials to the Boards of Trustees of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that AIFS has identified as involving a conflict of interest, AIFS shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

     AIFS shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. AIFS shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

RECORDKEEPING

AIFS shall retain records relating to the voting of proxies, including:

1.	A copy of this proxy voting policy and procedures relating to the voting of proxies.
2.	A copy of each proxy statement received by AIFS regarding portfolio securities in AIFS client accounts.

3.	A record of each vote cast by AIFS on behalf of a client.
4.	A copy of each written client request for information on how AIFS voted proxies on behalf of the client account, and a copy of any written response by AIFS to the client account.

     5. A copy of any document prepared by AIFS that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

     AIFS shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies.

     These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of AIFS.

SCHEDULE A

The following is a concise summary of AIFS’s proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

  Fees for non-audit services are excessive, or
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. BOARD OF TRUSTEES

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all Trustees annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside Trustees of CEO pay.

Majority of Independent Trustees/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of Trustees be independent unless the board composition already meets the threshold for definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent Trustees if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent

- Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

- Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

- Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

- Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

- Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements. Cumulative Voting

  Vote AGAINST proposals to eliminate cumulative voting.
  Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

- Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

- Vote FOR management proposals to adopt confidential voting.

4.	PROXY CONTESTS
Voting for Director Nominees in Contested Elections
Votes in a contested election of Trustees must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.

5.	POISON PILLS
- Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	MERGERS AND CORPORATE RESTRUCTURINGS
- Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	CAPITAL STRUCTURE Common Stock Authorization
- Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis

- Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

- Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

- Vote AGAINST proposals to create a new class of common stock with superior voting rights.

  Vote FOR proposals to create a new class of nonvoting or sub voting common stock if:
  It is intended for financing purposes with minimal or no dilution to current shareholders
  It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, AIFS will value every award type. AIFS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once AIFS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  Historic trading patterns
  Rationale for the repricing

	-	Value-for-value exchange
-	Option vesting
-	Term of the option
-	Exercise price
-	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value
  Offering period is 27 months or less, and
  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

AMERICAN INDEPENDENCE FUNDS TRUST
335 MADISON AVENUE, MEZZANINE
NEW YORK, NY 10017

GENERAL AND ACCOUNT INFORIVIATION: (866) 410-2006

AMERICAN INDEPENDENCE FINANCIAL SERVICES - INVESTMENT ADVISER ("AIFS" OR THE "ADVISER")

FORESIDE COMPLIANCE SERVICES, LLC DISTRIBUTOR ("FORESIDE" OR THE "DISTRIBUTOR")

STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (the "SAI") describes two funds (collectively, the "Funds"), all of which are managed by American Independence Financial Services, LLC. The Funds are: International Bond Fund U.S. Inflation-Indexes Fund Each Fund constitutes a separate investment Fund with distinct investment objectives and policies. Shares of the Funds are sold to the public by Foreside as an investment vehicle for individuals, institutions, corporations and fiduciaries.

     This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated Marc h 1, 2009 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Predecessor Funds' Annual Report may be obtained without charge by writing the Funds at the address above or calling 1-866-401-2006.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. YOU COULD ALSO LOSE MONEY BY INVESTING IN ONE OF THE FUNDS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN.

Investment Policies and Practices of the Funds	3
Investment Restrictions	32
Risks of Investing in the Funds
Management	39
Trustees and Officers	39
Investment Adviser
Sub-advisers
Administrative Services
Distribution and Service Plan	50
Sub-Transfer Agency Plan	51
Custodian, Transfer Agent & Dividend Dispersing Agent	53
Expenses
Fee Waivers
Independent Registered Public Accounting Firm and Counsel	53
Anti Money Laundering Program	53
Voting Rights	54
Conversion Into Feeder Fund
Performance	55
Disclosure of Fund Holdings Information	56
Financial Statements	63
Miscellaneous	63
APPENDIX A	64
APPENDIX B	69

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUSES, OR IN THIS STATEMENT OFADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THEOFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN INDEPENDENCE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY AMERICAN INDEPENDENCE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

THE INVESTMENT POLICIES AND
PRACTICES OF THE FUNDS

     Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are separate Funds of American Independence Funds Trust, a Delaware statutory trust, organized under the laws of Delaware on October 7, 2004 as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

     Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SM are not fundamental and may change solely by approval of the Board of Trustees. References below to "All Funds" include the Portfolio, except where noted otherwise.

     The following is a description of investment practices of the Funds and the securities in which they may invest:

INVESTMENT INFORMATION

PERMITTED INVESTMENT STRATEGIES, INVESTMENTS AND ASSOCIATED RISKS

The different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described below.

		International		U.S. Inflation-
		Bond Fund		Indexed Fund
Asset-Backed Securities	•		q
Bank Obligations	•		q
Brady Bonds	X		q
Corporate Debt	•		q
Derivative Securities	•		•
Dollar Roll Transactions	q		q
Duration Management	•		•
Transactions
Emerging Market	q		q
Securities
Foreign Instruments	•		q
Illiquid Securities	q		q
Indexed Notes, Currency	q		q
Exchange-Related
Securities and Similar
Inflation-Indexed	•		•
Securities
Investment Companies	•		•

Loan Participations	X	X
and Assignments
Mortgage-Backed	•	q
Securities
Multi-National Currency Unit	q	q
Securities or More Than One
Currency Denominated
Repurchase and Reverse	q	q
Repurchase Agreements
Short Sales Transactions	X	q
Stripped Instruments	q	q
Swaps	q	q
MA Transactions	•	q
Total Return Swaps	q	•
U.S. Government,	•	•
Agency and Government
When Issued and Forward	•	q
Commitment Securities
Zero Coupon Securities	q	q

  Principal
  Other
  Fund does not presently invest in such securities

Asset-Backed Securities

Asset-backed securities ("ABS") represent participations in, or are secured by or backed by, a pool of financial assets. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities, and include assets such as:

a.	motor vehicle installment sale contracts,
b.	other installment sale contracts,
c.	home equity loans,
d.	leases of various types of real and personal property, and
e.	receivables from revolving credit (credit card) agreements.

Such assets are typically securitized through the use of bankruptcy remote trusts and special purpose corporations. Consequently, these securities are collateralized by such assets pledged to the trust from which securities are issued. ABS may be subject to principal prepayments on the underlying assets, at varying speeds, which may cause the final maturity of the ABS to deviate significantly from its stated maturity or final distribution date. ABS may also be subject to liquidity constraints. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a third party financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Risks: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium (or discount) to par, a prepayment rate that is faster than expected will reduce (or increase) the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. In some cases, these securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not be available to support payments on these securities.

Bank Obligations

Bank obligations are bank-issued securities. These instruments include, but are not limited to:

a.	Time Deposits,	g.		Eurodollar Certificates of
b.	Certificates of Deposit,	h.		Variable Rate Notes,
c.	Bankers' Acceptances,	i.		Loan Participations,
d.	Bank Notes,			Variable Amount Master
		j.		Demand Notes,
e.	Deposit Notes,	k.		Yankee CDs, and
f.	Eurodollar Time Deposits,	1	.	Custodial Receipts.

Risks: Investing in bank obligations exposes a Fund to risks associated with the banking industry, such as interest rate and credit risks. Foreign bank obligations involve somewhat different investment risks than those affecting U.S. bank obligations. Included in these risks are possibilities that:

a.	investment liquidity may be impaired due to future political and economic developments;
b.	their obligations may be less marketable than comparable obligations of U.S. banks;
c.	a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations;

d.	foreign deposits may be seized or nationalized;
e.	foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations;
f.	the selection of those obligations maybe more difficult because there may be less publicly available information concerning foreign banks; or
g.	the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.

Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality. Also, investments in commercial banks located in some foreign countries are subject to additional risks because they engage in diversified securities activities.

Each Fund limits its U.S. bank obligation investments to U.S. banks meeting the Investment Adviser's creditworthiness criteria. Each applicable Fund limits its investments in foreign bank obligations to foreign banks (including U.S. branches of foreign banks) meeting the Investment Adviser's or the Sub-Adviser's investment quality standards. Generally, such foreign banks must be comparable to obligations of U.S. banks in which each Fund may invest.

Brady Bonds

Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. A Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

Risks: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

Corporate Debt Instruments

Corporate bonds are debt instruments issued by corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Fund purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet a Fund's credit quality standards. A Fund may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in such Fund's best interests.

Risks: Investing in corporate debt securities subjects a Fund to interest rate risk and credit risk.

Derivative Securities

Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

a.	swaps;
b.	caps, floors and collars;
c.	forward foreign currency contracts;
d.	futures contracts; and
e.	options.

Derivatives are often used to hedge against a given investment's risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices. a. Swaps

Interest rate swaps involve a Fund's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Credit default swaps involve the transfer of credit exposure of the referenced corporate entity. The buyer of a credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the security. By doing this, the risk of default is transferred from the holder of the fixed income security to the seller of the credit default swap. b. Caps, Floors and Collars

An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the parry selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c.	Forward Foreign Currency Contracts
A	forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate. A forward foreign currency contract may be used in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by many of the Funds . It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currencyor currencies in which some or all of the Fund's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Fund is engaging in synthetic hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have exposure. Forward foreign currency contacts may also be used for non-hedging purposes.

d.	Futures Contracts
A	futures contact is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contact obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contacts are closed out before settlement date or called for cash settlement. A futures contact is closed out by buying or selling an identical offsetting futures contract that cancels the original contact to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate tends may not produce the Fund's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. Options Contracts

An option is a contractual right, but not an obligation, to buy (call) or sell (put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contact that bases its value on the performance of an underlying bond. When a Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

A Fund will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Fund to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Fund's obligations under the terms of the derivative contract. When a Fund purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Fund will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

Derivatives are subject to the risk of changes in security prices, as well as credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign exchange. Certain derivatives may also have a leveraging effect that will increase the Fund's volatility of returns. A Fund may not be able to close out a futures or options position when it would be most advantageous to do so.

Risks: Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign futures and options exchange. Certain derivatives may also have a leveraging effect that will increase the Fund's volatility of returns. A Fund may not be able to close out a futures or options position when it would be most advantageous to do so.

Dollar Roll Transactions

Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar but not necessarily identical securities at a future date. The purchaser ("counterparty") receives all principal and interest payments, including prepayments, made on the security while it is the holder. The forward (purchase) price may be higher or lower than the sale price, depending on the projected interim cash flows and the financing rate for the securities during the period. Dollar rolls may be renewed over a period of several months with a new sale and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. The transaction may be preceded by a firm commitment agreement, pursuant to which the Fund agrees to buy a security on a future date. To prevent the Fund from using dollar roll transactions as a means of adding leverage beyond allowable limits, the Fund will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash,

U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

Dollar roll transactions are similar to reverse repurchase agreements in that they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received plus the interest the Fund receives by reinvesting the cash. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll; a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Risks: Should the counterparty become insolvent, the Fund's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not necessarily identical, security to a Portfolio, the security which the Fund is required to buy under the dollar roll may be worth less than the security that was sold. There can be no assurance that a Fund's use of the cash it receives from a dollar roll will provide a return that exceeds borrowing costs.

Duration Management

Duration measures a bond's price volatility, incorporating the following factors:

a.	the bond's yield;
b.	coupon interest payments;
c.	final maturity;
d.	call features; and
e.	prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Fund's duration by approximately the same amount as holding an equivalent amount of the underlying securities. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.

For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real duration is their primary measure of risk, because these securities are subject to real rate changes but are protected against fluctuations in inflation.

Risks: There is no assurance that deliberate changes in a Fund's weighted average duration will enhance its return relative to more static duration policies, and may in fact detract from relative returns.

Foreign Instruments a. Foreign Securities are securities issued by entities domiciled outside the United States. They are typically denominated in currencies other than the U.S. dollar, and may be denominated in a single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of a Fund to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets for certain Funds , the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources. For the Ultra- Short Bond Fund, it is anticipated that foreign securities will be issued primarily by governmental and private entities located in such countries and by supranational entities, and the Fund will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

The International Bond Fund and Global Inflation-Indexed Hedged Funds will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the euro. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. Funds will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

b. Foreign Government, International and Supranational Agency Securities

These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities. They include obligations issued or guaranteed by foreign governmental entities with taxing powers, and obligations issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government, or several foreign governments. Examples of international and supranational entities include:

a.	International Bank for Reconstruction and Development;
b.	European Steel and Coal Community;
c.	Asian Development Bank;
d.	European Bank for Reconstruction and Development; and
e.	Inter-American Development Bank.

The governmental members, or "shareholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Risks: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Certain Funds may invest portions of their assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and less strict regulatory and financial reporting standards-all of which may cause declines in investment returns.

c. Emerging Markets Securities

Emerging markets securities are foreign securities issued from countries which are considered to be "emerging" or "developing" by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as "quasi-sovereign" securities.

There are numerous types of fixed-income securities issued by emerging market sovereign or corporate entities, including the following:

Treasury bills and bonds: These are short-term, locally registered securities that are usually, but not always, denominated in the local currency.

Eurobonds and global bonds: These are longer maturity (up to 30 years) securities, registered in London or , are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen.

Brady Bonds: As previously described in "Brady Bonds" herein, these are bonds issued by emerging market governments in exchange for defaulted loans that had been extended by non-local commercial banks or similar institutions.

Loan Participations and Assignments: As described in "Loan Participations and Assignments" herein,

there are a few loans by financial institutions to emerging market governments that have not been converted to bonds, yet are still traded in the market. They may or may not have been restructured in the past. These instruments are traded on a participation or assignment basis.

Risks: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Compared to more developed countries, emerging market countries may have:

a.	relatively unstable governments;
b.	sudden adverse government action;
c.	nationalization of businesses;
d.	restrictions on foreign ownership;
e.	prohibitions of repatriation of assets;
f.	less protection of property rights; and/or
g.	less strict financial reporting and regulatory compliance requirements.

The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local, regional or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at tunes. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Emerging markets in a particular region (e.g., Latin America) may be highly correlated, thereby increasing a Fund's risk if it is concentrated regionally.

Illiquid Securities

Illiquid securities may not be able to be sold or disposed of in the ordinary course of business within seven days for approximately the value at which a Fund has valued the securities. These include:

1.	securities with legal or contractual restrictions on resale;
2.	time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days; and securities not having readily available market quotations. Although the Funds are allowed to invest up to 15% of their net assets in illiquid assets, it is not expected that any Fund will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Trustees.

A Fund may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that

Act ("Rule 144A Securities"). A Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4 (2) Paper"). Section 4(2) Paper and Rule 144A Securities are restricted as to disposition under the federal securities laws, and are generally sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. These securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the security, thus providing liquidity. A Fund may also purchase interest-only, principal-only and Regulation S securities. Interest-only and principal-only securities are called stripped instruments. A description and related risks of each are found below. Regulation S securities are securities offered and sold outside of the U.S. Regulation S securities are exempt from registration provided certain requirements are met. Rule 144A Securities, Section 4 (2) Paper, interest-only, principal-only and Regulation S Securities may be determined to be illiquid securities, although the Fund's Board has adopted procedures that permit them to be determined liquid in certain circumstances. If a particular investment in Rule 144A Securities, Section 4(2) Paper or private placement securities, interest-only, principal-only or Regulation S securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

Risks: Investing in illiquid securities presents the potential risks of tying up a Fund's assets at a time when liquidating assets may be necessary to meet redemptions and expenses.

Indexed Notes Currency Exchange-Related Securities and Similar Securities

These securities are notes, the principal amount of which and/or the interest rate payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

Risks: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations.

Inflation-Indexed Securities

Inflation-indexed securities are linked to the inflation rate in worldwide markets, such as the U.S. Treasury's "inflation-protection" bonds. Inflation protected securities issued by the U.S. Treasury are also called "Treasury Inflation Protected Securities" or "TIPS". The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index (CPI) for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation-adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, Japan, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

Risks: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Funds also may invest in other inflation-linked bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to a Fund at the time of such adjustment (which would generally be distributed by the Fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed and will fluctuate.

The U.S. Treasury began issuing inflation-indexed bonds only in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

Investment Companies

An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. A Fund may invest in the shares of another registered investment company subject to the limitations under the 1940 Act. Two basic types of investment companies exist: I. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,

2. Closed end funds: these funds have a fixed number of outstanding shares that are typically traded on an exchange.

The Funds will not invest in any fund that charges a "load."

Risks: As a shareholder in a registered investment company, a Fund will bear its ratable share of that investment company's expenses, including its advisory and administration fees. Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

Loan Participations and Assignments

Fixed and floating rate loans are arranged through private negotiations between an entity whose securities the Fund could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Fund may invest in loans in the form of assignments of all or a portion of loans from third parties or in the form of participations When a Fund purchases an Assignment from a Lender, the Fund will acquire direct rights against the Borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Fund purchases a participation, the Fund will have a contractual relationship only with the Lender, and not the Borrower. The Fund will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a participation is subject to the credit risk of both the Borrower and the Lender, a Fund will acquire a participation only if the Lender interpositioned between the Fund and the Borrower is determined by the Investment Adviser to be creditworthy.

     Risks: The Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the loan, nor any rights or set-off against the Borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased a participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the participation.

Mortgage-Backed Securities

Mortgage-backed securities ("MBS") are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.	Mortgage pass-through securities issued by
	a.	the Government National Mortgage Association (Ginnie Mae),
	b.	the Federal National Mortgage Association (Fannie Mae),
	c.	the Federal Home Loan Mortgage Corporation (Freddie Mac),
	d.	commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities
2.	Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by such assets, and

3. Commercial mortgage-backed securities.

MBS are issued at a specific fixed or floating coupon rate and have a stated maturity or final distribution date. Principal prepayment on the underlying assets may cause the MBS to be retired substantially earlier than its stated maturity or final distribution date.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for a Fund to make investments in them.

CMOs are structured bonds collateralized by mortgage pass-through securities. Cashflows from mortgage pass-through securities are allocated to various "tranches", or classes, in a predetermined, specified order. Each tranche has a stated maturity (the latest date by which the tranche can be completely repaid, assuming no prepayments) and an average life (the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity. Interest is paid or accrues on all or most classes of the NIBS on a periodic basis, typically monthly or quarterly. The principal and interest on the underlying assets may be allocated among the several classes in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the underlying assets are applied to the classes in the order of their respective stated maturities. In this type of structure, no payment of principal will be made on any MBS class until all other classes having an earlier stated maturity have been paid in full.

Risks: Mortgage-backed and other asset-backed securities carry the risk of a faster or slower than expected prepayment of principal, which may affect the duration and return of the security.

Changes in interest rates affect a Fund's asset value since its holdings will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage and asset-backed securities are less likely to increase in value, and may decrease in value, during periods of declining interest rates and may have a higher risk of decline in value during periods of rising interest rates.

Multi-National Currency Unit Securities or More Than One Currency Denomination

Multi-national currency unit securities are fled to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

Risks: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

Repurchase and Reverse Repurchase Agreements

When participating in repurchase agreements, a Fund buys securities from a vendor (e.g., a bank or securities firm) which the Fund's Investment Adviser has deemed creditworthy, subject to the oversight of the Fund's Board of Trustees, with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, a Fund sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Fund to earn a return on available cash at minimal market risk. The Fund maybe subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). The member countries of the OECD currently include: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States. This list may change over time.

Each Fund will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

Risks: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

Short Sales

Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser or Sub-Adviser with flexibility to reduce certain risks of the Fund's holdings and increase the Fund's total return. To the extent that the Fund has sold securities short, it will either (i) maintain a daily segregated account, containing cash, U.S. government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short or (ii) hold an offsetting long position.

Risks: A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. A Fund will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed money. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The potential loss from a short sale is unlimited.

Stripped Instruments

Stripped instruments are bonds reduced to their two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.	Municipal bond strips;
b.	Treasury strips; and
c.	Stripped mortgage-backed securities.

Risks: POs do not pay interest: return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped mortgage-backed security IOs run the risk of unanticipated prepayments, which will decrease the instrument's overall return.

TBA (To Be Announced) Transactions

Ina TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. Each Fund will maintain a segregated custodial account containing cash, U.S. government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Fund's TBA transactions.

     Risks: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value. In addition, a Fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Total Return Swaps

A total return swap is a contract between two counterparties who agree to swap periodic payments for the life of the contract. Typically, one parry receives the total return (interest payments plus any capital gains or losses for the payment period) from a specified reference asset, while the counterparty receives a specified fixed or floating cash flow (e.g., LIBOR) that is not related to the creditworthiness of the reference asset. The payments are based upon the same notional amount of the reference asset. The reference asset may be any asset (e.g., bonds or loans), an index, or a basket of assets.

Risks: Swap contracts can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, a Fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

U.S. Government and Agency Securities and Government-Sponsored Enterprises/Federal Agencies

U.S. government and agency securities are issued by or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and supported by the full faith and credit of the United  States. A Fund also may invest in other securities which may be issued by a U.S. government-sponsored enterprise or federal agency and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories includes (but is not limited to) those sponsored by:

a.	U.S. Treasury Department;
b.	Federal Housing Administration;
c.	Federal Home Loan Mortgage Corporation;
d.	Federal National Mortgage Association
e.	Federal Home Loan Bank;
f.	Government National Mortgage Association; and

g. U.S. Department of Veterans' Affairs.

Risks: Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

When Issued and Forward Commitments

The purchase of a when issued or forward commitment security will be recorded on the date a Fund enters into the commitment. The value of the security will be reflected in the calculation of the Fund's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to a Fund until settlement. Each Fund will maintain a segregated custodial account containing cash, U.S. government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Fund's when issued and forward commitment transactions.

Risks: The value of the security on the date of delivery may be less than its purchase price.

Zero Coupon Securities and Custodial Receipts

Zero coupon securities are typically sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes whose unmatured interest coupons and scheduled principal repayments have been separated by their holder. A holder, typically a custodian bank or investment brokerage firm, separates the interest coupons (the "coupon") from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have "stripped" the coupons and resold them in custodial receipt programs under names such as "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the beneficial owners. Counsel to the underwriters of these securities have stated that for Federal tax and securities law purposes, purchasers of such certificates, such as a Portfolio, will most likely be deemed the beneficial holders of the underlying U.S. Treasury securities.

The U.S. Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Under the STRIPS program, a Fund can have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of holding certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured coupons by the holder, the corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Risks: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes than interest paying securities of similar maturities. Credit risk is generally greater for investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are investments of fluctuating amounts and varying interest rates made pursuant to direct arrangements between a Fund (as lender) and a borrower. These notes are generally non-transferable, and are not ordinarily rated by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

CURRENCY-INDEXED NOTES

A currency-indexed note makes interest and principal payments in the currency in which it is denominated. The amount of principal payable by the issuer at maturity, however, will fluctuate in response to changes in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. In selecting the two currencies with respect to which currency-indexed notes are adjusted, the Investment Adviser and the Sub-Adviser will consider the correlation and relative yields of various currencies. Each Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

PRINCIPAL EXCHANGE RATE LM D SECURITIES

Principal exchange rate linked securities ("PERLs") are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency. The return on standard PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar. PERLs are adversely affected by increases in the foreign exchange value of the U.S. dollar. Reverse PERLs differ from standard PERLs in that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of the foreign currency. Security interest payments are generally made in U.S. dollars at rates reflecting the degree of foreign currency risk assumed or given up by the note's purchaser.

PERFORMANCE INDEXED PAPER

Performance indexed paper ("PIPS") is U.S. dollar-denominated commercial paper whose yield is linked to certain foreign exchange rate movements. The investor's yield on PIPS is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency. This yield is within a stipulated range of return at the time the obligation was purchased, lying within a guaranteed minimum rate below and a potential maximum rate above market yields on U.S. dollar-denominated commercial paper. Both the minimum and maximum rates of return correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

OTHER FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, a Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. The Fund's Investment Adviser or Sub-Adviser bases its decision to invest in any foreign currency exchange-related securities on the same general criteria applicable to any debt security. This includes the Fund's minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants such as currency exchange warrants ("CEWs") are warrants entitling the holder to receive a cash amount from the warrants' issuer (generally in U.S. dollars for warrants issued in the United States). This cash amount is calculated pursuant to a predetermined formula, based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants are generally exercisable when issued and expire at a specified date and time. They have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are subject to other risks associated with foreign securities, including risks arising from political or economic factors.

MUNICIPAL INSTRUMENTS

Municipal notes include such instruments as tax anticipation notes, revenue anticipation notes and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales. Municipal bonds may be issued to raise money for various public purposes, and include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are generally considered to have more potential risk than general obligation bonds.

Municipal obligation interest rates can be floating, variable or fixed. The values of floating and variable rate obligations are generally more stable than those of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights permitting a Fund to sell them upon short notice at par value plus accrued interest. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit (conditional commitments to lend) or letters of credit (which are ordinarily irrevocable) issued by domestic banks or foreign banks having a United States branch, agency or subsidiary. When considering whether an obligation meets a Fund's quality standards, the Investment Adviser will look at the creditworthiness of the parry providing the right to sell as well as to the quality of the obligation itself.

Municipal securities may be issued to finance private activities, the interest from which is an item of tax preference for purposes of the federal alternative minimum tax. Such "private activity" bonds might include industrial development revenue bonds, and bonds issued to finance such projects as solid waste disposal facilities, student loans or water and sewage projects.

BORROWING

Each Fund may borrow money temporarily from banks when:

a.	it is advantageous to do so in order to meet redemption requests;
b.	a Fund fails to receive transmitted funds from a shareholder on a timely basis;
c.	the custodian of the Fund fails to complete delivery of securities sold; or
d.	a Fund needs cash to facilitate the settlement of trades made by the Fund.

In addition, each Fund may, in effect, borrow money by lending securities through reverse repurchase agreements and/or dollar roll transactions. Securities may be borrowed by engaging in repurchase agreements.

SECURITIES LENDING

With the exception of the Ultra-Short Bond Fund, each Fund may lend out its investment securities directly (i.e., not through reverse repurchase or dollar roll transactions). The value of these securities may not exceed 33 1/3% of the Fund's total assets. Such securities may be lent to banks, brokers and other financial institutions if the Fund receives in return, collateral in cash, U.S. government securities or irrevocable bank stand-by letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may terminate the loans at any time and the relevant Fund will then receive the loaned securities within five days. During the loan period, the Fund receives the income on the loaned securities and a loan fee, thereby potentially increasing its total return. At the present time, no Fund of the Fund participates in a securities lending program.

SUPPLEMENTAL DISCUSSION OF RISKS

The risks associated with the different types of securities in which the Funds may invest are described in the Prospectus under "Investment Information." Additional information concerning risks associated with certain of the Fund's investments is set forth below.

FOREIGN INVESTMENTS

Foreign financial markets, while growing in trading volume, have, for the most part, substantially less volume than United States markets. Thus, many foreign company securities are less liquid and their prices are more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of Fund assets remains uninvested, earning no return. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result either in Fund losses due to subsequent declines in security value or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Comparatively speaking, there is less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. In addition, a foreign government may impose exchange control regulations, which may impact currency exchange rates or the ability to repatriate funds.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be resumed. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments; present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets; and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

MORTGAGE AND ASSET-BACKED SECURITIES

Prepayments on securitized assets such as mortgages, automobile loans and credit card receivables ("securitized assets") generally increase with falling interest rates and decrease with rising interest rates. Prepayment rates are often influenced by a variety of economic and social factors. In general, the loans supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans and are less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying securitized assets may default in their payments, creating delays or loss of principal.

Non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of a security interest in the underlying assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give them the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

New forms of asset-backed securities are continuously being created. Market experience in some of these securities is limited and liquidity may not have been tested in market cycles.

FORWARD COMMITMENTS

Funds may purchase securities on a when-issued or forward commitment basis. These transactions present a risk of loss should the value of the securities to be purchased increase prior to the settlement date and the counterparty to the trade fail to execute the transaction. If this were to occur, the Fund's net asset value, including a security's appreciation or depreciation purchased on a forward basis, would decline by the amount of such unrealized appreciation.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and Funds may not benefit directly from any collateral supporting the loan in which they have purchased a Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. It may be necessary under the terms of a participation for a Fund to assert, through the lender, such rights as may exist against the borrower should the borrower fail to pay principal and interest when due or otherwise default on the loan. As a result, a Fund could be subject to delays, expenses and risks which are greater than those which would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. In the event of bankruptcy or insolvency of a lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In the event of the bankruptcy or insolvency of the borrower, the Loan underlying a participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the lender.

In the event market prices are not readily available, assignments and participations will be valued at their fair value, as determined in accordance with the Fund's Valuation procedures adopted by the Fund's Board of Trustees.

INFLATION-INDEXED SECURITIES

The U.S. Treasury began issuing inflation-indexed bonds in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the CPI will accurately measure the real rate of inflation in the price of goods and services.

Some countries may not guarantee the principal value of the inflation protected bonds that they issue, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

SUPPLEMENTAL HEDGING TECHNIQUES

Each of the Funds may enter into forward foreign currency contracts and may purchase and write (on a covered basis) exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts and options on foreign currency futures contracts. These contracts are primarily entered into to protect against a decrease in the U.S. dollar equivalent value of a Fund's foreign currency denominated securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Under normal circumstances, the Global Inflation-Indexed Hedged Fund intends to hedge its currency exchange risk to the extent feasible, but there can be no assurance that all of the assets of the Fund denominated in foreign currencies will be hedged at any time, or that any such hedge will be effective. The other Funds may at times, at the discretion of the Investment Adviser or the Sub-Adviser, hedge all or some portion of its currency exchange risk.

Conditions in the securities, futures, options and foreign currency markets will determine whether, and under what circumstances, the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal tax requirements applicable to regulated investment companies. (See: "Investment Information" in the Prospectus and "Supplemental Tax Considerations" below for more information on hedging.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND ASSOCIATED RISKS

Each Fund may, and generally certain Funds will, purchase and sell forward contracts. A forward contract obligates one parry to purchase and the other parry to sell a defined foreign currency amount at some specified future date. Purchasing or selling forward contracts may help offset declines in U.S. dollar-equivalent value of a Fund's foreign currency denominated assets and the income available for distribution to Fund shareholders. These declines in U.S. dollar-equivalent value may be the result of adverse exchange rate changes between the U.S. dollar and the various foreign currencies in which a Fund's assets or income are denominated. The U.S. dollar-equivalent value of the principal amount of and rate of return on foreign currency denominated securities will decline should the U.S. dollar exchange rate rise in relation to that currency. Such declines could be partially or completely offset by an increase in the value of a forward contract on that foreign currency.

In addition to entering into forward contracts with respect to assets that a Fund holds (a "position hedge"), the Investment Adviser or Sub-Adviser may purchase or sell forward contracts or foreign currency options in a particular currency with respect to specific anticipated transactions (a "transaction hedge"). By purchasing forward contracts, the Investment Adviser or Sub-Adviser can establish the exchange rate at which a Fund will be entitled to exchange U.S. dollars for a foreign currency or a foreign currency for U.S. dollars at some point in the future. Thus, such contracts may lock in the U.S. dollar cost of purchasing foreign currency denominated securities, or set the U.S. dollar value of the income from securities it owns or the proceeds from securities it intends to sell.

While the use of foreign currency forward contracts may protect a Fund against declines in the U.S. dollar-equivalent value of the Fund's assets, such use will also reduce the possible gain from advantageous changes in the value of the U.S. dollar against particular currencies. Moreover, the use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar-equivalent prices of or rates of return on the assets held in the Fund.

The use of such techniques will subject the Fund to certain risks:

a.	foreign exchange markets can be highly volatile and are subject to sharp price fluctuations;
b.	trading forward contracts involves a degree of leverage, and relatively small movements in the rates of exchange between the currencies underlying a contract could result in immediate and substantial losses to the investor;
c.	trading losses that are not offset by corresponding gains in assets being hedged reduce the value of assets held by a Portfolio; and

d.	precise matching of the forward contract amounts and the value of the hedged Fund securities involved will not generally be possible. The future value of such foreign currency denominated Fund securities will change as a consequence of market movements. This change is unrelated to fluctuations in exchange rates. Thus, it may be necessary for a Fund to purchase additional foreign currency in the cash market (and bear the expense of such purchase) if the market value of the security is less than the amount of the foreign currency it must deliver pursuant to the forward contract.

If the Investment Adviser or Sub-Adviser incorrectly predicts the direction of such movements, a Fund's performance may decline because of the use of such contracts. The accurate projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Fund costs of engaging in foreign currency forward contracts will vary with factors such as:

a.	the foreign currency involved;
b.	the length of the contract period; and
c.	the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar.

Furthermore, the Investment Adviser or Sub-Adviser may not be able to purchase forward contracts with respect to all of the foreign currencies in which the Fund's Fund securities may be denominated, leaving a portion of the Fund unhedged against adverse exchange rate movements. Moreover, if the forward contract is entered into in an OTC transaction, the Fund generally will be exposed to the credit risk of its counterparty. Should a Fund enter into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale or trading of such contracts, and may impose limits on price moves. Such limits may affect significantly the ability to trade the contract or otherwise to close out the position, and could create potentially significant discrepancies between the cash and market value of the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge foreign currency denominated securities may reduce their rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

OTHER STRATEGIES OF CERTAIN FUNDS

Certain Funds may attempt to enhance returns by entering into forward contracts and currency options, as discussed below, in a particular currency in an amount in excess of the value of assets denominated in that currency or when they do not own assets denominated in that currency. If the

Investment Adviser or Sub-Adviser is not able to predict correctly the direction and extent of movements in foreign currency exchange rates, entering into such forward or option contracts may decrease rather than enhance a Fund's return. In addition, if a Fund enters into forward contracts when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such contracts will not be offset by increases in the value of Fund assets.

OPTIONS ON FOREIGN CURRENCIES

Each Fund may purchase and sell (or write) put and call options on foreign currencies protecting against:

a.	a decline in the U.S. dollar-equivalent value of its Fund securities or payments due thereon, or
b.	a rise in the U.S. dollar-equivalent cost of securities that it intends to purchase.

A foreign currency put option grants the holder the right, but not the obligation, to sell a specified amount of a foreign currency to its counterparty at a predetermined price on a later date. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase a specified amount of a foreign currency at a predetermined price at a later date.

As in the case of other types of options, a Fund's potential gain from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on the sale of in foreign currency options, requiring it to forego all or some of the benefits of advantageous changes in such rates.

Each Fund may write options on foreign currencies for hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option most likely will not be exercised, and the decrease in value of Fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised, allowing the Fund to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If movement in the expected direction does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or some of the gains that might otherwise have been obtained from favorable movements in exchange rates.

OPTIONS ON SECURITIES

Each Fund may also enter into options on securities or on indices of securities. A put option on a security grants the holder the right, but not the obligation, to sell the security to its counterparty at a predetermined price at a later date. Conversely, a call option on a security grants the holder the right, but not the obligation, to purchase the security underlying the option at a predetermined price at a later date.

Normally, a Fund would purchase put options in anticipation of a decline in the market value of securities it holds or securities it intends to purchase. If a Fund purchases a put option and the value of the security decreases below the strike price of the option, the Fund has the right to sell that security to its counterparty for the strike price (or realize the value of the option by entering into a closing transaction). Thus, the Fund would protect itself against any further decrease in the value of the security during the term of the option.

Conversely, if the Investment Adviser or Sub-Adviser anticipates that a security that it intends to acquire will increase in value, it might cause a Fund to purchase a call option on that security or securities similar to that security. If the value of the security does rise, the call option may wholly or partially offset the increased price of the security. As in the case of other types of options, however, the potential gain to the Fund will be reduced by the amount of the premium paid to purchase the option and any related transaction costs. If, however, the value of the security falls instead of rises, the Fund will have foregone a portion of the gain of the decreased price of the security in the amount of the option premium and the related transaction costs.

A Fund would purchase put and call options on securities indices for the same reasons, as it would purchase options on securities. Options on securities indices are similar to options on securities except that options on securities indices reflect the change in price of a group of securities rather than an individual security. The exercise of options on securities indices is settled in cash rather than by delivery of the securities comprising the index underlying the option.

A Fund's transactions in options on securities and securities indices will be governed by the rules and regulations of the respective exchanges, boards of trade or other trading facilities on which the options are traded.

CONSIDERATIONS CONCERNING OPTIONS

The writer of an option receives a premium that it retains regardless of whether the option is exercised. The purchaser of a call option has the right to purchase the securities or currency subject to the option at a specified price (the "exercise price") for a specified period of time. By writing a call option, the writer becomes obligated during the term of the option, and upon exercise of the option, to sell the underlying securities or currency to the purchaser against receipt of the exercise price. Therefore, the writer of a call option loses the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

Conversely, the purchaser of a put option has the right to sell the securities or currency subject to the option, to the writer of the put option at the specified exercise price for a specified period of time. Upon exercise of the put option, the writer of the put option is obligated to purchase the securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price or U.S. dollar value, respectively.

Each Fund may purchase and sell both exchange-traded and OTC options. Although many options on equity securities and options on currencies are currently exchange-traded, options on debt securities are primarily traded in the OTC market. The writer of an exchange-traded option wishing to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Options of the same series are options with respect to the same underlying security or currency, having the same expiration date and the same exercise price. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

An exchange-traded option position may be closed out only where a secondary market exists for an option of the same series. For a number of reasons, a secondary market may not exist for options held by a Portfolio, or trading in such options might be limited or halted by the exchange on which the option is trading. In such cases, it might not be possible to effect closing transactions, with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option it has written, it will not be able to sell the underlying security or currency until either: 1) the option expires, or 2) the Fund delivers the underlying security or currency upon exercise or otherwise cover its position.

EXCHANGE TRADED AND OTC OPTIONS

U.S. exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed. Thus, in effect, every exchange-traded option transaction is guaranteed. In contrast, OTC options are contracts between a Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it relies on the dealer from whom it purchased the option to make or take delivery of the securities underlying the option. The dealer's failure to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Investment Adviser or Sub-Adviser will purchase options only from dealers determined by the Investment Adviser to be creditworthy.

Exchange-traded options generally have a continuous liquid market whereas OTC options may not. Consequently, a Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able only to close out the OTC option prior to its expiration by entering into a closing purchase transaction with the original issuing dealer of the OTC option. A Fund will only enter into OTC options with dealers who are capable of entering into closing transactions with the Fund. There can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised, or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by a Portfolio, the inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell a Fund security at a time when such a sale might be advantageous.

FOREIGN CURRENCIES

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that maybe involved in the use of foreign currency options. Thus, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $ I million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The use of options to hedge a Fund's foreign currency-denominated holdings or to enhance return raises additional considerations. As described above, a Fund may, among other things, purchase call options on securities it intends to acquire in order to hedge against anticipated market appreciation in the price of the underlying security or currency. If the market price does increase as anticipated, the Fund will benefit from that increase but only to the extent that the increase exceeds the premium paid and related transaction costs. If the anticipated rise does not occur, or if it does not exceed the amount of the premium and related transaction costs, the Fund will bear the expense of the options without gaining an offsetting benefit. If the market price of the underlying currency or securities should fall instead of rise, the benefit the Fund obtains from purchasing the currency or securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

A Fund also may purchase put options on currencies or Fund securities when it believes a defensive posture is warranted. Protection is provided during the life of a put option because the put gives the Fund the right to sell the underlying currency or security at the put exercise price, regardless of a decline in the value of the underlying currency or security below the exercise price. This right limits the Fund's losses from declines in the currency's or security's value below the exercise price to the premium paid for the option and related transaction costs. If the market price of the currency or security should increase, however, the profit that the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs.

The value of an option position will reflect, among other things:

a.	the current market price of the underlying currency or security;
b.	the time remaining until expiration;
c.	the relationship of the exercise price to the market price;
d.	the historical price volatility of the underlying asset; and
e.	security and general market conditions.

For this reason, the successful use of options as a hedging strategy depends upon the ability of the Investment Adviser or the Sub-Adviser to forecast the volatility and direction of price fluctuations in the underlying currency or securities market.

Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security or currency at the time the options are written. Options purchased by a Fund expiring unexercised have no value, and therefore a loss will be realized in the amount of the premium paid and related transaction costs. If an option purchased by a Fund is in the money prior to its expiration date, unless the Fund exercises the option or enters into a closing transaction with respect to that position, the Fund will not realize any gain on its option position.

A Fund's activities in the options markets may result in higher turnover rates and additional brokerage costs. Nevertheless, the Fund may also save on commissions and transaction costs by hedging through such activities, rather than buying or selling securities or foreign currencies in anticipation of market moves or foreign exchange rate fluctuations.

FUTURES CONTRACTS

Each Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of:

a.	fixed-income securities or foreign currencies;
b.	contracts based on financial indices, including any index of U.S. government securities;
c.	foreign government securities; and
d.	corporate debt securities.

U. S. futures contracts are offered on exchanges which have been designated as "contracts markets"  by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Pursuant to a claim for exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act (the "CEA") and is not subject to registration or regulation as such under the CEA. The Investment Adviser is not deemed to be a "commodity pool operator" with respect to its service as investment adviser to the Fund. A Fund will enter into futures contracts based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, and GNMA pass-through mortgage-backed securities. Funds may also enter into futures contracts based on securities that would be eligible investments for such Fund and that are denominated in currencies other than the U.S. dollar. This includes, without limitation, futures contracts based on government bonds issued in the United Kingdom, Japan, the Federal Republic of Germany, France and Australia and futures contracts based on three-month Euro-deposit contracts in the major currencies.

A Fund purchases or sells futures contracts in an attempt to protect the U.S. dollar-equivalent value of its securities from fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency. For example, in the expectation that the value of a foreign currency will increase against the U.S. dollar, a Fund might enter into futures contracts for the purchase of that currency. Such a purchase would have much the same effect as buying an equivalent value of foreign currency. If the currency did increase, the value of securities denominated in that currency to be bought by the Fund would rise, but the value of the futures contracts would increase at approximately the same rate. Thus, the Fund's net purchase price for those securities would not increase as much as it otherwise would have.

Although futures contracts, by their terms, call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the expiration date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are performed through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (the "initial margin"). It is expected that the initial margin on U.S. exchanges will range from approximately 3% to approximately 15% of the value of the securities or currencies underlying the contract. Under certain circumstances, however, such as periods of high volatility, an exchange may require the Fund to increase the level of the initial margin. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Each day, the Fund is required to provide (or is entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to:

a.	investors' obligations to meet additional variation margin requirements;
b.	decisions to make or take delivery, rather than entering into offsetting transactions; and
c.	the difference between margin requirements in the securities markets and margin deposit requirements in the futures market.

The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser or Sub-Adviser may not result in a successful transaction. The Investment Adviser believes that use of such contracts and options thereon will benefit the Funds. However, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, a Fund's overall performance will be poorer than if it had not entered into any such contracts or purchased or written options. For example, if a Fund hedges against an interest rate increase (which would adversely affect the price of debt securities held), and interest rates decrease, the Fund would lose part or all of the benefit of the increased value of its assets. This would result in offsetting losses in its futures positions. In such situations, if the Fund has insufficient cash, it may have to sell some of its assets to meet daily variation margin requirements.

A Fund's ability to establish and close out positions in futures contracts and options on futures contracts is subject to the development and maintenance of liquid markets. Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract at a satisfactory price, the Fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option or let it expire. In the case of a futures contract that a Fund has sold and is unable to close out, the Fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits of the amount that the price of a futures contract or related option contract may vary, either up or down, from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

There are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents. It may also be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

OPTIONS ON FUTURES CONTRACTS

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Thus, a Fund may purchase a put option on a futures contract to hedge against the risk of rising interest rates. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, a Fund that is not fully invested may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

Writing a call option on a futures contract constitutes a partial hedge against decreasing prices of the security or foreign currency. The hedge is deliverable upon exercise of the futures contract. If the futures price of the option at expiration is below the exercise price, a Fund will retain the full amount of the option premium, providing a partial hedge against any decline that may have occurred in the Fund's holdings. Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency. The hedge is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the fall amount of the option premium, providing a partial hedge against any increase in the price of securities, which a Fund intends to purchase. If a Fund's put or call option is exercised, it will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may be reduced or increased by changes in the value of its securities.

In addition to the correlation risks discussed above, purchasing an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Fund will not purchase or write options on foreign currency futures contracts unless and until the market for such options has developed sufficiently and, in the opinion of the Investment Adviser or Sub-Adviser, the risks connected with such options are not greater than the risks connected with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, the purchase of a call or put option on a foreign currency futures contract could result in a loss if there is no movement in the price of the underlying currency or futures contract; this is not true of futures contracts.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting securities of a Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares).

FOR ALL FUNDS EXCEPT INTERNATIONAL BOND FUND

The Funds have adopted the following fundamental investment restrictions relating to the investment of each Fund's assets and its activities. Each Fund may not:

a.	borrow money, except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlement of securities transactions are not considered borrowings;
b.	issue senior securities, except to the extent permitted under the 1940 Act;
c.	underwrite securities of other issuers;
d.	purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate); or

e.	purchase or sell physical commodities or related commodity contracts.
f.	make loans to other persons, except by:
	i.	the purchase of a portion of an issue of debt obligations in which a Fund is authorized to invest in accordance with its investment objectives, and

ii.	engaging in repurchase agreements.
iii.	loaning of portfolio securities.
iv.	invest more than 25% of its total assets in the securities of issuers in any industry

(other than U.S. Government Securities, the banking industry and the finance industry).

FOR THE INTERNATIONAL BOND FUND

The Fund has adopted the following fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund may not:

a.	borrow money, except by engaging in reverse repurchase agreements or dollar roll transactions (reverse repurchase agreements and dollar roll transactions that are covered are not considered borrowing, pursuant to SEC regulations and SEC staff position), or from a bank as a temporary measure for settlement of securities and shareholder transactions; provided that the Fund will not borrow more than an amount equal to one-third of the value of its assets, nor will it borrow for leveraging purposes (i.e., the Fund will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding);
b.	issue senior securities (other than as specified in clause a);
c.	underwrite securities of other issuers;
d.	purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, and the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);
e.	sell securities short (does not include options, futures, options on futures or forward currency contracts);

f. purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate);

g.	purchase or sell physical commodities or related commodity contracts;
h.	invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S.
	Government	Securities, the banking industry and the finance industry); or
	i.	make loans to other persons, except by:
the purchase of a portion of an issue of debt obligations in which a Fund is authorized to invest in accordance with its investment objectives, and
	ii	in engaging in repurchase agreements;
	iii.	loaning of portfolio securities.
invest in companies for the purpose of exercising control or management;
k.	purchase or retain securities of any issuer if the officers, Trustees or trustees of the Portfolio, or its advisors or managers, own beneficially more than one half of one percent (0.5%) of the securities of the issuer, or together own beneficially more than five percent (5%) of the securities of that issuer; or
1.	invest more than fifteen percent (15%) of the Fund's total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

FOR ALL FUNDS EXCEPT U.S.INFLATION-INDEXED

With respect to each Fund's fundamental policy regarding industry concentration, the Fund has adopted the following operating policies for each Fund based on each Fund's investment objectives, policies and operating history:

ALL FUNDS EXCEPT THE U.S. INFLATION-INDEXED FUND:

Under normal circumstances, each Fund will invest more than 25% of its total assets in the securities of issuers in the banking and finance industry. For the purposes of this limitation, the banking and finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-backed securities.

FOR THE U.S. INFLATION-INDEXED FUND:

Under normal circumstances, the Fund will not invest more than 25% of its assets in securities in any industry (other than U.S. Government Securities).

NON-FUNDAMENTAL RESTRICTIONS

Non-fundamental restrictions may be amended at any time by the Fund's Board of Trustees without the approval of shareholders.

Shareholders will be provided with at least 60 days' prior written notice of any changes with respect to each Fund's non-fundamental policy immediately listed below pursuant to Rule 35d-1 of the 1940 Act, which requires a Fund with a name suggesting a focus on a particular type of investment, index or industry to invest at least 80% of its net assets (including borrowings for investment purposes) in securities suggested by the Fund's name.

U.S. INFLATION-INDEXED FUND

Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The Fund will invest in derivatives as a substitute for direct investment in inflation-indexed securities.

Time of Purchase Test:

The above standards, restrictions and percentage limitations except for borrowings, shall be determined immediately after, and as a result of, the Fund's acquisition of a security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, assets or other circumstances will not be considered when determining whether that investment complies with the Fund's investment policies and restrictions.

ILLIQUID SECURITIES

The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy regarding the purchase or sale of OTC options. The purchase or sale of OTC options will be suspended if:

a.	the total market value of a Fund's outstanding OTC options exceeds 15% of the Fund's net assets, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable;
b.	the market value of the underlying securities covered by OTC call options currently outstanding that were sold by such Fund exceeds 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable; or
c.	margin deposits on such Fund's existing OTC options on futures contracts exceed 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable.

Although this policy on illiquid securities is not fundamental and may be amended at any time without shareholder approval, the Fund will not change or modify this policy prior to a change or modification by the SEC of its position.

Non-Hedging Derivatives Transactions - All Funds

Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of a Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Fund (after taking into account unrealized profits and unrealized losses on any such contracts).

FUND TRANSACTIONS

The Funds ' debt securities are primarily traded in the OTC market by dealers who are usually acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such securities are generally traded on a net basis and do not normally involve brokerage commissions or transfer taxes. The Fund enters into financial futures and options contracts that normally involve brokerage commissions.

For the last three fiscal years, the amount of brokerage commissions (associated with financial futures and options contracts) paid by each Fund was as follows:

	For the Period
	Ended October 31,,		Year Ended	Year Ended	Year Ended
	2008	*	December 31, 2008**	December 31, 2007	December 31, 2006
Fund Name

International Bond	N/A		$8,480	$56,741	5,028
U.S. Inflation-Indexed	N/A		$$7,568	$5,506	9,561

* The U.S. Inflation-Indexed Fund changed its fiscal year to October 31 effective May 9, 2008. The date of the reorganization of the FFTW U.S. Inflation-Indexed Portfolio.

** The International Bond Fund kept the December 31 fiscal year of the FFTW International Portfolio for 2008. Effective January 1, 2009, the Fund changed its fiscal year end to October 31.

The cost of executing transactions will consist primarily of dealer spreads. These spreads are not included in Fund expenses and, therefore, are not subject to the expense cap. Nevertheless, this spread, in the absence of the intended positive effects of each such transaction, will decrease the total return of the Fund. A Fund will buy one asset and sell another only if the Investment Adviser and/or the Sub-Adviser believes it is advantageous to do so after considering the effect on the Fund's total return of the additional custodial charges and the spread.

All purchases and sales will be executed with major dealers and banks on a best net price basis. No trades will be executed with the Investment Adviser, the Sub-Adviser, Foreside, their affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities. The Investment Adviser and/or Sub-Adviser may decide that a particular investment that is appropriate for one Fund is also appropriate for another Fund, client or fund. If this occurs, the transaction, as well as related expenses, will be allocated in a manner deemed equitable by the Investment Adviser in accordance with the Investment Adviser's compliance policies.

Certain Funds are expected to invest substantial portions of their assets in foreign securities. Since costs associated with transactions in foreign securities are generally higher than costs associated with transactions in domestic securities, the operating expense ratios of these Funds can be expected to be higher than that of a Fund investing exclusively in domestic securities.

DISCLOSURE OF FUND HOLDINGS

The Fund's Board of Trustees has adopted a policy regarding selective disclosure of Fund holdings (the "Disclosure Policies"). The Disclosure Policies are intended to ensure compliance by the Fund and by the separate investment series of the Fund (each a "Series") and its service providers with (i) the applicable restrictions of the federal securities laws such as the 1940 Act and the Investment Advisers Act of 1940 ("Advisers Act"), and (ii) general principles of fiduciary duty.

The Disclosure Policies state that no information concerning the Fund holdings of the Fund may be disclosed to any unaffiliated third parry except as provided below:

(a)	The Fund, or its duly authorized service providers, may publicly disclose a Series' Fund holdings in accordance with regulatory requirements, such as periodic Fund disclosure in filings with the Securities and Exchange Commission.
(b)	In addition, the Fund anticipates posting information regarding its Fund holdings on its website, which information is expected to be updated on a quarterly basis. A summary or list of a Series' completed purchases and sales (sometimes referred to as the "trade commentary") may only be made publicly available simultaneously or after the public disclosure of a Series' Fund holdings in accordance with this paragraph and in compliance with applicable laws, regulations and interpretations thereof, as duly documented with the Fund.

In addition, the Fund's Chief Compliance Officer has authorized the release of information regarding each

Fund's holdings on a daily basis to providers of custody, pricing, proxy voting, accounting, auditing and research and trading services to the Fund currently including:

(i)	INTRUST Bank, Mellon Bank, JPMorgan, in connection with the provision of services as the Funds' Custodian, Sub-Administrator and Securities Lending Agent;
(ii)	The Funds' independent registered public accounting firm, in connection with the provision of services related to the audit of the Funds' financial statements and certain non-audit services;
(iii)	Third-party providers of pricing services, such as Reuters, Bridge and IDC; Bloomberg and
(iv)	Ratings Agencies, such as S&P, Morningstar and Lipper Analytical Services.

The Fund may distribute this information to these parties before its general public disclosure is required or authorized; provided that:

(a)	prior to dissemination, the Fund's chief compliance officer, upon receiving a specific request for a list of Fund holdings, will decide to provide this information only after concluding that disclosure of Fund holdings is in the best interests of Fund shareholders. Such disclosure is only permitted if the Fund's chief compliance officer concludes that it is being done in a manner that, among other things, does not put the interests of the Fund's investment adviser, distributor, or any affiliated person of the Funds , the investment adviser or the distributor, above those of Fund shareholders;
(b)	the recipient does not distribute the Fund holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the Series before the Fund holdings or results of the analysis become public information; and
(c)	the recipient signs a written Confidentiality Agreement.

Any waiver of these Disclosure Policies shall be reported to the Fund's Board of Trustees.

SECURITIES VALUATION

Securities for which market quotations are readily available are valued at prices provided by a pricing service that, in the opinion of the Investment Adviser, most nearly represent the market values of such securities at 4:00 p.m. Eastern time. For exchange-traded securities, such prices are determined using the last reported sale price on that exchange, or if no sales are reported, the last reported bid price (asked price for short sales). Securities and other financial instruments for which reliable over-the-counter market quotations are readily available are valued at the latest bid price (asked price for short sales). Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Trustees.

If any securities held by the Funds are illiquid, the Investment Adviser determines their fair value following procedures approved by the Fund's Board of Trustees. The fair value of such securities is generally determined as the amount that a Fund could reasonably expect to realize for the security upon its current sale. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities

(including any registration expenses that might be borne by a Fund in connection with such disposition). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Fund. The values of these securities used in determining the net asset value of a Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information, the values of certain securities (such as convertible bonds and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Fund. Occasionally, events affecting the value of securities may occur between such times and the close of the Fund, which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Fund's Board of Trustees. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that a Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of such Fund.

MANAGEMENT TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust's business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds' performance. The Officers of the Trust are responsible for the Funds' operations. The Trust is composed of fifteen funds. The business and affairs of the Trust are managed under the general supervision of the Board in accordance with the laws of the State of Delaware and the Trust's Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." Trustees who are not deemed to be "interested persons" of the Trust are referred to as "Independent Trustees." Each Trustee's and officer's address is c/o American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York 10017. Each Trustee holds offices until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Trust's shareholders in accordance with the Trust's Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified. Each Trustee oversees 11 Funds of the Trust, which is the sole open-end investment company in the American Independence Fund's complex. The following table also discloses whether a Trustee serves as a director of any company that is required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

INDEPENDENT TRUSTEES

				Number of	Other
	Position(s)	Term of		Funds in	Directorships
	Held with	Office and	Principal	Complex	Held by
Name Address and	Company	Length of	Occupation(s)	Overseen	Trustee
Age		Time	During Past Five	by Trustee
		Served	Years

Retired. Formerly
Terry L. Carter*			Chief Financial
Age: 60	Trustee	Indefinite	Officer of QuikTrip	13	None
Corporation

Joseph Hankin*			President,
Age: 68	Trustee	Indefinite	Westchester
Community College
			since 1971	13	None
Jeffrey Haas*			Professor of Law,
Age: 46	Trustee	Indefinite	New York Law
School 1996-Present
				13	None
Thomas Kice*			President of Kice
Age: 59	Trustee	Indefinite	Industries, Inc.
				13	None
George Mileusnic*			Retired. Formerly
Age: 53	Trustee	Indefinite	Chief Financial
Officer of Caribou
Coffee, Inc. (2001-
2008). Chief
Financial Officer of
			Dean and DeLuca	13	None
(2000-2001).
Peter Ochs*
Age: 57	Trustee	Indefinite	President of Capital	13	None
III, Inc. Formerly
Manager of Ochs &
Associates, Inc.

Richard	Chairman		Retired.
Wedemeyer*	of the	Indefinite			None
Age: 72	Board and			13
Trustee

INTERESTED TRUSTEES

				Number of	Other
	Position(s)	Term of		Funds in	Directorships
	Held with	Office and	Principal	Complex	Held by
Name Address and	Company	Length of	Occupation(s)	Overseen	Trustee
Age		Time	During Past Five	by Trustee
		Served	Years
Retired. Formerly
Ronald Baldwin*			Director INTRUST
Age: 51	Trustee	Indefinite	Financial Services,	13	None
Inc. Director of

INTRUST Brokerage
, Inc. and Chief
Operating Officer
and President of
INTRUST Bank,
N.A.
John J. Pileggi	Managing Partner of
Age: 49	American
Trustee	Indefinite	Independence
Financial Services,
LLC since 2004.
Formerly President
and Chief Executive
Officer, PLUS
Funds.com (2000-
2002). Formerly	13	None
President and CEO
of ING Mutual Fund
Management Co.
LLC	(1998-2000).

OFFICERS

Name, Age and Position(s)	Length of Time Served as	Principal Occupation During
Held	Fund Officer	Past 5 Years
Eric Rubin*	President, American
Age: 42	7/2005-Present	Independence Financial
President	Services, LLC (2/05-Present).
Prior to 2005, Mr. Rubin was
Vice President of ING
Financial Partners from June
2004 to January 2005, Senior
Vice President Mercantile
Capital Advisers 4/03-4/04.
Formerly Senior Vice President
DST International (01/02-
04/03). Formerly President
EMR Financial Services
(06/00-02/01). Formerly
Senior Vice President ING
Funds 06/98-12/99).

Peter W. Wilson	10-2007-Present	Director of Alaric Compliance
Chief Compliance Officer	Services, LLC 2007 to present;
Age: 31	Attorney, U.S. Army JAG
Corps – 2003 to 2007.

Theresa Donovan*	Senior Director Compliance
Age: 59	7/2005-Present	and Administration American

Secretary		Independence Financial
Services, LLC (05/05-Present).
Formerly Senior Corporate
Paralegal, Paul, Weiss,
Rifkind, Wharton & Garrison,
LLP (04/98-05/05).
John J. Pileggi*	10/2008-Present	Managing Partner, American
Age: 49 Treasurer		Independence Financial
Services, LLC (2004-Present).
Formerly, President and Chief
Executive Officer, Mercantile
Capital Advisors Inc. (2002-
2004). Formerly, President and
Chief Executive Officer,
PLUSFunds.com (2000-2002).
Formerly President and CEO
of ING Mutual Fund
Management Co., LLC (1998-
2000). Formerly Managing
Director of Furman Selz LLC
(1994-1998).

* Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 100017.

The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

SHARE OWNERSHIP IN THE FUND COMPLEX (as of effective date of this Prospectus)

Aggregate Dollar Range of
	Dollar Range of Equity	Equity Securities in All of the
Name of Trustee	Securities in the Funds	Fund Family
Joseph N. Hankin	None	None
Jeffrey Haas	None	$10,000-$50,000
Richard Wedemeyer	None	$10,000-$50,000
Terry L. Carter	None	None
Thomas F. Kice	None	$50,000-$100,000
Peter Ochs	None	None
George Mileusnic	None	None

BOARD COMPENSATION

Trustees who are not officers, directors or employees of American Independence Financial Services, LLC or the Distributor will receive from the Trust, an annual fee of $4,000 and a fee of $1,000 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board will receive an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee will receive an additional fee of $1,000 for each Audit Committee attended.

COMPENSATION TABLE

Name of Person,	Aggregate	Pension or	Estimated	Total
Position	Compensation	Retirement	Annual Benefit	Compensation
	from Fund	Benefits Accrued	Upon Retirement	From Fund and
		As Part of Funds		Fund Complex
		Expenses		Paid to Trustees
INTERESTED TRUSTEES

John J. Pileggi	$0	N/A	N/A	$0
Ron Baldwin	$11,000	N/A	N/A	$11,000

NON-INTERESTED TRUSTEES

Richard	$20,000	N/A	N/A	$20,000
Wedemeyer
George Mileusnic	$16,000	N/A	N/A	$16,000
Terry Carter	$12,000	N/A	N/A	$12,000
Thomas Kice	$14,000	N/A	N/A	$14,000
Peter Ochs	$12,000	N/A	N/A	$12,000
Jeffrey Haas	$14,000	N/A	N/A	$14,000
Joseph Hankin	$14,000	N/A	N/A	$14,000

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees has an Audit Committee and Nominating Committee, each of which is comprised of all of the Independent Trustees of the Funds.

The Nominating Committee, pursuant to a Nominating Committee Charter adopted by the Board, nominates Independent Trustees for election to the Fund's Board of Trustees. The Nominating Committee will not consider nominees recommended by shareholders. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, recommends the selection and compensation of the Fund's accounting firm pre-approves all audit and non-audit services; oversees the Fund's accounting and financial reporting policies and practices and its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; ascertains the independence of the Fund's independent auditors; and acts as liaison between the Fund's independent auditors and the full Board of Trustees.

CODE OF ETHICS

The Funds, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics (each a "Code" and collectively, the "Codes") under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds, who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Portfolio. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to pre-approval by the Investment Adviser and other restrictions on investment practices that may conflict with the interests of a Fund. Covered persons' purchase of fund shares is also subject to pre-approval.

PORTFOLIO MANAGERS

International Bond Fund

David J. Marmon, Managing Director, joined FFTW in 1990. He co-heads the Multi-Sector Team in New York, which manages global aggregate, global sovereign, international and core portfolios. Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America). His responsibilities at Yamaichi included the generation of trade ideas, daily analysis of market opportunities and the preparation of research reports. He was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. He also performed historical and scenario analyses of the futures and options markets for traders and clients. Mr. Marmon began his career in finance as a research analyst on Chase Manhattan Bank's arbitrage and municipal trading desks. He earned an MA in economics from Duke University, where he also pursued doctoral studies, and a BA summa cum laude in economics from Alma College.. Cedric Scholtes, Portfolio Manager, joined FFTW in June 2006 as a portfolio manager in the Governments and Inflation Team. He manages interest rate businesses with an emphasis on FFTW's central bank portfolios. Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division. His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a masters degree in finance and economics from Warwick Business School, a masters in economics from the London School of Economics, and an MA/BA in economics from the University of Cambridge.

Please refer to the table below for all portfolios managed by the portfolio managers listed above. This information is as of December 31, 2007 except for the information regarding Mr. Scholtes which is as of April 30, 2007.

	Portfolio Managers
	David	Cedric
	Marmon	Scholtes

Registered Investment Companies

Total Accounts Managed	3	2
Total Assets Managed*	236	333

Accounts with Performance Fee	0	0
Assets with Performance Fee*	0	0

Accounts without Performance Fee	3	2
Assets without Performance Fee*	236	333

Other Pooled Investment Vehicles
Total Accounts Managed	1	0
Total Assets Managed*	120	0
Accounts with Performance Fee	0	0
Assets with Performance Fee*	0	0
Accounts without Performance Fee	1	0
Assets without Performance Fee*	120	0

Other Accounts
Total Accounts Managed	24	6
Total Assets Managed*	3,96	965
Accounts with Performance Fee	11	0
Assets with Performance Fee*	2,11	0

Accounts without Performance Fee	13	6
Assets without Performance Fee*	1,84	965

Total Accounts Managed	28	8
Total Assets Managed	4,31	1,298

°in millions Registered Investment Companies include annual finds, FFTW mutual finds and FFTW hedge finds. Other Pooled Investment Vehicles include pooled nests and structured transactions, for cram* CDOs.

Other Accounts include: banks, central banks & official institutions, endowments, foundations, insurance clients, corporate cash clients, pension, public fund, non-pensions, public fund pensions and others

Managing Conflict

FFTW is committed to ensuring that the interests of its clients and those of the firm in general come before what might be construed as an employee's own individual interest or benefit outside the firm, and that conflicts of interest in general or the potential for, or appearance of, such conflicts be avoided. FFTW has adopted and implemented compliance manuals that set forth, among other things, the firm's policies and procedures regarding conflicts of interest and business ethics, which include but are not limited to policies and procedures regarding principal transactions, transactions with affiliates, agency cross transactions, proxy voting, trade aggregation and allocation, soft dollar transactions, directed brokerage arrangements and personal trading. These policies and procedures are mandatory and are designed to protect the business interests of the firm and its respective clients.

Among other things, the policies and procedures mentioned above are intended to address potential conflicts of interests that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other accounts included in the table above. As an adviser and a fiduciary to our clients, FFTW places its clients' interests first and foremost. Consistent with this fiduciary duty, FFTW's trading procedures seek to ensure that all clients are treated fairly and equitably and that no client account is advantaged or disadvantaged over another. In furtherance of this policy, generally, FFTW purchases and sells securities as a block transaction. The aggregation of client transactions enables FFTW to execute transactions in a more timely, equitable, and efficient manner and seeks to reduce overall execution costs to its clients. In addition, it is FFTW's policy to allocate transactions fairly and equitably across all participating accounts.

In respect of trade aggregation, when the same securities are purchased or sold for one or more of FFTW's managed accounts, FFTW's general policy is to purchase or sell the securities as a block transaction, and to allocate such securities or proceeds to the participating accounts at the price paid per unit allocated. The principles employed are: (i) allocation of each investment decision to each individual account shall be broadly determined with regard to the investment guidelines and investment policies applicable to each individual account; (ii) dealing for different clients in the same security at the same time shall be aggregated and traded as a block to the extent possible; and (iii) each aggregate allocation shall be allocated at the unit price paid to all participating accounts.

In respect of trade allocation, as a matter of policy, block transactions, including transactions in initial offerings, are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocates the trades according to each participating portfolio's size and risk profile. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.

In allocating an aggregated transaction, the following criteria are taken into account:

·the terms of the participating accounts' investment guidelines the value of each of the participating accounts (omitting any resulting allocations that would be too small to be reasonably marketable or disproportionate to the needs of any portfolio)
  FFTW's assessment of the participating accounts' tolerance for investment risk

FFTW's proprietary analytic system called PRISM maintains the records of the date and time of allocation, securities and number of units allocated, code names for the accounts for which an allocation is being made and the unit price allocated. The same information is recorded on the occasional manual ticket, which is also time-stamped.

Certain accounts managed by a Portfolio Manager pay a performance fee in addition to a management fee. Trade placements and allocation procedures are implemented as described for all accounts and do not in any way distinguish between accounts with varying types of fee schedules.

Compensation Structure

FFTW aims to provide all staff with total compensation packages that are competitive with the applicable local market. Compensation is based on a combination of individual, team, and firm performance. Where possible, quantifiable goals are established; actual performance is then assessed against these goals, and total compensation is determined.

There are two standard components of the remuneration structure for our professional staff: salary and discretionary bonus based on market survey data. For outstanding staff members, there is also the opportunity to link compensation with company profits.

A significant portion of remuneration for investment professionals is variable compensation, which is dependent on investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to all qualified employees. For more senior professionals, the overall profitability of the firm becomes increasingly important to overall compensation levels. A long-term equity-related incentive plan, which aligns the interests of key employees of FFTW with the success of the firm and its clients, is an additional component of compensation.

Individual and team performances are evaluated in absolute terms for total retum strategies and in terms of excess return compared to the benchmark for those strategies managed against a market benchmark; the latter comprises the bulk of the firm's portfolios.

As of December 31, 2008, none of the Fund's portfolio managers or portfolio analysts owned shares of any Funds.

INVESTMENT ADVISER AND SUB-ADVISER AGREEMENTS

The Fund has a separate advisory agreement with respect to each Portfolio. The Fund also has a separate sub-advisory agreement with respect to certain of the Portfolios. Pursuant to their terms, the advisory agreements (the "Advisory Agreements") between the Fund and the Investment Adviser and the sub-advisory agreements (the "Sub-advisory Agreements") between the Investment Adviser and its affiliate, Fischer Francis Trees & Watts (the "Sub-Adviser"), remain in effect for two years following their date of execution. Thereafter, such agreements will automatically continue for successive annual periods, provided that they are specifically approved at least annually by the Board of Trustees or by the vote of a majority of a Portfolio's outstanding shares (as defined in the 1940 Act) voting as a single class, provided, that in either event, the continuance is also approved by:

a.	at least a majority of the Independent Trustees of the Board, by vote cast in person at a meeting called for the purpose of voting on such approval; and
b.	the Investment Adviser (Sub-Adviser).

The Independent Trustees of the Board consider a number of factors when approving the Advisory and Sub-Advisory Agreements at an annual meeting called specifically for that purpose. At the most recent meeting at which the current Advisory and Sub-Advisory Agreements were approved, the Trustees carefully considered the following items: (i) a memorandum from counsel setting forth the Board's fiduciary duties and responsibilities under the 1940 Act and Delaware law and the factors the Board should consider in its evaluation of the Advisory and Sub-Advisory Agreements; (ii) a report comparing the performance of each Portfolio of the Fund to the performance of its applicable indices; (iii) a Lipper report comparing each Portfolio's advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Investment Adviser and the Sub-Adviser by each Portfolio of the Fund; (v) the fiduciary duty owed by the Investment Adviser and Sub-Adviser to each Portfolio of the Fund with respect to such compensation; (vi) the services performed by the Investment Adviser/Sub-Adviser and the Investment Adviser/Sub-Adviser's expertise with respect to those services; and (vii) the Investment Adviser/Sub-Adviser's profitability. Each Advisory and Sub-Advisory Agreement is terminable without penalty:

a.	on not less than 60 days' notice by the Board of Trustees,
b.	by a vote of the holders of a majority of the relevant Portfolio's outstanding shares voting as a single class, or

c. upon not less than 60 days' notice by the Investment Adviser or the Sub-Adviser.

Each Advisory and Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

INVESTMENT ADVISER'S/SUB-ADVISER'S PAYMENT OF FUND EXPENSES

The Investment Adviser pays all of its expenses arising from the performance of its obligations pursuant to the Advisory Agreements, including:

a. all executive salaries and expenses of the Trust's trustees who are employees of the Investment Adviser or its affiliates,

b.	officers employed by the Investment Adviser or its affiliates; and
c.	the office rent of the Trust.

The Investment Adviser pays all of the fees payable to its affiliate as Sub-Adviser. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

FUND'S PAYMENT OF FUND EXPENSES

Subject to the expense reimbursement provisions described in the Prospectus under "Fee Table," other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation:brokerage commissions,

a.	insurance premiums and extraordinary expenses such as litigation expenses, fees and expenses of independent attorneys,
b.	independent registered public accounting firm,

c. custodians,expenses of printing and distributing reports to shareholders, expenses of printing and filing reports and other documents filed with governmental agencies,

d.	expenses of registering and qualifying shares of the Fund under federal and state laws and regulations,
f.	fees and expenses of the chief compliance officer k. notices and proxy materials to existing shareholders,

g.	interest,
h.	expenses of annual and special shareholders' meetings, and administrators and operations monitoring agent n. fees and expenses of trustees of the Fund who are not employees of the Investment Adviser or its affiliates.

FUNDS' PAYMENT OF FUND

EXPENSES

Fund expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all the Funds in relation to their net assets. As compensation for the services rendered by the Investment Adviser under the Advisory Agreements, each Fund pays the Investment Adviser an advisory fee which is calculated by applying the following annual percentage rates to such Fund's average daily net assets for the month Funds):

Investment
Advisory
Fund	Fee per
International Bond	0.40%
U.S. Inflation-Indexed	0.40%

The amount of advisory fees paid to the Advisor by each Fund is provided in the tables below.

	For the Year Ended December			Period Ended October 31,
	31, 2008		*	2008		**
	Fees Earned	Fees Waived		Fees Earned	Fees Waived
International	$233,936	$2,265		N/A	N/A
U.S. Inflation-Indexed	N/A	N/A		$277,469

	Year Ended			Year Ended
	December 31, 2007			December 31, 2006
	Fees Earned	Fees Waived		Fees Earned	Fees Waived
International	$277,469	$--		$316,706	$--
U.S. Inflation-Indexed	$336,961	$317,016		$431,119	$286,391

*	The International Bond Fund acquired the assets and liabilities of the FFTW International Portfolio effective November 21, 2008. The fiscal year for the International Bond Fund for 2008 was December 31, that of its predecessor fund.
Effective January 1, 2009, the Fund changed its fiscal year to October 31 to be in line with the other funds in the Trust. Fees for the year ended December 31, 2008 and the fees for the previous two years include fees paid by the predecessor fund to Fischer Francis Trees & Watts, Inc., the predecessor fund’s investment advisor.

**	The U.S. Inflation-Indexed Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio effective May 9, 2008. The fiscal year-end for the U.S. Inflation-Indexed Fund for 2008 was October 31. Prior to its reorganization, the FFTW U.S. Inflation-Indexed Portfolio had a December 31 fiscal year end. Fees for the period ended October 31, 2008 and the years ended December 31, 2007 and 2006 include fees paid by the predecessor fund to Fischer Francis Trees & Watts, Inc., the predecessor fund’s investment advisor.

ADMINISTRATION SERVICES

Pursuant to an Administration Agreement dated February 22, 2008, AIFS serves as the Funds’ Administrator. AIFS assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds other than investment advisory activities, including: custodial, transfer agent, dividend disbursing, accounting, auditing, compliance and related services. Pursuant to its terms, the Administration Agreement between the Funds and AIFS is for a period of one year. Thereafter, the Administration Agreement will automatically continue for successive annual periods subject to the approval of the Funds’ Board of Trustees. The fees for the services provided under such agreement were calculated based on each Fund’s average daily net assets at an annual rate of 0.125% .

AIFS has entered into an agreement with Vastardis Fund Services LLC (“Vastardis”) whereby Vastardis provides sub-administration services for a fee accrued daily and paid monthly, on aggregate net assets of all Funds in the Trust, at an annual rate of:

First $3 billion of net assets 0.05%
Next $2 billion of net assets 0.04%
Over $5 billion of net assets 0.03%

For the last three fiscal years, the administration fees paid by each are provided in the table below. Prior to the reorganization dates noted for each Fund, Vastardis Fund Services LLC served as the Funds’ Administrator.

	Year Ended		For the Period		Year Ended	Year Ended
	December 31,		Ended October		December 31,	December 31,
	2008	*	31, 2008	**	2007	2006
International Bond	$47,866				$43,773	$33,991

U.S. Inflation-Indexed			$86,821		$56,946	$47,836

*	The International Bond Fund acquired the assets and liabilities of the FFTW International Portfolio effective November 21, 2008. The fiscal year for the International Bond Fund for 2008 was December 31, that of its predecessor fund.
Effective January 1, 2009, the Fund changed its fiscal year to October 31 to be in line with the other funds in the Trust. Fees for the year ended December 31, 2008 and the fees for the previous two years include fees paid by the predecessor Fund to Vastardis Fund Services, LLC for administrative services.
**	The U.S. Inflation-Indexed Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio effective May 9, 2008. The fiscal year-end for the U.S. Inflation-Indexed Fund for 2008 was October 31. Prior to its reorganization, the FFTW U.S. Inflation-Indexed Portfolio had a December 31 fiscal year end. Fees for the period ended October 31, 2008 and the years ended December 31, 2007 and 2006 include fees paid by the predecessor Fund to Vastardis Fund Services, LLC for administrative services.

CHIEF COMPLIANCE OFFICER

The Fund has contracted with Alaric Compliance Services, LLC to provide services with respect to the monitoring of the Fund's compliance program pursuant to Rule 38a-l of the 1940 Act. Alaric Compliance Services, LLC has designated Peter Wilson, an officer of the Fund, as the Fund's Chief Compliance Officer. For these services, the Fund pays Alaric Compliance Services, LLC a monthly fee, plus any out-of-pocket expenses. Each Portfolio pays a pro rata portion of the fees based on its share of the Fund's average monthly net assets.

INITIAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS FOR THE AMERICAN INDEPENDENCE

FUNDS

American Independence Financial Services, LLC's compensation under the Advisory Agreement may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Advisory Agreement, American Independence Financial Services, LLC may reduce its compensation to the extent that the funds' expenses exceed such lower expense limitation as American Independence Financial Services, LLC may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on American Independence Financial Services, LLC's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus. In addition, through the March 31, 2013, American Independence Financial Services, LLC has agreed to waive fees and reimburse expenses of the funds to the extent necessary to ensure that the funds pays total fund operating expenses at a certain rate.

DISTRIBUTION AND SERVICES PLANS

The Trust has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Class A Shares and Class C Shares of the American Independence Funds (the "Plans"). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed and (ii) may pay, through the Distributor, broker-dealers or other financial institutions ("Service Organizations") for services, as defined by NASD.

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by NASD.

Under the Plan, payments by the Trust for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of Class A Shares of a Fund and 0.75% for Class C Shares, and payments for services, as defined by NASD, may not exceed 0.25% (annualized) of the average daily net asset value of a Fund's outstanding Class A Shares that are owned of record or beneficially by a Service Organization's customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship. Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that Service Shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (the "12b-l Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The Board has concluded that there is a reasonable likelihood that the Plan will. benefit the Funds and holders of Service Shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Service Shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment. As long as the Plan is in effect, the nomination of Independent Trustees must be committed to the discretion of the Independent Trustees.

SUB-TRANSFER AGENCY PLAN

The Funds have adopted a Sub-Transfer Agency Plan pursuant to which it may pay a fee of up to an annual rate of 0.25% of Fund average daily net assets to service organizations who provide sub-transfer agency services to their customers who own shares of the Funds.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Your financial intermediary may receive various forms of compensation from you, the Funds or AIFS in connection with the sale of shares of a Fund to you or you remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among fmancial intermediaries. These types of payments include:

Contingent deferred sales charges or initial front-end
sales charges (if applicable), which are payable from
your investment to the Distributor and all or a
portion of which are payable by the Distributor to
financial intermediaries (see "A Choice of Share
Classes" in the Prospectus);

  Ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's Distribution Plans adopted under Rule 12b-1 under the Investment Company Act and Shareholder Servicing Plan, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "Distribution and Service Plans" in the SAI); Shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of a Fund as reimbursement to the financial intermediary for expenses they incur on behalf of the Fund.

Payments by AIFS out of its own assets. AIFS may make these payments in addition to payments described above. Your financial intermediary may receive payments from AIFS that fall within one or more of the following categories, each of which is described in greater detail below:

Distribution Related Payments; Service Related Payments; and Processing Related Payments.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS' promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

DISTRIBUTION RELATED PAYMENTS.

AIFS may make payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS' promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary's total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

As noted above a number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its investment representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a "preferred list." AIFS' goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

SERVICE RELATED PAYMENTS.

Payments may also be made by AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services. Payments may also be made for administrative services related to the distribution of the Funds' shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Service Related Payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the assets attributable to that financial intermediary.

PROCESSING RELATED PAYMENTS. AIFS may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that AIFS may make under this category include, among others, payment of networking fees or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system. OTHER PAYMENTS. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or roles of the National Association of Securities Dealers) and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences. AIFS makes payments for entertainment events it deems appropriate, subject to AIFS' policies and applicable law. These payments may vary depending on the nature of the event.

As of September 30, 2007, the following financial intermediaries that are broker dealers have been approved by the Board of Trustees to receive Distribution Related and/or Service Related Payments:

Pershing
Fidelity Brokerage Services LLC
Fiserv Trust Company
Benefit Plan
Administrators
A.G. Edwards & Sons

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

INTRUST Bank, N.A. acts as custodian of the Trust's assets. Boston Financial Data Services acts as transfer agent for the Funds. The Trust compensates BFDS for providing personnel and facilities to perform transfer agency related services for the Trust. JPMorgan Worldwide Securities acts as fund accounting agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

Grant Thornton, LLP, 175 West Jackson Blvd., Chicago, Illinois 60604, has been selected as the Independent Registered Public Accounting Firm for the Trust. Grant Thornton LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, serves as counsel to the Trust.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program the "Program"), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

SHARES OF BENEFICIAL INTEREST

The American Independence Funds Trust was organized as a Delaware business trust on October 7, 2004, and currently consists of thirteen series, two of which are offered in this SAI The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

The American Independence Funds offer three classes of shares, Class A, Class C and Institutional Class. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-888-266-8787, or contact your sales representative, broker-dealer or bank to obtain more information about the Funds' shares.

The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     As of February 19, 2008, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below.

Fund	Percentage Owned

International Bond Fund
Institutional Class

Fidelity Investments Operations Co. Inc. FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way (KWIC) Covington, KY 41015-1999 MAC & Co A/C PRHF5011252	56.45%

Mutual Funds Ops TC
PO Box 3198
Pittsburgh PA 15230-3198	24.80%

MAC & Co
A/C PRHF5021212
Mutual Funds Ops TC
PO Box 3198
Pittsburgh PA 15230-3198	10.23%

A Class

John J. Pileggi
335 Madison Avenue
American Independence Financial Svc
New York, NY 10017-4611	100%

C Class

John J. Pileggi
335 Madison Avenue
American Independence Financial Svc
New York, NY 10017-4611	100%

U.S. INFLATION-INDEXED FUND

Institutional Class

McKinsey Master Retirement Trust
McKinsey & Company Inc.
55 East 52nd St. 29th Fl.
New York, NY 10055-0002	97.49%

A Class

NFS LLC FEBO

R.	K. Webster 2007 N I C R U T
R	Kingman Webster

U/A 10/23/07
4151 Gulf Shore Blvd N Apt 1505
Naples, FL 34103-5600	66.33%

NFS LLC FEBO
David Allen Marsh
7856 Skylake Dr
Fort Worth TX 76179-3037	11.52	*

NFS LLC FEBO
R.K. Webster Grandchild TR

Dee M. Webster M McQuillen TTE
U/A 12/08/1986
4151 Gulf Shore Blvd N
Naples, FL 34103-5600	9.48%
C Class

John J. Pileggi
335 Madison Avenue
American Independence Financial Svc
New York, NY 10017-4611	100%

VOTING RIGHTS

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contractor obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund. Under the Fund's Trust Instrument, the Boards of Trustees are authorized to create new Funds or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund to which the shares of that series relates, and will have no interest in the assets of any other Fund. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund's Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

PERFORMANCE INFORMATION

The may quote performance in various ways.

All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The following paragraphs describe how yield and return are calculated by the American Independence Funds.

Return Calculations. Returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual-rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a Fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee or the effect of a fund's small balance maintenance fee. Excluding a fund's short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

From time to time, in advertisements or in reports to shareholders, a Fund's yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc. From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated Fund holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Trust may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

TAXATION

The Funds have qualified and intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders bands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option, If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Fund may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard. Generally, the hedging transactions undertaken by a Fund or the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the Fund. In addition, losses realized by a Fund or the Fund on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or the Fund of hedging transactions are not entirely clear, Hedging transactions may increase the amount of short-term capital gain realized by a Fund or Fund which is taxed as ordinary income when distributed to stockholders.

A Fund or the Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund or, in the case of the International Multi-Manager Stock Fund, the Portfolio will be able to engage in transactions in options, futures, and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

Income received by a Fund or the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Equity Fund, its proportionate share of such taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund or the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund (including, in the case of the International Equity Fund, its proportionate share of the Fund's foreign source passive income). The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (I) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 28% (or at a lower rate under a tax treaty).

2003 TAX ACT

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each of the Funds will be able to separately designate distributions of any qualifying long-term capital gains. Each of the Funds investing in stock will also be able to designate qualifying dividends earned by the Fund that would be eligible for the lower minimum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. A portion of each Fund's distributions from its investment income may also qualify for the dividends received deduction available to corporations (the corporate shareholder would need to have at least a 46 day holding period with respect to any such qualifying distribution). Because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends and/or the corporate dividends received deduction.

FINANCIAL STATEMENTS

The FFTW Funds, Inc. (the predecessor Funds) financial treatments and financial highlights for the fiscal year ended December 31, 2007 appearing in the fund's annual report, as filed with the SEC on March 10, 2008 (Accession No. 0001206774-08-000482) is incorporated by reference into this statement of additional information. The financial statements and financial highlights for the year ended December 31, 2007 have been audited by Grant Thornton LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Grant Thornton LLP as experts in accounting and auditing

MISCELLANEOUS

As used in this SAI, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund. If you have any questions concerning the Trust or any of the Funds, please call 1-888-266-8787. 62

APPENDIX A
QUALITY RATING DESCRIPTIONS

STANDARD & POOR'S

AAA. Bonds rated AAA are the highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in a small degree. A.Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB. Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B.Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. Bonds rated CCC are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC.	Bonds rated CC are currently highly vulnerable to nonpayment.
C.	Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal notes issued since July 29, 1984 are designated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics.

A-1. S&P's Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

A-2. apacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S INVESTORS SERVICE, INC.

Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. These bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A.These bonds possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. These bonds are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. These bonds possess speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B.These bonds lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. This rating represents bonds, which may be in default, or, there may be present elements of danger with respect to principal or interest. Ca. This raring represents highly speculative bonds. Such instruments are often in default or have other marked shortcomings.

C.The lowest class of bonds, with poor prospects of attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end or its generic rating category.

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's

Investment Grade ("MIG"). This distinction is in recognition of the differences between short-tern credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-tern borrowing, while various factors of high importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this rating are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this rating are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

MIG-3. Notes bearing this rating are of favorable quality, although liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-I" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P	-2	.	Issuers have a strong capacity for repayment of short-term promissory obligations.
P	-3	.	Issuers have an acceptable ability for repayment of senior short-term obligations.
			FITCH RATINGS

International Long-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

International Short-Term Credit Ratings

Fl: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:

D: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment: E:Default. Denotes actual or imminent payment default. Notes to Long-term and

Short-tern ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F I'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of infonnation available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

PROXY VOTING POLICIES AND
PROCEDURES AMERICAN
INDEPENDENCE FUNDS TRUST
PROXY VOTING POLICY AND
PROCEDURES

The Board of Trustees of American Independence Funds Trust (the "Trust") hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities (the "Securities") held by certain of the Trust's investment Funds ("Funds"):

I.	POLICY
A.	It is the policy of the Board of Trustees of the Trust (the "Board") to delegate the responsibility for voting proxies relating to Securities held by the Funds to American Independence Financial Services, LLC (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight. The voting of proxies is an integral part of the investment management services provided by the Adviser pursuant to the advisory contract. As the Adviser and BISYS, the Funds' principal underwriter, are not affiliates, the delegation of authority to the Adviser to vote proxies relating to Fund securities eliminates the potential for conflicts of interest between BISYS and the Funds' shareholders from the proxy voting process.

B.The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to Securities held by the Funds to a sub-adviser (each a "Sub-Adviser") retained to provide investment advisory services to certain Funds. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

U. FIDUCIARY DUTY

The right to vote a proxy with respect to Securities held by the Funds is an asset of the Company. The Adviser or Sub-Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser's Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Funds shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less frequently than annually, the Adviser shall report to the Board a record of each proxy voted with respect to Securities of the Funds during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than its duties as investment adviser to the Funds which compromises the Adviser's independence of judgment and action with respect to the voting of the proxy.

W. REVOCATION

The delegation by the Board of the authority to vote proxies relating to Securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Company shall file an annual report of each proxy voted with respect to Securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.	DISCLOSURES
A.	The Company shall include in its registration statement:
1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to Securities; and
2. A statement disclosing that information regarding how the Company voted proxies relating to

     Securities during the most recent I2-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B.	The Company shall include in its Annual and Semi-Annual Reports to shareholders:
I. A statement disclosing that a description of the policies and procedures used by or on behalf of the
Company to determine how to vote proxies relating to Securities of the Funds is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; and on the SEC website.

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

VII. REVIEW OF POLICY

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: July 12, 2005

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

PROXY VOTING POLICY AND PROCEDURES

GENERAL POLICY

It is the policy of American Independence Financial Services, LLC ("AIFS ") to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of clients for whom AIFS provides discretionary investment management services and have authority to vote their proxies.

AIFS may vote proxies as part of its authority to manage, acquire and dispose of account assets. AIFS will not vote proxies if the advisory agreement does not provide for AIFS to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

When voting proxies for client accounts, AIFS 's primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, AIFS will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. If appropriate to do so, AIFS may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide AIFS with a statement of proxy voting policy. In these situations, AIFS will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of AIFS

PROCEDURES FOR VOTING PROXIES

These procedures are adopted pursuant to the policy cited above and are hereby delegated to the Proxy Committee. The Proxy Committee may consist of executive, investment, compliance, legal and operations personnel. The Proxy Committee will review these procedures on a yearly basis and make such changes as it believes are necessary to maintain compliance with applicable federal securities regularions.

Evaluation and Voting

The Proxy Committee shall designate one or more employees of AIFS (each a "designated employee") to review each proxy received by AIFS for which AIFS has the responsibility to vote and to ensure that all proxies are voted according to AIFS 's guidelines.

I.	The issues presented in the proxy materials;
2.	The interests of AIFS , if any, in those issues;
3.	How the proxy will be voted; and

The record will include any external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee. Where an apparent conflict of interest exists, or where the designated employee requires additional guidance, the nature and circumstances of the proxy will be brought to the attention of the Proxy Committee, which will determine how the proxy will be voted.

In cases where a client has asked AIFS for advice with respect to a proxy, the designated employee will submit a memorandum containing the recommendation to the Proxy Committee, which will:

1.	Endorse the memorandum for delivery to the client;
2.	Return the memorandum for further consideration; or
3.	In the case of a potential conflict of interest or basic disagreement about the voting of the proxy, submit the memorandum to the Investment Policy Committee for direction with respect to the advice AIFS should provide to the client with respect to the proxy.

Conflicts of Interest

AIFS will maintain a list of those companies which issue publicly traded securities and with which affiliates of AIFS has such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between AIFS and its clients.

The term "conflict of interest" refers to a situation in which affiliates of AIFS has a financial interest in a matter presented by a proxy other than the obligation AIFS incurs as investment adviser and any other client which may compromise AIFS 's freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

1.	Companies affiliated with Trustees;
2.	Companies affiliated with officers of AIFS ; and
3.	Companies that maintain significant business relationships with AIFS or is actively seeking a significant business relationship. 71

     Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its review and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, AIFS 's commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

     In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to the Funds or any other clients of voting the proxy.

     All votes submitted by AIFS on behalf of its clients are not biased in any way by other clients of A1FS . For example, the fact that XYZ Corporation is a client of AIFS does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client's stock).

Reporting and Disclosure

     Once each year, AIFS shall include in its presentation materials to the Boards of Trustees of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that AIFS has identified as involving a conflict of interest, AIFS shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

     AIFS shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. AIFS shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

Recordkeeping

AIFS shall retain records relating to the voting of proxies, including:

1.	A copy of this proxy voting policy and procedures relating to the voting of proxies.
2.	A copy of each proxy statement received by AIFS regarding portfolio securities in AIFS client accounts.

3.	A record of each vote cast by AIFS on behalf of a client.
4.	A copy of each written client request for information on how AIFS voted proxies on behalf of the client account, and a copy of any written response by AIFS to the client account.
5.	A copy of any document prepared by AIFS that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

AIFS shall rely on proxy statements filed on the SEC's EDGAR system instead of maintaining its own copies.

     These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of S.

Schedule A

     The following is a concise summary of AIFS 's proxy voting policy guidelines. I. Auditors Vote FOR proposals to ratify auditors, unless any of the following apply:

·An auditor has a financial interest in or association with the company, and is therefore not independent

  Fees for non-audit services are excessive, or
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. Board of Trustees

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all Trustees annually. Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside Trustees of CEO pay. Majority of Independent Trustees Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of Trustees be independent unless the board composition already meets the threshold for definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent Trustees if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements. Cumulative Voting Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of Trustees must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders. Reimbursing Proxy Solicitation

Expenses Vote CASE-BY-CASE.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the faimess opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub voting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders
  It is not designed to preserve the voting power of an insider or significant shareholder 9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, AIFS will value every award type. AIFS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once AIFS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  Historic trading patterns
  Rationale for the repricing
  Value-for-value exchange
  Option vesting

  Term of the option
  Exercise price
  Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value
  Offering period is 27 months or less, and
  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

PART C. OTHER INFORMATION

Item 23. Exhibits:

(a)	(1) Trust Instrument(1)
	(2)	Amendment to Trust Instrument(2)
(b)	By-Laws.(1)
(d)	Investment Advisory Contracts.
	(1)	Investment Advisory agreement between Registrant and Arrivato Advisors, LLC(1)
	(2)	Form of Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC(3)
	(3)	Form of Sub-Advisory Agreement between American Independence Financial Services,LLC and Barrow, Hanley, Mewhinney & Strauss, Inc.(4)
	(4)	Form of Sub-Advisory Agreement between American Independence Financial Services, LLC and Commerce Asset Management.(4)
	(5)	Form of Sub-Advisory Agreement between American Independence Financial Services, LLC and Miller & Jacobs Capital, LLC.(5)
	(6)	Amended Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC.dated February 2008
	(7)	Form of Sub-Advisory Agreement between American Independence Financial Services and Fischer Francis Trees & Watts
	(8)	Amended Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC*
(e)	Underwriting Contracts
	(1)	Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership.(1)
	(2)	Amendment to the Distribution Agreement dated November 14, 2005(3)
	(3)	Distribution Agreement between Registrant and Foreside Fund Services, LLC(6)
	(4)	Amended Distribution Agreement between Registrant and Foreside Fund Services, LLC*
(f)	None.
(g)	Custodian Agreement between Registrant and INTRUST Bank, NA.(2)
(h)	Other Material Contracts.
	(1)	Form of Master Services Agreement between Registrant and BISYS Fund Services Ohio, Inc.(1)
	(2)	Amendment to Master Services Agreement between Registrant and BISYS Fund Services Ohio, Inc.
	(2)	Fund Accounting Agreement between Registrant and JPMorgan Worldwide Securities Services
	(3)	Transfer Agent and Service Agreement between Registrant and Boston Financial Data Services, Inc.
	(3)	Sub-Transfer Agency Agreement(1)
	(4)	Form of Agreement and Plan of Reorganization.(4)

(5) Form of Agreement and Plan of Reorganization with Fischer Francis Trees & Watts(6)
(i)	Legal Opinion.
(1) Opinion and Consent of Dechert LLP
(j)	Consent of Independent Public Accountants
(k)	None.
(m)	(1) Rule 12b-1 Plan.(1)
(2) Amended Rule 12b-1 Plan(3)
(3) Amended Rule 12b-1 Plan(6)
(n)	(1) Rule 18f-3 Plan.(1)
(2) Revised Rule 18f-3 Plan dated Nov. 14, 2005(3)
(3) Revised Rule 18f-3 Plan dated December 15, 2006.(5)
(o)	N/A
(p)	Codes of Ethics
(1) Code of Ethics of Arrivato Funds Trust(1)
(2) Code of Ethics of Arrivato Advisors, LLC(2)
(3) Code of Ethics of BISYS (Distributor)(2)
(4) Code of Ethics of Barrow Hanley(3)
(5) Code of Ethics of Commerce Asset Management(3)
(6) Code of Ethics of Miller & Jacobs Capital, LLC.(5)
(7) Code of Ethics of Fischer Francis Trees & Watts(6)
(q)	Power of Attorney (3)
*	To be filed by amendment.
1	Previously filed with Pre-Effective Amendment No. 2 filed on July 28, 2005.
2	Previously filed with Pre-Effective Amendment No. 3 filed on August 29, 2005.
3.	Previously Filed Incorporated by reference from exhibits filed with Registrants Registration Statement on Form N-14 filed with the Securities and Exchange Commission on February 15, 2006.
4.	Previously filed with Post-Effective Amendment No. 2 Filed on February 23, 2006.
5.	Previously filed with Post-Effective Amendment No. 5 Filed on January 16, 2007.
6.	Previously filed with Post-Effective Amendment No. 11 Filed on April 18, 2008.

Item 25. Indemnification

No change from the information set forth in Item 25 of the most recently filed N-1A of American Independence Funds Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-124214 and 811-21757) as filed with the Securities and Exchange Commission on February 28, 2008 (Accession No. 0001206774-08-000425.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 2nd day of March 2009.

AMERICAN INDEPENDENCE FUNDS TRUST

By: /s/ Eric Rubin

Eric Rubin
President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Eric Rubin	President	March 2, 2009
Eric Rubin

/s/ Richard A. Wedemeyer*	Chairman of the Board	March 2, 2009
Richard A. Wedemeyer	and Trustee

/s/ Jeffrey Haas*	Trustee	March 2, 2009
Jeffrey Haas

/s/ Joseph Hankin*	Trustee	March 2, 2009
Joseph Hankin

/s/ Terry L. Carter*	Trustee	March 2, 2009
Terry L. Carter

/s/ Thomas F. Kice*	Trustee	March 2, 2009
Thomas F. Kice

/s/ George Mileusnic*	Trustee	March 2, 2009
George Mileusnic

/s/ John J. Pileggi*	Trustee	March 2, 2009
John J. Pileggi

/s/ Ronald Baldwin*	Trustee	March 2, 2009
Ronald Baldwin

/s/ Peter L. Ochs*	Trustee	March 2, 2009
Peter L. Ochs

*By: /s/ Eric Rubin

Eric Rubin, Attorney-in-Fact pursuant to Power of Attorney Previously Filed